UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21311

PIMCO High Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: July 31

Date of reporting period: July 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.    Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO CLOSED-END FUNDS

Annual Report

July 31, 2020

PIMCO Corporate & Income Opportunity Fund | PTY | NYSE

PIMCO Corporate & Income Strategy Fund | PCN | NYSE

PIMCO High Income Fund | PHK | NYSE

PIMCO Income Strategy Fund | PFL | NYSE

PIMCO Income Strategy Fund II | PFN | NYSE

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 844.337.4626. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

Letter from the Chair of the Board & President

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Closed-End Funds Annual Report, which covers the 12-month reporting period ended July 31, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended July 31, 2020

The coronavirus took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) grew at a revised annual pace of 2.6% and 2.4% during the third and fourth quarters of 2019, respectively. The pandemic then caused the economy to significantly weaken, as annualized GDP growth in the first quarter of 2020 was -5.0%. The Commerce Department’s second estimate for second-quarter annualized GDP growth — released after the reporting period ended — was -31.7%. This represented the sharpest quarterly decline on record.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced, “It has become clear that our economy will face severe disruptions. Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. It also announced that, for the first time, it would purchase existing corporate bonds on the open market. In addition, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy.

In its June 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects the U.S. economy to contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF has also stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In Europe, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. Finally, in July, the European Union agreed on a $2.06 trillion spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rates at -0.1%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to a combination of declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.55% at the end of the reporting period, versus 2.02% on July 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 5.98%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 8.50%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 2.65%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets

2	PIMCO CLOSED-END FUNDS

Bond Index (EMBI) Global (USD Hedged), returned 4.08%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -0.81%.

After initially rising, global equities experienced a sharp decline in February and March 2020. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. However, global equities rallied sharply from April through July 2020, in our view because investor sentiment improved given significant stimulus efforts from central banks around the world. All told, during the 12 months ended July 31, 2020, U.S. equities, as represented by the S&P 500 Index, returned 11.96% and global equities, as represented by the MSCI World Index, returned 7.23%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 3.05% and European equities, as represented by the MSCI Europe Index (in EUR), returned -7.06%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned 6.55%.

Commodity prices were extremely volatile and generated mixed results. When the reporting period began, Brent crude oil was approximately $64 a barrel. It ended the reporting period at roughly $43 a barrel after briefly trading below $15. Elsewhere, copper and gold prices moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -6.34%, -7.62% and -2.79% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO closed-end funds investments, please contact your financial advisor or call the funds’ shareholder servicing agent at (844) 33-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	JULY 31, 2020	3

Important Information About the Funds

Information regarding each Fund’s principal investment strategies, principal risks and risk management strategies, the effects of each Fund’s leverage, and each Fund’s fundamental investment restrictions, including a summary of certain changes thereto during the most recent fiscal year, can be found within the relevant sections of this report. Please refer to the Table of Contents for further information.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yield of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movement in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses.

A Fund may enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a 10-year U.S. treasury) that have different effective dates with respect to interest accrual time periods for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies. In such a “paired swap transaction”, a Fund would generally enter into one or more interest rate swap agreements whereby the Fund agrees to make regular payments starting at the time the Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial leg”). The Fund would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, the Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a floating interest rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).

A Fund may engage in investment strategies, including those that employ the use of derivatives, to, among other things, seek to generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of a Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to

4	PIMCO CLOSED-END FUNDS

adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known and could result in losses to a Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019 and the effects it may have on the market for mortgage-backed securities are uncertain.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies, such as the Funds, frequently trade at a discount from their NAV and may trade at a price that is less than the initial offering price and/or the NAV of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the NAV of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to NAV thereafter.

The Funds may be subject to various risks as described in the Principal Risks in the Notes to Financial Statements.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses. Historical NAV performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of a Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund distribution rate or that the rate will be sustainable in the future.

The following table discloses the commencement of operations and diversification status of each Fund:

Fund Name	Commencement of Operations	Diversification Status
PIMCO Corporate & Income Opportunity Fund	12/27/02	Diversified
PIMCO Corporate & Income Strategy Fund	12/21/01	Diversified
PIMCO High Income Fund	04/30/03	Diversified
PIMCO Income Strategy Fund	08/29/03	Diversified
PIMCO Income Strategy Fund II	10/29/04	Diversified

ANNUAL REPORT	JULY 31, 2020	5

Important Information About the Funds (Cont.)

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with Pacific Investment Management Company LLC (“PIMCO”) and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s original or any subsequent prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of a Fund creates a contract between or among any shareholders of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’

complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (844) 33-PIMCO. Prior to its use of Form N-PORT, each Fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Funds is uncertain.

In April 2020, the SEC adopted amended rules modifying the registration, communications, and offering processes for registered closed-end funds and interval funds. Among other things, the amendments will: (1) permit qualifying closed-end funds to use a short-form registration statement to offer securities in eligible transactions and certain funds to qualify as Well Known Seasoned Issuers; (2) permit interval funds to pay registration fees based on net issuance of shares in a manner similar to mutual funds; (3) require closed-end funds and interval funds to include additional disclosures in their annual reports; and (4) require certain information to be filed in interactive data format. The new rules have phased compliance and effective dates, with some requirements requiring compliance starting August 1, 2020 and others requiring compliance as late as February 1, 2023.

6	PIMCO CLOSED-END FUNDS

PIMCO Corporate & Income Opportunity Fund

Symbol on NYSE - PTY

Allocation Breakdown as of July 31, 2020†§

Corporate Bonds & Notes	42.2%

Asset-Backed Securities	16.3%

Loan Participations and Assignments	14.0%

Non-Agency Mortgage-Backed Securities	10.7%

Short-Term Instruments	4.8%

U.S. Government Agencies	3.5%

Sovereign Issues	2.8%

Preferred Securities	1.9%

Municipal Bonds & Notes	1.8%

Other	2.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information as of July 31, 2020(1)

Market Price	$15.34

NAV	$12.42

Premium/(Discount) to NAV	23.51%

Market Price Distribution Rate(2)	10.17%

NAV Distribution Rate(2)	12.56%

Total Effective Leverage(3)	40.70%

Average Annual Total Return(1) for the period ended July 31, 2020

	1 Year	5 Year	10 Year	Commencement of Operations (12/27/02)
Market Price	(8.77)%	12.83%	11.91%	13.05%
NAV	(4.53)%	9.35%	12.28%	13.01%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Corporate & Income Opportunity Fund’s investment objective is to seek maximum total return through a combination of current income and capital appreciation.

The Fund cannot change its investment objective without the approval of the holders of a “majority of the outstanding” common shares and any preferred shares voting together as a single class, and of the holders of a “majority of the outstanding” preferred shares voting as a separate class.1 There have not been any material changes to the Fund’s investment objective during the reporting period.

Information regarding the Fund’s principal investment strategies, principal risks and risk management strategies, the effects of the Fund’s leverage, and the Fund’s fundamental investment restrictions, including a summary of certain changes thereto during the most recent fiscal year, can be found within the relevant sections of this report. Please refer to the Table of Contents for further information.

[1]

References herein to “majority of the outstanding,” when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), has the meaning set forth in the Investment Company Act of 1940, as amended.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Issuance of additional shares through at-the-market offerings at a premium to net asset value contributed to absolute performance.

»	Exposure to investment grade corporate credit contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to U.S. residential mortgage-backed securities contributed to absolute performance, as non-agency and agency residential mortgage-backed securities posted positive returns.

»	Exposure to select high yield and bank loan securities detracted from absolute performance, as these securities posted negative returns.

»	Exposure to select emerging market debt including Argentinian debt detracted from absolute performance, as it posted negative returns.

»	U.S. interest rate positioning detracted from absolute performance, as rates declined.

ANNUAL REPORT	JULY 31, 2020	7

PIMCO Corporate & Income Strategy Fund

Symbol on NYSE - PCN

Allocation Breakdown as of July 31, 2020†§

Corporate Bonds & Notes	42.8%

Asset-Backed Securities	13.6%

Non-Agency Mortgage-Backed Securities	12.0%

Loan Participations and Assignments	11.4%

U.S. Government Agencies	4.1%

Short-Term Instruments	3.5%

Municipal Bonds & Notes	3.4%

Preferred Securities	3.4%

Sovereign Issues	3.2%

Real Estate Investment Trusts	1.2%

Other	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information as of July 31, 2020(1)

Market Price	$15.29

NAV	$12.74

Premium/(Discount) to NAV	20.02%

Market Price Distribution Rate(2)	8.83%

NAV Distribution Rate(2)	10.60%

Total Effective Leverage(3)	26.94%

Average Annual Total Return(1) for the period ended July 31, 2020

	1 Year	5 Year	10 Year	Commencement of Operations (12/21/01)
Market Price	(7.72)%	12.38%	10.84%	11.19%
NAV	(5.44)%	7.56%	10.56%	10.99%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Corporate & Income Strategy Fund’s primary investment objective is to seek high current income, with a secondary objective of capital preservation and appreciation.

The Fund cannot change its investment objectives without the approval of the holders of a “majority of the outstanding” common shares and any preferred shares voting together as a single class, and of the holders of a “majority of the outstanding” preferred shares voting as a separate class.1 There have not been any material changes to the Fund’s investment objective during the reporting period.

Information regarding the Fund’s principal investment strategies, principal risks and risk management strategies, the effects of the Fund’s leverage, and the Fund’s fundamental investment restrictions, including a summary of certain changes thereto during the most recent fiscal year, can be found within the relevant sections of this report. Please refer to the Table of Contents for further information.

[1]

References herein to “majority of the outstanding,” when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), has the meaning set forth in the Investment Company Act of 1940, as amended.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to investment grade corporate credit contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to non-agency residential mortgage-backed securities contributed to absolute performance, as the asset class posted positive returns.

»	U.S. interest rate positioning contributed to absolute performance, as rates declined.

»	Exposure to select high yield and bank loan securities detracted from absolute performance, as these securities posted negative returns.

»	Exposure to select emerging market debt including Argentinian debt detracted from absolute performance, as it posted negative returns.

»	Exposure to select agency collateralized mortgage obligations detracted from absolute performance, as these securities posted negative returns.

8	PIMCO CLOSED-END FUNDS

PIMCO High Income Fund

Symbol on NYSE -  PHK

Allocation Breakdown as of July 31, 2020†§

Corporate Bonds & Notes	39.0%

Non-Agency Mortgage-Backed Securities	11.6%

Loan Participations and Assignments	8.8%

Asset-Backed Securities	8.3%

Preferred Securities	7.2%

Short-Term Instruments	6.9%

Municipal Bonds & Notes	6.7%

U.S. Government Agencies	6.3%

Sovereign Issues	2.3%

Real Estate Investment Trusts	1.7%

Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information as of July 31, 2020(1)

Market Price	$5.18

NAV	$5.00

Premium/(Discount) to NAV	3.60%

Market Price Distribution Rate(2)	11.12%

NAV Distribution Rate(2)	11.52%

Total Effective Leverage(3)	30.68%

Average Annual Total Return(1) for the period ended July 31, 2020

	1 Year	5 Year	10 Year	Commencement of Operations (04/30/03)
Market Price	(27.55)%	0.07%	3.47%	7.24%
NAV	(11.08)%	7.91%	11.70%	10.49%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO High Income Fund’s primary investment objective is to seek high current income, with capital appreciation as a secondary objective.

The Fund cannot change its investment objectives without the approval of the holders of a “majority of the outstanding” common shares and any preferred shares voting together as a single class, and of the holders of a “majority of the outstanding” preferred shares voting as a separate class.1 There have not been any material changes to the Fund’s investment objectives during the reporting period.

Information regarding the Fund’s principal investment strategies, principal risks and risk management strategies, the effects of the Fund’s leverage, and the Fund’s fundamental investment restrictions, including a summary of certain changes thereto during the most recent fiscal year, can be found within the relevant sections of this report. Please refer to the Table of Contents for further information.

[1]

References herein to “majority of the outstanding,” when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), has the meaning set forth in the Investment Company Act of 1940, as amended.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to investment grade corporate credit contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to U.S. residential mortgage-backed securities contributed to absolute performance, as non-agency and agency residential mortgage-backed securities posted positive returns.

»	Exposure to taxable municipal securities contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to select high yield and bank loan securities detracted from absolute performance, as these securities posted negative returns.

»	U.S. interest rate positioning detracted from absolute performance, as rates declined.

»	Exposure to select emerging market debt including Argentinian debt detracted from absolute performance, as it posted negative returns.

ANNUAL REPORT	JULY 31, 2020	9

PIMCO Income Strategy Fund

Symbol on NYSE -  PFL

Allocation Breakdown as of July 31, 2020†§

Corporate Bonds & Notes	49.5%

Asset-Backed Securities	13.9%

Loan Participations and Assignments	10.6%

Non-Agency Mortgage-Backed Securities	7.5%

Short-Term Instruments	4.9%

Municipal Bonds & Notes	3.4%

Sovereign Issues	3.1%

Preferred Securities	2.6%

U.S. Government Agencies	2.4%

Other	2.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information as of July 31, 2020(1)

Market Price	$9.95

NAV	$9.44

Premium/(Discount) to NAV	5.40%

Market Price Distribution Rate(2)	10.85%

NAV Distribution Rate(2)	11.44%

Total Effective Leverage(3)	31.72%

Average Annual Total Return(1) for the period ended July 31, 2020

	1 Year	5 Year	10 Year	Commencement of Operations (08/29/03)
Market Price	(7.65)%	9.67%	9.17%	6.45%
NAV	(4.41)%	6.42%	9.55%	6.51%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Income Strategy Fund’s investment objective is to seek high current income, consistent with the preservation of capital.

The Fund cannot change its investment objective without the approval of the holders of a “majority of the outstanding” common shares and any preferred shares voting together as a single class, and of the holders of a “majority of the outstanding” preferred shares voting as a separate class.1 There have not been any material changes to the Fund’s investment objective during the reporting period.

Information regarding the Fund’s principal investment strategies, principal risks and risk management strategies, the effects of the Fund’s leverage, and the Fund’s fundamental investment restrictions, including a summary of certain changes thereto during the most recent fiscal year, can be found within the relevant sections of this report. Please refer to the Table of Contents for further information.

[1]

References herein to “majority of the outstanding,” when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), has the meaning set forth in the Investment Company Act of 1940, as amended.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to investment grade corporate credit contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to bank capital contributed to absolute performance, as the asset class posted positive returns.

»	Issuance of additional shares through at-the-market offerings at a premium to net asset value contributed to absolute performance.

»	Exposure to select high yield and bank loan securities detracted from absolute performance, as these securities posted negative returns.

»	Exposure to select emerging market debt including Argentinian debt detracted from absolute performance, as it posted negative returns.

»	Exposure to select structured credit securities detracted from absolute performance, as these securities posted negative returns.

10	PIMCO CLOSED-END FUNDS

PIMCO Income Strategy Fund II

Symbol on NYSE -  PFN

Allocation Breakdown as of July 31, 2020†§

Corporate Bonds & Notes	48.2%

Asset-Backed Securities	12.0%

Non-Agency Mortgage-Backed Securities	11.2%

Loan Participations and Assignments	10.9%

Municipal Bonds & Notes	4.1%

Short-Term Instruments	3.6%

Preferred Securities	2.9%

Sovereign Issues	2.6%

U.S. Government Agencies	2.2%

Real Estate Investment Trusts	1.0%

Other	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information as of July 31, 2020(1)

Market Price	$8.88

NAV	$8.51

Premium/(Discount) to NAV	4.35%

Market Price Distribution Rate(2)	10.81%

NAV Distribution Rate(2)	11.28%

Total Effective Leverage(3)	29.89%

Average Annual Total Return(1) for the period ended July 31, 2020

	1 Year	5 Year	10 Year	Commencement of Operations (10/29/04)
Market Price	(7.75)%	9.60%	9.52%	5.70%
NAV	(4.48)%	6.73%	9.90%	5.72%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Income Strategy Fund II’s investment objective is to seek high current income, consistent with the preservation of capital.

The Fund cannot change its investment objective without the approval of the holders of a “majority of the outstanding” common shares and any preferred shares voting together as a single class, and of the holders of a “majority of the outstanding” preferred shares voting as a separate class.1 There have not been any material changes to the Fund’s investment objective during the reporting period.

Information regarding the Fund’s principal investment strategies, principal risks and risk management strategies, the effects of the Fund’s leverage, and the Fund’s fundamental investment restrictions, including a summary of certain changes thereto during the most recent fiscal year, can be found within the relevant sections of this report. Please refer to the Table of Contents for further information.

[1]

References herein to “majority of the outstanding,” when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), has the meaning set forth in the Investment Company Act of 1940, as amended.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to investment grade corporate credit contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to bank capital contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to U.S. residential mortgage-backed securities contributed to absolute performance, as non-agency and agency residential mortgage-backed securities posted positive returns.

»	Exposure to select high yield and bank loan securities detracted from absolute performance, as these securities posted negative returns.

»	Exposure to select emerging market debt including Argentinian debt detracted from absolute performance, as it posted negative returns.

»	U.S. interest rate positioning detracted from absolute performance, as rates declined.

ANNUAL REPORT	JULY 31, 2020	11

Financial Highlights

			Investment Operations			Less Distributions to ARPS(c)			Less Distributions to Common Shareholders(d)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)		Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)		From Net Investment Income	From Net Realized Capital Gains	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Corporate & Income Opportunity Fund

07/31/2020	$14.66		$1.36	$(2.41)		$(0.05)	$0.00	$(1.10)	$(1.59)	$0.00	$0.00	$(1.59)

07/31/2019	14.80	(j)	1.36	0.09		(0.13)	0.00	1.32	(1.63)	0.00	0.00	(1.63)

07/31/2018	14.87		1.30	0.16		(0.09)	0.00	1.37	(1.56)	0.00	0.00	(1.56)

07/31/2017	13.27		1.21	2.06		(0.04)	0.00	3.23	(1.59)	0.00	(0.14)	(1.73)

07/31/2016	14.23		1.30	(0.65)		(0.02)	0.00	0.63	(1.59)	0.00	0.00	(1.59)

PIMCO Corporate & Income Strategy Fund

07/31/2020	$14.94		$1.31	$(2.07)		$(0.01)	$0.00	$(0.77)	$(1.41)	$0.00	$0.00	$(1.41)

07/31/2019	14.90	(j)	1.22	0.20		(0.05)	0.00	1.37	(1.43)	0.00	0.00	(1.43)

07/31/2018	15.32		1.20	(0.24)		(0.03)	0.00	0.93	(1.35)	0.00	0.00	(1.35)

07/31/2017	14.28		1.12	1.70		(0.01)	0.00	2.81	(1.75)	0.00	(0.02)	(1.77)

07/31/2016	14.75		1.24	(0.84	)(h)	(0.01)	0.00	0.39 (i)	(1.37)	0.00	0.00	(1.37)

PIMCO High Income Fund

07/31/2020	$6.38		$0.65	$(1.30)		$(0.01)	$0.00	$(0.66)	$(0.68)	$0.00	$(0.03)	$(0.71)

07/31/2019	6.54	(j)	0.61	0.11		(0.03)	0.00	0.69	(0.73)	0.00	(0.16)	(0.89)

07/31/2018	6.90		0.62	0.01		(0.02)	0.00	0.61	(0.84)	0.00	(0.13)	(0.97)

07/31/2017	6.63		0.67	0.71		(0.01)	0.00	1.37	(0.91)	0.00	(0.19)	(1.10)

07/31/2016	7.37		0.74	(0.48	)(h)	(0.00)	0.00	0.26 (i)	(1.18)	0.00	(0.08)	(1.26)

PIMCO Income Strategy Fund

07/31/2020	$11.00		$1.01	$(1.52)		$(0.04)	$0.00	$(0.55)	$(0.97)	$0.00	$(0.11)	$(1.08)

07/31/2019	11.14	(j)	0.90	0.02		(0.07)	0.00	0.85	(0.99)	0.00	(0.09)	(1.08)

07/31/2018	11.60		0.87	(0.19)		(0.06)	0.00	0.62	(1.07)	0.00	(0.01)	(1.08)

07/31/2017	10.53		0.88	1.31		(0.04)	0.00	2.15	(1.08)	0.00	0.00	(1.08)

07/31/2016	11.46		0.88	(0.70)		(0.03)	0.00	0.15	(1.08)	0.00	0.00	(1.08)

PIMCO Income Strategy Fund II

07/31/2020	$9.91		$0.86	$(1.32)		$(0.03)	$0.00	$(0.49)	$(0.90)	$0.00	$(0.06)	$(0.96)

07/31/2019	10.07	(j)	0.83	0.04		(0.05)	0.00	0.82	(1.03)	0.00	0.00	(1.03)

07/31/2018	10.33		0.79	(0.05)		(0.04)	0.00	0.70	(0.96)	0.00	0.00	(0.96)

07/31/2017	9.42		0.80	1.10		(0.03)	0.00	1.87	(0.96)	0.00	0.00	(0.96)

07/31/2016	10.27		0.87	(0.67)		(0.02)	0.00	0.18	(1.03)	0.00	0.00	(1.03)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of common shares outstanding during the year.
(c)

Auction Rate Preferred Shareholders (“ARPS”) asset coverage per share is disclosed as the product of the asset coverage ratio as of period end and the current liquidation preference. See Note 14, Auction Rate Preferred Shares, in the Notes to Financial Statements for more information.

(d)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(e)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(f)

Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders. The expense ratio and net investment income do not reflect the effects of dividend payments to preferred shareholders.

(g)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(h)

The amount previously reported in the Funds’ 2016 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Funds’ 2016 Annual Report, PIMCO Corporate & Income Strategy Fund and PIMCO High Income Fund reported amounts of (0.33) and (0.22), respectively.

(i)

The amount previously reported in the Funds’ 2016 Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Funds’ 2016 Annual Report, PIMCO Corporate & Income Strategy Fund and PIMCO High Income Fund reported amounts of 0.90 and 0.52, respectively.

(j)	The NAV presented may differ from the NAV reported for the same period in other Fund materials.

12	PIMCO CLOSED-END FUNDS	See Accompanying Notes

					Common Share				Ratios/Supplemental Data
										Ratios to Average Net Assets(f)
Increase resulting from at-the market Offering		Offering Cost Charged to Paid in Capital		Increase Resulting from Tender of ARPS(c)	Net Asset Value End of Year(a)		Market Price End of Year	Total Investment Return(e)	Net Assets Applicable to Common Shareholders (000s)	Expenses(g)	Expenses Excluding Waivers(g)	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	ARPS Asset Coverage Per Share(c)	Portfolio Turnover Rate

	$0.47		$(0.00)	$0.00	$12.44		$15.34	(8.77)%	$1,248,837	1.30%	1.30%	0.82%	0.82%	10.20%	$171,815	34%

	0.15		0.00	0.02	14.66		18.60	14.48	1,291,233	1.35	1.35	0.80	0.80	9.44	176,730	22

	0.12		0.00	0.00	14.80	(j)	17.95	16.78	1,219,515	1.26	1.26	0.81	0.81	8.73	153,072	19

	0.10		0.00	0.00	14.87		16.92	29.18	1,140,768	1.08	1.08	0.83	0.83	8.68	144,819	39

	N/A		N/A	0.00	13.27		14.75	16.09	946,843	0.89	0.89	0.85	0.85	9.93	124,468	45

$	N/A	$	N/A	$0.00	$12.76		$15.29	(7.72)%	$509,488	1.57%	1.57%	0.87%	0.87%	9.57%	$566,423	31%

	N/A		N/A	0.10	14.94		18.08	9.20	591,931	1.60	1.60	0.94	0.94	8.39	653,838	18

	N/A		N/A	0.00	14.90	(j)	18.09	9.61	586,592	1.36	1.36	0.94	0.94	7.97	289,023	20

	N/A		N/A	0.00	15.32		17.92	30.63	599,266	1.17	1.17	0.93	0.93	7.65	294,755	38

	N/A		N/A	0.51	14.28		15.43	24.21	553,569	1.10	1.10	1.02	1.02	8.91	274,223	43

$	N/A	$	N/A	$0.00	$5.01		$5.18	(27.55)%	$664,144	1.73%	1.73%	0.86%	0.86%	11.42%	$311,018	40%

	N/A		N/A	0.04	6.38		8.03	3.57	835,988	1.86	1.86	0.91	0.91	9.74	384,900	20

	N/A		N/A	0.00	6.54	(j)	8.67	13.13	847,052	1.48	1.48	0.90	0.90	9.30	232,587	27

	N/A		N/A	0.00	6.90		8.71	(1.45)	884,912	1.25	1.25	0.90	0.90	10.08	241,894	32

	N/A		N/A	0.26	6.63		10.03	19.92	841,102	1.08	1.08	0.95	0.95	11.20	231,185	42

	$0.09		$(0.00)	$0.00	$9.46		$9.95	(7.65)%	$295,167	1.69%	1.69%	1.21%	1.21%	10.03%	$188,225	21%

	0.06		0.00	0.03	11.00		11.99	8.10	305,453	1.69	1.69	1.18	1.18	8.39	193,873	17

	N/A		N/A	0.00	11.14	(j)	12.23	10.37	284,677	1.48	1.48	1.17	1.17	7.67	163,725	21

	N/A		N/A	0.00	11.60		12.17	28.11	294,525	1.35	1.35	1.17	1.17	8.01	168,552	40

	N/A		N/A	0.00	10.53		10.48	12.41	266,347	1.17	1.17	1.13	1.13	8.49	154,837	38

	$0.07		$(0.00)	$0.00	$8.53		$8.88	(7.75)%	$605,851	1.62%	1.62%	1.15%	1.15%	9.49%	$198,210	21%

	0.04		0.00	0.01	9.91		10.70	11.03	632,927	1.66	1.66	1.12	1.12	8.57	205,928	17

	N/A		N/A	0.00	10.07	(j)	10.70	9.19	600,890	1.41	1.41	1.10	1.10	7.79	187,429	18

	N/A		N/A	0.00	10.33		10.76	26.32	612,310	1.26	1.26	1.09	1.09	8.15	190,527	26

	N/A		N/A	0.00	9.42		9.39	11.92	556,840	1.14	1.14	1.07	1.07	9.25	175,544	38

ANNUAL REPORT	JULY 31, 2020	13

Statements of Assets and Liabilities

July 31, 2020

(Amounts in thousands†, except per share amounts)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Assets:

Investments, at value
Investments in securities*	$1,979,455	$731,553	$961,456	$440,053	$878,839
Financial Derivative Instruments
Exchange-traded or centrally cleared	815	429	1,596	225	549
Over the counter	2,037	910	827	531	1,051
Cash	0	488	0	0	0
Deposits with counterparty	28,051	9,795	25,469	5,930	13,033
Foreign currency, at value	3,887	1,516	3,128	914	2,007
Receivable for investments sold	15,265	8,294	40,680	5,816	29,067
Receivable for TBA investments sold	18,662	16,569	61,172	0	0
Receivable for Fund shares sold	0	0	0	69	0
Interest and/or dividends receivable	18,391	7,211	10,510	4,147	8,342
Other assets	396	134	8	192	199
Total Assets	2,066,959	776,899	1,104,846	457,877	933,087

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$446,833	$163,770	$233,882	$88,893	$162,891
Financial Derivative Instruments
Exchange-traded or centrally cleared	350	144	704	86	205
Over the counter	23,180	4,530	4,891	3,203	6,340
Payable for investments purchased	71,638	35,961	36,191	19,798	57,004
Payable for TBA investments purchased	37,282	24,742	91,437	0	0
Payable for unfunded loan commitments	2,746	3,447	3,450	883	1,834
Deposits from counterparty	9,107	6,301	4,866	1,429	4,948
Distributions payable to common shareholders	12,990	4,492	6,363	2,803	5,679
Distributions payable to auction rate preferred shareholders	5	0	1	8	19
Overdraft due to custodian	397	0	299	20	168
Accrued management fees	841	383	489	314	615
Other liabilities	103	116	79	73	108
Total Liabilities	605,472	243,886	382,652	117,510	239,811

Auction Rate Preferred Shares^	212,650	23,525	58,050	45,200	87,425

Net Assets Applicable to Common Shareholders	$1,248,837	$509,488	$664,144	$295,167	$605,851

Net Assets Applicable to Common Shareholders Consist of:

Par value^^	$1	$0	$1	$0	$1
Paid in capital in excess of par	1,517,562	592,670	987,533	352,414	723,787
Distributable earnings (accumulated loss)	(268,726)	(83,182)	(323,390)	(57,247)	(117,937)

Net Assets Applicable to Common Shareholders	$1,248,837	$509,488	$664,144	$295,167	$605,851

Net Asset Value Per Common Share(a)	$12.44	$12.76	$5.01	$9.46	$8.53

Common Shares Outstanding	100,425	39,926	132,555	31,218	71,060

Auction Rate Preferred Shares Issued and Outstanding	9	1	2	2	3

Cost of investments in securities	$2,106,972	$786,273	$1,080,231	$473,351	$936,156
Cost of foreign currency held	$3,935	$1,549	$2,979	$933	$2,131
Cost or premiums of financial derivative instruments, net	$(14,865)	$2,383	$113,674	$2,775	$8,150

* Includes repurchase agreements of:	$63,694	$20,036	$55,474	$17,426	$22,942

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 par value and $25,000 liquidation preference per share)
^^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

14	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Operations

Year Ended July 31, 2020
(Amounts in thousands†)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Investment Income:

Interest	$143,327	$59,820	$95,121	$34,529	$67,724
Dividends	1,625	938	3,014	451	962
Total Income	144,952	60,758	98,135	34,980	68,686

Expenses:

Management fees	9,586	4,605	6,118	3,421	6,806
Trustee fees and related expenses	195	79	112	48	95
Interest expense	6,039	3,797	6,497	1,434	2,911
Auction agent fees and commissions	383	19	46	43	80
Auction rate preferred shares related expenses	35	76	58	60	60
Miscellaneous expense	130	21	30	34	71
Total Expenses	16,368	8,597	12,861	5,040	10,023

Net Investment Income (Loss)	128,584	52,161	85,274	29,940	58,663

Net Realized Gain (Loss):

Investments in securities	(22,936)	(1,378)	(4,653)	720	1,827
Exchange-traded or centrally cleared financial derivative instruments	(191,228)	(73,127)	(232,934)	(42,742)	(104,338)
Over the counter financial derivative instruments	24,098	1,666	20,533	931	2,847
Foreign currency	(2,888)	98	228	249	(405)

Net Realized Gain (Loss)	(192,954)	(72,741)	(216,826)	(40,842)	(100,069)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(165,145)	(76,476)	(137,914)	(41,512)	(77,777)
Exchange-traded or centrally cleared financial derivative instruments	166,425	74,983	208,073	41,987	97,727
Over the counter financial derivative instruments	(34,888)	(8,435)	(22,221)	(4,837)	(9,718)
Foreign currency assets and liabilities	(3,954)	(284)	(3,316)	(329)	(1,373)

Net Change in Unrealized Appreciation (Depreciation)	(37,562)	(10,212)	44,622	(4,691)	8,859

Net Increase (Decrease) in Net Assets Resulting from Operations	$(101,932)	$(30,792)	$(86,930)	$(15,593)	$(32,547)

Distributions on Auction Rate Preferred Shares from Net Investment Income and/or Realized Capital Gains	$(4,901)	$(408)	$(1,072)	$(1,126)	$(2,180)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$(106,833)	$(31,200)	$(88,002)	$(16,719)	$(34,727)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JULY 31, 2020	15

Statements of Changes in Net Assets

	PIMCO Corporate & Income Opportunity Fund		PIMCO Corporate & Income Strategy Fund

(Amounts in thousands†)	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2020	Year Ended July 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$128,584	$116,749	$52,161	$48,079
Net realized gain (loss)	(192,954)	33,475	(72,741)	(2,543)
Net change in unrealized appreciation (depreciation)	(37,562)	(27,223)	(10,212)	9,743

Net Increase (Decrease) in Net Assets Resulting from Operations	(101,932)	123,001	(30,792)	55,279
Distributions on auction rate preferred shares from net investment income and/or realized capital gains	(4,901)	(10,757)	(408)	(1,879)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	(106,833)	112,244	(31,200)	53,400

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(149,985)	(139,693)	(56,092)	(56,489)
Tax basis return of capital	0	0	0	0

Total Distributions to Common Shareholders(a)	(149,985)	(139,693)	(56,092)	(56,489)

Auction-Rate Preferred Share Transactions*:

Net Increase (Decrease) resulting from tender of Auction Rate Preferred Shares	0	1,771	0	4,160

Common Share Transactions**:

Net proceeds from at-the-market offering	198,642	83,316	0	0
Net at-the-market offering costs	(93)	16	0	0
Issued as reinvestment of distributions	15,873	14,064	4,849	4,268

Total increase (decrease) resulting from common share transactions	214,422	97,396	4,849	4,268

Total increase (decrease) in net assets applicable to common shareholders	(42,396)	71,718	(82,443)	5,339

Net Assets Applicable to Common Shareholders:

Beginning of year	1,291,233	1,219,515	591,931	586,592
End of year	$1,248,837	$1,291,233	$509,488	$591,931

** Common Share Transactions:

Shares sold	11,310	4,849	0	0
Shares issued as reinvestment of distributions	1,006	865	297	263

Net increase (decrease) in common shares outstanding	12,316	5,714	297	263

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 14, Auction Rate Preferred Shares, in the Notes to Financial Statements for more information.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO High Income Fund		PIMCO Income Strategy Fund		PIMCO Income Strategy Fund II

Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2020	Year Ended July 31, 2019

$85,274	$78,975	$29,940	$23,760	$58,663	$50,953
(216,826)	10,555	(40,842)	(2,326)	(100,069)	794
44,622	2,511	(4,691)	3,405	8,859	2,770

(86,930)	92,041	(15,593)	24,839	(32,547)	54,517
(1,072)	(3,684)	(1,126)	(1,813)	(2,180)	(3,268)

(88,002)	88,357	(16,719)	23,026	(34,727)	51,249

(89,285)	(94,727)	(28,689)	(25,874)	(61,121)	(62,813)
(4,178)	(21,383)	(3,398)	(2,473)	(4,395)	0

(93,463)	(116,110)	(32,087)	(28,347)	(65,516)	(62,813)

0	5,271	0	790	0	653

0	0	35,959	22,788	67,156	37,505
0	0	(39)	4	(125)	65
9,621	11,418	2,600	2,515	6,136	5,378

9,621	11,418	38,520	25,307	73,167	42,948

(171,844)	(11,064)	(10,286)	20,776	(27,076)	32,037

835,988	847,052	305,453	284,677	632,927	600,890
$664,144	$835,988	$295,167	$305,453	$605,851	$632,927

0	0	3,197	1,981	6,557	3,618
1,534	1,431	250	228	655	546

1,534	1,431	3,447	2,209	7,212	4,164

ANNUAL REPORT	JULY 31, 2020	17

Statements of Cash Flows

Year Ended July 31, 2020
(Amounts in thousands†)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(101,932)	$(30,792)	$(86,930)	$(15,593)	$(32,547)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,048,280)	(295,855)	(387,004)	(174,562)	(331,984)
Proceeds from sales of long-term securities	698,314	262,230	452,219	102,821	210,777
(Purchases) Proceeds from sales of short-term portfolio investments, net	(60,186)	(19,303)	(52,917)	(4,753)	(2,148)
(Increase) decrease in deposits with counterparty	566	1,086	(553)	(542)	(564)
(Increase) decrease in receivable for investments sold	22,910	(4,835)	(56,586)	13,706	(10,732)
(Increase) decrease in interest and/or dividends receivable	(79)	(1)	1,856	(324)	(400)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(26,542)	1,057	(26,541)	(1,131)	(7,682)
Proceeds from (Payments on) over the counter financial derivative instruments	16,064	1,643	19,250	929	2,825
(Increase) decrease in other assets	(60)	(12)	(2)	(31)	(48)
Increase (decrease) in payable for investments purchased	92,102	52,078	113,080	15,954	48,771
Increase (decrease) in payable for unfunded loan commitments	2,496	3,447	3,450	883	1,834
Increase (decrease) in deposits from counterparty	(13,002)	1,421	(13,892)	(706)	(852)
Increase (decrease) in accrued management fees	4	(58)	(109)	21	34
Proceeds from (Payments on) foreign currency transactions	(3,126)	41	455	75	(762)
Increase (decrease) in other liabilities	95	(122)	(168)	(60)	(74)
Net Realized (Gain) Loss
Investments in securities	22,936	1,378	4,653	(720)	(1,827)
Exchange-traded or centrally cleared financial derivative instruments	191,228	73,127	232,934	42,742	104,338
Over the counter financial derivative instruments	(24,098)	(1,666)	(20,533)	(931)	(2,847)
Foreign currency	2,888	(98)	(228)	(249)	405
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	165,145	76,476	137,914	41,512	77,777
Exchange-traded or centrally cleared financial derivative instruments	(166,425)	(74,983)	(208,073)	(41,987)	(97,727)
Over the counter financial derivative instruments	34,888	8,435	22,221	4,837	9,718
Foreign currency assets and liabilities	3,954	284	3,316	329	1,373
Net amortization (accretion) on investments	(12,908)	(5,505)	(9,947)	(3,025)	(6,148)

Net Cash Provided by (Used for) Operating Activities	(203,048)	49,473	127,865	(20,805)	(38,490)

Cash Flows Received from (Used for) Financing Activities:

Net proceeds from at-the-market offering	199,481	0	0	36,229	67,850
Net at-the-market offering cost	(93)	0	0	(39)	(125)
Increase (decrease) in overdraft due to custodian	(3,059)	(269)	22	20	168
Cash distributions paid to common shareholders*	(132,491)	(51,209)	(85,514)	(29,164)	(58,769)
Cash distributions paid to auction rate preferred shareholders	(4,999)	(416)	(1,092)	(1,138)	(2,192)
Proceeds from reverse repurchase agreements	2,449,800	1,323,505	1,822,998	488,702	1,023,748
Payments on reverse repurchase agreements	(2,310,928)	(1,319,937)	(1,867,434)	(473,553)	(991,565)

Net Cash Received from (Used for) Financing Activities	197,711	(48,326)	(131,020)	21,057	39,115

Net Increase (Decrease) in Cash and Foreign Currency	(5,337)	1,147	(3,155)	252	625

Cash and Foreign Currency:

Beginning of year	9,224	857	6,283	662	1,382
End of year	$3,887	$2,004	$3,128	$914	$2,007

*Reinvestment of distributions to common shareholders	$15,873	$4,849	$9,621	$2,600	$6,136

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$6,239	$4,205	$7,061	$1,610	$3,139
Non Cash Payment in Kind	$1,135	$815	$1,853	$454	$1,004

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Corporate & Income Opportunity Fund

July 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 158.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 22.1%

Advanz Pharma Corp.
6.568% (LIBOR03M + 5.500%) due 09/06/2024 ~		$16,574	$15,463

Al Convoy (Luxembourg) SARL
4.650% (LIBOR03M + 3.500%) due 01/17/2027 ~		161	156

Alphabet Holding Co., Inc.
3.661% (LIBOR03M + 3.500%) due 09/26/2024 ~		97	94

Altice France S.A.
4.175% (LIBOR03M + 4.000%) due 08/14/2026 ~		491	483

Ancestry.com Operations, Inc.
4.420% (LIBOR03M + 4.250%) due 08/27/2026 ~		2,288	2,217
4.750% (LIBOR03M + 3.750%) due 10/19/2023 ~		99	98

API Group, Inc.
2.661% (LIBOR03M + 2.500%) due 10/01/2026 ~		100	98

Avantor, Inc.
3.250% (LIBOR03M + 2.250%) due 11/21/2024 ~		38	38

Axalta Coating Systems U.S. Holdings, Inc.
2.058% (LIBOR03M + 1.750%) due 06/01/2024 ~		325	317

Banijay Entertainment S.A.S
3.912% (LIBOR03M + 3.750%) due 03/01/2025 «~		32	31

Bausch Health Cos., Inc.
2.926% (LIBOR03M + 2.750%) due 11/27/2025 ~		120	118
3.176% (LIBOR03M + 3.000%) due 06/02/2025 ~		328	323

Boels Topholding BV
TBD% due 02/05/2027	EUR	2,000	2,285

BWAY Holding Co.
3.523% (LIBOR03M + 3.250%) due 04/03/2024 ~		$1,038	972

Caesars Resort Collection LLC
2.911% (LIBOR03M + 2.750%) due 12/23/2024 ~		8,279	7,640
4.687% - 4.772% (LIBOR03M + 4.500%) due 07/21/2025 ~		1,600	1,547

Carnival Corp.
8.500% (LIBOR03M + 7.500%) due 06/30/2025 ~		1,500	1,477

CenturyLink, Inc.
2.411% (LIBOR03M + 2.250%) due 03/15/2027 ~		1,624	1,570

Charter Communications Operating LLC
1.920% (LIBOR03M + 1.750%) due 02/01/2027 ~		358	350

Clay Holdco BV
4.000% (EUR003M + 4.000%) due 10/30/2025 ~	EUR	2,899	3,291

Clear Channel Outdoor Holdings, Inc.
3.714% - 3.761% (LIBOR03M + 3.500%) due 08/21/2026 ~		$99	89

CommScope, Inc.
3.411% (LIBOR03M + 3.250%) due 04/06/2026 ~		199	195

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		12,180	10,694

DTEK Holdings Ltd.
TBD% due 08/01/2026	EUR	2,646	1,655

DTEK Investments Ltd.
5.167% (LIBOR03M + 5.000%) due 06/30/2023 ~		$1,945	1,221

Elanco Animal Health, Inc.
TBD% due 02/04/2027		274	268

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Emerald TopCo, Inc.
3.661% - 3.761% (LIBOR03M + 3.500%) due 07/24/2026 ~		$231	$227

Encina Private Credit LLC
TBD% - 4.514% (LIBOR03M + 3.514%) due 11/30/2025 «~		13,897	13,897

Envision Healthcare Corp.
3.911% (LIBOR03M + 3.750%) due 10/10/2025 ~		20,069	13,446

EyeCare Partners LLC
TBD% due 02/18/2027 µ		23	22
4.822% (LIBOR03M + 3.750%) due 02/18/2027 ~		100	92

Forbes Energy Services LLC (5.296% Cash and 11.000% PIK)
16.296% (LIBOR03M + 5.000%) due 04/13/2021 «~(d)		1,069	957

Forest City Enterprises LP
3.661% (LIBOR03M + 3.500%) due 12/08/2025 ~		296	283

Froneri International PLC
2.411% (LIBOR03M + 2.250%) due 01/29/2027 ~		252	243

Front Range Bidco, Inc.
3.250% (EUR003M + 3.250%) due 03/09/2027 ~	EUR	998	1,142

Frontier Communications Corp.
3.911% - 6.000% (LIBOR03M + 3.750%) due 06/15/2024 ~		$20,340	20,111

Graham Packaging Co., Inc.
TBD% due 08/06/2027		3,600	3,595

iHeartCommunications, Inc.
3.161% (LIBOR03M + 3.000%) due 05/01/2026 ~		4,838	4,543

Ineos Finance PLC
2.500% (EUR003M + 2.000%) due 04/01/2024 ~	EUR	4,973	5,670

Ingersoll Rand Co. Ltd.
1.911% (LIBOR03M + 1.750%) due 03/01/2027 ~		$113	108

Innophos, Inc.
3.911% (LIBOR03M + 3.750%) due 02/04/2027 «~		48	48

Intelsat Jackson Holdings S.A.
TBD% - 6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~µ		752	765
8.000% (PRIME + 4.750%) due 11/27/2023 ~		3,180	3,208
8.750% (PRIME + 5.500%) due 01/02/2024 ~		100	101

IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~		1,856	1,746

Jefferies Finance LLC
3.438% (LIBOR03M + 3.250%) due 06/03/2026 ~		47	45

McDermott Technology Americas, Inc.
3.167% (LIBOR03M + 3.000%) due 06/30/2024 «~		306	275
4.167% (LIBOR03M + 4.000%) due 06/30/2025 ~		1,976	1,617

Messer Industrie GmbH
2.808% (LIBOR03M + 2.500%) due 03/01/2026 ~		141	139

MH Sub LLC
4.572% (LIBOR03M + 3.500%) due 09/13/2024 ~		214	209

Nascar Holdings, Inc.
2.922% (LIBOR03M + 2.750%) due 10/19/2026 ~		148	145

NCI Building Systems, Inc.
3.928% (LIBOR03M + 3.750%) due 04/12/2025 ~		287	283

Neiman Marcus Group Ltd. LLC
TBD% due 05/08/2025 «		1,739	1,782

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TBD - 14.000% (LIBOR03M + 12.750%) due 10/07/2020 ~µ		$10,560	$10,851
0.000% due 10/25/2023 ^(e)		39,910	7,905

Nielsen Finance LLC
3.750% (EUR003M + 3.750%) due 06/04/2025 ~	EUR	998	1,164
3.933% - 4.750% (LIBOR03M + 3.750%) due 06/04/2025 ~		$998	1,002

Ortho-Clinical Diagnostics S.A.
3.416% (LIBOR03M + 3.250%) due 06/30/2025 ~		12,303	11,958

Parexel International Corp.
2.911% (LIBOR03M + 2.750%) due 09/27/2024 ~		18,188	17,511

PetSmart, Inc.
5.000% (LIBOR03M + 4.000%) due 03/11/2022 ~		23,068	23,031

Playtika Holding Corp.
7.072% (LIBOR03M + 6.000%) due 12/10/2024 ~		8,282	8,372

Prestige Brands, Inc.
2.161% (LIBOR03M + 2.000%) due 01/26/2024 ~		91	90

PUG LLC
3.661% (LIBOR03M + 3.500%) due 02/12/2027 ~		76	64

Refinitiv U.S. Holdings, Inc.
3.250% (EUR003M + 3.250%) due 10/01/2025 ~	EUR	995	1,153
3.411% (LIBOR03M + 3.250%) due 10/01/2025 ~		$1,484	1,475

RegionalCare Hospital Partners Holdings, Inc.
3.911% (LIBOR03M + 3.750%) due 11/17/2025 ~		100	98

Reynolds Consumer Products LLC
1.911% (LIBOR03M + 1.750%) due 02/04/2027 ~		100	98

SBA Senior Finance LLC
1.920% (LIBOR03M + 1.750%) due 04/11/2025 ~		490	477

Sequa Mezzanine Holdings LLC
5.000% (LIBOR03M + 4.000%) due 04/28/2024 ~		5,504	4,229
7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~		2,335	2,218

Sinclair Television Group, Inc.
2.680% (LIBOR03M + 2.500%) due 09/30/2026 ~		128	125

Sotera Health Holdings LLC
5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~		295	295

Starfruit Finco BV
3.178% (LIBOR03M + 3.000%) due 10/01/2025 ~		456	444

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		5,373	5,423

Summer (BC) Holdco B SARL
5.331% (LIBOR03M + 4.750%) due 12/04/2026 ~		7,713	7,202

Sunshine Luxembourg SARL
5.322% (LIBOR03M + 4.250%) due 10/01/2026 ~		4,756	4,742

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		14,413	11,494

TransDigm, Inc.
2.411% (LIBOR03M + 2.250%) due 08/22/2024 ~		582	547

U.S. Renal Care, Inc.
5.188% (LIBOR03M + 5.000%) due 06/26/2026 ~		920	902

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~		791	752

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	19

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (d)		$3,171	$2,228

Whatabrands LLC
2.916% (LIBOR03M + 2.750%) due 07/31/2026 ~		47	45

Windstream Services LLC
7.500% (PRIME + 4.250%) due 02/17/2024 «~		16,336	10,169
8.250% (PRIME + 5.000%) due 03/29/2021 «~		19,926	12,553

Zayo Group Holdings, Inc.
3.161% (LIBOR03M + 3.000%) due 03/09/2027 ~		499	486

Total Loan Participations and Assignments (Cost $330,619)			276,492

CORPORATE BONDS & NOTES 66.9%

BANKING & FINANCE 18.7%

Ally Financial, Inc.
8.000% due 11/01/2031 (o)		5,957	8,124

Ambac LSNI LLC
6.000% due 02/12/2023 •		997	997

Banco BTG Pactual S.A.
4.500% due 01/10/2025		400	401

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	1,600	471

Bank of Nova Scotia
4.900% due 06/04/2025 •(j)(l)		$4,456	4,589

Barclays Bank PLC
7.625% due 11/21/2022 (l)(o)		10,650	11,711

Barclays PLC
7.125% due 06/15/2025 •(j)(l)	GBP	2,200	2,941
7.750% due 09/15/2023 •(j)(l)		$2,000	2,038
7.875% due 09/15/2022 •(j)(l)	GBP	4,625	6,174
8.000% due 06/15/2024 •(j)(l)		$1,000	1,059

BGC Partners, Inc.
4.375% due 12/15/2025 (o)		1,000	1,001
5.375% due 07/24/2023 (o)		490	510

BNP Paribas S.A.
7.625% due 03/30/2021 •(j)(l)		200	205

Brookfield Finance, Inc.
3.900% due 01/25/2028		28	32
4.700% due 09/20/2047 (o)		464	577

Cantor Fitzgerald LP
4.875% due 05/01/2024		64	70
6.500% due 06/17/2022 (o)		10,000	10,777

CBL & Associates LP
4.600% due 10/15/2024 ^(e)		6	1
5.950% due 12/15/2026 ^(e)(k)		4,986	1,174

Credit Agricole S.A.
7.875% due 01/23/2024 •(j)(l)(o)		400	440

Credit Suisse Group AG
7.250% due 09/12/2025 •(j)(l)		200	213
7.500% due 07/17/2023 •(j)(l)		600	633
7.500% due 12/11/2023 •(j)(l)		2,336	2,571

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		72	66

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		69	64

Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	1,162	1,348

Equitable Holdings, Inc.
5.000% due 04/20/2048		$16	20

ESH Hospitality, Inc.
4.625% due 10/01/2027		118	114

Flagstar Bancorp, Inc.
6.125% due 07/15/2021 (o)		6,000	6,155

Ford Motor Credit Co. LLC
0.410% due 12/01/2024 •	EUR	100	103
3.339% due 03/28/2022		$1,000	1,010

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		785	741
6.750% due 03/15/2022 (o)		1,572	1,599

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GE Capital Funding LLC
4.400% due 05/15/2030 (o)		$2,000	$2,110

GE Capital International Funding Co. Unlimited Co.
3.373% due 11/15/2025 (o)		1,000	1,059
4.418% due 11/15/2035 (o)		200	207

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023 (o)		200	204

GSPA Monetization Trust
6.422% due 10/09/2029		5,985	5,945

Hampton Roads PPV LLC
6.171% due 06/15/2053 (o)		1,800	2,361

Healthpeak Properties, Inc.
2.875% due 01/15/2031 (o)		500	532

HSBC Holdings PLC
5.875% due 09/28/2026 •(j)(l)(o)	GBP	400	516
6.000% due 09/29/2023 •(j)(l)(o)	EUR	2,330	2,832
6.500% due 03/23/2028 •(j)(l)		$400	404

Hudson Pacific Properties LP
3.250% due 01/15/2030 (o)		1,000	1,030

Hunt Cos., Inc.
6.250% due 02/15/2026		56	53

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		200	202
3.950% due 02/13/2050		200	193

ING Groep NV
5.750% due 11/16/2026 •(j)(l)		700	718

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		134	135

Ladder Capital Finance Holdings LLP
4.250% due 02/01/2027		76	64

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(j)(l)		700	741
7.625% due 06/27/2023 •(j)(l)	GBP	4,610	6,261
7.875% due 06/27/2029 •(j)(l)		3,515	5,191

MGM Growth Properties Operating Partnership LP
4.625% due 06/15/2025 (o)		$8,425	8,865

Navient Corp.
5.625% due 08/01/2033		74	63
6.125% due 03/25/2024		289	300
6.500% due 06/15/2022		600	629
7.250% due 01/25/2022		1,100	1,157
7.250% due 09/25/2023		77	81

Newmark Group, Inc.
6.125% due 11/15/2023		128	132

Nissan Motor Acceptance Corp.
3.875% due 09/21/2023 (o)		1,000	1,028

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		2,133	2,154

Regency Centers LP
3.700% due 06/15/2030 (o)		602	667

Royal Bank of Scotland Group PLC
6.000% due 12/29/2025 •(j)(l)		4,900	5,157
7.500% due 08/10/2020 •(j)(l)		1,300	1,300
8.000% due 08/10/2025 •(j)(l)(o)		15,325	17,313

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(j)(l)(o)	GBP	9,405	12,772
7.375% due 06/24/2022 •(j)(l)		1,640	2,223

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022 (o)		$500	532

Societe Generale S.A.
6.750% due 04/06/2028 •(j)(l)		400	402
7.375% due 10/04/2023 •(j)(l)(o)		1,300	1,340

Springleaf Finance Corp.
6.875% due 03/15/2025		270	302

Stearns Holdings LLC
5.000% due 11/05/2024		15	9
9.375% due 08/15/2020 «		578	0

Tesco Property Finance PLC
5.661% due 10/13/2041	GBP	509	915
5.744% due 04/13/2040		404	723
5.801% due 10/13/2040		1,661	2,997
6.052% due 10/13/2039		1,194	2,132

TP ICAP PLC
5.250% due 01/26/2024 (o)		9,020	12,776

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UniCredit SpA
7.830% due 12/04/2023 (o)		$8,660	$10,192

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	5,046	6,853

Uniti Group LP
7.875% due 02/15/2025 (o)		$27,960	29,474

Voyager Aviation Holdings LLC
8.500% due 08/15/2021 (o)		17,047	12,506

			233,681

INDUSTRIALS 36.0%

AA Bond Co. Ltd.
2.875% due 07/31/2043 (o)	GBP	2,700	3,476

Aker BP ASA
3.000% due 01/15/2025		$200	198
3.750% due 01/15/2030		175	174

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029 (o)		7,100	7,383

Albertsons Cos., Inc.
3.500% due 02/15/2023		43	44
4.625% due 01/15/2027		19	20
4.875% due 02/15/2030		41	44

Altice Financing S.A.
2.250% due 01/15/2025	EUR	300	340

Altice France S.A.
2.125% due 02/15/2025		900	1,019
5.500% due 01/15/2028 (o)		$1,800	1,902

Amdocs Ltd.
2.538% due 06/15/2030 (o)		1,000	1,045

Associated Materials LLC
9.000% due 01/01/2024 (k)		2,792	2,411

Avon International Capital PLC
6.500% due 08/15/2022		52	52

B.C. Unlimited Liability Co.
4.375% due 01/15/2028		46	48

Banner Health
3.181% due 01/01/2050 (o)		542	606

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)		149	108

Boeing Co.
4.508% due 05/01/2023 (o)		698	730
4.875% due 05/01/2025 (o)		958	1,036
5.040% due 05/01/2027 (o)		766	830
5.150% due 05/01/2030 (o)		1,342	1,473
5.705% due 05/01/2040 (o)		1,723	1,954
5.805% due 05/01/2050 (o)		1,470	1,731
5.930% due 05/01/2060 (o)		1,992	2,400

Bombardier, Inc.
5.750% due 03/15/2022		2,300	2,176
6.000% due 10/15/2022		264	246
7.500% due 12/01/2024		6,827	5,548
7.500% due 03/15/2025		10,413	8,330
7.875% due 04/15/2027		2,107	1,684

Brink’s Co.
5.500% due 07/15/2025		2,700	2,874

Broadcom, Inc.
4.150% due 11/15/2030 (o)		2,080	2,341
4.300% due 11/15/2032 (o)		2,761	3,175
5.000% due 04/15/2030 (o)		2,092	2,491

Camelot Finance S.A.
4.500% due 11/01/2026		15	16

CCO Holdings LLC
4.250% due 02/01/2031 (o)		15,924	16,636
4.500% due 08/15/2030		349	370
4.750% due 03/01/2030		362	386

Citrix Systems, Inc.
3.300% due 03/01/2030		162	176

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024		342	311

Colt Merger Sub, Inc.
6.250% due 07/01/2025 (o)		8,200	8,597

Community Health Systems, Inc.
6.250% due 03/31/2023		2,201	2,220

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.625% due 02/15/2025		$2,778	$2,814
8.000% due 03/15/2026 (o)		3,672	3,765
8.625% due 01/15/2024		1,445	1,493

Connect Finco SARL
6.750% due 10/01/2026		126	129

Corning, Inc.
5.450% due 11/15/2079 (o)		157	205

CoStar Group, Inc.
2.800% due 07/15/2030		1,300	1,377

CSC Holdings LLC
6.500% due 02/01/2029		300	344

CVS Pass-Through Trust
7.507% due 01/10/2032 (o)		1,612	2,033

Dell International LLC
6.020% due 06/15/2026 (o)		5,180	6,077

Delta Air Lines, Inc.
7.375% due 01/15/2026 (o)		1,830	1,816

Diamond Resorts International, Inc.
10.750% due 09/01/2024 (o)		2,984	2,659

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (o)		14,929	14,527

Empresa de Transporte de Pasajeros Metro S.A.
3.650% due 05/07/2030		200	222
4.700% due 05/07/2050		300	376

Energizer Holdings, Inc.
4.750% due 06/15/2028		1,400	1,503

Energy Transfer Operating LP
2.900% due 05/15/2025		80	81
3.750% due 05/15/2030		176	174
5.000% due 05/15/2050		160	159

Envision Healthcare Corp.
8.750% due 10/15/2026		4,951	1,998

Exela Intermediate LLC
10.000% due 07/15/2023		217	55

Expedia Group, Inc.
3.600% due 12/15/2023 (o)		2,300	2,329

Ferroglobe PLC
9.375% due 03/01/2022		2,500	1,088

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (o)		3,088	3,035
6.875% due 03/01/2026 (o)		2,082	2,092

Flex Ltd.
4.875% due 06/15/2029		36	42

Ford Motor Co.
7.700% due 05/15/2097 (o)		29,796	30,884

Fresh Market, Inc.
9.750% due 05/01/2023		12,200	10,126

Frontier Finance PLC
8.000% due 03/23/2022	GBP	8,800	11,921

Full House Resorts, Inc.
8.575% due 01/31/2024		$680	654
9.738% due 02/02/2024		58	56

General Electric Co.
4.350% due 05/01/2050 (o)		4,000	4,154
5.875% due 01/14/2038		22	26
6.150% due 08/07/2037		82	99
6.875% due 01/10/2039		16	21

General Motors Co.
6.800% due 10/01/2027 (m)(o)		900	1,097

Greene King Finance PLC
1.993% (BP0003M + 1.800%) due 12/15/2034 ~	GBP	350	400

Griffon Corp.
5.750% due 03/01/2028		$26	27

HCA, Inc.
3.500% due 09/01/2030		140	147
7.500% due 11/15/2095 (o)		4,800	5,901

iHeartCommunications, Inc.
6.375% due 05/01/2026 (o)		2,493	2,630
8.375% due 05/01/2027		741	737

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)	EUR	500	594

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)		300	358

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)		$974	$1,018

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)		718	744

Innophos Holdings, Inc.
9.375% due 02/15/2028		258	264

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(e)		196	57

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(e)		6,029	3,791
8.000% due 02/15/2024		156	160
8.500% due 10/15/2024 ^(e)		19,698	13,050
9.750% due 07/15/2025 ^(e)		10,549	7,032

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(e)		11,828	680
8.125% due 06/01/2023 ^(e)(o)		1,939	112

Kinder Morgan, Inc.
7.750% due 01/15/2032 (o)		3,100	4,512
7.800% due 08/01/2031 (o)		6,000	8,397

Kraft Heinz Foods Co.
3.875% due 05/15/2027		2,788	3,007
3.950% due 07/15/2025		407	448
4.250% due 03/01/2031		2,788	3,083
5.200% due 07/15/2045		200	228
5.500% due 06/01/2050 (o)		3,373	3,971

LifePoint Health, Inc.
4.375% due 02/15/2027		16	16

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		2,142	382

Marriott International, Inc.
4.625% due 06/15/2030		80	86

Marriott Ownership Resorts, Inc.
6.125% due 09/15/2025		800	857

Mattel, Inc.
5.875% due 12/15/2027		17	18

Melco Resorts Finance Ltd.
4.875% due 06/06/2025		200	203
5.375% due 12/04/2029 (o)		2,430	2,459
5.625% due 07/17/2027		400	409
5.750% due 07/21/2028		4,200	4,271

MGM China Holdings Ltd.
5.250% due 06/18/2025		2,400	2,478
5.875% due 05/15/2026		800	848

Micron Technology, Inc.
5.327% due 02/06/2029 (o)		330	403

Moody’s Corp.
3.250% due 05/20/2050		100	115

NCL Corp. Ltd.
3.625% due 12/15/2024		152	101
12.250% due 05/15/2024 (o)		6,920	7,538

NetApp, Inc.
2.700% due 06/22/2030 (o)		1,000	1,065

Netflix, Inc.
3.625% due 06/15/2030	EUR	400	515
3.875% due 11/15/2029		1,333	1,750
4.625% due 05/15/2029		12,200	16,750
4.875% due 06/15/2030		$300	353
5.375% due 11/15/2029		130	158

Noble Holding International Ltd.
7.875% due 02/01/2026 ^(e)		536	128

Nokia OYJ
3.125% due 05/15/2028	EUR	2,100	2,614

NVR, Inc.
3.000% due 05/15/2030 (o)		$1,300	1,418

Occidental Petroleum Corp.
1.842% (US0003M + 1.450%) due 08/15/2022 ~		1,000	938

Odebrecht Oil & Gas Finance Ltd.
0.000% due 08/31/2020 (h)(j)		1,279	4

Oracle Corp.
3.850% due 04/01/2060 (o)		1,095	1,375
4.000% due 07/15/2046		110	137

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028		2,012	2,109
7.375% due 06/01/2025		823	878

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific Drilling SA
8.375% due 10/01/2023		$763	$166

Pan American Energy LLC
28.138% (BADLARPP) due 11/20/2020 ~	ARS	57,610	443

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		$232	247

PayPal Holdings, Inc.
2.300% due 06/01/2030 (o)		324	351
3.250% due 06/01/2050 (o)		278	338

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023 (o)		200	212

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030 (o)		1,100	1,175

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	400	378
4.875% due 02/21/2028 (o)		2,647	2,714
5.350% due 02/12/2028 (o)		$1,406	1,236
5.950% due 01/28/2031		402	346
6.490% due 01/23/2027		160	153
6.500% due 03/13/2027 (o)		13,470	12,850
6.750% due 09/21/2047		90	73
6.840% due 01/23/2030		470	438
6.840% due 01/23/2030 (o)		8,819	8,212
6.950% due 01/28/2060		660	546
7.690% due 01/23/2050		240	211

Petronas Capital Ltd.
3.500% due 04/21/2030 (o)		600	684
4.550% due 04/21/2050 (o)		400	551
4.800% due 04/21/2060 (o)		400	606

Picasso Finance Sub, Inc.
6.125% due 06/15/2025		177	188

Platin 1426 GmbH
5.375% due 06/15/2023	EUR	3,000	3,397
6.875% due 06/15/2023		900	1,055

Prime Security Services Borrower LLC
6.250% due 01/15/2028		$168	175

PTC, Inc.
3.625% due 02/15/2025		65	68
4.000% due 02/15/2028		32	34

Qorvo, Inc.
4.375% due 10/15/2029		3,710	4,000

QVC, Inc.
5.950% due 03/15/2043 (o)		4,464	4,230

Radiate Holdco LLC
6.875% due 02/15/2023		7	7

Radiology Partners, Inc.
9.250% due 02/01/2028		114	115

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	400	495

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,500	2,659

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030 (o)		$1,511	1,739

Sands China Ltd.
4.600% due 08/08/2023 (o)		400	423
5.125% due 08/08/2025 (o)		1,400	1,529
5.400% due 08/08/2028 (o)		5,000	5,601

Sensata Technologies, Inc.
4.375% due 02/15/2030		64	69

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 (e)^		999	933

Staples, Inc.
7.500% due 04/15/2026		27	24

Studio City Finance Ltd.
6.000% due 07/15/2025		4,200	4,288
6.500% due 01/15/2028		4,200	4,369

Syngenta Finance NV
4.892% due 04/24/2025		200	215
5.182% due 04/24/2028		200	217

T-Mobile USA, Inc.
2.550% due 02/15/2031 (o)		1,600	1,664

TEGNA, Inc.
4.625% due 03/15/2028		385	382

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	21

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021 (o)		$2,220	$2,236

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022 (o)		2,369	2,351

Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023 (o)		3,710	3,605
6.000% due 01/31/2025	EUR	200	253

Topaz Solar Farms LLC
4.875% due 09/30/2039		$4,557	5,069
5.750% due 09/30/2039 (o)		26,298	31,457

TransDigm, Inc.
5.500% due 11/15/2027		80	76

Transocean Guardian Ltd.
5.875% due 01/15/2024		468	415

Transocean Pontus Ltd.
6.125% due 08/01/2025		251	234

Transocean, Inc.
7.250% due 11/01/2025		216	107
8.000% due 02/01/2027		372	187

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		39	42

Triumph Group, Inc.
5.250% due 06/01/2022		51	42
6.250% due 09/15/2024		152	134

U.S. Renal Care, Inc.
10.625% due 07/15/2027		137	146

Unigel Luxembourg S.A.
8.750% due 10/01/2026		300	248

United Airlines Pass-Through Trust
2.700% due 11/01/2033		2,000	1,843

United Group BV
3.125% due 02/15/2026	EUR	500	567
3.250% due 02/15/2026 •		200	228
3.625% due 02/15/2028		600	681
4.875% due 07/01/2024		200	241

Univision Communications, Inc.
5.125% due 02/15/2025 (o)		$767	746

Valaris PLC
5.750% due 10/01/2044 ^(e)(k)		184	11
7.750% due 02/01/2026 ^(e)		24	1

Vale Overseas Ltd.
6.250% due 08/10/2026		579	697
6.875% due 11/21/2036		320	438
6.875% due 11/10/2039		90	124

Vale S.A.
3.750% due 01/10/2023	EUR	100	124

ViaSat, Inc.
5.625% due 09/15/2025		$158	160
5.625% due 04/15/2027		28	30

Viking Cruises Ltd.
13.000% due 05/15/2025 (o)		2,029	2,216

VMware, Inc.
4.500% due 05/15/2025 (o)		1,300	1,474
4.650% due 05/15/2027		100	115
4.700% due 05/15/2030 (o)		300	353

Walt Disney Co.
3.500% due 05/13/2040 (o)		2,030	2,340
3.600% due 01/13/2051 (o)		3,602	4,244
3.800% due 05/13/2060 (o)		2,352	2,904

Western Midstream Operating LP
2.116% (US0003M + 1.850%) due 01/13/2023 ~		96	89
6.250% due 02/01/2050		64	63

WMG Acquisition Corp.
2.750% due 07/15/2028	EUR	1,500	1,813

Wyndham Destinations, Inc.
3.900% due 03/01/2023		$155	151
4.625% due 03/01/2030		95	88
5.400% due 04/01/2024		20	20
5.750% due 04/01/2027 (o)		1,535	1,525

Wynn Macau Ltd.
5.125% due 12/15/2029		1,200	1,172
5.500% due 10/01/2027		800	800

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

YPF S.A.
30.815% (BADLARPP + 4.000%) due 09/24/2020 ~	ARS	11,480	$90
33.022% (BADLARPP + 6.000%) due 03/04/2021 ~		15,730	124

Zayo Group Holdings, Inc.
6.125% due 03/01/2028		$163	168

			449,804

UTILITIES 12.2%

AT&T, Inc.
1.650% due 02/01/2028 (c)		1,692	1,726
2.250% due 02/01/2032 (c)		2,668	2,742
3.100% due 02/01/2043 (c)		2,896	2,978
3.300% due 02/01/2052 (c)		2,896	3,026
3.500% due 06/01/2041 (o)		2,282	2,485
3.500% due 02/01/2061 (c)		2,934	3,076
3.650% due 06/01/2051 (o)		4,860	5,326
3.850% due 06/01/2060 (o)		3,282	3,663

Calpine Corp.
4.625% due 02/01/2029 (c)		3,385	3,427
5.000% due 02/01/2031 (c)		3,385	3,478

Centrais Eletricas Brasileiras S.A.
3.625% due 02/04/2025		200	199
4.625% due 02/04/2030		200	202

CenturyLink, Inc.
4.000% due 02/15/2027		128	134

DTEK Finance PLC
10.750% due 12/31/2024 ^(e)		3,986	2,503

Edison International
5.750% due 06/15/2027		121	141

Frontier Communications Corp.
8.000% due 04/01/2027		226	234

Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		6,900	7,528

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		217	196

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)		322	92

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(o)		5,223	4,570

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)		8,222	799

Pacific Gas & Electric Co.
2.950% due 03/01/2026 ^(o)		1,522	1,587
3.150% due 01/01/2026 (o)		2,650	2,781
3.300% due 03/15/2027 ^(o)		4,507	4,788
3.300% due 12/01/2027 ^(o)		3,410	3,609
3.400% due 08/15/2024 ^(o)		910	958
3.450% due 07/01/2025 (o)		1,628	1,738
3.500% due 06/15/2025 ^(o)		1,789	1,911
3.750% due 02/15/2024 ^(o)		443	469
3.750% due 07/01/2028 (o)		1,528	1,671
3.750% due 08/15/2042 ^		46	48
3.850% due 11/15/2023 ^(o)		1,017	1,077
4.000% due 12/01/2046 ^		6	6
4.250% due 08/01/2023 (o)		800	855
4.300% due 03/15/2045 ^		57	63
4.500% due 07/01/2040 (o)		3,911	4,500
4.500% due 12/15/2041 ^		65	71
4.550% due 07/01/2030 (o)		7,174	8,255
4.600% due 06/15/2043 ^		36	41
4.650% due 08/01/2028 (o)		2,089	2,374
4.750% due 02/15/2044 ^(o)		1,650	1,915
4.950% due 07/01/2050 (o)		7,174	8,726

Petrobras Global Finance BV
5.093% due 01/15/2030 (o)		1,272	1,312
6.250% due 12/14/2026 (o)	GBP	4,976	7,033
6.625% due 01/16/2034		800	1,100

Plains All American Pipeline LP
6.650% due 01/15/2037		$150	171

RCS & RDS S.A.
2.500% due 02/05/2025	EUR	100	115

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rio Oil Finance Trust
8.200% due 04/06/2028	$356	$373
8.200% due 04/06/2028 (o)	3,663	3,828
9.250% due 07/06/2024 (o)	6,571	6,933
9.750% due 01/06/2027	481	514

Southern California Edison Co.
2.850% due 08/01/2029	32	35
3.650% due 03/01/2028	11	12
3.650% due 02/01/2050	64	73
4.125% due 03/01/2048	76	91
4.650% due 10/01/2043 (o)	1,110	1,418
4.875% due 03/01/2049 (o)	316	419
5.750% due 04/01/2035	22	30
6.000% due 01/15/2034	34	47
6.650% due 04/01/2029	142	181

Sprint Communications, Inc.
6.000% due 11/15/2022	1,908	2,061
11.500% due 11/15/2021	200	225

Sprint Corp.
7.125% due 06/15/2024 (o)	6,469	7,555
7.625% due 03/01/2026 (o)	2,182	2,731
7.875% due 09/15/2023 (o)	14,903	17,325

Talen Energy Supply LLC
6.625% due 01/15/2028	64	65

Transocean Phoenix Ltd.
7.750% due 10/15/2024 (o)	1,892	1,821

Transocean Poseidon Ltd.
6.875% due 02/01/2027	238	218

Transocean Proteus Ltd.
6.250% due 12/01/2024	260	247

Transocean Sentry Ltd.
5.375% due 05/15/2023	100	89

		151,990

Total Corporate Bonds & Notes (Cost $828,723)		835,475

CONVERTIBLE BONDS & NOTES 0.6%

INDUSTRIALS 0.6%

Caesars Entertainment Corp.
5.000% due 10/01/2024	1,050	1,604

DISH Network Corp.
3.375% due 08/15/2026	5,900	5,446

		7,050

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(e)	100	9

Total Convertible Bonds & Notes (Cost $7,930)		7,059

MUNICIPAL BONDS & NOTES 2.9%

CALIFORNIA 0.3%

Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030	3,425	3,461

ILLINOIS 1.4%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	13,700	16,205

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	51	56

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	200	216

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	60	68
7.350% due 07/01/2035	40	47

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	$365	$383

		16,975

IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	425	425

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	1,345	1,354

WEST VIRGINIA 1.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	78,700	4,243
7.467% due 06/01/2047	9,185	9,562

		13,805

Total Municipal Bonds & Notes (Cost $33,102)		36,020

U.S. GOVERNMENT AGENCIES 5.6%

Fannie Mae
3.000% due 01/25/2042 (a)	503	19
3.500% due 02/25/2033 (a)	1,837	185
3.822% due 02/25/2040 •	640	605
4.500% due 07/25/2050 (a)(o)	19,006	2,078
5.000% due 02/25/2036 ~(a)	466	68
5.922% due 07/25/2029 •	2,010	2,111
5.928% due 07/25/2040 •(a)	527	30
6.772% due 02/25/2040 •	2,340	1,623

Freddie Mac
0.000% due 02/25/2046 (b)(h)	12,790	11,858
0.100% due 02/25/2046 (a)	144,681	46
2.474% due 09/15/2042 •(o)	1,345	1,349
3.500% due 10/15/2035 (a)	2,114	205
5.573% due 03/15/2043	403	423
6.172% due 11/25/2055 «~	14,137	8,599
6.915% due 02/15/2034 •(a)	1,563	348
7.722% due 12/25/2027 •	4,408	4,317
8.934% due 07/15/2039 •(o)	2,207	3,046
10.198% due 03/15/2044 •(o)	1,822	2,705
10.922% due 03/25/2025 •	2,299	2,507
11.544% due 02/15/2036 •(o)	5,228	8,108

Ginnie Mae
3.000% due 12/20/2042 (a)	74	2
3.500% due 09/16/2041 - 06/20/2042 (a)	988	103
6.563% due 01/20/2042 •(a)	1,572	296

Uniform Mortgage-Backed Security, TBA
2.500% due 09/14/2050	18,000	18,882

Total U.S. Government Agencies (Cost $66,539)		69,513

NON-AGENCY MORTGAGE-BACKED SECURITIES 16.9%

Adjustable Rate Mortgage Trust
0.512% due 05/25/2036 •	1,596	808
1.322% due 01/25/2035 •	3,824	3,492

Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	144	142
6.000% due 04/25/2036 ^	2,195	2,214

Banc of America Funding Trust
0.412% due 06/26/2036 •	17,790	16,331
5.500% due 01/25/2036	215	198
6.000% due 07/25/2037 ^	459	444

BCAP LLC Trust
3.433% due 03/27/2036 ~	3,721	3,031
3.521% due 02/26/2036 ~	2,648	2,468
4.857% due 03/26/2037 þ	1,398	1,620
7.000% due 12/26/2036 ~	3,605	3,334

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns ALT-A Trust
3.356% due 09/25/2035 ^~		$768	$563
3.542% due 08/25/2046 ^~		3,603	2,825
3.617% due 08/25/2036 ^~		2,691	1,763
3.668% due 11/25/2036 ^~		635	422
3.861% due 11/25/2034 ~		203	193

Bear Stearns Commercial Mortgage Securities Trust
5.780% due 04/12/2038 ~		370	370

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ		1,108	1,080

Benchmark Mortgage Trust
3.772% due 07/15/2053		5,000	5,237

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~		6	6

CD Mortgage Trust
5.688% due 10/15/2048		9,881	5,710

Chase Mortgage Finance Trust
3.785% due 12/25/2035 ^~		13	12
6.000% due 02/25/2037 ^		1,520	975
6.000% due 03/25/2037 ^		372	278
6.000% due 07/25/2037 ^		1,339	999

Citigroup Commercial Mortgage Trust
5.587% due 12/10/2049 ~		638	386

Citigroup Mortgage Loan Trust
3.283% due 11/25/2035 ~		15,100	10,559
3.882% due 04/25/2037 ^~		2,463	2,117
4.003% due 03/25/2037 ^~		535	497
6.000% due 11/25/2036 ~		12,129	9,373

CitiMortgage Alternative Loan Trust
5.750% due 04/25/2037 ^		2,023	1,974

Commercial Mortgage Loan Trust
6.057% due 12/10/2049 ~		3,903	1,772

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~		1,776	1,435

Countrywide Alternative Loan Trust
0.397% due 03/20/2046 •		4,066	3,400
0.712% due 08/25/2035 •		288	195
3.423% due 06/25/2037 ^~		2,163	2,008
5.078% due 04/25/2037 ^•(a)		17,339	4,408
5.250% due 05/25/2021 ^		6	6
5.500% due 03/25/2035		460	302
5.500% due 09/25/2035 ^		4,123	3,608
5.750% due 01/25/2035		440	443
5.750% due 02/25/2035		554	535
6.000% due 02/25/2035		675	663
6.000% due 04/25/2036		1,499	975
6.000% due 05/25/2036 ^		1,666	1,205
6.000% due 02/25/2037 ^		631	388
6.000% due 02/25/2037		1,920	1,470
6.000% due 04/25/2037 ^		5,213	3,486
6.000% due 08/25/2037 ^•		8,185	6,224
6.250% due 10/25/2036 ^		2,022	1,706
6.250% due 12/25/2036 ^•		3,120	2,092
6.500% due 08/25/2036 ^		768	425
6.500% due 09/25/2036 ^		369	283
21.004% due 02/25/2036 •		1,388	2,037

Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 07/25/2037 ^		604	448
6.000% due 04/25/2036 ^		330	269

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^		1,277	937

Eurosail PLC
1.543% due 06/13/2045 «•	GBP	4,487	4,804
4.193% due 06/13/2045 •		1,394	1,435

First Horizon Alternative Mortgage Securities Trust
6.250% due 11/25/2036 ^		$1,269	769

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~		9,200	7,838

GS Mortgage Securities Trust
5.622% due 11/10/2039		1,151	797

GSR Mortgage Loan Trust
3.575% due 03/25/2037 ^~		1,900	1,538
4.180% due 11/25/2035 ^~		1,213	1,155
5.500% due 05/25/2036 ^		115	203

HomeBanc Mortgage Trust
0.972% due 03/25/2035 •		151	138

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		$6,602	$3,734

JPMorgan Alternative Loan Trust
3.289% due 03/25/2037 ~		6,590	6,210

JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047		2,006	2,322
5.623% due 05/12/2045		188	168

JPMorgan Mortgage Trust
3.369% due 02/25/2036 ^~		1,216	1,031
3.688% due 01/25/2037 ^~		826	735
3.813% due 06/25/2036 ^~		649	545
4.012% due 10/25/2035 ~		29	28

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^		5,573	3,138

Lehman Mortgage Trust
6.000% due 07/25/2037 ^		148	149

Lehman XS Trust
0.392% due 06/25/2047 •		2,595	2,246

MASTR Alternative Loan Trust
6.750% due 07/25/2036		3,133	1,792

Merrill Lynch Mortgage Investors Trust
3.681% due 03/25/2036 ^~		2,841	1,881

Motel 6 Trust
7.101% due 08/15/2024 •		9,937	7,878

Natixis Commercial Mortgage Securities Trust
2.425% due 11/15/2034 •		4,500	4,254

RBSSP Resecuritization Trust
0.392% due 10/27/2036 •		3,609	978
0.425% due 08/27/2037 •		8,000	3,533

Residential Accredit Loans, Inc. Trust
0.362% due 08/25/2036 ^•		761	705
0.402% due 05/25/2037 ^•		227	163
6.000% due 08/25/2036 ^		531	525
6.000% due 05/25/2037 ^		1,738	1,697

Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		375	240
6.000% due 02/25/2037 ^		1,769	1,179
6.250% due 09/25/2037 ^		4,870	2,691

Residential Funding Mortgage Securities, Inc. Trust
4.356% due 02/25/2037 ~		2,360	1,882

Structured Adjustable Rate Mortgage Loan Trust
3.195% due 07/25/2035 ^~		1,417	1,268
3.581% due 01/25/2036 ^~		5,671	3,984
3.616% due 11/25/2036 ^~		3,303	3,075

Structured Asset Mortgage Investments Trust
0.292% due 08/25/2036 •		155	143

SunTrust Adjustable Rate Mortgage Loan Trust
3.863% due 04/25/2037 ^~		407	327
3.866% due 02/25/2037 ^~		3,739	3,469
3.931% due 02/25/2037 ^~		415	379

WaMu Mortgage Pass-Through Certificates Trust
3.067% due 07/25/2037 ^~		625	544
3.281% due 07/25/2037 ^~		1,438	1,271
3.582% due 10/25/2036 ^~		1,245	1,092
3.644% due 02/25/2037 ^~		858	772

Washington Mutual Mortgage Pass-Through Certificates Trust
2.162% due 05/25/2047 ^•		130	12
6.000% due 10/25/2035 ^		1,340	1,089
6.000% due 03/25/2036 ^		1,732	1,763
6.000% due 02/25/2037		3,650	3,348

Total Non-Agency Mortgage-Backed Securities (Cost $207,539)			211,058

ASSET-BACKED SECURITIES 25.9%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	869

AmeriCredit Automobile Receivables Trust
2.130% due 03/18/2026		$4,000	4,038

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.522% due 03/25/2033 •		59	57

Apidos CLO
0.000% due 01/20/2031 ~		8,800	4,708

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	23

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Asset-Backed Securities Trust
0.572% due 04/25/2037 •		$12,287	$9,941

Belle Haven ABS CDO Ltd.
1.623% due 07/05/2046 •		324,260	811

BlueMountain CLO Ltd.
5.716% due 04/13/2027 •		1,000	905

California Street CLO Ltd.
5.175% due 10/15/2025 •		1,400	1,243

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		6,000	1,728

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		4,100	1,285
0.000% due 10/22/2031 ~		3,000	966

Citigroup Mortgage Loan Trust
0.572% due 11/25/2046 •		5,334	5,119

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,667	1,716

Countrywide Asset-Backed Certificates
0.342% due 03/25/2037 •		$1,482	1,414
0.372% due 06/25/2047 ^•		14,184	12,627
0.482% due 09/25/2037 ^•		17,598	12,380

Credit Acceptance Auto Loan Trust
2.730% due 11/15/2029		9,000	9,061

Credit-Based Asset Servicing & Securitization LLC
3.484% due 12/25/2035 ^þ		17	17

Dryden CLO Ltd.
0.000% due 07/17/2031 ~		14,311	8,646

First Franklin Mortgage Loan Trust
0.332% due 10/25/2036 •		4,204	3,122

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		16	1,347

Fremont Home Loan Trust
0.322% due 01/25/2037 •		6,435	3,400
0.492% due 02/25/2036 •		11,916	6,460

Glacier Funding CDO Ltd.
0.826% due 08/04/2035 •		7,763	1,676

Grand Canal Securities
0.490% due 12/24/2058 •	EUR	1,690	1,920

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~		750	250

GSAMP Trust
0.312% due 12/25/2036 •		$1,593	920

Home Equity Mortgage Loan Asset-Backed Trust
0.332% due 07/25/2037 •		3,033	1,973

Hyundai Auto Receivables Trust
1.000% due 12/15/2022 «		7,010	5,294

JPMorgan Mortgage Acquisition Trust
5.830% due 07/25/2036 ^þ		119	56

Lehman XS Trust
6.290% due 06/24/2046 þ		1,889	1,909

LNR CDO Ltd.
2.324% due 02/28/2043 •		4,976	617

Loanpal Solar Loan Ltd.
2.750% due 07/20/2047 «		14,100	14,115

Long Beach Mortgage Loan Trust
0.472% due 01/25/2036 •		6,206	5,562

Marlette Funding Trust
0.000% due 09/17/2029 «(h)		15	4,072

Merrill Lynch Mortgage Investors Trust
5.895% due 03/25/2037 þ		6,746	2,510

Morgan Stanley ABS Capital, Inc. Trust
0.322% due 10/25/2036 •		7,067	4,382

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ^~		1,098	746

N-Star REL CDO Ltd.
0.593% due 02/01/2041 •		789	755

Orient Point CDO Ltd.
1.707% due 10/03/2045 •		129,610	52,823

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.147% due 07/25/2035 •		6,000	4,753

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		$11,496	$4,664
7.238% due 09/25/2037 ^þ		8,863	4,910

Residential Asset Securities Corp. Trust
0.752% due 08/25/2034 •		7,149	6,074

Santander Drive Auto Receivables Trust
1.460% due 09/15/2025		15,000	15,097
2.220% due 09/15/2026		15,000	15,128

Securitized Asset-Backed Receivables LLC Trust
0.452% due 03/25/2036 •		10,836	9,314

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		8	8,364

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		7	3,570

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		3	1,326
0.000% due 10/15/2048 «(h)		3	1,819

SoFi Consumer Loan Program LLC
0.000% due 11/25/2026 «(h)		96	2,849

SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		7,500	1,515
0.000% due 07/25/2040 «(h)		38	1,006
0.000% due 09/25/2040 (h)		3,226	913

South Coast Funding Ltd.
1.048% due 08/10/2038 •		19,514	2,973

Symphony CLO Ltd.
4.868% due 07/14/2026 •		3,600	2,814

Taberna Preferred Funding Ltd.
0.901% due 12/05/2036 •		11,028	9,153
0.921% due 08/05/2036 •		521	438
0.921% due 08/05/2036 ^•		10,092	8,477
2.291% due 02/05/2036 •		4,823	4,147

Tropic CDO Ltd.
1.175% due 04/15/2034 •		25,000	22,500

Total Asset-Backed Securities (Cost $363,862)			323,244

SOVEREIGN ISSUES 4.4%

Argentina Government International Bond
1.000% due 08/05/2021	ARS	118,747	981
2.500% due 07/22/2021		37,556	315
3.375% due 01/15/2023 ^(e)	EUR	300	151
3.380% due 12/31/2038 ^(e)		7,755	3,660
3.875% due 01/15/2022 ^(e)		300	151
5.250% due 01/15/2028 ^(e)		200	95
6.250% due 11/09/2047 ^(e)		100	48
7.820% due 12/31/2033 ^(e)		19,140	10,747
15.500% due 10/17/2026	ARS	92,410	292
29.406% (BADLARPP) due 10/04/2022 ~		88	1
31.484% (BADLARPP + 2.000%) due 04/03/2022 ~		123,168	1,002

Autonomous City of Buenos Aires Argentina
32.742% (BADLARPP + 3.250%) due 03/29/2024 ~		199,694	1,559
34.410% (BADLARPP + 5.000%) due 01/23/2022 ~		171,140	1,412

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	2,650	3,281

Ghana Government International Bond
6.375% due 02/11/2027		$1,100	1,020
7.875% due 02/11/2035		1,300	1,158
8.750% due 03/11/2061		400	356
10.750% due 10/14/2030		800	961

Israel Government International Bond
3.800% due 05/13/2060		900	1,122

Jordan Government International Bond
5.850% due 07/07/2030		2,300	2,305

Perusahaan Penerbit SBSN Indonesia
3.800% due 06/23/2050		1,000	1,090

Provincia de Buenos Aires
32.708% due 05/31/2022	ARS	25,434	197
33.198% due 04/12/2025		51,870	366
33.210% due 04/12/2025		810,515	5,716

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Serbia Government International Bond
3.125% due 05/15/2027	EUR	1,158	$1,453

South Africa Government International Bond
5.750% due 09/30/2049 (o)		$3,216	2,869

Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024		200	204

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	2,495	2,475
7.750% due 09/01/2022		$9,800	10,227

Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		490	36
8.250% due 10/13/2024 ^(e)		70	5
9.250% due 09/15/2027 ^(e)		598	44

Total Sovereign Issues (Cost $93,318)			55,299

		SHARES
COMMON STOCKS 0.8%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc. (f)		1,167,686	1,070

iHeartMedia, Inc. «(f)		872	7

iHeartMedia, Inc. ‘A’ (f)		64,921	542

			1,619

ENERGY 0.0%

Forbes Energy Services Ltd. (f)(m)		64,837	7

INDUSTRIALS 0.3%

McDermott International Ltd. (f)		873,782	3,102

Westmoreland Mining Holdings LLC «(f)(m)		45,070	338

			3,440

REAL ESTATE 0.4%

Uniti Group, Inc. «†(m)		572,252	5,369

Total Common Stocks (Cost $21,721)			10,435

WARRANTS 0.2%

COMMUNICATION SERVICES 0.2%

iHeartMedia, Inc. - Exp. 05/01/2039		422,815	3,095

FINANCIALS 0.0%

Stearns Holdings LLC - Exp. 11/05/2039 «		42,538	0

INDUSTRIALS 0.0%

Sequa Corp. - Exp. 04/28/2024 «		1,355,000	0

Total Warrants (Cost $8,503)			3,095

PREFERRED SECURITIES 3.1%

BANKING & FINANCE 0.9%

AGFC Capital Trust
2.025% (US0003M + 1.750%) due 01/15/2067 ~		1,800,000	613

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(j)(l)(o)		600,000	731

Banco Santander S.A.
6.250% due 09/11/2021 •(j)(l)(o)		2,200,000	2,490

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(j)		110,000	116

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(j)		1,000,000	1,055

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2020

	SHARES	MARKET VALUE (000S)

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (i)(j)	4,873,000	$6,312

		11,317

INDUSTRIALS 2.2%

General Electric Co.
5.000% due 01/21/2021 •(j)	1,343,000	1,066

Sequa Corp. (12.000% PIK)
12.000% «(d)	34,479	25,801

		26,867

Total Preferred Securities (Cost $37,532)		38,184

REAL ESTATE INVESTMENT TRUSTS 1.5%

REAL ESTATE 1.5%

VICI Properties, Inc.	858,541	18,639

Total Real Estate Investment Trusts (Cost $10,754)		18,639

			MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.6%

REPURCHASE AGREEMENTS (n) 5.1%
			$63,694

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021	ARS	51,884	429

ARGENTINA TREASURY BILLS 0.4%
35.448% due 08/27/2020 - 10/29/2020 (g)(h)		257,812	2,399
30.312% due 08/28/2020 ~		213,422	1,740
32.705% due 09/18/2020 ~		122,800	982

			5,121

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 2.1%
0.125% due 08/27/2020 - 10/29/2020 (c)(g)(h)(r)	$25,701	$25,698

Total Short-Term Instruments (Cost $96,830)		94,942

Total Investments in Securities (Cost $2,106,972)		1,979,455

Total Investments 158.5% (Cost $2,106,972)		$1,979,455

Financial Derivative Instruments (p)(q) (1.7)% (Cost or Premiums, net $(14,865))		(20,678)

Auction Rate Preferred Shares (17.0)%		(212,650)

Other Assets and Liabilities, net (39.8)%		(497,290)

Net Assets Applicable to Common Shareholders 100.0%		$1,248,837

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
†	Forward Commitment Transaction.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Security becomes interest bearing at a future date.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)

Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(l)	Contingent convertible security.

(m)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Forbes Energy Services Ltd.	10/09/2014 - 11/18/2016	$2,472	$7	0.00%
General Motors Co.6.800% due 10/01/2027	05/07/2020	898	1,097	0.09
Uniti Group, Inc.	03/13/2020	3,623	5,369	0.43
Westmoreland Mining Holdings LLC	07/29/2015 - 03/26/2019	1,172	338	0.03

		$8,165	$6,811	0.55%

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	25

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(n)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	07/31/2020	08/03/2020	$6,794	U.S. Treasury Notes 0.150% due 07/31/2022	$(6,930)	$6,794	$6,794
NOM	0.120	07/31/2020	08/03/2020	35,800	U.S. Treasury Bonds 3.875% due 08/15/2040	(36,510)	35,800	35,801
JPS	0.120	07/31/2020	08/03/2020	21,100	U.S. Treasury Bonds 3.000% due 05/15/2045	(21,529)	21,100	21,100

Total Repurchase Agreements						$(64,969)	$63,694	$63,695

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BCY	1.500%	04/16/2020	TBD	(3)		$(775)	$(779)
BPS	0.500	07/24/2020	10/23/2020		GBP	(9,448)	(12,369)
	0.600	07/08/2020	09/10/2020			$(9,365)	(9,369)
	1.100	07/07/2020	08/11/2020			(2,804)	(2,807)
	1.250	06/11/2020	08/11/2020			(11,588)	(11,610)
	1.400	07/08/2020	09/10/2020			(3,471)	(3,475)
BRC	(0.050)	07/24/2020	TBD	(3)		(2,518)	(2,518)
	0.450	07/23/2020	08/27/2020			(26,079)	(26,082)
	0.500	03/25/2020	TBD	(3)		(216)	(216)
BSN	1.412	07/06/2020	03/31/2021			(40,845)	(40,890)
	1.412	07/13/2020	03/31/2021			(6,758)	(6,763)
CDC	0.600	05/11/2020	TBD	(3)		(1,540)	(1,542)
	0.600	05/12/2020	TBD	(3)		(3,941)	(3,946)
	0.600	06/29/2020	09/01/2020			(17,269)	(17,279)
	1.137	07/21/2020	08/21/2020			(13,322)	(13,327)
	1.250	06/12/2020	08/11/2020			(30,536)	(30,591)
	1.250	08/03/2020	08/11/2020			(1,534)	(1,534)
	1.300	06/05/2020	08/20/2020			(6,935)	(6,950)
CEW	1.350	06/10/2020	09/09/2020			(38,766)	(38,845)
CFR	0.450	07/24/2020	08/26/2020			(2,312)	(2,313)
CIB	0.700	07/22/2020	08/24/2020			(13,734)	(13,738)
DEU	1.550	05/15/2020	11/16/2020			(1,631)	(1,637)
FOB	0.450	07/16/2020	TBD	(3)		(12,968)	(12,971)
	0.450	07/24/2020	08/26/2020			(3,928)	(3,928)
	0.900	05/05/2020	TBD	(3)		(163)	(163)
	1.250	05/15/2020	TBD	(3)		(1,048)	(1,051)
JML	(0.100)	07/15/2020	10/15/2020		EUR	(1,812)	(2,135)
	0.300	07/06/2020	10/02/2020			(1,873)	(2,207)
	0.450	07/15/2020	10/15/2020		GBP	(9,509)	(12,450)
	0.450	07/17/2020	10/16/2020			(298)	(391)
MEI	1.300	05/07/2020	TBD	(3)		$(1,033)	(1,036)
NOM	1.090	03/05/2020	TBD	(3)		(513)	(515)
SCX	0.650	07/31/2020	09/02/2020			(991)	(991)
SOG	0.450	07/22/2020	TBD	(3)		(3,560)	(3,561)
	0.600	05/11/2020	TBD	(3)		(5,752)	(5,760)
	0.600	05/20/2020	TBD	(3)		(943)	(944)
	0.700	07/22/2020	TBD	(3)		(31,555)	(31,563)
	0.750	07/06/2020	08/10/2020			(4,265)	(4,267)
	0.900	05/11/2020	TBD	(3)		(7,786)	(7,802)
TDM	0.400	07/28/2020	TBD	(3)		(32,777)	(32,779)
	0.500	06/12/2020	TBD	(3)		(9,568)	(9,575)
	0.500	06/22/2020	TBD	(3)		(16,009)	(16,018)
UBS	0.250	05/11/2020	08/11/2020		EUR	(1,969)	(2,321)
	0.500	08/03/2020	09/03/2020			$(4,866)	(4,866)
	0.550	07/01/2020	08/03/2020			(4,790)	(4,792)
	0.800	05/11/2020	08/11/2020		GBP	(3,868)	(5,072)
	0.850	07/22/2020	TBD	(3)		$(22,618)	(22,624)
	1.000	07/15/2020	09/15/2020			(8,467)	(8,471)

Total Reverse Repurchase Agreements							$(446,833)

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of July 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(779)	$0	$(779)	$1,432	$653
BPS	0	(39,630)	0	(39,630)	46,595	6,965
BRC	0	(28,816)	0	(28,816)	30,264	1,448
BSN	0	(47,653)	0	(47,653)	57,643	9,990
CDC	0	(75,169)	0	(75,169)	87,686	12,517
CEW	0	(38,845)	0	(38,845)	48,863	10,018
CFR	0	(2,313)	0	(2,313)	2,485	172
CIB	0	(13,738)	0	(13,738)	17,286	3,548
DEU	0	(1,637)	0	(1,637)	1,938	301
FICC	6,794	0	0	6,794	(6,930)	(136)
FOB	0	(18,113)	0	(18,113)	19,255	1,142
JML	0	(17,183)	0	(17,183)	22,013	4,830
JPS	21,100	0	0	21,100	(21,529)	(429)
MEI	0	(1,036)	0	(1,036)	1,236	200
NOM	35,801	(515)	0	35,286	(35,979)	(693)
SCX	0	(991)	0	(991)	1,071	80
SOG	0	(53,897)	0	(53,897)	62,600	8,703
TDM	0	(58,372)	0	(58,372)	61,898	3,526
UBS	0	(48,146)	0	(48,146)	54,955	6,809

Total Borrowings and Other Financing Transactions	$63,695	$(446,833)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(111,739)	$(106,991)	$(204,653)	$(423,383)
U.S. Government Agencies	0	(13,738)	0	0	(13,738)
Sovereign Issues	0	0	(991)	0	(991)
Preferred Securities	0	(2,321)	0	0	(2,321)

Total Borrowings	$0	$(127,798)	$(107,982)	$(204,653)	$(440,433)

Payable for reverse repurchase agreements(5)					$(440,433)

(o)	Securities with an aggregate market value of $526,696 have been pledged as collateral under the terms of the above master agreements as of July 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended July 31, 2020 was $(269,046) at a weighted average interest rate of 1.629%.Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(6,400) is outstanding at period end.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at July 31, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	13.522%	$	4,700	$(9)	$(1,009)	$(1,018)	$73	$0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	13.373		1,000	(2)	(227)	(229)	16	0

							$(11)	$(1,236)	$(1,247)	$89	$0

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	27

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-33 5-Year Index	5.000%	Quarterly	12/20/2024	$3,731	$358	$(236)	$122	$0	$(5)
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025	9,588	41	264	305	0	(14)

					$399	$28	$427	$0	$(19)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	3-Month USD-LIBOR	0.250%	Semi-Annual	12/18/2022	$	78,000	$38	$(167)	$(129)	$0	$(21)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		8,580	541	529	1,070	4	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		44,400	2,099	3,056	5,155	15	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		73,900	530	11,057	11,587	30	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		263,700	13,372	46,096	59,468	156	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		305,100	(9,953)	199,730	189,777	507	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		2,200	(3)	(887)	(890)	0	(2)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		19,800	(143)	(6,492)	(6,635)	0	(13)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		28,200	(65)	(7,445)	(7,510)	0	(17)
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		29,300	(114)	(8,924)	(9,038)	0	(18)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		9,800	(29)	(4,019)	(4,048)	0	(6)
Receive(5)	3-Month USD-LIBOR	1.150	Semi-Annual	12/11/2050		318,100	697	(32,792)	(32,095)	0	(123)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	13,400	332	1,178	1,510	14	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	21,400	392	(658)	(266)	0	(35)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	26,000	270	(1,779)	(1,509)	0	(54)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		7,800	190	(1,158)	(968)	0	(42)

							$8,154	$197,325	$205,479	$726	$(331)

Total Swap Agreements							$8,542	$196,117	$204,659	$815	$(350)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of July 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$815	$815	$0	$0	$(350)	$(350)

Cash of $26,941 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of July 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2020

(q)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	08/2020	EUR	17,003		$19,571	$0	$(458)
	08/2020		$867	EUR	772	42	0
	08/2020		15,244	GBP	12,107	604	0
	10/2020	RUB	28,169		$395	18	0
	10/2020		$1,255	CLP	964,978	21	0

BRC	08/2020	GBP	996		$1,260	0	(43)

CBK	08/2020	BRL	2,522		485	1	0
	08/2020	RUB	19,924		290	22	0
	08/2020		$486	BRL	2,522	0	(3)
	08/2020		3,596	GBP	2,873	164	0
	09/2020	BRL	2,522		$486	3	0
	09/2020		$7,746	PEN	26,507	0	(249)

DUB	08/2020	BRL	2,522		$478	0	(6)
	08/2020		$485	BRL	2,522	0	(1)

GLM	08/2020	RUB	17,304		$250	17	0
	08/2020		$1,922	GBP	1,511	56	0
	10/2020	RUB	19,824		$275	10	0

HUS	08/2020	AUD	181		125	0	(4)
	08/2020	GBP	66,654		81,801	0	(5,449)

JPM	11/2020	MXN	5,238		230	0	(2)

SCX	08/2020	EUR	57,566		64,701	0	(3,109)
	09/2020		73,797		87,318	336	0

SSB	09/2020	GBP	51,159		67,153	176	0

Total Forward Foreign Currency Contracts						$1,470	$(9,324)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at July 31, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	3.008%	$	1,800	$(352)	$205	$0	$(147)

BRC	Springleaf Finance Corp.	5.000	Quarterly	12/20/2021	1.710		2,700	(40)	179	139	0
	Ukraine Government International Bond	5.000	Quarterly	12/20/2022	5.261		16,900	1,036	(1,036)	0	0

GST	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.976		20	(3)	3	0	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	3.008		2,400	(476)	280	0	(196)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	4.497		100	(4)	0	0	(4)

HUS	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.976		60	(9)	9	0	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	3.008		3,000	(623)	378	0	(245)

JPM	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.340		1,300	(149)	154	5	0
	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	1.852		6,570	620	(197)	423	0

								$0	$(25)	$567	$(592)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$36,065	$(7,516)	$4,154	$0	$(3,362)

GST	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045	16,947	(805)	(629)	0	(1,434)
	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	3,051	(636)	352	0	(284)

MEI	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	42,036	(8,615)	4,697	0	(3,918)

MYC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	45,762	(5,835)	1,569	0	(4,266)

						$(23,407)	$10,143	$0	$(13,264)

Total Swap Agreements						$(23,407)	$10,118	$567	$(13,856)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	29

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of July 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BPS	$685	$0	$0	$685	$(458)	$0	$(147)	$(605)	$80	$0	$80
BRC	0	0	139	139	(43)	0	(3,362)	(3,405)	(3,266)	3,407	141
CBK	190	0	0	190	(252)	0	0	(252)	(62)	261	199
DUB	0	0	0	0	(7)	0	0	(7)	(7)	(60)	(67)
GLM	83	0	0	83	0	0	0	0	83	0	83
GST	0	0	0	0	0	0	(1,918)	(1,918)	(1,918)	1,960	42
HUS	0	0	0	0	(5,453)	0	(245)	(5,698)	(5,698)	5,726	28
JPM	0	0	428	428	(2)	0	0	(2)	426	(370)	56
MEI	0	0	0	0	0	0	(3,918)	(3,918)	(3,918)	3,947	29
MYC	0	0	0	0	0	0	(4,266)	(4,266)	(4,266)	3,976	(290)
SCX	336	0	0	336	(3,109)	0	0	(3,109)	(2,773)	3,132	359
SSB	176	0	0	176	0	0	0	0	176	0	176

Total Over the Counter	$1,470	$0	$567	$2,037	$(9,324)	$0	$(13,856)	$(23,180)

(r)

Securities with an aggregate market value of $22,728 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of July 31, 2020.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of July 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$89	$0	$0	$726	$815

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,470	$0	$1,470
Swap Agreements	0	567	0	0	0	567

	$0	$567	$0	$1,470	$0	$2,037

	$0	$656	$0	$1,470	$726	$2,852

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$19	$0	$0	$331	$350

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,324	$0	$9,324
Swap Agreements	0	13,856	0	0	0	13,856

	$0	$13,856	$0	$9,324	$0	$23,180

	$0	$13,875	$0	$9,324	$331	$23,530

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended July 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(13,143)	$0	$0	$(178,085)	$(191,228)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,564	$0	$2,564
Swap Agreements	0	9,951	0	0	11,583	21,534

	$0	$9,951	$0	$2,564	$11,583	$24,098

	$0	$(3,192)	$0	$2,564	$(166,502)	$(167,130)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$3,268	$0	$0	$163,157	$166,425

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(16,729)	$0	$(16,729)
Swap Agreements	0	(9,924)	0	0	(8,235)	(18,159)

	$0	$(9,924)	$0	$(16,729)	$(8,235)	$(34,888)

	$0	$(6,656)	$0	$(16,729)	$154,922	$131,537

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of July 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$230,605	$45,887	$276,492
Corporate Bonds & Notes
Banking & Finance	0	233,681	0	233,681
Industrials	0	449,804	0	449,804
Utilities	0	151,990	0	151,990
Convertible Bonds & Notes
Industrials	0	7,050	0	7,050
Utilities	0	9	0	9
Municipal Bonds & Notes
California	0	3,461	0	3,461
Illinois	0	16,975	0	16,975
Iowa	0	425	0	425
Virginia	0	1,354	0	1,354
West Virginia	0	13,805	0	13,805
U.S. Government Agencies	0	60,914	8,599	69,513
Non-Agency Mortgage-Backed Securities	0	206,254	4,804	211,058
Asset-Backed Securities	0	279,482	43,762	323,244
Sovereign Issues	0	55,299	0	55,299
Common Stocks
Communication Services	1,612	0	7	1,619
Energy	7	0	0	7
Industrials	3,102	0	338	3,440
Real Estate	0	0	5,369	5,369

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2020
Warrants
Communication Services	$0	$3,095	$0	$3,095
Preferred Securities
Banking & Finance	0	11,317	0	11,317
Industrials	0	1,066	25,801	26,867
Real Estate Investment Trusts
Real Estate	18,639	0	0	18,639
Short-Term Instruments
Repurchase Agreements	0	63,694	0	63,694
Short-Term Notes	0	429	0	429
Argentina Treasury Bills	0	5,121	0	5,121
U.S. Treasury Bills	0	25,698	0	25,698

Total Investments	$23,360	$1,821,528	$134,567	$1,979,455

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	815	0	815
Over the counter	0	2,037	0	2,037

	$0	$2,852	$0	$2,852

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	31

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

July 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2020
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(350)	$0	$(350)
Over the counter	0	(23,180)	0	(23,180)

	$0	$(23,530)	$0	$(23,530)

Total Financial Derivative Instruments	$0	$(20,678)	$0	$(20,678)

Totals	$23,360	$1,800,850	$134,567	$1,958,777

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended July 31, 2020:

Category and Subcategory	Beginning Balance at 07/31/2019	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2020(2)
Investments in Securities, at Value
Loan Participations and Assignments	$9,171	$70,396	$(18,953)	$(219)	$(4)	$(13,508)	$1,232	$(2,228)	$45,887	$(13,300)
U.S. Government Agencies	8,631	0	(176)	343	60	(259)	0	0	8,599	(268)
Non-Agency Mortgage-Backed Securities	0	0	0	0	0	0	4,804	0	4,804	0
Asset-Backed Securities	46,486	14,094	(7,852)	0	690	(9,656)	0	0	43,762	(10,146)
Common Stocks
Communication Services	0	0	0	0	0	0	7	0	7	0
Industrials	654	0	0	0	0	(316)	0	0	338	(316)
Real Estate	0	3,622	0	0	0	1,747	0	0	5,369	1,747
Warrants
Industrials	2,513	0	0	0	0	(2,513)	0	0	0	(2,513)
Preferred Securities
Industrials	36,716	3,304	0	0	0	(14,219)	0	0	25,801	(14,219)

	$104,171	$91,416	$(26,981)	$124	$746	$(38,724)	$6,043	$(2,228)	$134,567	$(39,015)

Financial Derivative Instruments - Assets
Over the counter	$80	$0	$(111)	$0	$0	$31	$0	$0	$0	$0

Totals	$104,251	$91,416	$(27,092)	$124	$746	$(38,693)	$6,043	$(2,228)	$134,567	$(39,015)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 07/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$13,897	Market Based Approach	Recovery Value	100.000	—
	5,423	Proxy Pricing	Base Price	100.930	—
	10,169	Reference Instrument	Liquidity Discount	$0.750	—
	16,398	Third Party Vendor	Broker Quote	63.000-102.500	70.928
U.S. Government Agencies	8,599	Proxy Pricing	Base Price	60.830	—
Non-Agency Mortgage-Backed Securities	4,804	Proxy Pricing	Base Price	81.649	—
Asset-Backed Securities	43,762	Proxy Pricing	Base Price	75.511-97,614.006	29,854.949
Common Stocks
Communication Services	7	Other Valuation Techniques(3)	—	—	—
Industrials	338	Other Valuation Techniques(3)	—	—	—
Real Estate	5,369	Other Valuation Techniques(3)	—	—	—
Preferred Securities
Industrials	25,801	Fundamental Valuation	Company Equity Value	$526,100,000.000	—

Total	$134,567

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at July 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Corporate & Income Strategy Fund

July 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 143.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 16.3%

Advanz Pharma Corp.
6.568% (LIBOR03M + 5.500%) due 09/06/2024 ~		$4,469	$4,170

Al Convoy (Luxembourg) SARL
4.650% (LIBOR03M + 3.500%) due 01/17/2027 ~		68	66

Alphabet Holding Co., Inc.
3.661% (LIBOR03M + 3.500%) due 09/26/2024 ~		97	94

Altice France S.A.
4.175% (LIBOR03M + 4.000%) due 08/14/2026 ~		295	290

Ancestry.com Operations, Inc.
4.750% (LIBOR03M + 3.750%) due 10/19/2023 ~		997	983

Banijay Entertainment S.A.S
3.912% (LIBOR03M + 3.750%) due 03/01/2025 «~		14	14

Boels Topholding BV
TBD% due 02/05/2027	EUR	1,000	1,143

Caesars Resort Collection LLC
2.911% (LIBOR03M + 2.750%) due 12/23/2024 ~		$5,291	4,883
4.687% - 4.772% due 07/21/2025 ~		1,000	967

CenturyLink, Inc.
2.411% (LIBOR03M + 2.250%) due 03/15/2027 ~		270	261

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		554	486

DTEK Investments Ltd.
5.167% (LIBOR03M + 5.000%) due 06/30/2023 ~		2,439	1,531

Elanco Animal Health, Inc.
TBD% due 02/04/2027		115	113

Emerald TopCo, Inc.
3.661% - 3.761% (LIBOR03M + 3.500%) due 07/24/2026 ~		106	104

Envision Healthcare Corp.
3.911% (LIBOR03M + 3.750%) due 10/10/2025 ~		15,607	10,456

EyeCare Partners LLC
TBD% due 02/18/2027 µ		10	9
4.822% (LIBOR03M + 3.750%) due 02/18/2027 ~		42	39

Forbes Energy Services LLC (5.296% Cash and 11.000% PIK)
16.296% (LIBOR03M + 5.000%) due 04/13/2021 (d)«~		188	168

Frontier Communications Corp.
3.911% - 6.000% (LIBOR03M + 3.750%) due 06/15/2024 ~		8,410	8,315

Ingersoll Rand Co. Ltd.
1.911% (LIBOR03M + 1.750%) due 03/01/2027 ~		47	45

Innophos, Inc.
3.911% (LIBOR03M + 3.750%) due 02/04/2027 «~		20	20

Intelsat Jackson Holdings S.A.
TBD% - 6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~µ		1,810	1,843

IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~		923	868

Jefferies Finance LLC
3.438% (LIBOR03M + 3.250%) due 06/03/2026 ~		21	20

McDermott Technology Americas, Inc.
3.167% (LIBOR03M + 3.000%) due 06/30/2024 «~		75	67
4.167% (LIBOR03M + 4.000%) due 06/30/2025 ~		340	278

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Messer Industrie GmbH
2.808% (LIBOR03M + 2.500%) due 03/01/2026 ~	$64	$63

MH Sub LLC
4.572% (LIBOR03M + 3.500%) due 09/13/2024 ~	117	114

Nascar Holdings, Inc.
2.922% (LIBOR03M + 2.750%) due 10/19/2026 ~	68	66

NCI Building Systems, Inc.
3.928% (LIBOR03M + 3.750%) due 04/12/2025 ~	39	39

Neiman Marcus Group Ltd. LLC
TBD% due 05/08/2025 «	755	774
TBD% - 14.000% (LIBOR03M + 12.750%) due 10/07/2020 ~µ	5,165	5,307
0.000% due 10/25/2023 ^(e)	19,572	3,881

Ortho-Clinical Diagnostics S.A.
3.416% (LIBOR03M + 3.250%) due 06/30/2025 ~	567	551

Parexel International Corp.
2.911% (LIBOR03M + 2.750%) due 09/27/2024 ~	88	85

PetSmart, Inc.
5.000% (LIBOR03M + 4.000%) due 03/11/2022 ~	4,760	4,752

Playtika Holding Corp.
7.072% (LIBOR03M + 6.000%) due 12/10/2024 ~	3,641	3,680

PUG LLC
3.661% (LIBOR03M + 3.500%) due 02/12/2027 ~	32	27

Refinitiv U.S. Holdings, Inc.
3.411% (LIBOR03M + 3.250%) due 10/01/2025 ~	684	679

Reynolds Consumer Products LLC
1.911% (LIBOR03M + 1.750%) due 02/04/2027 ~	100	98

Sotera Health Holdings LLC
5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~	131	131

Starfruit Finco BV
3.178% (LIBOR03M + 3.000%) due 10/01/2025 ~	182	177

Summer (BC) Holdco B SARL
5.331% (LIBOR03M + 4.750%) due 12/04/2026 ~	2,965	2,769

Sunshine Luxembourg SARL
5.322% (LIBOR03M + 4.250%) due 10/01/2026 ~	1,191	1,187

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~	6,064	4,837

U.S. Renal Care, Inc.
5.188% (LIBOR03M + 5.000%) due 06/26/2026 ~	418	410

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~	3,465	3,329

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~	874	831

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (d)	3,553	2,496

Windstream Services LLC
7.500% (PRIME + 4.250%) due 02/17/2024 «~	12,100	7,532
8.250% (PRIME + 5.000%) due 03/29/2021 «~	3,070	1,934

Zayo Group Holdings, Inc.
3.161% (LIBOR03M + 3.000%) due 03/09/2027 ~	200	194

Total Loan Participations and Assignments (Cost $108,938)		83,176

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 61.5%

BANKING & FINANCE 16.3%

Ally Financial, Inc.
4.250% due 04/15/2021		$50	$51
8.000% due 11/01/2031 (n)		1,767	2,414

Ambac LSNI LLC
6.000% due 02/12/2023 •(n)		454	454

Banco BTG Pactual S.A.
4.500% due 01/10/2025		200	200

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	700	206

Bank of Nova Scotia
4.900% due 06/04/2025 •(i)(k)		$1,849	1,904

Barclays Bank PLC
7.625% due 11/21/2022 (k)(n)		4,300	4,728

Brookfield Finance, Inc.
3.900% due 01/25/2028		12	14
4.700% due 09/20/2047 (n)		138	172

Cantor Fitzgerald LP
4.875% due 05/01/2024		29	32
6.500% due 06/17/2022 (n)		8,000	8,622

CBL & Associates LP
5.250% due 12/01/2023 ^(e)(j)		112	27
5.950% due 12/15/2026 ^(e)(j)(n)		986	232

Credit Agricole S.A.
7.875% due 01/23/2024 •(i)(k)(n)		200	220

Credit Suisse Group AG
7.500% due 07/17/2023 •(i)(k)(n)		200	211

Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	1,657	1,923

Equitable Holdings, Inc.
5.000% due 04/20/2048		$9	11

ESH Hospitality, Inc.
4.625% due 10/01/2027		56	54

Flagstar Bancorp, Inc.
6.125% due 07/15/2021		3,500	3,590

Ford Motor Credit Co. LLC
5.125% due 06/16/2025		2,300	2,455

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (n)		361	341
6.750% due 03/15/2022 (n)		476	484

GE Capital Funding LLC
4.400% due 05/15/2030 (n)		1,000	1,055

GSPA Monetization Trust
6.422% due 10/09/2029 (n)		3,217	3,195

Highwoods Realty LP
3.050% due 02/15/2030		100	104

HSBC Holdings PLC
5.875% due 09/28/2026 •(i)(k)(n)	GBP	200	258
6.000% due 09/29/2023 •(i)(k)(n)	EUR	2,100	2,553

Hunt Cos., Inc.
6.250% due 02/15/2026		$24	22

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		200	202

ING Groep NV
5.750% due 11/16/2026 •(i)(k)		300	308

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		66	66

Kilroy Realty LP
3.050% due 02/15/2030		100	106

Ladder Capital Finance Holdings LLP
4.250% due 02/01/2027		30	25

National Retail Properties, Inc.
2.500% due 04/15/2030		100	99

Navient Corp.
5.625% due 08/01/2033 (n)		686	584

Newmark Group, Inc.
6.125% due 11/15/2023		62	64

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022 (n)		1,122	1,133

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		20	19

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	33

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Regency Centers LP
2.950% due 09/15/2029 (n)		$100	$105
3.700% due 06/15/2030 (n)		255	282

Royal Bank of Scotland Group PLC
6.000% due 12/29/2025 •(i)(k)		2,000	2,105
7.500% due 08/10/2020 •(i)(k)(n)		3,070	3,071
8.000% due 08/10/2025 •(i)(k)(n)		6,390	7,219

Societe Generale S.A.
6.750% due 04/06/2028 •(i)(k)(n)		200	201
7.375% due 10/04/2023 •(i)(k)(n)		600	619

Spirit Realty LP
3.400% due 01/15/2030		100	101

Springleaf Finance Corp.
5.625% due 03/15/2023 (n)		1,172	1,243
6.875% due 03/15/2025		93	104

STORE Capital Corp.
4.625% due 03/15/2029 (n)		100	108

Tesco Property Finance PLC
7.623% due 07/13/2039	GBP	230	459

TP ICAP PLC
5.250% due 01/26/2024 (n)		2,939	4,163

UniCredit SpA
7.830% due 12/04/2023 (n)		$4,050	4,767

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	2,703	3,671

Uniti Group LP
7.875% due 02/15/2025 (n)		$11,660	12,291

Voyager Aviation Holdings LLC
8.500% due 08/15/2021 (n)		5,971	4,380

			83,027

INDUSTRIALS 33.3%

Albertsons Cos., Inc.
3.500% due 02/15/2023		19	19
4.625% due 01/15/2027		9	10
4.875% due 02/15/2030		18	20

Alcon Finance Corp.
2.600% due 05/27/2030 (n)		200	215

Altice Financing S.A.
2.250% due 01/15/2025	EUR	100	113
7.500% due 05/15/2026 (n)		$1,400	1,507

Altice France S.A.
7.375% due 05/01/2026 (n)		1,201	1,282

Amdocs Ltd.
2.538% due 06/15/2030 (n)		1,100	1,149

Arconic Corp.
6.125% due 02/15/2028		28	30

Associated Materials LLC
9.000% due 01/01/2024 (j)		774	668

Avon International Capital PLC
6.500% due 08/15/2022		24	24

B.C. Unlimited Liability Co.
4.375% due 01/15/2028		23	24

Banner Health
2.338% due 01/01/2030 (n)		402	419
3.181% due 01/01/2050 (n)		256	286

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)		149	108

Boeing Co.
4.508% due 05/01/2023 (n)		298	312
4.875% due 05/01/2025 (n)		408	441
5.040% due 05/01/2027 (n)		326	353
5.150% due 05/01/2030 (n)		754	827
5.705% due 05/01/2040 (n)		736	835
5.805% due 05/01/2050 (n)		958	1,128
5.930% due 05/01/2060 (n)		884	1,065

Bombardier, Inc.
6.000% due 10/15/2022		28	26
6.125% due 01/15/2023 (n)		345	297
7.500% due 03/15/2025		4,257	3,443
7.875% due 04/15/2027 (n)		6,633	5,301

Broadcom, Inc.
4.150% due 11/15/2030 (n)		502	565

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.300% due 11/15/2032 (n)		$779	$896
5.000% due 04/15/2030		40	48

Camelot Finance S.A.
4.500% due 11/01/2026		8	8

CCO Holdings LLC
4.250% due 02/01/2031 (n)		6,538	6,831
4.500% due 08/15/2030		148	157
4.750% due 03/01/2030		160	171

Citrix Systems, Inc.
3.300% due 03/01/2030		68	74

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024		145	132

Community Health Systems, Inc.
6.250% due 03/31/2023 (n)		9,499	9,582
8.000% due 03/15/2026 (n)		753	772
8.625% due 01/15/2024 (n)		1,160	1,198

Connect Finco SARL
6.750% due 10/01/2026		58	60

Continental Airlines Pass-Through Trust
9.798% due 10/01/2022		56	53

Corning, Inc.
5.450% due 11/15/2079		70	92

CVS Pass-Through Trust
7.507% due 01/10/2032 (n)		689	869

DAE Funding LLC
5.250% due 11/15/2021 (n)		268	269
5.750% due 11/15/2023 (n)		268	264

Dell International LLC
6.020% due 06/15/2026 (n)		2,514	2,949

Delta Air Lines, Inc.
7.375% due 01/15/2026		920	913

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (n)		4,100	3,990

Energy Transfer Operating LP
2.900% due 05/15/2025		34	34
3.750% due 05/15/2030		75	74
5.000% due 05/15/2050		69	69

Exela Intermediate LLC
10.000% due 07/15/2023		117	30

Ferroglobe PLC
9.375% due 03/01/2022 (n)		1,550	674

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (n)		1,414	1,390
6.875% due 03/01/2026		958	963

Flex Ltd.
4.875% due 06/15/2029		16	18

Ford Motor Co.
7.700% due 05/15/2097 (n)		7,315	7,582

Fresh Market, Inc.
9.750% due 05/01/2023 (n)		5,650	4,690

Frontier Finance PLC
8.000% due 03/23/2022	GBP	4,600	6,232

Full House Resorts, Inc.
8.575% due 01/31/2024		$290	279
9.738% due 02/02/2024		25	24

General Electric Co.
4.350% due 05/01/2050 (n)		1,700	1,765
5.875% due 01/14/2038		22	26
6.150% due 08/07/2037		17	20
6.875% due 01/10/2039		10	13

Griffon Corp.
5.750% due 03/01/2028		10	10

HCA, Inc.
3.500% due 09/01/2030		60	63
7.500% due 11/15/2095 (n)		1,200	1,475

iHeartCommunications, Inc.
6.375% due 05/01/2026 (n)		1,143	1,206
8.375% due 05/01/2027		304	302

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)	EUR	300	357

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)		100	119

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)(n)		$444	464

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)(n)		$327	$339

Innophos Holdings, Inc.
9.375% due 02/15/2028		108	111

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(e)		86	25

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(e)		3,000	1,886
8.000% due 02/15/2024		44	45
8.500% due 10/15/2024 ^(e)		10,423	6,905
9.750% due 07/15/2025 ^(e)(n)		3,007	2,004

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(e)		4,727	272
8.125% due 06/01/2023 ^(e)(n)		1,121	64

Kinder Morgan, Inc.
7.800% due 08/01/2031 (n)		3,580	5,010

Kraft Heinz Foods Co.
5.500% due 06/01/2050		200	235

LifePoint Health, Inc.
4.375% due 02/15/2027		6	6

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		474	84

Marriott International, Inc.
4.625% due 06/15/2030		34	37

Mattel, Inc.
5.875% due 12/15/2027		6	6

Melco Resorts Finance Ltd.
5.750% due 07/21/2028		1,700	1,729

Micron Technology, Inc.
5.327% due 02/06/2029 (n)		152	186

NCL Corp. Ltd.
3.625% due 12/15/2024		70	46
12.250% due 05/15/2024 (n)		2,900	3,159

Netflix, Inc.
3.625% due 06/15/2030	EUR	200	258
3.875% due 11/15/2029		604	793
4.625% due 05/15/2029		5,000	6,865
4.875% due 06/15/2030		$100	118
5.375% due 11/15/2029		60	73

New Albertson’s LP
6.570% due 02/23/2028 (n)		5,600	5,571

Noble Holding International Ltd.
7.875% due 02/01/2026 ^(e)		239	57

Odebrecht Oil & Gas Finance Ltd.
0.000% due 08/31/2020 (h)(i)		753	2

Oracle Corp.
3.850% due 04/01/2060 (n)		459	576
4.000% due 07/15/2046		46	57

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028		92	96
7.375% due 06/01/2025		38	41

Pacific Drilling SA
8.375% due 10/01/2023 (n)		410	89

Pan American Energy LLC
28.138% (BADLARPP) due 11/20/2020 ~	ARS	49,770	383

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		$105	112

PayPal Holdings, Inc.
2.300% due 06/01/2030 (n)		137	148
3.250% due 06/01/2050 (n)		118	144

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	6,522	6,166
5.950% due 01/28/2031		$170	146
6.490% due 01/23/2027		70	67
6.500% due 03/13/2027		190	181
6.750% due 09/21/2047		50	41
6.840% due 01/23/2030		2,220	2,068
6.950% due 01/28/2060 (n)		300	248
7.690% due 01/23/2050		110	97

Petronas Capital Ltd.
3.500% due 04/21/2030 (n)		200	228
4.550% due 04/21/2050 (n)		200	275
4.800% due 04/21/2060 (n)		200	303

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Picasso Finance Sub, Inc.
6.125% due 06/15/2025		$74	$79

Platin 1426 GmbH
6.875% due 06/15/2023	EUR	750	879

Prime Security Services Borrower LLC
6.250% due 01/15/2028		$70	73

PTC, Inc.
3.625% due 02/15/2025		27	28
4.000% due 02/15/2028		14	15

Qorvo, Inc.
4.375% due 10/15/2029		1,570	1,693

QVC, Inc.
5.950% due 03/15/2043 (n)		2,429	2,301

Radiate Holdco LLC
6.875% due 02/15/2023		3	3

Radiology Partners, Inc.
9.250% due 02/01/2028		48	48

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	200	248

RELX Capital, Inc.
3.000% due 05/22/2030 (n)		$110	122

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,000	1,772

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030 (n)		$643	740

Sands China Ltd.
4.600% due 08/08/2023 (n)		200	212
5.125% due 08/08/2025 (n)		200	218
5.400% due 08/08/2028 (n)		2,129	2,385

Sensata Technologies, Inc.
4.375% due 02/15/2030		28	30

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^(e)		1,909	1,783

Studio City Finance Ltd.
6.000% due 07/15/2025		1,700	1,736
6.500% due 01/15/2028		1,700	1,769

TEGNA, Inc.
4.625% due 03/15/2028		165	164

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021 (n)		1,864	1,878

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022 (n)		1,332	1,322

Teva Pharmaceutical Finance Netherlands BV
6.000% due 01/31/2025	EUR	100	126

Times Square Hotel Trust
8.528% due 08/01/2026		$1,260	1,372

Topaz Solar Farms LLC
4.875% due 09/30/2039		2,335	2,597
5.750% due 09/30/2039		9,492	11,354

TransDigm, Inc.
5.500% due 11/15/2027		34	32

Transocean Pontus Ltd.
6.125% due 08/01/2025		122	114

Transocean, Inc.
7.250% due 11/01/2025		74	37
7.500% due 01/15/2026		26	13
8.000% due 02/01/2027		117	59

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		17	18

Triumph Group, Inc.
5.250% due 06/01/2022		24	20
6.250% due 09/15/2024		67	59

U.S. Renal Care, Inc.
10.625% due 07/15/2027		59	63

Unigel Luxembourg S.A.
8.750% due 10/01/2026 (n)		400	331

United Group BV
3.125% due 02/15/2026	EUR	210	238
3.250% due 02/15/2026 •		100	114
3.625% due 02/15/2028		200	227
4.875% due 07/01/2024		100	121

Univision Communications, Inc.
5.125% due 02/15/2025 (n)		$433	421

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Valaris PLC
5.750% due 10/01/2044 ^(e)(j)		$130	$8
7.750% due 02/01/2026 ^(e)		18	1

Vale Overseas Ltd.
6.250% due 08/10/2026		151	182
6.875% due 11/21/2036		59	81
6.875% due 11/10/2039		43	59

ViaSat, Inc.
5.625% due 09/15/2025		81	82

Viking Cruises Ltd.
13.000% due 05/15/2025 (n)		859	938

Walt Disney Co.
3.500% due 05/13/2040 (n)		860	991
3.600% due 01/13/2051 (n)		1,513	1,783
3.800% due 05/13/2060 (n)		989	1,221

Western Midstream Operating LP
2.116% (US0003M + 1.850%) due 01/13/2023 ~		42	39
6.250% due 02/01/2050		28	28

WMG Acquisition Corp.
3.875% due 07/15/2030		1,000	1,072

Wyndham Destinations, Inc.
3.900% due 03/01/2023		72	70
4.625% due 03/01/2030		42	39
5.400% due 04/01/2024		10	10
5.750% due 04/01/2027 (n)		714	709

Wynn Macau Ltd.
5.125% due 12/15/2029		200	195

YPF S.A.
33.022% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	7,090	56

Zayo Group Holdings, Inc.
4.000% due 03/01/2027 (n)		$430	432
6.125% due 03/01/2028		68	70

			169,906

UTILITIES 11.9%

AT&T, Inc.
1.650% due 02/01/2028 (c)		688	702
2.250% due 02/01/2032 (c)		1,086	1,116
3.100% due 02/01/2043 (c)		1,178	1,211
3.300% due 02/01/2052 (c)		1,178	1,231
3.500% due 06/01/2041 (n)		964	1,050
3.500% due 02/01/2061 (c)		1,192	1,250
3.650% due 06/01/2051 (n)		2,030	2,225
3.850% due 06/01/2060 (n)		1,450	1,619

Calpine Corp.
4.625% due 02/01/2029 (c)		1,376	1,393
5.000% due 02/01/2031 (c)		1,376	1,414

Centrais Eletricas Brasileiras S.A.
3.625% due 02/04/2025		200	199

CenturyLink, Inc.
4.000% due 02/15/2027		54	56

DTEK Finance PLC
10.750% due 12/31/2024 ^(e)		1,192	748

Edison International
5.750% due 06/15/2027		51	60

Frontier Communications Corp.
8.000% due 04/01/2027		102	106

Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030 (n)		3,600	3,928

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		148	134

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)		184	52

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(n)		944	826

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)		4,857	472

Pacific Gas & Electric Co.
2.950% due 03/01/2026 ^(n)		392	409
3.150% due 01/01/2026		50	52

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.250% due 06/15/2023 ^(n)		$273	$283
3.300% due 03/15/2027 ^(n)		716	761
3.400% due 08/15/2024 ^(n)		378	398
3.450% due 07/01/2025 (n)		1,376	1,470
3.500% due 06/15/2025 ^(n)		735	785
3.750% due 02/15/2024 ^(n)		691	731
3.750% due 07/01/2028 (n)		1,376	1,505
3.750% due 08/15/2042 ^		22	23
3.850% due 11/15/2023 ^		67	71
4.000% due 12/01/2046 ^		7	7
4.250% due 08/01/2023 (n)		400	428
4.300% due 03/15/2045 ^		27	30
4.500% due 07/01/2040 (n)		2,015	2,319
4.500% due 12/15/2041 ^(n)		275	300
4.550% due 07/01/2030 (n)		3,291	3,787
4.600% due 06/15/2043 ^(n)		118	135
4.650% due 08/01/2028 (n)		930	1,057
4.750% due 02/15/2044 ^(n)		632	734
4.950% due 07/01/2050 (n)		3,291	4,003

Petrobras Global Finance BV
5.093% due 01/15/2030 (n)		2,300	2,372
6.250% due 12/14/2026	GBP	3,966	5,606
6.625% due 01/16/2034		100	137

Rio Oil Finance Trust
8.200% due 04/06/2028 (n)		$248	259
9.250% due 07/06/2024 (n)		281	296
9.250% due 07/06/2024		2,044	2,156
9.750% due 01/06/2027 (n)		160	171
9.750% due 01/06/2027		192	206

Southern California Edison Co.
2.850% due 08/01/2029		14	15
3.650% due 03/01/2028		5	6
3.650% due 02/01/2050		27	31
5.750% due 04/01/2035		10	14
6.000% due 01/15/2034		2	3
6.650% due 04/01/2029		39	50

Sprint Communications, Inc.
6.000% due 11/15/2022		40	43

Sprint Corp.
7.125% due 06/15/2024 (n)		4,326	5,052
7.875% due 09/15/2023 (n)		4,092	4,757

Talen Energy Supply LLC
6.625% due 01/15/2028		30	30

Transocean Poseidon Ltd.
6.875% due 02/01/2027		110	101

Transocean Sentry Ltd.
5.375% due 05/15/2023		100	89

			60,474

Total Corporate Bonds & Notes (Cost $310,582)			313,407

CONVERTIBLE BONDS & NOTES 0.9%

INDUSTRIALS 0.9%

Caesars Entertainment Corp.
5.000% due 10/01/2024		994	1,518

DISH Network Corp.
3.375% due 08/15/2026		3,400	3,139

			4,657

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(e)		10	1

Total Convertible Bonds & Notes (Cost $5,262)			4,658

MUNICIPAL BONDS & NOTES 4.9%

CALIFORNIA 0.2%

Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.750% due 10/01/2037		1,220	1,234

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	35

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 3.0%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	$12,700	$15,022

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	110	119

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	35	40
7.350% due 07/01/2035	20	23

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	95	100

		15,304

VIRGINIA 0.2%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	750	755

WEST VIRGINIA 1.5%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	44,400	2,394
7.467% due 06/01/2047	5,150	5,361

		7,755

Total Municipal Bonds & Notes (Cost $22,589)		25,048

U.S. GOVERNMENT AGENCIES 5.8%

Fannie Mae
3.000% due 02/25/2043 - 06/25/2050 (a)	45,114	4,860
5.922% due 07/25/2029 •	1,150	1,208

Freddie Mac
0.000% due 02/25/2046 (b)(h)	6,400	5,934
0.100% due 02/25/2046 (a)	72,401	23
3.500% due 05/25/2050 (a)	3,607	500
6.172% due 11/25/2055 «~	7,970	4,848
7.722% due 12/25/2027 •	3,269	3,202
10.922% due 03/25/2025 •	718	783

Uniform Mortgage-Backed Security, TBA
2.000% due 10/14/2050	8,100	8,360

Total U.S. Government Agencies (Cost $33,901)		29,718

NON-AGENCY MORTGAGE-BACKED SECURITIES 17.2%

Banc of America Alternative Loan Trust
5.500% due 10/25/2035 ^	2,149	2,040
6.000% due 01/25/2036 ^	78	76

Banc of America Funding Trust
6.000% due 07/25/2037 ^	237	229

Banc of America Mortgage Trust
6.000% due 03/25/2037 ^	239	238

BCAP LLC Trust
3.277% due 08/28/2037 ~	5,184	5,011
3.433% due 03/27/2036 ~	2,151	1,752
4.857% due 03/26/2037 þ	731	847

Bear Stearns ALT-A Trust
0.672% due 01/25/2036 ^•	883	1,010
3.356% due 09/25/2035 ^~	397	291
3.600% due 09/25/2047 ^~	4,903	3,303
3.607% due 11/25/2035 ^~	4,052	3,737
3.617% due 08/25/2036 ^~	750	492
3.668% due 11/25/2036 ^~	3,245	2,154

Bear Stearns Commercial Mortgage Securities Trust
5.780% due 04/12/2038 ~	210	210

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ	597	582

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~	3	3

CD Mortgage Trust
5.688% due 10/15/2048	5,513	3,186

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chase Mortgage Finance Trust
3.785% due 12/25/2035 ^~	$7	$6
6.000% due 07/25/2037 ^	689	514

Citigroup Mortgage Loan Trust
3.882% due 04/25/2037 ^~	182	156
4.121% due 09/25/2037 ^~	377	341

Commercial Mortgage Loan Trust
6.057% due 12/10/2049 ~	2,142	973

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~	901	728

Countrywide Alternative Loan Trust
5.500% due 03/25/2035	237	156
5.750% due 01/25/2035	240	241
5.750% due 02/25/2035	300	290
5.750% due 03/25/2037 ^	542	438
6.000% due 02/25/2035	948	931
6.000% due 04/25/2036	853	554
6.000% due 02/25/2037 ^	4,979	3,096
6.000% due 04/25/2037 ^	908	607
6.000% due 07/25/2037 ^	27	27
6.250% due 12/25/2036 ^•	1,345	902
6.500% due 08/25/2036 ^	430	238

Countrywide Home Loan Mortgage Pass-Through Trust
3.093% due 09/20/2036 ^~	205	187
6.000% due 07/25/2037	1,334	888

Credit Suisse Mortgage Capital Certificates
3.704% due 10/26/2036 ~	6,924	5,074

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~	4,600	3,919

GS Mortgage Securities Trust
5.622% due 11/10/2039	640	443

GSR Mortgage Loan Trust
3.488% due 08/25/2034 ~	298	276
5.500% due 05/25/2036 ^	172	304
6.000% due 02/25/2036 ^	1,916	1,285

HarborView Mortgage Loan Trust
0.667% due 01/19/2036 ^•	1,672	1,524
3.836% due 06/19/2036 ^~	5,204	3,547

IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^	3,395	1,920

Jefferies Resecuritization Trust
6.000% due 05/26/2036	9,569	6,885

JPMorgan Alternative Loan Trust
3.523% due 03/25/2037 ^~	1,069	1,022
6.000% due 12/25/2035 ^	1,321	1,216

JPMorgan Chase Commercial Mortgage Securities Trust
5.623% due 05/12/2045	108	97

JPMorgan Mortgage Trust
3.369% due 02/25/2036 ^~	1,468	1,245
3.688% due 01/25/2037 ^~	429	382
3.829% due 04/25/2037 ~	5	5

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^	710	400
5.562% due 02/15/2040 ^~	299	167

Lehman Mortgage Trust
6.000% due 07/25/2037 ^	102	102

Lehman XS Trust
0.392% due 06/25/2047 •	1,527	1,322

MASTR Alternative Loan Trust
6.750% due 07/25/2036	1,611	921

Merrill Lynch Mortgage Investors Trust
3.681% due 03/25/2036 ^~	586	388

Motel 6 Trust
7.101% due 08/15/2024 •	5,096	4,040

Residential Accredit Loans, Inc. Trust
0.402% due 05/25/2037 ^•	112	80
4.707% due 12/26/2034 ^~	1,276	818
6.000% due 08/25/2036 ^	255	252

Residential Asset Securitization Trust
6.000% due 11/25/2036 ^	2,617	1,519
6.250% due 09/25/2037 ^	2,519	1,392
6.250% due 06/25/2046 ~	1,121	1,133

Residential Funding Mortgage Securities, Inc. Trust
4.356% due 02/25/2037 ~	1,250	997
6.500% due 03/25/2032	98	104

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sequoia Mortgage Trust
3.320% due 07/20/2037 ^~		$496	$415
3.506% due 02/20/2047 ~		245	216

Structured Adjustable Rate Mortgage Loan Trust
3.195% due 07/25/2035 ^~		489	438
3.581% due 01/25/2036 ^~		1,785	1,254
3.616% due 11/25/2036 ^~		1,727	1,607

SunTrust Adjustable Rate Mortgage Loan Trust
3.863% due 04/25/2037 ^~		310	249
3.931% due 02/25/2037 ^~		217	198

WaMu Mortgage Pass-Through Certificates Trust
3.067% due 07/25/2037 ^~		327	285
3.281% due 07/25/2037 ^~		763	675
3.582% due 10/25/2036 ^~		1,660	1,455
3.644% due 02/25/2037 ^~		429	386

Washington Mutual Mortgage Pass-Through Certificates Trust
2.162% due 05/25/2047 ^•		64	6
6.000% due 10/25/2035 ^		1,410	1,146

Total Non-Agency Mortgage-Backed Securities (Cost $89,896)			87,543

ASSET-BACKED SECURITIES 19.6%

ACE Securities Corp. Home Equity Loan Trust
0.562% due 02/25/2036 •		23,605	18,889

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	869

Apidos CLO
0.000% due 01/20/2031 ~		$4,500	2,407

Argent Securities Trust
0.362% due 03/25/2036 •		3,464	2,274

Avoca CLO DAC
0.000% due 10/15/2030 ~	EUR	1,600	763

Bear Stearns Asset-Backed Securities Trust
0.312% due 10/25/2036 ^•		$3,225	3,904
6.500% due 10/25/2036 ^		339	250

Belle Haven ABS CDO Ltd.
1.623% due 07/05/2046 •		175,347	438

BlueMountain CLO Ltd.
5.716% due 04/13/2027 •		1,000	905

Carlyle Global Market Strategies CLO Ltd.
0.000% due 07/20/2029 ~		1,895	549

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,300	721
0.000% due 10/22/2031 ~		1,500	483

Citigroup Mortgage Loan Trust
0.332% due 12/25/2036 •		1,760	1,212

Countrywide Asset-Backed Certificates
0.312% due 06/25/2047 ^•		1,293	1,164
0.342% due 03/25/2037 •		875	835

First Franklin Mortgage Loan Trust
1.117% due 09/25/2035 •		3,441	2,430
1.147% due 05/25/2036 •		6,484	5,331

FirstKey Homes Trust
2.791% due 09/17/2025 (c)		1,900	1,900
3.638% due 09/17/2025 (c)		400	400
4.284% due 09/17/2025 (c)		1,600	1,600
4.781% due 09/17/2025 (c)		4,800	4,800

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		8	673

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	500	167

Home Equity Mortgage Loan Asset-Backed Trust
0.332% due 07/25/2037 •		$9,351	6,082

HSI Asset Securitization Corp. Trust
0.000% due 10/25/2036 (b)(h)		2,634	1,236

JPMorgan Mortgage Acquisition Trust
4.611% due 10/25/2030 ^þ		4,950	3,594

Lehman XS Trust
5.170% due 08/25/2035 ^þ		63	64

LNR CDO Ltd.
2.324% due 02/28/2043 •		2,489	309

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Loanpal Solar Loan Ltd.
2.750% due 07/20/2047 «		$5,800	$5,806

Marlette Funding Trust
0.000% due 09/17/2029 «(h)		7	1,878

Merrill Lynch Mortgage Investors Trust
0.505% due 04/25/2037 •		462	288

Morgan Stanley ABS Capital, Inc. Trust
0.322% due 06/25/2036 •		357	307

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ^~		586	398

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.692% due 08/25/2035 •		5,000	4,411
1.942% due 10/25/2034 •		573	550

Residential Asset Mortgage Products Trust
1.372% due 01/25/2035 ^•		2,716	2,382

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		3	3,406

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		4	2,040

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		1	621
0.000% due 10/15/2048 «(h)		1	578

SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		4,300	869
0.000% due 07/25/2040 «(h)		21	548
0.000% due 09/25/2040 (h)		1,718	486

South Coast Funding Ltd.
1.048% due 08/10/2038 •		9,921	1,512

Symphony CLO Ltd.
4.868% due 07/14/2026 •		2,000	1,563

Taberna Preferred Funding Ltd.
0.921% due 08/05/2036 •		309	259
0.921% due 08/05/2036 ^•		5,712	4,798
2.370% due 07/05/2035 •		3,161	2,718

Total Asset-Backed Securities (Cost $108,274)			99,667

SOVEREIGN ISSUES 4.6%

Argentina Government International Bond
1.000% due 08/05/2021	ARS	19,654	162
2.500% due 07/22/2021		16,811	141
3.375% due 01/15/2023 ^(e)	EUR	200	100
3.380% due 12/31/2038 ^(e)		3,970	1,874
3.875% due 01/15/2022 ^(e)		200	101
5.250% due 01/15/2028 ^(e)		200	95
6.250% due 11/09/2047 ^(e)		100	48
7.820% due 12/31/2033 ^(e)		9,275	5,208
15.500% due 10/17/2026	ARS	53,560	169
29.406% (BADLARPP) due 10/04/2022 ~		44	0
31.484% (BADLARPP + 2.000%) due 04/03/2022 ~		61,384	499

Autonomous City of Buenos Aires Argentina
32.742% (BADLARPP + 3.250%) due 03/29/2024 ~		308,372	2,407
34.410% (BADLARPP + 5.000%) due 01/23/2022 ~		76,750	633

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	1,500	1,857

Ghana Government International Bond
6.375% due 02/11/2027		$600	556
7.875% due 02/11/2035		600	534
8.750% due 03/11/2061		200	178

Jordan Government International Bond
5.850% due 07/07/2030		1,000	1,002

Provincia de Buenos Aires
32.708% due 05/31/2022	ARS	18,584	144
33.198% due 04/12/2025		100	1
33.210% due 04/12/2025		136,652	964

Republic of Greece Government International Bond
3.650% due 02/24/2023 þ	EUR	142	182
3.650% due 02/24/2024 þ		142	188
3.650% due 02/24/2025 þ		142	192
3.650% due 02/24/2026 þ		142	196

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.650% due 02/24/2027 þ	EUR	142	$199
3.650% due 02/24/2028 þ		142	202
3.650% due 02/24/2029 þ		142	203
3.650% due 02/24/2030 þ		142	207
3.650% due 02/24/2031 þ		142	212
3.650% due 02/24/2032 þ		142	213
3.650% due 02/24/2033 þ		142	217
3.650% due 02/24/2034 þ		142	219
3.650% due 02/24/2035 þ		142	221
3.650% due 02/24/2036 þ		142	224
3.650% due 02/24/2037 þ		142	224
3.650% due 02/24/2038 þ		142	222
3.650% due 02/24/2039 þ		142	229
3.650% due 02/24/2040 þ		142	232
3.650% due 02/24/2041 þ		142	232
3.650% due 02/24/2042 þ		142	236

Serbia Government International Bond
3.125% due 05/15/2027		491	616

South Africa Government International Bond
5.750% due 09/30/2049		$800	714

Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024 (n)		200	204

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	1,054	1,046

Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		$240	18
8.250% due 10/13/2024 ^(e)		28	2
9.250% due 09/15/2027 ^(e)		308	23

Total Sovereign Issues (Cost $38,554)			23,546

		SHARES
COMMON STOCKS 0.8%

COMMUNICATION SERVICES 0.2%

Clear Channel Outdoor Holdings, Inc. (f)		531,903	488

iHeartMedia, Inc. «(f)		400	3

iHeartMedia, Inc. ‘A’ (f)		29,808	249

			740

ENERGY 0.0%

Forbes Energy Services Ltd. (f)(l)		11,400	1

INDUSTRIALS 0.2%

McDermott International Ltd. (f)		150,263	533

Westmoreland Mining Holdings LLC «(f)(l)		50,497	379

			912

REAL ESTATE 0.4%

Uniti Group, Inc. «†(l)		239,397	2,246

Total Common Stocks (Cost $8,226)			3,899

WARRANTS 0.3%

COMMUNICATION SERVICES 0.3%

iHeartMedia, Inc. - Exp. 05/01/2039		194,137	1,421

INDUSTRIALS 0.0%

Sequa Corp. - Exp. 04/28/2024 «		775,000	0

Total Warrants (Cost $4,106)			1,421

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 4.8%

BANKING & FINANCE 1.9%

AGFC Capital Trust
2.025% (US0003M + 1.750%) due 01/15/2067 ~(n)		2,300,000	$784

Banco Santander S.A.
6.250% due 09/11/2021 •(i)(k)		400,000	453

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(i)		70,000	74

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(i)		1,000,000	1,054

Nationwide Building Society
10.250% ~		34,400	7,204

			9,569

INDUSTRIALS 2.9%

General Electric Co.
5.000% due 01/21/2021 •(i)		261,000	207

Sequa Corp. (12.000% PIK)
12.000% «(d)		19,700	14,742

			14,949

Total Preferred Securities (Cost $24,301)			24,518

REAL ESTATE INVESTMENT TRUSTS 1.8%

REAL ESTATE 1.8%

VICI Properties, Inc.		416,263	9,037

Total Real Estate Investment Trusts (Cost $5,426)			9,037

SHORT-TERM INSTRUMENTS 5.1%

REPURCHASE AGREEMENTS (m) 3.9%
			20,036

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021	ARS	22,167	183

ARGENTINA TREASURY BILLS 0.3%
23.550% due 08/27/2020 - 10/29/2020 (g)(h)		60,993	536
30.312% due 09/18/2020 ~		45,000	360
32.705% due 08/28/2020 ~		61,625	503

			1,399

U.S. TREASURY BILLS 0.9%
0.125% due 09/10/2020 - 10/22/2020 (g)(h)(q)		$4,298	4,297

Total Short-Term Instruments (Cost $26,218)			25,915

Total Investments in Securities (Cost $786,273)			731,553

Total Investments 143.6% (Cost $786,273)			$731,553

Financial Derivative Instruments (o)(p) (0.7)% (Cost or Premiums, net $2,383)			(3,335)

Auction Rate Preferred Shares (4.6)%			(23,525)

Other Assets and Liabilities, net (38.3)%			(195,205)

Net Assets Applicable to Common Shareholders 100.0%			$509,488

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	37

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
†	Forward Commitment Transaction.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)

Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(k)	Contingent convertible security.

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Forbes Energy Services Ltd.	10/09/2014 - 11/18/2016	$370	$1	0.00%
Uniti Group, Inc.	03/13/2020	1,515	2,246	0.44
Westmoreland Mining Holdings LLC	12/08/2014 - 10/19/2016	1,455	379	0.08

		$3,340	$2,626	0.52%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.130%	07/31/2020	08/03/2020	$9,300	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(9,534)	$9,300	$9,300
FICC	0.000	07/31/2020	08/03/2020	1,136	U.S. Treasury Notes 0.150% due 07/31/2022	(1,159)	1,136	1,136
JPS	0.120	07/31/2020	08/03/2020	9,300	U.S. Treasury Bonds 3.000% due 05/15/2045	(9,489)	9,300	9,300
TDM	0.130	07/31/2020	08/03/2020	300	U.S. Treasury Inflation Protected Securities 1.000% due 02/15/2046	(316)	300	300

Total Repurchase Agreements						$(20,498)	$20,036	$20,036

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)			Payable for Reverse Repurchase Agreements
BPS	0.500%	07/24/2020	10/23/2020			GBP	(3,078)	$(4,030)
BRC	0.500	03/25/2020	TBD	(3)	$		(125)	(125)
	0.950	07/28/2020	01/28/2021				(5,606)	(5,606)

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2020

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)			Payable for Reverse Repurchase Agreements
CDC	0.500%	06/16/2020	TBD	(3)	$		(5,673)	$(5,677)
	0.500	07/13/2020	08/17/2020				(3,662)	(3,663)
	0.600	06/29/2020	09/01/2020				(4,487)	(4,489)
	1.137	07/21/2020	08/21/2020				(8,794)	(8,798)
	1.250	06/09/2020	09/09/2020				(1,971)	(1,975)
	1.300	06/02/2020	09/01/2020				(5,619)	(5,631)
CEW	0.900	08/03/2020	11/03/2020				(631)	(631)
	1.150	06/30/2020	08/04/2020				(2,096)	(2,098)
	1.350	06/10/2020	09/09/2020				(8,518)	(8,536)
	1.350	06/12/2020	09/10/2020				(6,650)	(6,663)
CSG	1.500	06/03/2020	TBD	(3)			(655)	(657)
DEU	1.550	05/15/2020	11/16/2020				(691)	(693)
FOB	0.500	06/30/2020	TBD	(3)			(7,172)	(7,175)
	1.500	05/15/2020	TBD	(3)			(4,574)	(4,589)
JML	(0.100)	07/15/2020	10/15/2020			EUR	(1,655)	(1,949)
	0.450	07/17/2020	10/16/2020			GBP	(149)	(195)
	1.150	07/15/2020	08/17/2020		$		(5,289)	(5,292)
NOM	1.000	07/17/2020	08/21/2020				(1,235)	(1,236)
	1.200	07/17/2020	08/21/2020				(5,223)	(5,226)
RTA	0.897	07/28/2020	10/26/2020				(1,031)	(1,032)
	1.460	07/02/2020	09/09/2020				(2,052)	(2,055)
SOG	0.500	06/24/2020	TBD	(3)			(1,877)	(1,878)
	0.500	07/06/2020	08/10/2020				(1,017)	(1,017)
	0.550	07/17/2020	09/18/2020				(920)	(920)
	0.600	05/11/2020	TBD	(3)			(10,568)	(10,583)
	0.700	07/15/2020	TBD	(3)			(6,395)	(6,397)
	0.700	07/27/2020	TBD	(3)			(4,937)	(4,938)
	0.750	07/15/2020	08/19/2020				(143)	(144)
	0.800	07/17/2020	09/18/2020				(4,029)	(4,031)
	0.900	05/19/2020	08/18/2020				(898)	(900)
	1.250	05/12/2020	08/12/2020				(3,280)	(3,289)
	1.250	05/19/2020	08/18/2020				(3,610)	(3,619)
TDM	0.400	07/28/2020	TBD	(3)			(5,362)	(5,363)
	0.500	06/12/2020	TBD	(3)			(4,727)	(4,731)
UBS	0.500	06/12/2020	TBD	(3)			(1,342)	(1,343)
	0.500	07/28/2020	TBD	(3)			(7,474)	(7,475)
	0.500	08/03/2020	09/03/2020				(374)	(374)
	0.550	07/01/2020	08/03/2020				(372)	(372)
	0.550	07/09/2020	08/10/2020				(2,043)	(2,044)
	0.650	07/17/2020	08/18/2020				(165)	(165)
	0.800	07/31/2020	08/31/2020				(4,381)	(4,381)
	0.800	08/03/2020	09/03/2020				(103)	(103)
	0.850	07/27/2020	09/25/2020				(1,278)	(1,278)
	0.900	08/03/2020	11/03/2020				(2,122)	(2,122)
	1.000	07/15/2020	09/15/2020				(968)	(968)
	1.000	07/17/2020	08/18/2020				(3,648)	(3,649)
	1.250	07/01/2020	08/03/2020				(1,456)	(1,458)
	1.250	07/09/2020	08/10/2020				(955)	(955)
	1.350	07/01/2020	08/03/2020				(546)	(546)
	1.350	07/09/2020	08/10/2020				(588)	(589)
	1.500	07/01/2020	08/03/2020				(116)	(117)

Total Reverse Repurchase Agreements								$(163,770)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of July 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$9,300	$(4,030)	$0	$5,270	$(5,372)	$(102)
BRC	0	(5,731)	0	(5,731)	6,895	1,164
CDC	0	(30,233)	0	(30,233)	33,928	3,695
CEW	0	(17,928)	0	(17,928)	22,362	4,434
CSG	0	(657)	0	(657)	900	243
DEU	0	(693)	0	(693)	938	245
FICC	1,136	0	0	1,136	(1,159)	(23)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	39

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
FOB	$0	$(11,764)	$0	$(11,764)	$14,275	$2,511
JML	0	(7,436)	0	(7,436)	8,851	1,415
JPS	9,300	0	0	9,300	(9,489)	(189)
NOM	0	(6,462)	0	(6,462)	7,425	963
RTA	0	(3,087)	0	(3,087)	3,918	831
SOG	0	(37,716)	0	(37,716)	41,692	3,976
TDM	300	(10,094)	0	(9,794)	10,420	626
UBS	0	(27,939)	0	(27,939)	31,156	3,217

Total Borrowings and Other Financing Transactions	$20,036	$(163,770)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(45,178)	$(48,133)	$(67,230)	$(160,541)

Total Borrowings	$0	$(45,178)	$(48,133)	$(67,230)	$(160,541)

Payable for reverse repurchase agreements(5)					$(160,541)

(n)	Securities with an aggregate market value of $192,861 and cash of $37 have been pledged as collateral under the terms of the above master agreements as of July 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended July 31, 2020 was $(144,574) at a weighted average interest rate of 2.017%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(3,229) is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at July 31, 2020(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	13.522%	$ 600	$(1)	$(129)	$(130)	$9	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.750%	Semi-Annual	12/19/2023	$	64,000	$(594)	$6,319	$5,725	$35	$0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		75,590	4,663	4,766	9,429	37	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		44,900	325	6,715	7,040	18	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		68,300	3,736	11,667	15,403	40	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		169,400	(5,526)	110,895	105,369	282	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		8,300	(60)	(2,721)	(2,781)	0	(5)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		14,500	(33)	(3,829)	(3,862)	0	(9)
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		15,100	(58)	(4,600)	(4,658)	0	(9)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		10,800	(33)	(4,428)	(4,461)	0	(7)
Receive(5)	3-Month USD-LIBOR	1.150	Semi-Annual	12/11/2050		168,200	(561)	(16,410)	(16,971)	0	(65)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	7,600	188	669	857	8	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,700	159	(267)	(108)	0	(14)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	11,500	120	(787)	(667)	0	(24)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		3,000	58	(431)	(373)	0	(11)

							$2,384	$107,558	$109,942	$420	$(144)

Total Swap Agreements							$2,383	$107,429	$109,812	$429	$(144)

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of July 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$429	$429	$0	$0	$(144)	$(144)

Cash of $9,136 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of July 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	08/2020	EUR	5,342		$6,160	$0	$(133)
	10/2020		$16	RUB	1,123	0	(1)

BRC	08/2020	GBP	633		$801	0	(27)

CBK	09/2020		$2,935	PEN	10,044	0	(94)
	10/2020		133		470	0	0

GLM	08/2020		631	GBP	496	18	0
	10/2020		11	RUB	790	0	0

HUS	08/2020	EUR	433		$491	0	(19)
	08/2020	GBP	31,821		39,023	0	(2,631)

JPM	08/2020		$14,455	GBP	11,532	640	0

SCX	08/2020	EUR	30,085		$33,813	0	(1,625)
	09/2020		35,859		42,430	163	0

SSB	08/2020		$537	GBP	425	20	0
	09/2020	GBP	20,001		$26,254	69	0

Total Forward Foreign Currency Contracts						$910	$(4,530)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of July 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BPS	$0	$0	$0	$0	$(134)	$0	$0	$(134)	$(134)	$0	$(134)
BRC	0	0	0	0	(27)	0	0	(27)	(27)	0	(27)
CBK	0	0	0	0	(94)	0	0	(94)	(94)	0	(94)
GLM	18	0	0	18	0	0	0	0	18	0	18
HUS	0	0	0	0	(2,650)	0	0	(2,650)	(2,650)	2,665	15

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	41

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
JPM	$640	$0	$0	$640	$0	$0	$0	$0	$640	$(640)	$0
SCX	163	0	0	163	(1,625)	0	0	(1,625)	(1,462)	1,633	171
SSB	89	0	0	89	0	0	0	0	89	0	89

Total Over the Counter	$910	$0	$0	$910	$(4,530)	$0	$0	$(4,530)

(q)

Securities with an aggregate market value of $4,297 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of July 31, 2020.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of July 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$9	$0	$0	$420	$429

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$910	$0	$910

	$0	$9	$0	$910	$420	$1,339

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$144	$144

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,530	$0	$4,530

	$0	$0	$0	$4,530	$144	$4,674

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended July 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(3,706)	$0	$0	$(69,421)	$(73,127)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,642	$0	$1,642
Swap Agreements	0	24	0	0	0	24

	$0	$24	$0	$1,642	$0	$1,666

	$0	$(3,682)	$0	$1,642	$(69,421)	$(71,461)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,310	$0	$0	$73,673	$74,983

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(8,411)	$0	$(8,411)
Swap Agreements	0	(24)	0	0	0	(24)

	$0	$(24)	$0	$(8,411)	$0	$(8,435)

	$0	$1,286	$0	$(8,411)	$73,673	$66,548

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of July 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$71,836	$11,340	$83,176
Corporate Bonds & Notes
Banking & Finance	0	83,027	0	83,027
Industrials	0	169,906	0	169,906
Utilities	0	60,474	0	60,474
Convertible Bonds & Notes
Industrials	0	4,657	0	4,657
Utilities	0	1	0	1
Municipal Bonds & Notes
California	0	1,234	0	1,234
Illinois	0	15,304	0	15,304
Virginia	0	755	0	755
West Virginia	0	7,755	0	7,755
U.S. Government Agencies	0	24,870	4,848	29,718
Non-Agency Mortgage-Backed Securities	0	87,543	0	87,543
Asset-Backed Securities	8,700	75,417	15,550	99,667
Sovereign Issues	0	23,546	0	23,546
Common Stocks
Communication Services	737	0	3	740
Energy	1	0	0	1
Industrials	533	0	379	912
Real Estate	0	0	2,246	2,246
Warrants
Communication Services	0	1,421	0	1,421
Preferred Securities
Banking & Finance	0	9,569	0	9,569
Industrials	0	207	14,742	14,949

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2020
Real Estate Investment Trusts
Real Estate	$9,037	$0	$0	$9,037
Short-Term Instruments
Repurchase Agreements	0	20,036	0	20,036
Short-Term Notes	0	183	0	183
Argentina Treasury Bills	0	1,399	0	1,399
U.S. Treasury Bills	0	4,297	0	4,297

Total Investments	$19,008	$663,437	$49,108	$731,553

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	429	0	429
Over the counter	0	910	0	910

	$0	$1,339	$0	$1,339

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(144)	0	(144)
Over the counter	0	(4,530)	0	(4,530)

	$0	$(4,674)	$0	$(4,674)

Total Financial Derivative Instruments	$0	$(3,335)	$0	$(3,335)

Totals	$19,008	$660,102	$49,108	$728,218

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended July 31, 2020:

Category and Subcategory	Beginning Balance at 07/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$3,889	$18,951	$(3,540)	$(159)	$(21)	$(5,519)	$235	$(2,496)	$11,340	$(5,337)
U.S. Government Agencies	4,866	0	(99)	192	34	(145)	0	0	4,848	(150)
Asset-Backed Securities	16,154	5,798	(3,749)	0	329	(2,982)	0	0	15,550	(3,217)
Common Stocks
Communication Services	0	0	0	0	0	0	3	0	3	0
Industrials	732	0	0	0	0	(353)	0	0	379	(353)
Real Estate	0	1,515	0	0	0	731	0	0	2,246	731
Warrants
Industrials	1,437	0	0	0	0	(1,437)	0	0	0	(1,437)
Preferred Securities
Industrials	20,979	1,887	0	0	0	(8,124)	0	0	14,742	(8,124)

Totals	$48,057	$28,151	$(7,388)	$33	$342	$(17,829)	$238	$(2,496)	$49,108	$(17,887)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	43

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

July 31, 2020

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 07/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$7,532	Reference Instrument	Liquidity Discount	$0.750	—
	3,808	Third Party Vendor	Broker Quote	63.000-102.500	79.968
U.S. Government Agencies	4,848	Proxy Pricing	Base Price	60.830	—
Asset-Backed Securities	15,550	Proxy Pricing	Base Price	99.958-97,614.006	36,037.096
Common Stocks
Communication Services	3	Other Valuation Techniques(2)	—	—	—
Industrials	379	Other Valuation Techniques(2)	—	—	—
Real Estate	2,246	Other Valuation Techniques(2)	—	—	—
Preferred Securities
Industrials	14,742	Fundamental Valuation	Company Equity Value	$526,100,000.000	—

Total	$49,108

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at July 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO High Income Fund

July 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 144.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 12.7%

Advanz Pharma Corp.
6.568% (LIBOR03M + 5.500%) due 09/06/2024 ~		$6,313	$5,890

Al Convoy (Luxembourg) SARL
4.650% (LIBOR03M + 3.500%) due 01/17/2027 ~		95	92

Alphabet Holding Co., Inc.
3.661% (LIBOR03M + 3.500%) due 09/26/2024 ~		97	94

Altice France S.A.
4.175% (LIBOR03M + 4.000%) due 08/14/2026 ~		393	386

Ancestry.com Operations, Inc.
4.420% (LIBOR03M + 4.250%) due 08/27/2026 ~		99	96

Banijay Entertainment S.A.S
3.912% (LIBOR03M + 3.750%) due 03/01/2025 «~		19	18

Boels Topholding BV
TBD% due 02/05/2027	EUR	1,000	1,143

Caesars Resort Collection LLC
2.911% due 12/23/2024 ~		$228	210
4.687% - 4.772% due 07/21/2025 ~		7,713	7,459

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		1,265	1,111

Elanco Animal Health, Inc.
TBD% due 02/04/2027		161	157

Emerald TopCo, Inc.
3.661% - 3.761% (LIBOR03M + 3.500%) due 07/24/2026 ~		149	146

Envision Healthcare Corp.
3.911% (LIBOR03M + 3.750%) due 10/10/2025 ~		18,906	12,667

EyeCare Partners LLC
TBD% due 02/18/2027 µ		14	13
4.822% (LIBOR03M + 3.750%) due 02/18/2027 ~		59	54

Forbes Energy Services LLC (5.296% Cash and 11.000% PIK)
16.296% (LIBOR03M + 5.000%) due 04/13/2021 «~(d)		1,090	976

Froneri International PLC
2.411% (LIBOR03M + 2.250%) due 01/29/2027 ~		148	142

Frontier Communications Corp.
3.911% - 6.000% (LIBOR03M + 3.750%) due 06/15/2024 ~		877	868

Ingersoll Rand Co. Ltd.
1.911% (LIBOR03M + 1.750%) due 03/01/2027 ~		66	63

Innophos, Inc.
3.911% (LIBOR03M + 3.750%) due 02/04/2027 «~		28	28

Intelsat Jackson Holdings S.A.
TBD% - 6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~µ		2,004	2,040

IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~		1,277	1,201

Jefferies Finance LLC
3.438% (LIBOR03M + 3.250%) due 06/03/2026 ~		30	29

McDermott Technology Americas, Inc.
3.167% (LIBOR03M + 3.000%) due 06/30/2024 «~		105	95
4.167% (LIBOR03M + 4.000%) due 06/30/2025 ~		479	392

Messer Industrie GmbH
2.808% (LIBOR03M + 2.500%) due 03/01/2026 ~		97	95

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MH Sub LLC
4.572% (LIBOR03M + 3.500%) due 09/13/2024 ~	$165	$161

Nascar Holdings, Inc.
2.922% (LIBOR03M + 2.750%) due 10/19/2026 ~	95	93

NCI Building Systems, Inc.
3.928% (LIBOR03M + 3.750%) due 04/12/2025 ~	49	48

Neiman Marcus Group Ltd. LLC
TBD% due 05/08/2025 «	1,033	1,059
TBD% - 14.000% (LIBOR03M + 12.750%) due 10/07/2020 ~µ	6,275	6,447
0.000% due 10/25/2023 ^(e)	23,712	4,706

Ortho-Clinical Diagnostics S.A.
3.416% (LIBOR03M + 3.250%) due 06/30/2025 ~	789	767

Parexel International Corp.
2.911% (LIBOR03M + 2.750%) due 09/27/2024 ~	88	85

PetSmart, Inc.
5.000% (LIBOR03M + 4.000%) due 03/11/2022 ~	214	213

Playtika Holding Corp.
7.072% (LIBOR03M + 6.000%) due 12/10/2024 ~	5,095	5,151

PUG LLC
3.661% (LIBOR03M + 3.500%) due 02/12/2027 ~	44	37

Refinitiv U.S. Holdings, Inc.
3.411% (LIBOR03M + 3.250%) due 10/01/2025 ~	924	918

Reynolds Consumer Products LLC
1.911% (LIBOR03M + 1.750%) due 02/04/2027 ~	100	98

Ryan Specialty Group LLC
TBD% due 06/29/2027	1,000	997

Starfruit Finco BV
3.178% (LIBOR03M + 3.000%) due 10/01/2025 ~	273	266

Summer (BC) Holdco B SARL
5.331% (LIBOR03M + 4.750%) due 12/04/2026 ~	4,119	3,846

Sunshine Luxembourg SARL
5.322% (LIBOR03M + 4.250%) due 10/01/2026 ~	272	271

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~	8,416	6,712

U.S. Renal Care, Inc.
5.188% (LIBOR03M + 5.000%) due 06/26/2026 ~	587	575

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~	1,528	1,452

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (d)	6,213	4,365

Windstream Services LLC
7.500% (PRIME + 4.250%) due 02/17/2024 «~	6,000	3,735
8.250% (PRIME + 5.000%) due 03/29/2021 «~	10,567	6,657

Zayo Group Holdings, Inc.
3.161% (LIBOR03M + 3.000%) due 03/09/2027 ~	299	292

Total Loan Participations and Assignments (Cost $116,426)		84,416

CORPORATE BONDS & NOTES 56.5%

BANKING & FINANCE 15.9%

Ally Financial, Inc.
8.000% due 11/01/2031	1,274	1,719

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ambac LSNI LLC
6.000% due 02/12/2023 •		$577	$577

Atlantic Marine Corps Communities LLC
5.383% due 02/15/2048 (o)		4,396	4,569

Banco BTG Pactual S.A.
4.500% due 01/10/2025 (o)		200	200

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	1,000	294

Barclays Bank PLC
7.625% due 11/21/2022 (l)(o)		$5,600	6,158

Barclays PLC
6.375% due 12/15/2025 •(j)(l)	GBP	400	510

Brookfield Finance, Inc.
3.900% due 01/25/2028		$18	20
4.700% due 09/20/2047 (o)		204	254

CBL & Associates LP
4.600% due 10/15/2024 ^(e)		2,302	561
5.950% due 12/15/2026 ^(e)		3,568	840

Credit Agricole S.A.
7.875% due 01/23/2024 •(j)(l)(o)		250	275

Credit Suisse Group AG
7.250% due 09/12/2025 •(j)(l)(o)		200	213
7.500% due 07/17/2023 •(j)(l)(o)		400	422

Doctors Co.
6.500% due 10/15/2023 (o)		10,000	10,873

Emerald Bay S.A.
0.000% due 10/08/2020 (h)(o)	EUR	2,738	3,177

Equitable Holdings, Inc.
5.000% due 04/20/2048		$12	15

ESH Hospitality, Inc.
4.625% due 10/01/2027		77	74

Flagstar Bancorp, Inc.
6.125% due 07/15/2021 (o)		3,000	3,077

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (o)		510	481

GE Capital Funding LLC
4.400% due 05/15/2030 (o)		1,000	1,055

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035 (o)		200	207

General Shopping Finance Ltd.
10.000% due 08/31/2020 (j)(o)		5,300	3,074

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		200	204

GSPA Monetization Trust
6.422% due 10/09/2029 (o)		5,312	5,276

Hampton Roads PPV LLC
6.621% due 06/15/2053 (o)		19,644	21,966

HSBC Holdings PLC
5.875% due 09/28/2026 •(j)(l)(o)	GBP	600	774
6.500% due 03/23/2028 •(j)(l)		$300	303

Hunt Cos., Inc.
6.250% due 02/15/2026		36	34

ING Groep NV
5.750% due 11/16/2026 •(j)(l)		500	513

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		96	96

Ladder Capital Finance Holdings LLP
4.250% due 02/01/2027		46	39

Midwest Family Housing LLC
6.631% due 01/01/2051 (o)		4,820	4,849

Navient Corp.
5.625% due 08/01/2033 (o)		8,064	6,866

Newmark Group, Inc.
6.125% due 11/15/2023		40	41

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		51	52

Societe Generale S.A.
6.750% due 04/06/2028 •(j)(l)(o)		200	201
7.375% due 10/04/2023 •(j)(l)(o)		900	928

TP ICAP PLC
5.250% due 01/26/2024 (o)	GBP	4,190	5,935

UniCredit SpA
7.830% due 12/04/2023 (o)		$3,300	3,884

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	45

Schedule of Investments PIMCO High Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	215	$292

Uniti Group LP
7.875% due 02/15/2025 (o)		$9,909	10,446

Voyager Aviation Holdings LLC
8.500% due 08/15/2021 (o)		6,055	4,442

			105,786

INDUSTRIALS 26.8%

Aker BP ASA
3.750% due 01/15/2030		150	149

Albertsons Cos., Inc.
3.500% due 02/15/2023		25	26
4.625% due 01/15/2027		13	14
4.875% due 02/15/2030		24	26

Altice Financing S.A.
2.250% due 01/15/2025	EUR	200	226

Arconic Corp.
6.125% due 02/15/2028		$38	41

Associated Materials LLC
9.000% due 01/01/2024 (k)		1,102	952

Avon International Capital PLC
6.500% due 08/15/2022		34	34

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)		149	108

Boeing Co.
4.508% due 05/01/2023		388	406
4.875% due 05/01/2025		534	577
5.040% due 05/01/2027		428	464
5.150% due 05/01/2030		746	819
5.705% due 05/01/2040 (o)		962	1,091
5.805% due 05/01/2050		822	968
5.930% due 05/01/2060 (o)		1,112	1,340

Bombardier, Inc.
5.750% due 03/15/2022		149	141
6.000% due 10/15/2022		36	34
6.125% due 01/15/2023		2,620	2,256
7.500% due 12/01/2024		2,096	1,703
7.500% due 03/15/2025 (o)		4,448	3,597
7.875% due 04/15/2027		3,952	3,158
8.750% due 12/01/2021		198	198

Broadcom, Inc.
4.150% due 11/15/2030		300	338
4.300% due 11/15/2032		300	345

CCO Holdings LLC
4.500% due 08/15/2030 (o)		207	220
4.750% due 03/01/2030 (o)		220	234

Centene Corp.
3.375% due 02/15/2030 (o)		188	200

Citrix Systems, Inc.
3.300% due 03/01/2030		94	102

Community Health Systems, Inc.
8.625% due 01/15/2024 (o)		1,825	1,885

Connect Finco SARL
6.750% due 10/01/2026		80	82

Dell International LLC
6.020% due 06/15/2026 (o)		3,572	4,191

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (o)		11,130	10,830

Empresa de Transporte de Pasajeros Metro S.A.
4.700% due 05/07/2050		200	251

Energy Transfer Operating LP
2.900% due 05/15/2025		48	49
3.750% due 05/15/2030		105	104
5.000% due 05/15/2050		96	96

Envision Healthcare Corp.
8.750% due 10/15/2026		3,318	1,339

Exela Intermediate LLC
10.000% due 07/15/2023		172	44

Ferroglobe PLC
9.375% due 03/01/2022		2,750	1,196

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (o)		2,240	2,201
6.875% due 03/01/2026 (o)		1,548	1,555

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Flex Ltd.
4.875% due 06/15/2029		$22	$25

Ford Motor Co.
7.700% due 05/15/2097 (o)		15,515	16,081

Fresh Market, Inc.
9.750% due 05/01/2023 (o)		9,300	7,719

Frontier Finance PLC
8.000% due 03/23/2022	GBP	6,600	8,941

Full House Resorts, Inc.
8.575% due 01/31/2024		$490	471
9.738% due 02/02/2024		42	40

General Electric Co.
4.350% due 05/01/2050 (o)		2,200	2,285
5.875% due 01/14/2038		46	55
6.150% due 08/07/2037		53	64
6.875% due 01/10/2039		13	17

General Shopping Investments Ltd.
0.000% due 03/20/2022 ^(e)(j)		2,500	562

Griffon Corp.
5.750% due 03/01/2028		15	16

Hawaiian Airlines 2020-1 Class A Pass-Through Certificates
7.375% due 09/15/2027 (c)		5,000	5,138

HCA, Inc.
3.500% due 09/01/2030		82	86
7.500% due 11/15/2095 (o)		3,462	4,256

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)	EUR	300	357

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)		200	238

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)(o)		$625	653

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)(o)		461	478

Innophos Holdings, Inc.
9.375% due 02/15/2028		151	154

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(e)		23	7

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(e)(o)		4,200	2,641
8.000% due 02/15/2024		17	17
8.500% due 10/15/2024 ^(e)		12,674	8,397
9.750% due 07/15/2025 ^(e)		4,215	2,810

Intelsat Luxembourg S.A.
8.125% due 06/01/2023 ^(e)		15,504	891

LifePoint Health, Inc.
4.375% due 02/15/2027		10	10

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		108	19

Marriott International, Inc.
4.625% due 06/15/2030		44	47

Mattel, Inc.
5.875% due 12/15/2027		9	10

Micron Technology, Inc.
5.327% due 02/06/2029 (o)		216	264

NCL Corp. Ltd.
3.625% due 12/15/2024		94	62
10.250% due 02/01/2026 (o)		8,323	8,323

Netflix, Inc.
3.625% due 06/15/2030	EUR	200	258
4.625% due 05/15/2029		300	412
4.875% due 06/15/2030 (o)		$200	236

New Albertson’s LP
6.570% due 02/23/2028 (o)		4,021	4,000

Noble Holding International Ltd.
7.875% due 02/01/2026 ^(e)		308	73

Odebrecht Oil & Gas Finance Ltd.
0.000% due 08/31/2020 (h)(j)		3,371	10

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028		132	138
7.375% due 06/01/2025		54	58

Pacific Drilling SA
8.375% due 10/01/2023 (o)		5,170	1,128

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pan American Energy LLC
28.138% (BADLARPP) due 11/20/2020 ~	ARS	36,320	$279

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		$147	157

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	1,500	1,418
5.950% due 01/28/2031 (o)		$238	205
6.490% due 01/23/2027		100	96
6.500% due 03/13/2027 (o)		270	258
6.500% due 01/23/2029 (o)		2,300	2,128
6.750% due 09/21/2047		70	57
6.840% due 01/23/2030 (o)		5,700	5,308
6.840% due 01/23/2030		200	186
6.950% due 01/28/2060 (o)		2,424	2,006
7.690% due 01/23/2050		150	132

Petronas Capital Ltd.
3.500% due 04/21/2030		400	456
4.550% due 04/21/2050		200	275
4.800% due 04/21/2060		200	303

Picasso Finance Sub, Inc.
6.125% due 06/15/2025		97	103

Platin 1426 GmbH
6.875% due 06/15/2023 (o)	EUR	600	703

Prime Security Services Borrower LLC
6.250% due 01/15/2028		$100	104

PTC, Inc.
3.625% due 02/15/2025		38	39
4.000% due 02/15/2028		19	20

QVC, Inc.
5.950% due 03/15/2043 (o)		3,296	3,123

Radiate Holdco LLC
6.875% due 02/15/2023		5	5

Radiology Partners, Inc.
9.250% due 02/01/2028		68	68

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026 (o)	EUR	300	371

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031 (o)	GBP	13,100	23,218

Sands China Ltd.
5.400% due 08/08/2028 (o)		$1,802	2,018

Sensata Technologies, Inc.
4.375% due 02/15/2030		40	43

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^(e)		3,284	3,067
12.500% due 04/15/2049 ^		549	513

Spirit AeroSystems, Inc.
1.113% (US0003M + 0.800%) due 06/15/2021 ~		955	886

Syngenta Finance NV
5.182% due 04/24/2028 (o)		200	217

TEGNA, Inc.
4.625% due 03/15/2028 (o)		230	228

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		73	74

Teva Pharmaceutical Finance Netherlands BV
6.000% due 01/31/2025	EUR	100	126

Topaz Solar Farms LLC
4.875% due 09/30/2039		$2,582	2,871

TransDigm, Inc.
5.500% due 11/15/2027		46	44

Transocean Pontus Ltd.
6.125% due 08/01/2025 (o)		179	167

Transocean, Inc.
7.250% due 11/01/2025		96	48
7.500% due 01/15/2026		80	40
8.000% due 02/01/2027		162	81

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		25	27

Triumph Group, Inc.
5.250% due 06/01/2022		36	29
6.250% due 09/15/2024		116	103

U.S. Renal Care, Inc.
10.625% due 07/15/2027		77	82

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Group BV
4.875% due 07/01/2024	EUR	100	$121

Valaris PLC
5.750% due 10/01/2044 ^(e)(k)		$274	16
7.750% due 02/01/2026 ^(e)		24	1

Vale Overseas Ltd.
6.250% due 08/10/2026 (o)		205	247
6.875% due 11/21/2036		89	122
6.875% due 11/10/2039		60	83

ViaSat, Inc.
5.625% due 09/15/2025		119	120
5.625% due 04/15/2027		17	18

Viking Cruises Ltd.
13.000% due 05/15/2025 (o)		1,121	1,224

VMware, Inc.
4.650% due 05/15/2027		2,000	2,293

Western Midstream Operating LP
2.116% (US0003M + 1.850%) due 01/13/2023 ~		58	54
6.250% due 02/01/2050		38	38

Wyndham Destinations, Inc.
3.900% due 03/01/2023		102	99
4.625% due 03/01/2030		58	53
5.400% due 04/01/2024		14	14

Wynn Macau Ltd.
5.125% due 12/15/2029 (o)		200	195

YPF S.A.
30.815% (BADLARPP + 4.000%) due 09/24/2020 ~	ARS	13,470	106
33.022% (BADLARPP + 6.000%) due 03/04/2021 ~		8,870	70

Zayo Group Holdings, Inc.
4.000% due 03/01/2027		$442	444
6.125% due 03/01/2028		93	96

			178,133

UTILITIES 13.8%

AT&T, Inc.
1.650% due 02/01/2028 (c)(o)		900	918
2.250% due 02/01/2032 (c)(o)		1,420	1,460
3.100% due 02/01/2043 (c)(o)		2,538	2,610
3.300% due 02/01/2052 (c)(o)		3,038	3,174
3.500% due 06/01/2041 (o)		1,254	1,366
3.500% due 02/01/2061 (c)(o)		1,558	1,633
3.650% due 06/01/2051 (o)		1,036	1,135
3.850% due 06/01/2060		902	1,007

Calpine Corp.
4.625% due 02/01/2029 (c)		1,799	1,821
5.000% due 02/01/2031 (c)		1,799	1,848

Centrais Eletricas Brasileiras S.A.
3.625% due 02/04/2025 (o)		200	199
4.625% due 02/04/2030 (o)		200	202

CenturyLink, Inc.
4.000% due 02/15/2027		76	79
7.200% due 12/01/2025 (o)		1,122	1,142

DTEK Finance PLC
10.750% due 12/31/2024 ^(e)		2,675	1,680

Edison International
5.750% due 06/15/2027		97	113

FirstEnergy Corp.
3.400% due 03/01/2050		500	516
4.850% due 07/15/2047		500	619

Frontier Communications Corp.
8.000% due 04/01/2027		144	149

Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030 (o)		6,630	7,234

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		533	483

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)		2,944	839

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		3,474	3,040

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)		$13,963	$1,357

Pacific Gas & Electric Co.
3.150% due 01/01/2026 (o)		1,350	1,417
3.300% due 03/15/2027 ^		300	319
3.400% due 08/15/2024 ^		3,900	4,107
3.450% due 07/01/2025 (o)		600	641
3.500% due 06/15/2025 ^		400	427
3.750% due 02/15/2024 ^		400	423
3.750% due 07/01/2028 (o)		300	328
3.850% due 11/15/2023 ^		200	212
4.000% due 12/01/2046 ^		600	642
4.250% due 08/01/2023		7,730	8,265
4.500% due 07/01/2040 (o)		3,488	4,014
4.550% due 07/01/2030 (o)		927	1,066
4.600% due 06/15/2043 ^		200	229
4.650% due 08/01/2028 (o)		600	682
4.950% due 07/01/2050 (o)		654	795

Pacific Gas and Electric Co.
3.500% due 08/01/2050		1,426	1,438

Petrobras Global Finance BV
5.093% due 01/15/2030 (o)		1,831	1,889
6.250% due 12/14/2026	GBP	7,102	10,038
6.625% due 01/16/2034		200	275
6.850% due 06/05/2115		$39	41

Rio Oil Finance Trust
8.200% due 04/06/2028 (o)		257	269
9.250% due 07/06/2024 (o)		14,461	15,256

Southern California Edison Co.
2.850% due 08/01/2029		19	21
3.650% due 03/01/2028		7	8
3.650% due 02/01/2050		38	44
5.750% due 04/01/2035		14	19
6.000% due 01/15/2034		4	6
6.650% due 04/01/2029		20	25

Sprint Communications, Inc.
6.000% due 11/15/2022		1,000	1,080

Sprint Corp.
7.875% due 09/15/2023 (o)		2,148	2,497

Talen Energy Supply LLC
6.625% due 01/15/2028		40	40

Transocean Poseidon Ltd.
6.875% due 02/01/2027		156	143

Transocean Sentry Ltd.
5.375% due 05/15/2023		100	89

			91,369

Total Corporate Bonds & Notes (Cost $396,310)			375,288

CONVERTIBLE BONDS & NOTES 0.7%

INDUSTRIALS 0.7%

DISH Network Corp.
3.375% due 08/15/2026		5,100	4,708

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(e)		12	1

Total Convertible Bonds & Notes (Cost $5,109)			4,709

MUNICIPAL BONDS & NOTES 9.7%

CALIFORNIA 0.6%

Anaheim Redevelopment Agency, California Tax Allocation Bonds, (AGM Insured), Series 2007
6.506% due 02/01/2031		1,695	2,121

Sacramento County, California Revenue Bonds, Series 2013
7.250% due 08/01/2025		1,500	1,899

			4,020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DISTRICT OF COLUMBIA 1.6%

District of Columbia Revenue Bonds, Series 2011
7.625% due 10/01/2035	$9,740	$10,760

ILLINOIS 3.6%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040	11,000	11,764
7.517% due 01/01/2040	9,805	11,598

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	45	51
7.350% due 07/01/2035	30	35

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	130	137

		23,585

NEW YORK 0.1%

Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028	840	840

TEXAS 1.7%

El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013
7.250% due 08/15/2043	7,510	11,497

VIRGINIA 0.2%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	1,320	1,329

WEST VIRGINIA 1.9%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	66,200	3,569
7.467% due 06/01/2047	8,645	9,000

		12,569

Total Municipal Bonds & Notes (Cost $56,044)		64,600

U.S. GOVERNMENT AGENCIES 9.1%

Fannie Mae
3.500% due 09/25/2027 (a)	238	18
4.000% due 06/25/2050 (a)	4,457	661
5.000% due 06/25/2050 (a)	9,826	1,467
5.928% due 07/25/2050 •(a)	11,003	1,402
9.657% due 10/25/2041 •	296	332
10.000% due 01/25/2034 •	216	279
15.313% due 05/25/2043 •	422	699

Freddie Mac
0.000% due 02/25/2046 (b)(h)	9,467	8,777
0.100% due 02/25/2046 (a)	107,090	33
4.000% due 08/15/2020 (a)	2	0
4.500% due 10/15/2037 (a)	196	3
5.000% due 06/15/2033 ~(a)	1,109	186
5.925% due 07/15/2035 - 06/25/2050 •(a)	8,464	1,703
6.025% due 02/15/2042 •(a)	1,358	190
6.172% due 11/25/2055 «~	13,757	8,368
6.965% due 08/15/2036 •(a)	457	111
9.372% due 10/25/2027 •	4,303	4,704
12.651% due 05/15/2033 •	41	57

Ginnie Mae
3.500% due 06/20/2042 - 03/20/2043 (a)	1,765	201
4.500% due 07/20/2042 (a)	155	23
5.000% due 09/20/2042 (a)	274	51
6.063% due 02/20/2042 •(a)	3,927	266

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	47

Schedule of Investments PIMCO High Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security, TBA
2.000% due 10/14/2050		$27,000	$27,869
2.500% due 10/14/2050		2,850	2,984

Total U.S. Government Agencies (Cost $61,471)			60,384

NON-AGENCY MORTGAGE-BACKED SECURITIES 16.8%

Adjustable Rate Mortgage Trust
0.512% due 05/25/2036 •		3,393	1,718

Banc of America Alternative Loan Trust
0.532% due 06/25/2037 •		3,219	2,251
5.428% due 06/25/2046 ^•(a)		4,425	675
6.468% due 06/25/2037 ^•(a)		3,495	844

Banc of America Funding Trust
6.000% due 07/25/2037 ^		412	398
6.250% due 10/26/2036		6,278	5,088

Banc of America Mortgage Trust
3.698% due 02/25/2036 ^~		12	11

BCAP LLC Trust
0.000% due 06/26/2036 ~		683	380
4.857% due 03/26/2037 þ		1,375	1,593
6.000% due 05/26/2037 ~		5,788	3,875

Bear Stearns Adjustable Rate Mortgage Trust
3.529% due 11/25/2034 ~		43	38

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~		226	222

CD Mortgage Trust
5.688% due 10/15/2048		2,261	1,307

Chase Mortgage Finance Trust
3.592% due 09/25/2036 ^~		70	62
3.785% due 12/25/2035 ^~		13	13
5.500% due 05/25/2036 ^		2	1

Citigroup Commercial Mortgage Trust
5.587% due 12/10/2049 ~		5,540	3,355

Citigroup Mortgage Loan Trust
3.283% due 11/25/2035 ~		13,817	9,662
3.548% due 08/25/2037 ^~		38	32
3.596% due 07/25/2037 ^~		80	73
6.500% due 09/25/2036		3,590	2,753

Commercial Mortgage Loan Trust
6.057% due 12/10/2049 ~		11,014	5,000

Countrywide Alternative Loan Trust
0.422% due 12/25/2046 •		2,665	2,423
3.843% due 02/25/2037 ^~		169	161
4.828% due 04/25/2035 •(a)		3,140	337
6.000% due 02/25/2037 ^		5,158	3,232
6.250% due 12/25/2036 ^•		2,822	1,892
6.500% due 06/25/2036 ^		769	572

Countrywide Home Loan Mortgage Pass-Through Trust
3.093% due 09/20/2036 ^~		362	331
3.746% due 09/25/2047 ^~		28	26
5.178% due 12/25/2036 •(a)		2,590	314

Credit Suisse Commercial Mortgage Trust
5.869% due 09/15/2040 ~		684	318

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036 ^		1,748	1,515

Eurosail PLC
1.543% due 06/13/2045 «•	GBP	3,347	3,584
4.193% due 06/13/2045 •		988	1,017

HarborView Mortgage Loan Trust
3.452% due 08/19/2036 ^~		$11	10
3.805% due 08/19/2036 ^~		276	254

IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 •	EUR	4,733	4,946

JPMorgan Alternative Loan Trust
3.523% due 03/25/2037 ^~		$4,200	4,015

JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047		2,841	3,290
5.623% due 05/12/2045		159	143

JPMorgan Mortgage Trust
3.209% due 07/27/2037 ~		3,684	2,300
6.448% due 01/25/2037 ^•(a)		16,285	5,729

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^		1,092	615
5.562% due 02/15/2040 ^~		463	258

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lehman XS Trust
0.392% due 06/25/2047 •		$2,359	$2,042

Motel 6 Trust
7.101% due 08/15/2024 •		7,580	6,009

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.722% due 04/25/2036 ^~		4,580	3,959

Nomura Resecuritization Trust
4.855% due 07/26/2035 ~		4,400	4,283

Residential Asset Securitization Trust
0.572% due 01/25/2046 ^•		198	55
6.250% due 10/25/2036 ^		440	446
6.250% due 09/25/2037 ^		4,753	2,626
6.500% due 08/25/2036 ^		815	391

Structured Adjustable Rate Mortgage Loan Trust
3.581% due 01/25/2036 ^~		142	100
3.933% due 04/25/2047 ~		404	266

Structured Asset Mortgage Investments Trust
0.362% due 07/25/2046 ^•		8,479	6,308

WaMu Mortgage Pass-Through Certificates Trust
3.301% due 05/25/2037 ^~		98	83

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 03/25/2036 ^		6,067	5,109
6.508% due 04/25/2037 •(a)		9,511	3,321

Total Non-Agency Mortgage-Backed Securities (Cost $106,942)			111,631

ASSET-BACKED SECURITIES 12.0%

ACE Securities Corp. Home Equity Loan Trust
0.312% due 07/25/2036 •		2,319	1,972

Apidos CLO
0.000% due 07/22/2026 ~		3,000	6

Avoca CLO DAC
0.000% due 10/15/2030 ~	EUR	2,150	1,026

Belle Haven ABS CDO Ltd.
1.623% due 07/05/2046 •		$185,947	465

Carlyle Global Market Strategies CLO Ltd.
0.000% due 10/15/2031 ~		4,200	2,019

Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	800	447
0.000% due 01/25/2032 ~		2,200	1,351

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		$4,000	1,254
0.000% due 10/22/2031 ~		3,000	966

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,667	1,716

Countrywide Asset-Backed Certificates Trust
0.442% due 09/25/2046 •		$12,594	9,388

CVC Cordatus Loan Fund DAC
0.000% due 04/15/2032 ~	EUR	2,500	1,047

Duke Funding Ltd.
1.114% due 08/07/2033 •		$15,691	4,751

Glacier Funding CDO Ltd.
0.826% due 08/04/2035 •		6,839	1,477

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	1,000	333

Halcyon Loan Advisors European Funding BV
0.000% due 04/15/2030 ~		1,100	376

Jay Park CLO Ltd.
0.000% due 10/20/2027 ~		$7,503	3,198

Long Beach Mortgage Loan Trust
0.362% due 02/25/2036 •		1,247	1,060

Man GLG Euro CLO DAC
0.000% due 10/15/2030 ~	EUR	4,150	2,073

Marlette Funding Trust
0.000% due 12/15/2028 «(h)		$24	2,652
0.000% due 04/16/2029 «(h)		7	1,153
0.000% due 07/16/2029 «(h)		10	1,664

Merrill Lynch Mortgage Investors Trust
0.505% due 04/25/2037 •		770	481

Morgan Stanley Mortgage Loan Trust
1.617% due 11/25/2036 ^•		763	346
5.965% due 09/25/2046 ^þ		6,920	3,569

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

People’s Financial Realty Mortgage Securities Trust
0.332% due 09/25/2036 •		$21,148	$6,094

Renaissance Home Equity Loan Trust
6.998% due 09/25/2037 ^þ		7,297	4,044
7.238% due 09/25/2037 ^þ		6,313	3,498

Sherwood Funding CDO Ltd.
0.524% due 11/06/2039 •		34,252	9,847

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(h)		5	2,604

SoFi Consumer Loan Program LLC
0.000% due 05/26/2026 «(h)		62	1,571
0.000% due 11/25/2026 «(h)		94	2,789

South Coast Funding Ltd.
1.048% due 08/10/2038 •		25,806	3,932

Specialty Underwriting & Residential Finance Trust
1.147% due 06/25/2036 •		409	276

Washington Mutual Asset-Backed Certificates Trust
0.322% due 05/25/2036 •		214	181

Total Asset-Backed Securities (Cost $133,068)			79,626

SOVEREIGN ISSUES 3.3%

Argentina Government International Bond
2.500% due 07/22/2021	ARS	23,607	198
3.375% due 01/15/2023 ^(e)	EUR	200	100
3.380% due 12/31/2038 ^(e)		4,410	2,082
5.250% due 01/15/2028 ^(e)		200	95
6.250% due 11/09/2047 ^(e)		100	48
7.820% due 12/31/2033 ^(e)		1,119	626
15.500% due 10/17/2026	ARS	38,100	120
29.406% (BADLARPP) due 10/04/2022 ~		63	1
31.484% (BADLARPP + 2.000%) due 04/03/2022 ~		133,765	1,088

Autonomous City of Buenos Aires Argentina
32.742% (BADLARPP + 3.250%) due 03/29/2024 ~		123,127	961
34.410% (BADLARPP + 5.000%) due 01/23/2022 ~		67,700	559

Autonomous Community of Catalonia
4.900% due 09/15/2021 (o)	EUR	2,350	2,910

Ghana Government International Bond
6.375% due 02/11/2027		$600	557
7.875% due 02/11/2035		600	534
8.750% due 03/11/2061		200	178

Jordan Government International Bond
5.850% due 07/07/2030		7,200	7,215

Paraguay Government International Bond
4.950% due 04/28/2031		300	352

Provincia de Buenos Aires
32.708% due 05/31/2022	ARS	23,351	180
33.210% due 04/12/2025		270,895	1,910

Republic of Greece Government International Bond
3.650% due 02/24/2023 þ	EUR	25	32
3.650% due 02/24/2024 þ		25	33
3.650% due 02/24/2025 þ		25	34
3.650% due 02/24/2026 þ		25	35
3.650% due 02/24/2027 þ		25	35
3.650% due 02/24/2028 þ		25	36
3.650% due 02/24/2029 þ		25	36
3.650% due 02/24/2030 þ		25	37
3.650% due 02/24/2031 þ		25	37
3.650% due 02/24/2032 þ		25	38
3.650% due 02/24/2033 þ		25	38
3.650% due 02/24/2034 þ		25	39
3.650% due 02/24/2035 þ		25	39
3.650% due 02/24/2036 þ		25	39
3.650% due 02/24/2037 þ		25	40
3.650% due 02/24/2038 þ		25	39
3.650% due 02/24/2039 þ		25	40
3.650% due 02/24/2040 þ		25	41
3.650% due 02/24/2041 þ		25	41
3.650% due 02/24/2042 þ		25	42

Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024		$200	204

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	1,471	$1,459

Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		$365	27
8.250% due 10/13/2024 ^(e)		34	2
9.250% due 09/15/2027 ^(e)		452	33

Total Sovereign Issues (Cost $36,336)			22,190

		SHARES
COMMON STOCKS 0.8%

COMMUNICATION SERVICES 0.2%

Clear Channel Outdoor Holdings, Inc. (f)		754,306	692

iHeartMedia, Inc. «(f)		566	4

iHeartMedia, Inc. ‘A’ (f)		42,128	352

			1,048

ENERGY 0.0%

Forbes Energy Services Ltd. (f)(m)		66,131	7

INDUSTRIALS 0.2%

McDermott International Ltd. (f)		211,933	752

Westmoreland Mining Holdings LLC «(f)(m)		88,291	662

			1,414

REAL ESTATE 0.4%

Uniti Group, Inc. «†(m)		261,443	2,453

Total Common Stocks (Cost $12,836)			4,922

WARRANTS 0.3%

COMMUNICATION SERVICES 0.3%

iHeartMedia, Inc. - Exp. 05/01/2039		274,379	2,009

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.0%

Sequa Corp. - Exp. 04/28/2024 «	1,795,000	$0

Total Warrants (Cost $5,892)		2,009

PREFERRED SECURITIES 10.4%

BANKING & FINANCE 5.2%

AGFC Capital Trust
2.025% (US0003M + 1.750%) due 01/15/2067 ~(o)	27,410,000	9,342

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(j)	70,000	74

Nationwide Building Society
10.250% ~	71,345	14,942

OCP CLO Ltd.
0.000% due 04/26/2028 (h)	8,700	3,908

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (i)(j)	4,990,000	6,463

		34,729

INDUSTRIALS 5.2%

General Electric Co.
5.000% due 01/21/2021 •(j)	373,000	296

Sequa Corp. (12.000% PIK)
12.000% «(d)	45,685	34,186

		34,482

Total Preferred Securities (Cost $72,303)		69,211

REAL ESTATE INVESTMENT TRUSTS 2.4%

REAL ESTATE 2.4%

VICI Properties, Inc.	734,782	15,952

Total Real Estate Investment Trusts (Cost $9,525)		15,952

			MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 10.1%

REPURCHASE AGREEMENTS (n) 8.4%
			$55,474

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 1.0%
23.239% due 08/27/2020 - 10/29/2020 (g)(h)	ARS	235,052	2,176
30.312% due 08/28/2020 ~		320,079	2,610
32.705% due 09/18/2020 ~		209,700	1,678

			6,464

U.S. TREASURY BILLS 0.7%
0.122% due 08/27/2020 - 10/22/2020 (g)(h)(r)		$4,580	4,580

Total Short-Term Instruments (Cost $67,969)			66,518

Total Investments in Securities (Cost $1,080,231)			961,456

Total Investments 144.8% (Cost $1,080,231)			$961,456

Financial Derivative Instruments (p)(q) (0.5)% (Cost or Premiums, net $113,674)			(3,172)

Auction Rate Preferred Shares (8.7)%			(58,050)

Other Assets and Liabilities, net (35.6)%			(236,090)

Net Assets Applicable to Common Shareholders 100.0%			$664,144

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
†	Forward Commitment Transaction.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Security becomes interest bearing at a future date.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	49

Schedule of Investments PIMCO High Income Fund (Cont.)

(k)

Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(l)	Contingent convertible security.

(m)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Net Assets Applicable to Common Shareholders
Forbes Energy Services Ltd.	10/09/2014 - 10/17/2016	$2,028	$7	0.00%
Uniti Group, Inc.	3/13/2020	1,655	2,453	0.37
Westmoreland Mining Holdings LLC	7/11/2016 - 10/19/2016	2,160	662	0.10

		$5,843	$3,122	0.47%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(n)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.130%	07/31/2020	08/03/2020	$5,400	U.S. Treasury Bonds 2.750% due 08/15/2047	$(5,511)	$5,400	$5,400
FICC	0.000	07/31/2020	08/03/2020	3,674	U.S. Treasury Notes 0.150% due 07/31/2022	(3,748)	3,674	3,674
JPS	0.120	07/31/2020	08/03/2020	23,200	U.S. Treasury Bonds 3.000% due 05/15/2045	(23,671)	23,200	23,201
NOM	0.120	07/31/2020	08/03/2020	23,200	U.S. Treasury Bonds 3.875% due 08/15/2040	(23,660)	23,200	23,200

Total Repurchase Agreements						$(56,590)	$55,474	$55,475

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	0.500%	07/24/2020	10/23/2020		GBP	(4,389)	$(5,745)
BRC	(0.050)	07/24/2020	TBD	(3)		$(1,283)	(1,283)
BSN	1.399	08/10/2020	03/31/2021			(3,125)	(3,125)
	1.412	07/06/2020	03/31/2021			(5,568)	(5,574)
CDC	0.500	06/16/2020	TBD	(3)		(3,110)	(3,113)
	1.137	07/21/2020	08/21/2020			(8,667)	(8,670)
	1.250	06/05/2020	09/03/2020			(2,999)	(3,005)
	1.250	06/12/2020	08/11/2020			(6,176)	(6,187)
	1.250	06/24/2020	08/24/2020			(4,036)	(4,042)
	1.300	06/02/2020	09/01/2020			(2,234)	(2,239)
CEW	1.350	06/10/2020	09/09/2020			(10,053)	(10,073)
	1.350	06/12/2020	09/10/2020			(8,998)	(9,016)
CIW	0.550	07/21/2020	08/24/2020			(1,839)	(1,840)
CSG	0.850	06/16/2020	TBD	(3)		(19,696)	(19,718)
	1.000	06/16/2020	TBD	(3)		(8,019)	(8,030)
	1.250	06/16/2020	TBD	(3)		(14,091)	(14,115)
	1.500	07/02/2020	TBD	(3)		(972)	(973)
DEU	1.550	05/15/2020	11/16/2020			(901)	(904)
	1.550	06/10/2020	11/16/2020			(3,482)	(3,490)
FOB	1.250	05/07/2020	TBD	(3)		(1,126)	(1,130)
IND	0.340	08/03/2020	09/03/2020			(4,000)	(4,000)
	0.340	08/04/2020	09/03/2020			(10,492)	(10,492)
JML	(0.250)	03/27/2020	TBD	(3)	EUR	(1,869)	(2,199)
	(0.100)	07/14/2020	10/14/2020			(423)	(499)
	0.100	07/17/2020	10/16/2020			(253)	(298)
	0.150	05/06/2020	08/06/2020			(2,140)	(2,521)
	0.450	07/17/2020	10/16/2020		GBP	(448)	(586)
MEI	1.300	05/07/2020	TBD	(3)		$(766)	(769)
NOM	1.000	07/17/2020	08/21/2020			(2,758)	(2,760)
	1.250	07/17/2020	08/21/2020			(3,690)	(3,692)
SOG	0.500	07/06/2020	08/10/2020			(4,318)	(4,319)
	0.700	07/22/2020	TBD	(3)		(3,746)	(3,747)
	0.950	05/20/2020	TBD	(3)		(3,328)	(3,334)
	1.150	06/10/2020	09/09/2020			(557)	(558)
TDM	0.500	06/12/2020	TBD	(3)		(4,699)	(4,702)

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2020

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
UBS	0.500%	08/03/2020	09/03/2020	GBP	(15,849)	$(20,746)
	0.550	07/03/2020	08/03/2020		(15,740)	(20,613)
	0.650	07/17/2020	10/15/2020		$(9,378)	(9,381)
	1.000	07/17/2020	10/15/2020		(5,095)	(5,097)
	1.250	07/01/2020	08/03/2020		(7,837)	(7,846)
	1.250	07/09/2020	08/10/2020		(5,478)	(5,483)
	1.350	07/01/2020	08/03/2020		(7,084)	(7,093)
	1.500	07/09/2020	08/10/2020		(874)	(875)

Total Reverse Repurchase Agreements						$(233,882)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of July 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$5,400	$(5,745)	$0	$(345)	$424	$79
BRC	0	(1,283)	0	(1,283)	1,417	134
BSN	0	(8,699)	0	(8,699)	6,937	(1,762)
CDC	0	(27,256)	0	(27,256)	32,013	4,757
CEW	0	(19,089)	0	(19,089)	23,786	4,697
CIW	0	(1,840)	0	(1,840)	1,770	(70)
CSG	0	(42,836)	0	(42,836)	58,142	15,306
DEU	0	(4,394)	0	(4,394)	5,536	1,142
FICC	3,674	0	0	3,674	(3,748)	(74)
FOB	0	(1,130)	0	(1,130)	1,981	851
IND	0	(14,492)	0	(14,492)	15,773	1,281
JML	0	(6,103)	0	(6,103)	8,087	1,984
JPS	23,201	0	0	23,201	(23,671)	(470)
MEI	0	(769)	0	(769)	925	156
NOM	23,200	(6,452)	0	16,748	(16,140)	608
SOG	0	(11,958)	0	(11,958)	13,574	1,616
TDM	0	(4,702)	0	(4,702)	4,915	213
UBS	0	(77,134)	0	(77,134)	68,844	(8,290)

Total Borrowings and Other Financing Transactions	$55,475	$(233,882)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(73,691)	$(46,496)	$(57,592)	$(177,779)
Sovereign Issues	0	(2,251)	0	0	(2,251)
Preferred Securities	0	0	0	(15,490)	(15,490)

Total Borrowings	$0	$(75,942)	$(46,496)	$(73,082)	$(195,520)

Payable for reverse repurchase agreements(5)					$(195,520)

(o)	Securities with an aggregate market value of $261,932 have been pledged as collateral under the terms of the above master agreements as of July 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended July 31, 2020 was $(220,248) at a weighted average interest rate of 1.837%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(38,362) is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	51

Schedule of Investments PIMCO High Income Fund (Cont.)

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at July 31, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	12/20/2024	13.373%	$	2,000	$(8)	$(450)	$(458)	$32	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.000%	Semi-Annual	06/17/2023	$	17,400	$(376)	$(49)	$(425)	$0	$(7)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		1,900	(32)	(180)	(212)	0	(1)
Receive(5)	3-Month USD-LIBOR	0.400	Semi-Annual	12/18/2024		72,000	(205)	(287)	(492)	0	(27)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		79,200	1,687	16,174	17,861	47	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		617,800	110,476	273,803	384,279	1,027	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		35,600	(256)	(11,674)	(11,930)	0	(23)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		55,100	(127)	(14,547)	(14,674)	0	(33)
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		42,480	(165)	(12,938)	(13,103)	0	(26)
Receive(5)	3-Month USD-LIBOR	1.150	Semi-Annual	12/11/2050		491,800	1,785	(51,405)	(49,620)	0	(190)
Receive	6-Month EUR-EURIBOR	0.270	Annual	09/11/2024	EUR	25,600	4	(992)	(988)	0	(24)
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029		263,700	264	26,756	27,020	460	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		24,100	(1,059)	(55)	(1,114)	0	(38)
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		65,900	273	(31,902)	(31,629)	0	(286)
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		7,700	1,317	263	1,580	30	0
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	22,300	70	(1,364)	(1,294)	0	(46)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		1,700	26	(237)	(211)	0	(3)

							$113,682	$191,366	$305,048	$1,564	$(704)

Total Swap Agreements							$113,674	$190,916	$304,590	$1,596	$(704)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of July 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,596	$1,596	$0	$0	$(704)	$(704)

Cash of $24,968 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of July 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2020

(q)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BRC	08/2020	GBP	449		$568	$0	$(19)
	08/2020		$798	EUR	706	34	0

CBK	08/2020	BRL	689		$133	0	0
	08/2020		$133	BRL	689	0	(1)
	09/2020	BRL	689		$133	1	0
	09/2020	PEN	4,729		1,382	44	0

DUB	08/2020	BRL	689		131	0	(2)
	08/2020		$133	BRL	689	0	0

GLM	08/2020		973	GBP	765	28	0

HUS	08/2020	EUR	2,255		$2,613	0	(43)
	08/2020	GBP	41,859		51,334	0	(3,461)
	08/2020		$588	EUR	522	27	0
	08/2020		6,734	GBP	5,367	291	0
	09/2020	EUR	4,160		$4,937	34	0

JPM	08/2020		$2,221	GBP	1,772	98	0
	09/2020	GBP	33,799		$44,371	122	0

SCX	08/2020	EUR	25,281		28,414	0	(1,365)
	09/2020		26,308		31,128	120	0

SSB	08/2020		$765	GBP	606	28	0

Total Forward Foreign Currency Contracts						$827	$(4,891)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of July 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BRC	$34	$0	$0	$34	$(19)	$0	$0	$(19)	$15	$0	$15
CBK	45	0	0	45	(1)	0	0	(1)	44	0	44
DUB	0	0	0	0	(2)	0	0	(2)	(2)	(10)	(12)
GLM	28	0	0	28	0	0	0	0	28	0	28
HUS	352	0	0	352	(3,504)	0	0	(3,504)	(3,152)	3,205	53
JPM	220	0	0	220	0	0	0	0	220	0	220
SCX	120	0	0	120	(1,365)	0	0	(1,365)	(1,245)	1,375	130
SSB	28	0	0	28	0	0	0	0	28	0	28

Total Over the Counter	$827	$0	$0	$827	$(4,891)	$0	$0	$(4,891)

(r)

Securities with an aggregate market value of $4,579 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of July 31, 2020.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	53

Schedule of Investments PIMCO High Income Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of July 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$32	$0	$0	$1,564	$1,596

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$827	$0	$827

	$0	$32	$0	$827	$1,564	$2,423

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$704	$704

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,891	$0	$4,891

	$0	$0	$0	$4,891	$704	$5,595

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended July 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(6,457)	$0	$0	$(226,477)	$(232,934)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,684	$0	$4,684
Swap Agreements	0	1,275	0	0	14,574	15,849

	$0	$1,275	$0	$4,684	$14,574	$20,533

	$0	$(5,182)	$0	$4,684	$(211,903)	$(212,401)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$2,072	$0	$0	$206,001	$208,073

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(10,135)	$0	$(10,135)
Swap Agreements	0	(1,113)	0	0	(10,973)	(12,086)

	$0	$(1,113)	$0	$(10,135)	$(10,973)	$(22,221)

	$0	$959	$0	$(10,135)	$195,028	$185,852

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of July 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$70,396	$14,020	$84,416
Corporate Bonds & Notes
Banking & Finance	0	105,786	0	105,786
Industrials	0	178,133	0	178,133
Utilities	0	91,369	0	91,369
Convertible Bonds & Notes
Industrials	0	4,708	0	4,708
Utilities	0	1	0	1
Municipal Bonds & Notes
California	0	4,020	0	4,020
District of Columbia	0	10,760	0	10,760
Illinois	0	23,585	0	23,585
New York	0	840	0	840
Texas	0	11,497	0	11,497
Virginia	0	1,329	0	1,329
West Virginia	0	12,569	0	12,569
U.S. Government Agencies	0	52,016	8,368	60,384
Non-Agency Mortgage-Backed Securities	0	108,047	3,584	111,631
Asset-Backed Securities	0	67,193	12,433	79,626
Sovereign Issues	0	22,190	0	22,190
Common Stocks
Communication Services	1,044	0	4	1,048
Energy	7	0	0	7
Industrials	752	0	662	1,414
Real Estate	0	0	2,453	2,453
Warrants
Communication Services	0	2,009	0	2,009
Preferred Securities
Banking & Finance	0	34,729	0	34,729

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2020
Industrials	$0	$296	$34,186	$34,482
Real Estate Investment Trusts
Real Estate	15,952	0	0	15,952
Short-Term Instruments
Repurchase Agreements	0	55,474	0	55,474
Argentina Treasury Bills	0	6,464	0	6,464
U.S. Treasury Bills	0	4,580	0	4,580

Total Investments	$17,755	$867,991	$75,710	$961,456

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,596	0	1,596
Over the counter	0	827	0	827

	$0	$2,423	$0	$2,423

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(704)	0	(704)
Over the counter	0	(4,891)	0	(4,891)

	$0	$(5,595)	$0	$(5,595)

Total Financial Derivative Instruments	$0	$(3,172)	$0	$(3,172)

Totals	$17,755	$864,819	$75,710	$958,284

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended July 31, 2020:

Category and Subcategory	Beginning Balance at 07/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$6,722	$18,504	$(973)	$(278)	$(7)	$(6,655)	$1,071	$(4,364)	$14,020	$(6,202)
U.S. Government Agencies	8,399	0	(172)	332	59	(250)	0	0	8,368	(259)
Non-Agency Mortgage-Backed Securities	0	0	0	0	0	0	3,584	0	3,584	0
Asset-Backed Securities	25,891	0	0	52	0	(13,504)	0	(6)	12,433	(13,458)
Common Stocks
Communication	0	0	0	0	0	0	4	0	4	0
Industrials	1,280	0	0	0	0	(618)	0	0	662	(618)
Real Estate	0	1,655	0	0	0	798	0	0	2,453	798
Warrants
Industrials	3,328	0	0	0	0	(3,328)	0	0	0	(3,328)
Preferred Securities
Industrials	48,647	4,379	0	0	0	(18,840)	0	0	34,186	(18,840)

Totals	$94,267	$24,538	$(1,145)	$106	$52	$(42,397)	$4,659	$(4,370)	$75,710	$(41,907)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	55

Schedule of Investments PIMCO High Income Fund (Cont.)

July 31, 2020

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 07/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$3,735	Reference Instrument	Liquidity Discount	$0.750	—
	10,285	Third Party Vendor	Broker Quote	63.000-102.500	74.505
U.S. Government Agencies	8,368	Proxy Pricing	Base Price	60.830	—
Non-Agency Mortgage-Backed Securities	3,584	Proxy Pricing	Base Price	81.649	—
Asset-Backed Securities	2,652	Other Valuation Techniques(2)	—	—	—
	9,781	Proxy Pricing	Base Price	2,520.688-57,850.000	21,599.473
Common Stocks
Communication Services	4	Other Valuation Techniques(2)	—	—	—
Industrials	662	Other Valuation Techniques(2)	—	—	—
Real Estate	2,453	Other Valuation Techniques(2)	—	—	—
Preferred Securities
Industrials	34,186	Fundamental Valuation	Company Equity Value	$526,100,000.000	—

Total	$75,710

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at July 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Income Strategy Fund

July 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 149.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 15.8%

Advanz Pharma Corp.
6.568% (LIBOR03M + 5.500%) due 09/06/2024 ~		$2,286	$2,133

Al Convoy (Luxembourg) SARL
4.650% (LIBOR03M + 3.500%) due 01/17/2027 ~		38	37

Altice France S.A.
4.175% (LIBOR03M + 4.000%) due 08/14/2026 ~		98	96

Banijay Entertainment S.A.S
3.912% (LIBOR03M + 3.750%) due 03/01/2025 «~		8	8

Boels Topholding BV
TBD% due 02/05/2027	EUR	1,000	1,143

Caesars Resort Collection LLC
2.911% (LIBOR03M + 2.750%) due 12/23/2024 ~		$2,996	2,765
4.687% - 4.772% due 07/21/2025 ~		1,638	1,584

Clay Holdco BV
4.000% (EUR003M + 4.000%) due 10/30/2025 ~	EUR	682	774

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		$206	181

DTEK Investments Ltd.
5.167% (LIBOR03M + 5.000%) due 06/30/2023 ~		1,449	909

Elanco Animal Health, Inc.
TBD% due 02/04/2027		64	63

Emerald TopCo, Inc.
3.661% - 3.761% (LIBOR03M + 3.500%) due 07/24/2026 ~		55	54

Encina Private Credit LLC
TBD% - 4.514% (LIBOR03M + 3.514%) due 11/30/2025 «~		1,998	1,998

Envision Healthcare Corp.
3.911% (LIBOR03M + 3.750%) due 10/10/2025 ~		8,195	5,491

EyeCare Partners LLC
TBD% due 02/18/2027 µ		5	5
4.822% (LIBOR03M + 3.750%) due 02/18/2027 ~		23	21

Forbes Energy Services LLC (5.296% Cash and 11.000% PIK)
16.296% (LIBOR03M + 5.000%) due 04/13/2021 «~(d)		220	197

Frontier Communications Corp.
3.911% - 6.000% (LIBOR03M + 3.750%) due 06/15/2024 ~		1,705	1,686

Ingersoll Rand Co. Ltd.
1.911% (LIBOR03M + 1.750%) due 03/01/2027 ~		26	25

Innophos, Inc.
3.911% (LIBOR03M + 3.750%) due 02/04/2027 «~		11	11

Intelsat Jackson Holdings S.A.
TBD% - 6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~µ		4	4

IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~		403	379

Jefferies Finance LLC
3.438% (LIBOR03M + 3.250%) due 06/03/2026 ~		11	11

McDermott Technology Americas, Inc.
3.167% (LIBOR03M + 3.000%) due 06/30/2024 «~		40	36
4.167% (LIBOR03M + 4.000%) due 06/30/2025 ~		176	144

Messer Industrie GmbH
2.808% (LIBOR03M + 2.500%) due 03/01/2026 ~		32	31

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MH Sub LLC
4.572% (LIBOR03M + 3.500%) due 09/13/2024 ~	$58	$57

Nascar Holdings, Inc.
2.922% (LIBOR03M + 2.750%) due 10/19/2026 ~	35	34

NCI Building Systems, Inc.
3.928% (LIBOR03M + 3.750%) due 04/12/2025 ~	20	19

Neiman Marcus Group Ltd. LLC
TBD% due 05/08/2025 «	408	418
TBD% - 14.000% (LIBOR03M + 12.750%) due 10/07/2020 ~µ	2,802	2,879
0.000% due 10/25/2023 ^(e)	10,618	2,106

Ortho-Clinical Diagnostics S.A.
3.416% (LIBOR03M + 3.250%) due 06/30/2025 ~	296	288

PetSmart, Inc.
5.000% (LIBOR03M + 4.000%) due 03/11/2022 ~	2,715	2,711

Playtika Holding Corp.
7.072% (LIBOR03M + 6.000%) due 12/10/2024 ~	1,911	1,932

PUG LLC
3.661% (LIBOR03M + 3.500%) due 02/12/2027 ~	18	15

Refinitiv U.S. Holdings, Inc.
3.411% (LIBOR03M + 3.250%) due 10/01/2025 ~	346	343

Sequa Mezzanine Holdings LLC
5.000% (LIBOR03M + 4.000%) due 04/28/2024 ~	41	31

Sotera Health Holdings LLC
5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~	70	70

Starfruit Finco BV
3.178% (LIBOR03M + 3.000%) due 10/01/2025 ~	96	94

Summer (BC) Holdco B SARL
5.331% (LIBOR03M + 4.750%) due 12/04/2026 ~	1,592	1,487

Sunshine Luxembourg SARL
5.322% (LIBOR03M + 4.250%) due 10/01/2026 ~	1,627	1,622

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~	4,502	3,590

U.S. Renal Care, Inc.
5.188% (LIBOR03M + 5.000%) due 06/26/2026 ~	217	213

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~	1,824	1,753

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~	440	418

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (d)	1,790	1,257

Windstream Services LLC
7.500% (PRIME + 4.250%) due 02/17/2024 «~	3,584	2,231
8.250% (PRIME + 5.000%) due 03/29/2021 «~	4,862	3,063

Zayo Group Holdings, Inc.
3.161% (LIBOR03M + 3.000%) due 03/09/2027 ~	100	97

Total Loan Participations and Assignments (Cost $60,328)		46,514

CORPORATE BONDS & NOTES 73.9%

BANKING & FINANCE 22.8%

Ally Financial, Inc.
8.000% due 11/01/2031	537	739

Ambac LSNI LLC
6.000% due 02/12/2023 •	222	222

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	400	$118

Bank of Nova Scotia
4.900% due 06/04/2025 •(i)(k)		$1,064	1,096

Barclays PLC
6.375% due 12/15/2025 •(i)(k)	GBP	200	255
7.125% due 06/15/2025 •(i)(k)		5,100	6,819
7.750% due 09/15/2023 •(i)(k)(n)		$400	408

BGC Partners, Inc.
3.750% due 10/01/2024 (n)		1,000	996

Brookfield Finance, Inc.
3.900% due 01/25/2028		6	7
4.700% due 09/20/2047		68	85

Cantor Fitzgerald LP
4.875% due 05/01/2024		15	16
6.500% due 06/17/2022 (n)		3,000	3,233

CBL & Associates LP
5.950% due 12/15/2026 ^(e)(j)		3,880	913

Credit Suisse Group AG
7.500% due 07/17/2023 •(i)(k)		200	211
7.500% due 12/11/2023 •(i)(k)		640	704
7.500% due 12/11/2023 •(i)(k)(n)		2,900	3,192

Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	846	982

Equitable Holdings, Inc.
5.000% due 04/20/2048		$4	5

ESH Hospitality, Inc.
4.625% due 10/01/2027		27	26

Flagstar Bancorp, Inc.
6.125% due 07/15/2021		1,700	1,744

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		179	169
6.750% due 03/15/2022		232	236

GSPA Monetization Trust
6.422% due 10/09/2029		1,496	1,486

HSBC Holdings PLC
5.875% due 09/28/2026 •(i)(k)(n)	GBP	200	258
6.000% due 09/29/2023 •(i)(k)(n)	EUR	1,200	1,459
6.500% due 03/23/2028 •(i)(k)		$200	202

Hunt Cos., Inc.
6.250% due 02/15/2026		12	11

ING Groep NV
5.750% due 11/16/2026 •(i)(k)		200	205

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		32	32

Ladder Capital Finance Holdings LLP
4.250% due 02/01/2027		17	14

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(i)(k)(n)		2,900	3,072
7.875% due 06/27/2029 •(i)(k)	GBP	3,219	4,754

Navient Corp.
5.625% due 08/01/2033		$31	26
7.250% due 09/25/2023 (n)		2,974	3,146

Newmark Group, Inc.
6.125% due 11/15/2023		28	29

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		594	600

Regency Centers LP
3.700% due 06/15/2030		144	159

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(k)		1,400	1,400
8.000% due 08/10/2025 •(i)(k)(n)		3,000	3,389
8.625% due 08/15/2021 •(i)(k)(n)		800	838

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(k)	GBP	2,850	3,870
7.375% due 06/24/2022 •(i)(k)		1,800	2,440

Societe Generale S.A.
7.375% due 10/04/2023 •(i)(k)		$300	309

Springleaf Finance Corp.
5.625% due 03/15/2023		586	622
6.125% due 03/15/2024		66	72
6.875% due 03/15/2025		54	60

TP ICAP PLC
5.250% due 01/26/2024 (n)	GBP	2,023	2,865

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	57

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UniCredit SpA
7.830% due 12/04/2023 (n)		$1,960	$2,307

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,387	1,883

Uniti Group LP
7.875% due 02/15/2025 (n)		$6,700	7,063

Voyager Aviation Holdings LLC
8.500% due 08/15/2021 (n)		3,228	2,368

			67,115

INDUSTRIALS 35.8%

Albertsons Cos., Inc.
3.500% due 02/15/2023		10	10
4.625% due 01/15/2027		4	4
4.875% due 02/15/2030		10	11

Altice Financing S.A.
2.250% due 01/15/2025	EUR	100	113
7.500% due 05/15/2026 (n)		$1,500	1,615

Altice France S.A.
8.125% due 02/01/2027		500	559

Amdocs Ltd.
2.538% due 06/15/2030 (n)		1,000	1,045

Arconic Corp.
6.125% due 02/15/2028		16	17

Associated Materials LLC
9.000% due 01/01/2024 (j)		380	328

Avon International Capital PLC
6.500% due 08/15/2022		12	12

B.C. Unlimited Liability Co.
4.375% due 01/15/2028		10	10

Banner Health
2.338% due 01/01/2030 (n)		227	237
3.181% due 01/01/2050		144	161

Boeing Co.
4.508% due 05/01/2023		168	176
4.875% due 05/01/2025		230	249
5.040% due 05/01/2027		184	199
5.150% due 05/01/2030		428	470
5.705% due 05/01/2040		416	472
5.805% due 05/01/2050		540	636
5.930% due 05/01/2060		500	602

Bombardier, Inc.
6.000% due 10/15/2022		16	15
6.125% due 01/15/2023		182	157
7.500% due 12/01/2024		1,614	1,312
7.500% due 03/15/2025		2,467	1,995
7.875% due 04/15/2027		2,848	2,276

Broadcom, Inc.
4.150% due 11/15/2030		282	317
4.300% due 11/15/2032		326	375
5.000% due 04/15/2030		22	26

Camelot Finance S.A.
4.500% due 11/01/2026		3	3

CCO Holdings LLC
4.250% due 02/01/2031 (n)		3,779	3,948
4.500% due 08/15/2030		82	87
4.750% due 03/01/2030		88	94

Citrix Systems, Inc.
3.300% due 03/01/2030		38	41

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024		78	71

Community Health Systems, Inc.
6.250% due 03/31/2023 (n)		3,960	3,995
6.625% due 02/15/2025		629	637
8.000% due 03/15/2026 (n)		906	929
8.625% due 01/15/2024 (n)		439	454

Connect Finco SARL
6.750% due 10/01/2026		30	31

Continental Airlines Pass-Through Trust
9.798% due 10/01/2022		45	43

Corning, Inc.
5.450% due 11/15/2079		37	48

CVS Pass-Through Trust
7.507% due 01/10/2032		388	489

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dell International LLC
6.020% due 06/15/2026 (n)		$1,200	$1,408

Delta Air Lines, Inc.
7.375% due 01/15/2026		920	913

Diamond Resorts International, Inc.
10.750% due 09/01/2024 (n)		712	635

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (n)		800	778

Energy Transfer Operating LP
2.900% due 05/15/2025		19	19
3.750% due 05/15/2030		41	41
5.000% due 05/15/2050		38	38

Envision Healthcare Corp.
8.750% due 10/15/2026		1,105	446

Exela Intermediate LLC
10.000% due 07/15/2023		57	15

Expedia Group, Inc.
3.600% due 12/15/2023		600	608

Ferroglobe PLC
9.375% due 03/01/2022		700	305

First Quantum Minerals Ltd.
6.500% due 03/01/2024		688	676
6.875% due 03/01/2026		458	460

Flex Ltd.
4.875% due 06/15/2029		8	9

Ford Motor Co.
7.700% due 05/15/2097 (n)		7,435	7,706

Fresh Market, Inc.
9.750% due 05/01/2023 (n)		3,313	2,750

Full House Resorts, Inc.
8.575% due 01/31/2024		194	187
9.738% due 02/02/2024		17	16

General Electric Co.
4.350% due 05/01/2050 (n)		1,000	1,038
6.150% due 08/07/2037		19	23
6.875% due 01/10/2039		15	19

Griffon Corp.
5.750% due 03/01/2028		6	6

HCA, Inc.
3.500% due 09/01/2030		32	34
7.500% due 11/15/2095		1,050	1,291

iHeartCommunications, Inc.
8.375% due 05/01/2027		172	171

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)	EUR	100	119

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)		100	119

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)		$225	235

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)		200	207

Innophos Holdings, Inc.
9.375% due 02/15/2028		60	61

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(e)		39	11

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(e)		860	541
8.000% due 02/15/2024		18	18
8.500% due 10/15/2024 ^(e)		5,416	3,588
9.750% due 07/15/2025 ^(e)		4,805	3,203

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(e)		2,714	156
8.125% due 06/01/2023 ^(e)(n)		524	30

Kinder Morgan, Inc.
7.750% due 01/15/2032 (n)		800	1,164
7.800% due 08/01/2031 (n)		1,600	2,239

Kraft Heinz Foods Co.
5.500% due 06/01/2050		100	118

LifePoint Health, Inc.
4.375% due 02/15/2027		4	4

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		302	54

Marriott International, Inc.
4.625% due 06/15/2030		20	22

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mattel, Inc.
5.875% due 12/15/2027		$5	$5

Melco Resorts Finance Ltd.
5.750% due 07/21/2028		1,000	1,017

Micron Technology, Inc.
5.327% due 02/06/2029		74	90

NCL Corp. Ltd.
3.625% due 12/15/2024		36	24
12.250% due 05/15/2024 (n)		1,660	1,808

Netflix, Inc.
3.625% due 06/15/2030	EUR	100	129
3.875% due 11/15/2029		304	399
4.625% due 05/15/2029		2,900	3,982
4.875% due 06/15/2030		$100	118
5.375% due 11/15/2029		30	36

New Albertson’s LP
6.570% due 02/23/2028		2,800	2,785

Noble Holding International Ltd.
7.875% due 02/01/2026 ^(e)		128	31

Nokia OYJ
3.125% due 05/15/2028	EUR	2,900	3,610

Odebrecht Oil & Gas Finance Ltd.
0.000% due 08/31/2020 (h)(i)		$450	2

Oracle Corp.
3.850% due 04/01/2060		94	118
4.000% due 07/15/2046		26	33

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028		256	268
7.375% due 06/01/2025		105	112

Pacific Drilling SA
8.375% due 10/01/2023		190	41

Pan American Energy LLC
28.138% (BADLARPP) due 11/20/2020 ~	ARS	15,100	116

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		$52	55

PayPal Holdings, Inc.
2.300% due 06/01/2030		78	85
3.250% due 06/01/2050		66	80

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	200	189
4.875% due 02/21/2028		556	570
5.350% due 02/12/2028		$333	293
5.950% due 01/28/2031		94	81
6.490% due 01/23/2027		40	38
6.500% due 03/13/2027 (n)		3,093	2,951
6.750% due 09/21/2047		20	16
6.840% due 01/23/2030		2,143	1,995
6.950% due 01/28/2060		150	124
7.690% due 01/23/2050		60	53

Petronas Capital Ltd.
3.500% due 04/21/2030		200	228
4.550% due 04/21/2050		200	275

Picasso Finance Sub, Inc.
6.125% due 06/15/2025		42	45

Platin 1426 GmbH
6.875% due 06/15/2023	EUR	200	234

Prime Security Services Borrower LLC
6.250% due 01/15/2028		$38	40

PTC, Inc.
3.625% due 02/15/2025		15	16
4.000% due 02/15/2028		8	8

Qorvo, Inc.
4.375% due 10/15/2029		890	960

QVC, Inc.
5.950% due 03/15/2043 (n)		1,521	1,441

Radiate Holdco LLC
6.875% due 02/15/2023		2	2

Radiology Partners, Inc.
9.250% due 02/01/2028		26	26

Rattler Midstream LP
5.625% due 07/15/2025		1,000	1,057

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	100	124

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RELX Capital, Inc.
3.000% due 05/22/2030		$62	$69

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	700	1,241

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030 (n)		$363	418

Sands China Ltd.
5.125% due 08/08/2025 (n)		200	218
5.400% due 08/08/2028 (n)		1,502	1,682

Sensata Technologies, Inc.
4.375% due 02/15/2030		14	15

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^(e)		908	848

Standard Industries, Inc.
4.375% due 07/15/2030		1,000	1,082

Staples, Inc.
7.500% due 04/15/2026		5	4

Studio City Finance Ltd.
6.000% due 07/15/2025		1,000	1,021
6.500% due 01/15/2028		1,000	1,040

TEGNA, Inc.
4.625% due 03/15/2028		90	89

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		942	949

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022		674	669

Teva Pharmaceutical Finance Netherlands BV
6.000% due 01/31/2025	EUR	100	126

Topaz Solar Farms LLC
4.875% due 09/30/2039		$1,067	1,187
5.750% due 09/30/2039 (n)		6,307	7,545

TransDigm, Inc.
5.500% due 11/15/2027		20	19

Transocean Pontus Ltd.
6.125% due 08/01/2025		58	55

Transocean, Inc.
7.250% due 11/01/2025		68	34
7.500% due 01/15/2026		56	28
8.000% due 02/01/2027		66	33

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		9	10

Triumph Group, Inc.
5.250% due 06/01/2022		10	8
6.250% due 09/15/2024		32	28

U.S. Renal Care, Inc.
10.625% due 07/15/2027		34	36

Unigel Luxembourg S.A.
8.750% due 10/01/2026		200	166

United Group BV
3.125% due 02/15/2026	EUR	116	132
3.625% due 02/15/2028		100	114

Univision Communications, Inc.
5.125% due 02/15/2025		$283	275

Valaris PLC
5.750% due 10/01/2044 ^(e)(j)		153	9
7.750% due 02/01/2026 ^(e)		8	0

Vale Overseas Ltd.
6.250% due 08/10/2026		71	85
6.875% due 11/21/2036		29	40
6.875% due 11/10/2039		257	355

ViaSat, Inc.
5.625% due 09/15/2025		36	36
5.625% due 04/15/2027		7	7

Viking Cruises Ltd.
13.000% due 05/15/2025 (n)		485	530

Walt Disney Co.
3.500% due 05/13/2040 (n)		488	563
3.600% due 01/13/2051 (n)		859	1,012
3.800% due 05/13/2060 (n)		562	694

Western Midstream Operating LP
2.116% (US0003M + 1.850%) due 01/13/2023 ~		22	20
6.250% due 02/01/2050		16	16

Wyndham Destinations, Inc.
3.900% due 03/01/2023		34	33
4.625% due 03/01/2030		22	20

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.400% due 04/01/2024		$4	$4
5.750% due 04/01/2027		349	347

Wynn Macau Ltd.
5.500% due 01/15/2026		1,000	1,006

YPF S.A.
33.022% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	3,800	30

Zayo Group Holdings, Inc.
4.000% due 03/01/2027		$242	243
6.125% due 03/01/2028		37	38

			105,689

UTILITIES 15.3%

AT&T, Inc.
1.650% due 02/01/2028 (c)		400	408
2.050% due 05/19/2032	EUR	900	1,149
2.250% due 02/01/2032 (c)		$632	650
3.100% due 02/01/2043 (c)		684	703
3.300% due 02/01/2052 (c)		684	715
3.500% due 06/01/2041 (n)		544	593
3.500% due 02/01/2061 (c)		694	728
3.650% due 06/01/2051 (n)		1,160	1,271
3.850% due 06/01/2060 (n)		792	884

Calpine Corp.
4.625% due 02/01/2029 (c)		800	810
5.000% due 02/01/2031 (c)		800	822

CenturyLink, Inc.
4.000% due 02/15/2027		30	31

DTEK Finance PLC
10.750% due 12/31/2024 ^(e)		593	372

Edison International
5.750% due 06/15/2027		31	36

Frontier Communications Corp.
8.000% due 04/01/2027		52	54

Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023 (n)		3,700	4,126

Northwestern Bell Telephone
7.750% due 05/01/2030		7,000	7,696

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		25	23

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)		138	39

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		506	442

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)		2,799	272

Pacific Gas & Electric Co.
3.150% due 01/01/2026		50	53
3.300% due 03/15/2027 ^(n)		1,070	1,137
3.300% due 12/01/2027 ^(n)		300	318
3.400% due 08/15/2024 ^		218	230
3.450% due 07/01/2025 (n)		468	499
3.500% due 06/15/2025 ^(n)		365	390
3.750% due 02/15/2024 ^		76	80
3.750% due 07/01/2028 (n)		468	511
3.750% due 08/15/2042 ^		10	10
3.850% due 11/15/2023 ^		196	208
4.000% due 12/01/2046 ^		4	4
4.250% due 08/01/2023 (n)		552	590
4.300% due 03/15/2045 ^		11	12
4.500% due 07/01/2040 (n)		939	1,081
4.500% due 12/15/2041 ^		10	11
4.550% due 07/01/2030 (n)		2,164	2,489
4.600% due 06/15/2043 ^		8	9
4.650% due 08/01/2028 (n)		515	585
4.750% due 02/15/2044 ^(n)		382	443
4.950% due 07/01/2050 (n)		2,164	2,632

Petrobras Global Finance BV
5.093% due 01/15/2030		2,378	2,453
6.625% due 01/16/2034	GBP	100	137

RCS & RDS S.A.
2.500% due 02/05/2025	EUR	100	115

Rio Oil Finance Trust
9.250% due 07/06/2024		$2,351	2,480

Southern California Edison Co.
2.850% due 08/01/2029		8	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.650% due 03/01/2028	$3	$3
3.650% due 02/01/2050	15	17
5.750% due 04/01/2035	4	6
6.000% due 01/15/2034	2	3
6.650% due 04/01/2029	18	23

Sprint Communications, Inc.
6.000% due 11/15/2022	229	247

Sprint Corp.
7.125% due 06/15/2024 (n)	2,122	2,478
7.875% due 09/15/2023 (n)	3,452	4,013

Talen Energy Supply LLC
6.625% due 01/15/2028	14	14

Transocean Poseidon Ltd.
6.875% due 02/01/2027	54	50

		45,164

Total Corporate Bonds & Notes (Cost $217,364)		217,968

CONVERTIBLE BONDS & NOTES 0.8%

INDUSTRIALS 0.8%

Caesars Entertainment Corp.
5.000% due 10/01/2024	486	742

DISH Network Corp.
3.375% due 08/15/2026	1,600	1,477

		2,219

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(e)	4	0

Total Convertible Bonds & Notes (Cost $2,509)		2,219

MUNICIPAL BONDS & NOTES 5.0%

CALIFORNIA 0.2%

Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030	600	606

ILLINOIS 2.5%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	6,000	7,097

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	60	65

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	10	11
7.350% due 07/01/2035	10	12

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	40	42

		7,227

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	380	383

WEST VIRGINIA 2.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	21,900	1,180
7.467% due 06/01/2047	5,180	5,393

		6,573

Total Municipal Bonds & Notes (Cost $13,203)		14,789

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	59

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 3.6%

Fannie Mae
3.500% due 12/25/2032 - 12/25/2049 (a)	$3,170	$318
3.822% due 02/25/2040 •	150	142
4.000% due 11/25/2042 (a)	1,435	189
5.743% due 06/25/2043 •(a)	455	66
5.878% due 02/25/2049 •(a)	1,360	209
5.922% due 07/25/2029 •	570	599
14.487% due 12/25/2040 •	132	212

Freddie Mac
0.000% due 02/25/2046 (b)(h)	3,139	2,910
0.100% due 02/25/2046 (a)	35,514	11
0.700% due 11/25/2055 ~(a)	16,793	1,260
3.000% due 11/15/2033 (a)	3,057	235
6.172% due 11/25/2055 «~	3,985	2,424
7.722% due 12/25/2027 •	1,486	1,455
9.658% due 11/15/2040 •	192	268
10.922% due 03/25/2025 •	287	313

Total U.S. Government Agencies (Cost $10,806)		10,611

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.1%

Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	33	33

Banc of America Funding Trust
6.000% due 08/25/2036 ^	715	704

BCAP LLC Trust
0.000% due 06/26/2036 ~	60	33
3.433% due 03/27/2036 ~	1,008	821
4.857% due 03/26/2037 þ	351	407

Bear Stearns ALT-A Trust
0.492% due 06/25/2046 ^•	1,365	1,172
3.356% due 09/25/2035 ^~	194	142
3.600% due 09/25/2047 ^~	2,343	1,578
3.668% due 11/25/2036 ^~	182	121

Bear Stearns Commercial Mortgage Securities Trust
5.780% due 04/12/2038 ~	100	100

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ	286	279

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~	2	2

CD Mortgage Trust
5.688% due 10/15/2048	2,683	1,551

Chase Mortgage Finance Trust
3.785% due 12/25/2035 ^~	3	3
6.000% due 02/25/2037 ^	380	244
6.000% due 07/25/2037 ^	268	200
6.250% due 10/25/2036 ^	771	584

Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	37	39

Commercial Mortgage Loan Trust
6.057% due 12/10/2049 ~	779	354

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	964	789
6.000% due 08/25/2037 ^~	451	364

Countrywide Alternative Loan Trust
0.522% due 05/25/2037 ^•	153	52
3.921% due 04/25/2036 ^~	393	360
5.500% due 03/25/2035	119	78
5.500% due 12/25/2035 ^	1,333	1,043
5.750% due 01/25/2035	115	116
6.000% due 02/25/2035	171	168
6.000% due 08/25/2036 ^•	179	151
6.000% due 04/25/2037 ^	454	304
6.250% due 11/25/2036 ^	291	261
6.250% due 12/25/2036 ^•	817	548
6.500% due 08/25/2036 ^	215	119

Countrywide Home Loan Mortgage Pass-Through Trust
3.633% due 02/20/2035 ~	8	8
5.500% due 10/25/2035 ^	242	210
6.250% due 09/25/2036 ^	228	155

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
2.135% due 06/25/2034 •	2,030	1,954

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Eurosail PLC
4.193% due 06/13/2045 •	GBP	239	$246

GS Mortgage Securities Trust
5.622% due 11/10/2039		$298	207

GSR Mortgage Loan Trust
5.500% due 05/25/2036 ^		24	43
6.000% due 02/25/2036 ^		1,528	1,024

HarborView Mortgage Loan Trust
0.907% due 01/19/2035 •		69	65
3.614% due 07/19/2035 ^~		19	16

IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		1,660	939

JPMorgan Alternative Loan Trust
3.523% due 03/25/2037 ^~		535	511
3.715% due 03/25/2036 ^~		693	590

JPMorgan Chase Commercial Mortgage Securities Trust
5.623% due 05/12/2045		51	46

JPMorgan Mortgage Trust
3.369% due 02/25/2036 ^~		130	110
3.688% due 01/25/2037 ^~		165	147

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^		339	191
5.562% due 02/15/2040 ^~		134	75

Lehman XS Trust
0.392% due 06/25/2047 •		730	632

Merrill Lynch Mortgage Investors Trust
3.681% due 03/25/2036 ^~		769	509

Morgan Stanley Capital Trust
3.714% due 07/15/2053 ~		5,000	5,219

Morgan Stanley Mortgage Loan Trust
5.962% due 06/25/2036 ^~		2,357	994

Motel 6 Trust
7.101% due 08/15/2024 •		318	253

Natixis Commercial Mortgage Securities Trust
2.425% due 11/15/2034 •		1,065	1,007

Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		477	301
6.000% due 07/25/2037 ^		656	387
6.250% due 09/25/2037 ^		1,219	673

Residential Funding Mortgage Securities, Inc. Trust
4.930% due 08/25/2036 ^~		371	338
6.000% due 09/25/2036 ^		96	90
6.000% due 06/25/2037 ^		997	982

Structured Adjustable Rate Mortgage Loan Trust
3.581% due 01/25/2036 ^~		611	429
3.616% due 11/25/2036 ^~		588	548

SunTrust Adjustable Rate Mortgage Loan Trust
3.863% due 04/25/2037 ^~		440	353
3.931% due 02/25/2037 ^~		90	82

WaMu Mortgage Pass-Through Certificates Trust
2.240% due 12/25/2046 •		260	240
3.582% due 10/25/2036 ^~		317	278
3.644% due 02/25/2037 ^~		215	193

Wells Fargo Mortgage-Backed Securities Trust
6.000% due 06/25/2037 ^		36	37

Total Non-Agency Mortgage-Backed Securities (Cost $32,612)			32,802

ASSET-BACKED SECURITIES 20.7%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,750	845

Apidos CLO
0.000% due 01/20/2031 ~		$2,200	1,177

Argent Securities Trust
0.362% due 03/25/2036 •		6,780	4,451

Asset-Backed Funding Certificates Trust
0.322% due 10/25/2036 •		4,088	3,905

Avoca CLO DAC
0.000% due 07/15/2032 ~	EUR	1,070	743

Bear Stearns Asset-Backed Securities Trust
6.500% due 10/25/2036 ^		$212	156

Belle Haven ABS CDO Ltd.
1.623% due 07/05/2046 •		85,896	215

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BlueMountain CLO Ltd.
5.716% due 04/13/2027 •		$1,000	$905

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		1,200	376
0.000% due 10/22/2031 ~		1,000	322

Citigroup Mortgage Loan Trust
0.322% due 12/25/2036 •		3,324	1,704

Countrywide Asset-Backed Certificates
0.312% due 06/25/2047 ^•		606	546
0.372% due 06/25/2047 ^•		4,081	3,633

Dryden CLO Ltd.
0.000% due 07/17/2031 ~		5,689	3,437

FirstKey Homes Trust
2.791% due 09/17/2025 (c)		1,100	1,100
3.638% due 09/17/2025 (c)		200	200
4.284% due 09/17/2025 (c)		900	900
4.781% due 09/17/2025 (c)		2,800	2,800

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		4	337

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	250	83

GSAMP Trust
0.432% due 02/25/2046 •		$3,077	2,893
1.147% due 03/25/2035 ^•		4,967	4,466

Jay Park CLO Ltd.
0.000% due 10/20/2027 ~		2,700	1,151

JPMorgan Mortgage Acquisition Trust
0.492% due 04/25/2036 •		6,000	5,578

Lehman XS Trust
6.290% due 06/24/2046 þ		1,058	1,069

Loanpal Solar Loan Ltd.
2.750% due 07/20/2047 «		3,300	3,303

Marlette Funding Trust
0.000% due 07/16/2029 «(h)		6	1,086
0.000% due 03/15/2030 «(h)		3	771

Merrill Lynch Mortgage Investors Trust
0.505% due 04/25/2037 •		231	144

Morgan Stanley Mortgage Loan Trust
0.292% due 04/25/2037 •		3,145	1,394
6.250% due 02/25/2037 ^~		293	199

Residential Asset Mortgage Products Trust
0.452% due 09/25/2036 •		202	192

Securitized Asset-Backed Receivables LLC Trust
0.312% due 05/25/2036 •		4,988	3,253

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		1	1,362

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		2	1,020

SoFi Consumer Loan Program LLC
0.000% due 11/25/2026 «(h)		22	653

SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		2,100	424
0.000% due 09/25/2040 (h)		846	239

South Coast Funding Ltd.
1.048% due 08/10/2038 •		5,635	858

Symphony CLO Ltd.
4.868% due 07/14/2026 •		1,000	782

Taberna Preferred Funding Ltd.
0.921% due 08/05/2036 •		154	130
0.921% due 08/05/2036 ^•		2,894	2,431

Total Asset-Backed Securities (Cost $70,859)			61,233

SOVEREIGN ISSUES 4.7%

Argentina Government International Bond
1.000% due 08/05/2021	ARS	28,153	233
2.500% due 07/22/2021		8,942	75
3.375% due 01/15/2023 ^(e)	EUR	100	50
3.380% due 12/31/2038 ^(e)		1,734	818
5.250% due 01/15/2028 ^(e)		100	48
6.250% due 11/09/2047 ^(e)		100	48
7.820% due 12/31/2033 ^(e)		5,220	2,930
15.500% due 10/17/2026	ARS	26,000	82
29.406% (BADLARPP) due 10/04/2022 ~		21	0

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
31.484% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	30,688	$250

Autonomous City of Buenos Aires Argentina
32.742% (BADLARPP + 3.250%) due 03/29/2024 ~		52,046	406
34.410% (BADLARPP + 5.000%) due 01/23/2022 ~		43,600	360

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	700	867

Ghana Government International Bond
6.375% due 02/11/2027		$300	278
7.875% due 02/11/2035		400	356
8.750% due 03/11/2061		200	178

Jordan Government International Bond
5.850% due 07/07/2030		600	601

Provincia de Buenos Aires
32.708% due 05/31/2022	ARS	6,563	51
33.198% due 04/12/2025		15,800	111
33.210% due 04/12/2025		201,514	1,421

Serbia Government International Bond
3.125% due 05/15/2027	EUR	277	348

South Africa Government International Bond
4.850% due 09/30/2029		$600	578
5.750% due 09/30/2049		600	535

Turkey Government International Bond
4.625% due 03/31/2025	EUR	800	915
5.200% due 02/16/2026		300	344
5.600% due 11/14/2024		$1,400	1,337

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	582	577

Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		$120	9
8.250% due 10/13/2024 ^(e)		12	1
9.250% due 09/15/2027 ^(e)		151	11

Total Sovereign Issues (Cost $23,378)			13,818

		SHARES
COMMON STOCKS 0.7%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc. (f)		261,329	240

iHeartMedia, Inc. «(f)		197	1

iHeartMedia, Inc. ‘A’ (f)		14,710	123

			364

ENERGY 0.0%

Forbes Energy Services Ltd. (f)(l)		13,350	1

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.2%

McDermott International Ltd. (f)	77,805	$276

Westmoreland Mining Holdings LLC «(l)(f)	25,438	191

		467

REAL ESTATE 0.4%

Uniti Group, Inc. «†(l)	133,286	1,251

Total Common Stocks (Cost $4,595)		2,083

WARRANTS 0.2%

COMMUNICATION SERVICES 0.2%

iHeartMedia, Inc. - Exp. 05/01/2039	95,797	701

INDUSTRIALS 0.0%

Sequa Corp. - Exp. 04/28/2024 «	394,000	0

Total Warrants (Cost $2,083)		701

PREFERRED SECURITIES 3.8%

BANKING & FINANCE 1.2%

Banco Santander S.A.
6.250% due 09/11/2021 •(i)(k)	200,000	227

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(i)	35,000	37

Nationwide Building Society
10.250% ~	16,350	3,424

		3,688

INDUSTRIALS 2.6%

General Electric Co.
5.000% due 01/21/2021 •(i)	127,000	101

Sequa Corp. (12.000% PIK)
12.000% «(d)	10,018	7,496

		7,597

Total Preferred Securities (Cost $10,842)		11,285

		SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 1.5%

REAL ESTATE 1.5%

VICI Properties, Inc.		202,347	$4,393

Total Real Estate Investment Trusts (Cost $2,691)			4,393

SHORT-TERM INSTRUMENTS 7.3%

REPURCHASE AGREEMENTS (m) 5.9%
			17,426

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021	ARS	12,491	103

ARGENTINA TREASURY BILLS 0.4%
20.494% due 08/27/2020 - 10/29/2020 (g)(h)(i)		92,129	922
30.312% due 08/28/2020 ~		21,489	175

			1,097

U.S. TREASURY BILLS 1.0%
0.118% due 09/03/2020 - 10/22/2020 (c)(g)(h)(q)		$3,011	3,011

Total Short-Term Instruments (Cost $22,081)			21,637

Total Investments in Securities (Cost $473,351)			440,053

Total Investments 149.1% (Cost $473,351)			$440,053

Financial Derivative Instruments (o)(p) (0.9)% (Cost or Premiums, net $2,775)			(2,533)

Auction Rate Preferred Shares (15.3)%			(45,200)

Other Assets and Liabilities, net (32.9)%			(97,153)

Net Assets Applicable to Common Shareholders 100.0%			$295,167

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
†	Forward Commitment Transaction.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	61

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)

Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(k)	Contingent convertible security.

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Forbes Energy Services Ltd.	10/09/2014 - 11/18/2016	$531	$1	0.00%
Uniti Group, Inc.	03/13/2020	844	1,251	0.42
Westmoreland Mining Holdings LLC	12/08/2014 - 10/19/2016	733	191	0.07

		$2,108	$1,443	0.49%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.130%	07/31/2020	08/03/2020	$5,200	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(5,331)	$5,200	$5,200
FICC	0.000	07/31/2020	08/03/2020	826	U.S. Treasury Notes 0.150% due 07/31/2022	(842)	826	826
JPS	0.120	07/31/2020	08/03/2020	5,200	U.S. Treasury Bonds 3.000% due 05/15/2045	(5,306)	5,200	5,200
MBC	0.130	07/31/2020	08/03/2020	1,000	U.S. Treasury Notes 2.000% due 04/30/2024	(1,032)	1,000	1,000
TDM	0.130	07/31/2020	08/03/2020	5,200	U.S. Treasury Inflation Protected Securities 1.000% due 02/15/2046	(5,372)	5,200	5,200

Total Repurchase Agreements						$(17,883)	$17,426	$17,426

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BCY	1.500%	04/16/2020	TBD	(3)		$(193)	$(194)
BPS	0.500	07/24/2020	10/23/2020		GBP	(2,119)	(2,774)
	1.300	06/11/2020	08/11/2020			$(3,602)	(3,609)
BRC	0.500	03/25/2020	TBD	(3)		(58)	(58)
	0.500	07/29/2020	10/29/2020			(10,090)	(10,090)
BSN	1.412	07/06/2020	03/31/2021			(11,722)	(11,759)
CDC	0.600	05/11/2020	TBD	(3)		(817)	(818)
	1.137	07/21/2020	08/21/2020			(2,664)	(2,666)
	1.250	06/24/2020	08/24/2020			(5,807)	(5,815)
	1.250	07/31/2020	09/09/2020			(1,598)	(1,599)
CIW	0.550	07/21/2020	08/24/2020			(1,733)	(1,734)
DEU	1.550	05/15/2020	11/16/2020			(390)	(391)
JML	(0.100)	07/15/2020	10/15/2020		EUR	(946)	(1,114)
	0.450	07/17/2020	10/16/2020		GBP	(149)	(195)
	1.150	07/15/2020	08/17/2020			$(1,387)	(1,387)
NOM	1.200	07/17/2020	08/21/2020			(3,280)	(3,282)
SOG	0.450	08/03/2020	08/20/2020			(3,910)	(3,910)
	0.550	07/15/2020	09/16/2020			(3,733)	(3,735)
	0.600	05/11/2020	TBD	(3)		(1,257)	(1,259)
	0.750	07/15/2020	08/19/2020			(1,962)	(1,963)
	0.750	07/31/2020	08/07/2020			(1,757)	(1,757)
	0.750	07/31/2020	08/20/2020			(1,302)	(1,302)
	0.900	05/11/2020	TBD	(3)		(2,258)	(2,263)
	0.950	05/20/2020	TBD	(3)		(1,170)	(1,172)
	0.950	07/31/2020	02/01/2021			(823)	(823)
	1.150	06/10/2020	09/09/2020			(636)	(637)

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2020

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
TDM	0.500%	06/12/2020	TBD	(3)	$(3,021)	$(3,023)
	0.500	06/22/2020	TBD	(3)	(7,134)	(7,138)
UBS	1.000	07/15/2020	09/15/2020		(9,757)	(9,762)
	1.000	07/17/2020	10/15/2020		(2,663)	(2,664)

Total Reverse Repurchase Agreements						$(88,893)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of July 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(194)	$0	$(194)	$446	$252
BPS	5,200	(6,383)	0	(1,183)	1,851	668
BRC	0	(10,148)	0	(10,148)	10,705	557
BSN	0	(11,759)	0	(11,759)	14,461	2,702
CDC	0	(10,898)	0	(10,898)	13,060	2,162
CIW	0	(1,734)	0	(1,734)	1,901	167
DEU	0	(391)	0	(391)	530	139
FICC	826	0	0	826	(842)	(16)
JML	0	(2,696)	0	(2,696)	3,439	743
JPS	5,200	0	0	5,200	(5,306)	(106)
MBC	1,000	0	0	1,000	(1,032)	(32)
NOM	0	(3,282)	0	(3,282)	3,995	713
SOG	0	(18,821)	0	(18,821)	21,272	2,451
TDM	5,200	(10,161)	0	(4,961)	5,466	505
UBS	0	(12,426)	0	(12,426)	16,426	4,000

Total Borrowings and Other Financing Transactions	$17,426	$(88,893)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(23,515)	$(32,570)	$(28,898)	$(84,983)

Total Borrowings	$0	$(23,515)	$(32,570)	$(28,898)	$(84,983)

Payable for reverse repurchase agreements(5)					$(84,983)

(n)	Securities with an aggregate market value of $105,693 have been pledged as collateral under the terms of the above master agreements as of July 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended July 31, 2020 was $(51,816) at a weighted average interest rate of 1.864%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(3,910) is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	63

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at July 31, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	13.522%	$	300	$(1)	$(65)	$(66)	$5	$0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	13.373		700	(2)	(158)	(160)	11	0

							$(3)	$(223)	$(226)	$16	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	3-Month USD-LIBOR	0.250%	Semi-Annual	12/18/2022	$	25,500	$12	$(54)	$(42)	$0	$(7)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		43,420	2,555	2,861	5,416	21	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		15,300	723	1,053	1,776	5	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		28,100	200	4,206	4,406	11	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		49,900	2,148	9,105	11,253	30	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		83,100	(2,711)	54,400	51,689	138	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		3,200	(23)	(1,049)	(1,072)	0	(2)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		8,400	(20)	(2,217)	(2,237)	0	(5)
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		8,800	(34)	(2,680)	(2,714)	0	(5)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		1,700	(5)	(697)	(702)	0	(1)
Receive(5)	3-Month USD-LIBOR	1.150	Semi-Annual	12/11/2050		91,100	52	(9,244)	(9,192)	0	(35)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	3,900	97	343	440	4	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	3,400	62	(104)	(42)	0	(6)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	12,000	125	(822)	(697)	0	(25)

							$3,181	$55,101	$58,282	$209	$(86)

Total Swap Agreements							$3,178	$54,878	$58,056	$225	$(86)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of July 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$225	$225	$0	$0	$(86)	$(86)

Cash of $5,757 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of July 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

64	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2020

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2020		$3	RUB	204	$0	$0

BPS	08/2020	EUR	4,163		$4,791	0	(113)
	10/2020		$40	RUB	2,840	0	(2)

CBK	08/2020	EUR	3,110		$3,636	0	(28)
	08/2020	GBP	153		193	0	(7)
	09/2020		$1,014	PEN	3,482	0	(30)
	10/2020		986		3,491	1	0

GLM	08/2020		436	GBP	343	13	0
	10/2020		28	RUB	1,998	0	(1)

HUS	08/2020	GBP	25,933		$31,802	0	(2,144)
	08/2020		$195	EUR	172	7	0

JPM	08/2020		7,806	GBP	6,227	346	0
	09/2020	GBP	19,516		$25,621	70	0
	10/2020		$118	MXN	2,689	1	0

SCX	08/2020	EUR	13,232		$14,872	0	(715)
	09/2020		20,333		24,058	93	0

Total Forward Foreign Currency Contracts						$531	$(3,040)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at July 31, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	3.008%	$	500	$(98)	$57	$0	$(41)

GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	3.008		700	(139)	82	0	(57)

HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	3.008		800	(166)	101	0	(65)

Total Swap Agreements								$(403)	$240	$0	$(163)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of July 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BPS	$0	$0	$0	$0	$(115)	$0	$(41)	$(156)	$(156)	$0	$(156)
CBK	1	0	0	1	(65)	0	0	(65)	(64)	0	(64)
GLM	13	0	0	13	(1)	0	0	(1)	12	0	12
GST	0	0	0	0	0	0	(57)	(57)	(57)	72	15
HUS	7	0	0	7	(2,144)	0	(65)	(2,209)	(2,202)	2,215	13
JPM	417	0	0	417	0	0	0	0	417	(260)	157
SCX	93	0	0	93	(715)	0	0	(715)	(622)	724	102

Total Over the Counter	$531	$0	$0	$531	$(3,040)	$0	$(163)	$(3,203)

(q)

Securities with an aggregate market value of $3,011 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of July 31, 2020.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	65

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of July 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$16	$0	$0	$209	$225

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$531	$0	$531

	$0	$16	$0	$531	$209	$756

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$86	$86

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,040	$0	$3,040
Swap Agreements	0	163	0	0	0	163

	$0	$163	$0	$3,040	$0	$3,203

	$0	$163	$0	$3,040	$86	$3,289

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended July 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(1,895)	$0	$0	$(40,847)	$(42,742)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$908	$0	$908
Swap Agreements	0	23	0	0	0	23

	$0	$23	$0	$908	$0	$931

	$0	$(1,872)	$0	$908	$(40,847)	$(41,811)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$509	$0	$0	$41,478	$41,987

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,742)	$0	$(4,742)
Swap Agreements	0	(95)	0	0	0	(95)

	$0	$(95)	$0	$(4,742)	$0	$(4,837)

	$0	$414	$0	$(4,742)	$41,478	$37,150

66	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of July 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$38,134	$8,380	$46,514
Corporate Bonds & Notes
Banking & Finance	0	67,115	0	67,115
Industrials	0	105,689	0	105,689
Utilities	0	45,164	0	45,164
Convertible Bonds & Notes
Industrials	0	2,219	0	2,219
Municipal Bonds & Notes
California	0	606	0	606
Illinois	0	7,227	0	7,227
Virginia	0	383	0	383
West Virginia	0	6,573	0	6,573
U.S. Government Agencies	0	8,187	2,424	10,611
Non-Agency Mortgage-Backed Securities	0	32,802	0	32,802
Asset-Backed Securities	5,000	47,701	8,532	61,233
Sovereign Issues	0	13,818	0	13,818
Common Stocks
Communication Services	363	0	1	364
Energy	1	0	0	1
Industrials	276	0	191	467
Real Estate	0	0	1,251	1,251
Warrants
Communication Services	0	701	0	701
Preferred Securities
Banking & Finance	0	3,688	0	3,688
Industrials	0	101	7,496	7,597
Real Estate Investment Trusts
Real Estate	4,393	0	0	4,393

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2020
Short-Term Instruments
Repurchase Agreements	$0	$17,426	$0	$17,426
Short-Term Notes	0	103	0	103
Argentina Treasury Bills	0	1,097	0	1,097
U.S. Treasury Bills	0	3,011	0	3,011

Total Investments	$10,033	$401,745	$28,275	$440,053

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	225	0	225
Over the counter	0	531	0	531

	$0	$756	$0	$756

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(86)	0	(86)
Over the counter	0	(3,203)	0	(3,203)

	$0	$(3,289)	$0	$(3,289)

Total Financial Derivative Instruments	$0	$(2,533)	$0	$(2,533)

Totals	$10,033	$399,212	$28,275	$437,520

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended July 31, 2020:

Category and Subcategory	Beginning Balance at 07/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$1,908	$13,511	$(2,854)	$(50)	$(2)	$(3,108)	$233	$(1,258)	$8,380	$(3,017)
U.S. Government Agencies	2,433	0	(49)	96	17	(73)	0	0	2,424	(75)
Asset-Backed Securities	8,729	4,333	(1,818)	0	160	(2,872)	0	0	8,532	(2,986)
Common Stocks
Communication Services	0	0	0	0	0	0	1	0	1	0
Industrials	369	0	0	0	0	(178)	0	0	191	(178)
Real Estate	0	844	0	0	0	407	0	0	1,251	407
Warrants
Industrials	731	0	0	0	0	(731)	0	0	0	(731)
Preferred Securities
Industrials	10,669	959	0	0	0	(4,132)	0	0	7,496	(4,132)

Totals	$24,839	$19,647	$(4,721)	$46	$175	$(10,687)	$234	$(1,258)	$28,275	$(10,712)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	67

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

July 31, 2020

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 07/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$1,998	Market Based Approach	Recovery Value	100.000	—
	2,231	Reference Instrument	Liquidity Discount	$0.750	—
	4,151	Third Party Vendor	Broker Quote	63.000-102.500	71.854
U.S. Government Agencies	2,424	Proxy Pricing	Base Price	60.830	—
Asset-Backed Securities	8,532	Proxy Pricing	Base Price	99.958-97,614.006	26,984.209
Common Stocks
Communication Services	1	Other Valuation Techniques(2)	—	—	—
Industrials	191	Other Valuation Techniques(2)	—	—	—
Real Estate	1,251	Other Valuation Techniques(2)	—	—	—
Preferred Securities
Industrials	7,496	Fundamental Valuation	Company Equity Value	$526,100,000.000	—

Total	$28,275

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at July 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

68	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Income Strategy Fund II

July 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 145.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 15.8%

Advanz Pharma Corp.
6.568% (LIBOR03M + 5.500%) due 09/06/2024 ~		$4,661	$4,349

Al Convoy (Luxembourg) SARL
4.650% (LIBOR03M + 3.500%) due 01/17/2027 ~		78	76

Alphabet Holding Co., Inc.
3.661% (LIBOR03M + 3.500%) due 09/26/2024 ~		97	93

Altice France S.A.
4.175% (LIBOR03M + 4.000%) due 08/14/2026 ~		295	290

Banijay Entertainment S.A.S
3.912% (LIBOR03M + 3.750%) due 03/01/2025 «~		16	15

Boels Topholding BV
TBD% due 02/05/2027	EUR	1,000	1,143

Caesars Resort Collection LLC
2.911% (LIBOR03M + 2.750%) due 12/23/2024 ~		$6,290	5,804
4.687% - 4.772% due 07/21/2025 ~		2,300	2,224

CenturyLink, Inc.
2.411% (LIBOR03M + 2.250%) due 03/15/2027 ~		270	261

CityCenter Holdings LLC
3.000% (LIBOR03M + 2.250%) due 04/18/2024 ~		246	229

Clay Holdco BV
4.000% (EUR003M + 4.000%) due 10/30/2025 ~	EUR	1,413	1,604

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		$377	331

DTEK Investments Ltd.
5.167% (LIBOR03M + 5.000%) due 06/30/2023 ~		2,948	1,851

Elanco Animal Health, Inc.
TBD% due 02/04/2027		132	129

Emerald TopCo, Inc.
3.661% - 3.761% (LIBOR03M + 3.500%) due 07/24/2026 ~		113	111

Envision Healthcare Corp.
3.911% (LIBOR03M + 3.750%) due 10/10/2025 ~		16,823	11,271

EyeCare Partners LLC
TBD% due 02/18/2027 µ		11	10
4.822% (LIBOR03M + 3.750%) due 02/18/2027 ~		48	44

Forbes Energy Services LLC (5.296% Cash and 11.000% PIK)
16.296% (LIBOR03M + 5.000%) due 04/13/2021 «~(d)		360	322

Froneri International PLC
2.411% (LIBOR03M + 2.250%) due 01/29/2027 ~		122	117

Frontier Communications Corp.
3.911% - 6.000% (LIBOR03M + 3.750%) due 06/15/2024 ~		9,877	9,766

Ingersoll Rand Co. Ltd.
1.911% (LIBOR03M + 1.750%) due 03/01/2027 ~		54	52

Innophos, Inc.
3.911% (LIBOR03M + 3.750%) due 02/04/2027 «~		23	23

Intelsat Jackson Holdings S.A.
TBD% - 6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~µ		2	2

IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~		943	887

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jefferies Finance LLC
3.438% (LIBOR03M + 3.250%) due 06/03/2026 ~	$23	$22

McDermott Technology Americas, Inc.
3.167% (LIBOR03M + 3.000%) due 06/30/2024 «~	88	79
4.167% (LIBOR03M + 4.000%) due 06/30/2025 ~	753	616

Messer Industrie GmbH
2.808% (LIBOR03M + 2.500%) due 03/01/2026 ~	71	70

MH Sub LLC
4.572% (LIBOR03M + 3.500%) due 09/13/2024 ~	117	114

Nascar Holdings, Inc.
2.922% (LIBOR03M + 2.750%) due 10/19/2026 ~	72	71

NCI Building Systems, Inc.
3.928% (LIBOR03M + 3.750%) due 04/12/2025 ~	39	39

Neiman Marcus Group Ltd. LLC
TBD% due 05/08/2025 «	848	870
TBD% - 14.000% (LIBOR03M + 12.750%) due 10/07/2020 ~µ	5,830	5,991
0.000% due 10/25/2023 ^(e)	22,095	4,382

Ortho-Clinical Diagnostics S.A.
3.416% (LIBOR03M + 3.250%) due 06/30/2025 ~	610	593

Parexel International Corp.
2.911% (LIBOR03M + 2.750%) due 09/27/2024 ~	88	85

PetSmart, Inc.
5.000% (LIBOR03M + 4.000%) due 03/11/2022 ~	5,783	5,774

Playtika Holding Corp.
7.072% (LIBOR03M + 6.000%) due 12/10/2024 ~	3,914	3,956

PUG LLC
3.661% (LIBOR03M + 3.500%) due 02/12/2027 ~	36	30

Refinitiv U.S. Holdings, Inc.
3.411% (LIBOR03M + 3.250%) due 10/01/2025 ~	690	685

Reynolds Consumer Products LLC
1.911% (LIBOR03M + 1.750%) due 02/04/2027 ~	100	98

Sequa Mezzanine Holdings LLC
5.000% (LIBOR03M + 4.000%) due 04/28/2024 ~	92	71

Sotera Health Holdings LLC
5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~	146	146

Starfruit Finco BV
3.178% (LIBOR03M + 3.000%) due 10/01/2025 ~	182	177

Summer (BC) Holdco B SARL
5.331% (LIBOR03M + 4.750%) due 12/04/2026 ~	3,303	3,084

Sunshine Luxembourg SARL
5.322% (LIBOR03M + 4.250%) due 10/01/2026 ~	2,294	2,287

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~	8,814	7,029

U.S. Renal Care, Inc.
5.188% (LIBOR03M + 5.000%) due 06/26/2026 ~	452	443

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~	3,765	3,618

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~	922	876

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (d)	3,747	2,632

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Windstream Services LLC
7.500% (PRIME + 4.250%) due 02/17/2024 «~		$6,474	$4,030
8.250% (PRIME + 5.000%) due 03/29/2021 «~		10,906	6,871

Zayo Group Holdings, Inc.
3.161% (LIBOR03M + 3.000%) due 03/09/2027 ~		200	194

Total Loan Participations and Assignments (Cost $125,148)			95,937

CORPORATE BONDS & NOTES 69.9%

BANKING & FINANCE 22.4%

Ally Financial, Inc.
8.000% due 11/01/2031		1,445	1,967

Ambac LSNI LLC
6.000% due 02/12/2023 •		471	471

Banco BTG Pactual S.A.
4.500% due 01/10/2025		200	200

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	800	236

Bank of Nova Scotia
4.900% due 06/04/2025 •(i)(k)		$2,191	2,256

Barclays Bank PLC
7.625% due 11/21/2022 (k)		4,400	4,838

Barclays PLC
7.125% due 06/15/2025 •(i)(k)	GBP	1,200	1,604
7.750% due 09/15/2023 •(i)(k)		$1,000	1,019
7.875% due 09/15/2022 •(i)(k)	GBP	415	554
8.000% due 06/15/2024 •(i)(k)		$400	424

BGC Partners, Inc.
3.750% due 10/01/2024 (n)		1,200	1,195

Brookfield Finance, Inc.
3.900% due 01/25/2028		12	14
4.700% due 09/20/2047		142	177

Cantor Fitzgerald LP
4.875% due 05/01/2024		31	34
6.500% due 06/17/2022 (n)		8,500	9,161

CBL & Associates LP
5.950% due 12/15/2026 ^(e)(j)		2,716	639

Credit Agricole S.A.
7.875% due 01/23/2024 •(i)(k)(n)		300	330

Credit Suisse Group AG
7.500% due 07/17/2023 •(i)(k)		200	211
7.500% due 12/11/2023 •(i)(k)		7,243	7,972

Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	1,873	2,174

Equitable Holdings, Inc.
5.000% due 04/20/2048		$9	11

ESH Hospitality, Inc.
4.625% due 10/01/2027		58	56

Flagstar Bancorp, Inc.
6.125% due 07/15/2021		3,500	3,590

Ford Motor Credit Co. LLC
5.125% due 06/16/2025		2,700	2,883

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		377	356
6.750% due 03/15/2022		482	490

GE Capital Funding LLC
4.400% due 05/15/2030 (n)		1,000	1,055

GSPA Monetization Trust
6.422% due 10/09/2029		3,217	3,195

Highwoods Realty LP
2.600% due 02/01/2031 (c)		1,000	1,004

HSBC Holdings PLC
5.875% due 09/28/2026 •(i)(k)(n)	GBP	200	258
6.000% due 09/29/2023 •(i)(k)(n)	EUR	2,070	2,516
6.500% due 03/23/2028 •(i)(k)		$300	303

Hunt Cos., Inc.
6.250% due 02/15/2026		26	24

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		200	202

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	69

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ING Groep NV
5.750% due 11/16/2026 •(i)(k)		$400	$410

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		68	68

Ladder Capital Finance Holdings LLP
4.250% due 02/01/2027		37	31

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(i)(k)(n)		5,999	6,354
7.625% due 06/27/2023 •(i)(k)	GBP	2,300	3,124
7.875% due 06/27/2029 •(i)(k)		6,518	9,626

Navient Corp.
5.625% due 08/01/2033		$48	41

Newmark Group, Inc.
6.125% due 11/15/2023		62	64

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		1,212	1,224

Regency Centers LP
3.700% due 06/15/2030 (n)		299	331

Royal Bank of Scotland Group PLC
6.000% due 12/29/2025 •(i)(k)		2,400	2,526
7.500% due 08/10/2020 •(i)(k)		3,080	3,081
8.000% due 08/10/2025 •(i)(k)(n)		5,990	6,767
8.625% due 08/15/2021 •(i)(k)		2,100	2,199

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(k)	GBP	2,025	2,750
7.375% due 06/24/2022 •(i)(k)		4,100	5,557

Societe Generale S.A.
6.750% due 04/06/2028 •(i)(k)		$200	201
7.375% due 10/04/2023 •(i)(k)		600	619

Springleaf Finance Corp.
5.625% due 03/15/2023		1,172	1,243
6.125% due 03/15/2024		134	146
6.875% due 03/15/2025		104	116

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	624	1,099
6.052% due 10/13/2039		2,288	4,087

TP ICAP PLC
5.250% due 01/26/2024 (n)		2,980	4,221

UniCredit SpA
7.830% due 12/04/2023 (n)		$4,160	4,896

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	2,846	3,865

Uniti Group LP
7.875% due 02/15/2025 (n)		$13,780	14,526

Voyager Aviation Holdings LLC
8.500% due 08/15/2021 (n)		6,929	5,083

			135,674

INDUSTRIALS 33.4%

Albertsons Cos., Inc.
3.500% due 02/15/2023		22	23
4.625% due 01/15/2027		10	11
4.875% due 02/15/2030		20	22

Alcon Finance Corp.
2.600% due 05/27/2030 (n)		200	215

Altice Financing S.A.
2.250% due 01/15/2025	EUR	100	113
7.500% due 05/15/2026 (n)		$2,600	2,799

Altice France S.A.
7.375% due 05/01/2026 (n)		1,112	1,187

Amdocs Ltd.
2.538% due 06/15/2030 (n)		1,300	1,358

Arconic Corp.
6.125% due 02/15/2028		32	34

Associated Materials LLC
9.000% due 01/01/2024 (j)		788	681

Avon International Capital PLC
6.500% due 08/15/2022		26	26

B.C. Unlimited Liability Co.
4.375% due 01/15/2028		22	23

Banner Health
2.338% due 01/01/2030 (n)		471	491
3.181% due 01/01/2050 (n)		300	335

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)	$149	$108

Boeing Co.
4.508% due 05/01/2023 (n)	348	364
4.875% due 05/01/2025 (n)	478	517
5.040% due 05/01/2027 (n)	382	414
5.150% due 05/01/2030 (n)	884	970
5.705% due 05/01/2040 (n)	860	975
5.805% due 05/01/2050 (n)	1,116	1,314
5.930% due 05/01/2060 (n)	1,036	1,248

Bombardier, Inc.
6.000% due 10/15/2022	32	30
6.125% due 01/15/2023	830	715
7.500% due 12/01/2024	3,302	2,683
7.500% due 03/15/2025	5,828	4,713
7.875% due 04/15/2027	2,803	2,240

Brink’s Co.
5.500% due 07/15/2025	1,300	1,384

Broadcom, Inc.
4.150% due 11/15/2030	586	659
4.300% due 11/15/2032	676	777
5.000% due 04/15/2030	46	55

Camelot Finance S.A.
4.500% due 11/01/2026	9	9

CCO Holdings LLC
4.250% due 02/01/2031	7,759	8,106
4.500% due 08/15/2030	170	180
4.750% due 03/01/2030	176	188

Citrix Systems, Inc.
3.300% due 03/01/2030	78	85

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024	168	153

Community Health Systems, Inc.
6.250% due 03/31/2023 (n)	7,950	8,020
6.625% due 02/15/2025	2,918	2,955
8.000% due 03/15/2026 (n)	494	506
8.625% due 01/15/2024 (n)	846	874

Connect Finco SARL
6.750% due 10/01/2026	62	64

Corning, Inc.
5.450% due 11/15/2079	77	101

CVS Pass-Through Trust
7.507% due 01/10/2032 (n)	805	1,015

Dell International LLC
6.020% due 06/15/2026 (n)	2,534	2,973

Delta Air Lines, Inc.
7.375% due 01/15/2026	920	913

Diamond Resorts International, Inc.
10.750% due 09/01/2024 (n)	1,476	1,315

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (n)	1,670	1,625

Empresa de Transporte de Pasajeros Metro S.A.
4.700% due 05/07/2050	200	251

Energy Transfer Operating LP
2.900% due 05/15/2025	39	39
3.750% due 05/15/2030	86	85
5.000% due 05/15/2050	78	78

Envision Healthcare Corp.
8.750% due 10/15/2026	2,356	951

Exela Intermediate LLC
10.000% due 07/15/2023	120	31

Expedia Group, Inc.
3.600% due 12/15/2023 (n)	1,200	1,215

Ferroglobe PLC
9.375% due 03/01/2022	1,700	740

First Quantum Minerals Ltd.
6.500% due 03/01/2024	1,452	1,427
6.875% due 03/01/2026	1,000	1,005

Flex Ltd.
4.875% due 06/15/2029	17	20

Ford Motor Co.
7.700% due 05/15/2097 (n)	9,770	10,127

Fresh Market, Inc.
9.750% due 05/01/2023	7,590	6,300

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Frontier Finance PLC
8.000% due 03/23/2022	GBP	4,600	$6,232

Full House Resorts, Inc.
8.575% due 01/31/2024		$290	279
9.738% due 02/02/2024		25	24

General Electric Co.
4.350% due 05/01/2050 (n)		2,000	2,077
5.875% due 01/14/2038		22	26
6.150% due 08/07/2037		6	7
6.875% due 01/10/2039		9	12

Griffon Corp.
5.750% due 03/01/2028		13	14

HCA, Inc.
3.500% due 09/01/2030		66	69
7.500% due 11/15/2095		1,200	1,475

iHeartCommunications, Inc.
6.375% due 05/01/2026		1,177	1,242
8.375% due 05/01/2027		357	355

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)	EUR	300	357

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)		200	238

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)		$468	489

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)		345	357

Innophos Holdings, Inc.
9.375% due 02/15/2028		124	127

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(e)		52	15

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(e)		1,776	1,117
8.000% due 02/15/2024		11	11
8.500% due 10/15/2024 ^(e)		11,500	7,619
9.750% due 07/15/2025 ^(e)		9,438	6,291

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(e)		1,508	87
8.125% due 06/01/2023 ^(e)(n)		7,535	433

Kinder Morgan, Inc.
7.800% due 08/01/2031 (n)		3,500	4,898

Kraft Heinz Foods Co.
5.500% due 06/01/2050		200	235

LifePoint Health, Inc.
4.375% due 02/15/2027		8	8

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		50	9

Marriott International, Inc.
4.625% due 06/15/2030		40	43

Mattel, Inc.
5.875% due 12/15/2027		9	10

Melco Resorts Finance Ltd.
5.750% due 07/21/2028		2,100	2,135

Micron Technology, Inc.
5.327% due 02/06/2029		156	190

NCL Corp. Ltd.
3.625% due 12/15/2024		76	50
12.250% due 05/15/2024 (n)		3,440	3,747

Netflix, Inc.
3.625% due 06/15/2030	EUR	200	258
3.875% due 11/15/2029		634	832
4.625% due 05/15/2029		5,900	8,100
4.875% due 06/15/2030		$100	118
5.375% due 11/15/2029		62	75

New Albertson’s LP
6.570% due 02/23/2028		6,800	6,765

Noble Holding International Ltd.
7.875% due 02/01/2026 ^(e)		262	63

Odebrecht Oil & Gas Finance Ltd.
0.000% due 08/31/2020 (h)(i)		1,101	3

Oracle Corp.
3.850% due 04/01/2060 (n)		194	244
4.000% due 07/15/2046		54	67

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028		534	560
7.375% due 06/01/2025		219	234

70	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific Drilling SA
8.375% due 10/01/2023		$405	$88

Pan American Energy LLC
28.138% (BADLARPP) due 11/20/2020 ~	ARS	42,700	329

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		$110	117

PayPal Holdings, Inc.
2.300% due 06/01/2030		161	174
3.250% due 06/01/2050		138	168

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	6,476	6,122
4.875% due 02/21/2028		318	326
5.350% due 02/12/2028		$690	607
5.950% due 01/28/2031		194	167
6.490% due 01/23/2027		80	76
6.500% due 03/13/2027 (n)		2,894	2,761
6.750% due 09/21/2047		50	41
6.840% due 01/23/2030		2,530	2,356
6.950% due 01/28/2060		320	265
7.690% due 01/23/2050		120	106

Petronas Capital Ltd.
3.500% due 04/21/2030 (n)		400	456
4.550% due 04/21/2050		200	275
4.800% due 04/21/2060		200	303

Picasso Finance Sub, Inc.
6.125% due 06/15/2025		88	94

Platin 1426 GmbH
6.875% due 06/15/2023	EUR	400	469

Prime Security Services Borrower LLC
6.250% due 01/15/2028		$82	86

PTC, Inc.
3.625% due 02/15/2025		31	32
4.000% due 02/15/2028		16	17

Qorvo, Inc.
4.375% due 10/15/2029		1,830	1,973

QVC, Inc.
5.950% due 03/15/2043		2,979	2,823

Radiate Holdco LLC
6.875% due 02/15/2023		3	3

Radiology Partners, Inc.
9.250% due 02/01/2028		56	56

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	200	248

RELX Capital, Inc.
3.000% due 05/22/2030		$128	142

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,300	2,304

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030 (n)		$751	864

Sands China Ltd.
4.600% due 08/08/2023 (n)		200	212
5.125% due 08/08/2025 (n)		200	218
5.400% due 08/08/2028 (n)		2,181	2,443

Sensata Technologies, Inc.
4.375% due 02/15/2030		30	32

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^(e)		1,909	1,783

Staples, Inc.
7.500% due 04/15/2026		13	11

Studio City Finance Ltd.
6.000% due 07/15/2025		2,100	2,144
6.500% due 01/15/2028		2,100	2,185

TEGNA, Inc.
4.625% due 03/15/2028		188	186

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		1,913	1,927

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022		1,369	1,358

Teva Pharmaceutical Finance Netherlands BV
6.000% due 01/31/2025	EUR	100	126

Topaz Solar Farms LLC
4.875% due 09/30/2039		$2,222	2,471
5.750% due 09/30/2039 (n)		12,988	15,536

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TransDigm, Inc.
5.500% due 11/15/2027		$116	$110

Transocean Pontus Ltd.
6.125% due 08/01/2025		127	118

Transocean, Inc.
7.250% due 11/01/2025		74	37
7.500% due 01/15/2026		69	35
8.000% due 02/01/2027		134	67

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		19	20

Triumph Group, Inc.
5.250% due 06/01/2022		25	20
6.250% due 09/15/2024		70	62

U.S. Renal Care, Inc.
10.625% due 07/15/2027		69	74

Unigel Luxembourg S.A.
8.750% due 10/01/2026		400	331

United Group BV
3.125% due 02/15/2026	EUR	242	274
3.250% due 02/15/2026 •		100	114
3.625% due 02/15/2028		300	340
4.875% due 07/01/2024		100	121

Univision Communications, Inc.
5.125% due 02/15/2025		$571	555

Valaris PLC
5.750% due 10/01/2044 ^(e)(j)		309	18
7.750% due 02/01/2026 ^(e)		18	1

Vale Overseas Ltd.
6.250% due 08/10/2026		167	201
6.875% due 11/21/2036		53	73
6.875% due 11/10/2039		41	57

Vale S.A.
3.750% due 01/10/2023	EUR	100	124

ViaSat, Inc.
5.625% due 09/15/2025		$83	84
5.625% due 04/15/2027		12	13

Viking Cruises Ltd.
13.000% due 05/15/2025 (n)		1,006	1,099

Walt Disney Co.
3.500% due 05/13/2040 (n)		1,007	1,161
3.600% due 01/13/2051 (n)		1,787	2,105
3.800% due 05/13/2060 (n)		1,169	1,443

Western Midstream Operating LP
2.116% (US0003M + 1.850%) due 01/13/2023 ~		46	43
6.250% due 02/01/2050		32	32

Wyndham Destinations, Inc.
3.900% due 03/01/2023		74	72
4.625% due 03/01/2030		47	43
5.400% due 04/01/2024		10	10
5.750% due 04/01/2027		740	735

Wynn Macau Ltd.
5.125% due 12/15/2029		200	195
5.500% due 01/15/2026		1,600	1,610

YPF S.A.
33.022% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	7,850	62

Zayo Group Holdings, Inc.
4.000% due 03/01/2027		$498	500
6.125% due 03/01/2028		77	80

			201,951

UTILITIES 14.1%

AT&T, Inc.
1.650% due 02/01/2028 (c)(n)		820	836
2.250% due 02/01/2032 (c)(n)		1,294	1,330
3.100% due 02/01/2043 (c)(n)		1,402	1,442
3.300% due 02/01/2052 (c)(n)		1,402	1,465
3.500% due 06/01/2041 (n)		1,134	1,235
3.500% due 02/01/2061 (c)(n)		1,422	1,491
3.650% due 06/01/2051 (n)		2,402	2,632
3.850% due 06/01/2060 (n)		1,610	1,797

Calpine Corp.
4.625% due 02/01/2029 (c)		1,640	1,660
5.000% due 02/01/2031 (c)		1,640	1,685

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Centrais Eletricas Brasileiras S.A.
3.625% due 02/04/2025		$200	$199
4.625% due 02/04/2030		200	202

CenturyLink, Inc.
4.000% due 02/15/2027		62	65

DTEK Finance PLC
10.750% due 12/31/2024 ^(e)		1,252	786

Edison International
5.750% due 06/15/2027		65	76

Frontier Communications Corp.
8.000% due 04/01/2027		106	110

Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023 (n)		8,000	8,922

Northwestern Bell Telephone
7.750% due 05/01/2030 (n)		12,625	13,880

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		42	38

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)		230	66

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		1,310	1,146

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)		7,251	705

Pacific Gas & Electric Co.
3.150% due 01/01/2026		50	52
3.250% due 06/15/2023 ^(n)		1,593	1,653
3.300% due 03/15/2027 ^(n)		1,741	1,849
3.400% due 08/15/2024 ^		394	415
3.450% due 07/01/2025 (n)		1,445	1,543
3.500% due 06/15/2025 ^		381	407
3.750% due 02/15/2024 ^		174	184
3.750% due 07/01/2028 (n)		1,445	1,580
3.750% due 08/15/2042 ^		22	23
3.850% due 11/15/2023 ^		392	415
4.000% due 12/01/2046 ^		8	8
4.300% due 03/15/2045 ^		27	30
4.500% due 07/01/2040 (n)		1,873	2,155
4.500% due 12/15/2041 ^		22	24
4.550% due 07/01/2030 (n)		4,311	4,960
4.600% due 06/15/2043 ^		18	21
4.650% due 08/01/2028 (n)		1,055	1,199
4.750% due 02/15/2044 ^(n)		779	904
4.950% due 07/01/2050 (n)		4,311	5,243

Petrobras Global Finance BV
5.093% due 01/15/2030		4,895	5,049
6.625% due 01/16/2034	GBP	100	137

RCS & RDS S.A.
2.500% due 02/05/2025	EUR	100	115

Rio Oil Finance Trust
8.200% due 04/06/2028		$248	259
9.250% due 07/06/2024		1,891	1,995
9.750% due 01/06/2027		487	521

Southern California Edison Co.
2.850% due 08/01/2029		16	17
3.650% due 03/01/2028		5	6
3.650% due 02/01/2050		31	36
5.750% due 04/01/2035		10	14
6.000% due 01/15/2034		2	3
6.650% due 04/01/2029		40	51

Sprint Corp.
7.125% due 06/15/2024 (n)		4,700	5,489
7.625% due 02/15/2025 (n)		494	601
7.625% due 03/01/2026 (n)		2,122	2,656
7.875% due 09/15/2023 (n)		3,400	3,952

Talen Energy Supply LLC
6.625% due 01/15/2028		30	30

Transocean Poseidon Ltd.
6.875% due 02/01/2027		114	105

Transocean Sentry Ltd.
5.375% due 05/15/2023		100	89

			85,558

Total Corporate Bonds & Notes (Cost $420,775)			423,183

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	71

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.8%

INDUSTRIALS 0.8%

Caesars Entertainment Corp.
5.000% due 10/01/2024	$1,066	$1,628

DISH Network Corp.
3.375% due 08/15/2026	3,400	3,139

		4,767

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(e)	10	1

Total Convertible Bonds & Notes (Cost $5,397)		4,768

MUNICIPAL BONDS & NOTES 6.0%

CALIFORNIA 0.7%

Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030	1,200	1,213

San Francisco, California City & County Redevelopment Agency Tax Allocation Bonds, Series 2009
8.406% due 08/01/2039	1,650	2,796

		4,009

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	56	61

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	35	40
7.350% due 07/01/2035	20	23

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	100	105

		229

OHIO 2.9%

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	11,000	17,617

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	800	805

WEST VIRGINIA 2.3%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	45,700	2,464
7.467% due 06/01/2047	10,760	11,202

		13,666

Total Municipal Bonds & Notes (Cost $25,920)		36,326

U.S. GOVERNMENT AGENCIES 3.3%

Fannie Mae
3.500% due 02/25/2042 (a)	594	61
3.822% due 02/25/2040 •	310	293
4.500% due 11/25/2042 (a)	1,601	243
6.078% due 01/25/2040 •(a)	249	50

Freddie Mac
0.000% due 02/25/2046 (b)(h)	6,583	6,103
0.100% due 02/25/2046 (a)	74,473	23
0.700% due 11/25/2055 ~(a)	34,820	2,612
3.000% due 02/15/2033 (a)	1,386	127
3.500% due 12/15/2032 (a)	2,371	220
6.172% due 11/25/2055 «~	8,444	5,137
7.722% due 12/25/2027 •	2,872	2,814
10.922% due 03/25/2025 •	718	783
11.544% due 09/15/2035 •	776	1,213

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
3.500% due 06/20/2042 - 10/20/2042 (a)	$465	$47
4.000% due 10/16/2042 - 10/20/2042 (a)	282	38

Total U.S. Government Agencies (Cost $20,136)		19,764

NON-AGENCY MORTGAGE-BACKED SECURITIES 16.2%

Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	78	76

Banc of America Funding Corp.
6.000% due 01/25/2037	4,589	4,448

Banc of America Funding Trust
4.183% due 01/20/2047 ^~	737	705

BBCMS Trust
1.366% (US0001M + 1.191%) due 07/15/2037 ~•	3,200	2,924

BCAP LLC Trust
0.000% due 06/26/2036 ~	120	67
3.261% due 08/26/2037 ~	13,062	11,363
3.273% due 07/26/2037 ~	7,101	6,660
3.277% due 08/28/2037 ~	5,278	5,102
4.438% due 09/26/2036 ~	4,948	4,281
4.857% due 03/26/2037 þ	731	847
5.217% due 05/26/2037 ~	1,069	319
5.750% due 12/26/2035 ~	2,925	2,623
6.250% due 11/26/2036	3,236	2,854

Bear Stearns ALT-A Trust
0.672% due 01/25/2036 ^•	893	1,023
3.356% due 09/25/2035 ^~	406	298
3.600% due 09/25/2047 ^~	4,951	3,336
3.668% due 11/25/2036 ^~	363	241
3.719% due 11/25/2035 ~	5,104	4,214

CD Mortgage Trust
5.688% due 10/15/2048	1,529	884

Chase Mortgage Finance Trust
3.785% due 12/25/2035 ^~	6	6
5.500% due 05/25/2036 ^	11	9

Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	74	77
6.000% due 09/25/2037	815	843

Commercial Mortgage Loan Trust
6.057% due 12/10/2049 ~	1,792	813

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	1,980	1,620
6.000% due 08/25/2037 ^~	939	759

Countrywide Alternative Loan Trust
3.921% due 04/25/2036 ^~	810	742
5.500% due 03/25/2035	244	160
5.500% due 01/25/2036	440	371
5.750% due 01/25/2035	240	241
5.750% due 02/25/2035	300	290
5.750% due 12/25/2036 ^	725	459
6.000% due 02/25/2035	356	350
6.000% due 04/25/2036	441	287
6.000% due 04/25/2037 ^	1,499	992
6.250% due 11/25/2036 ^	599	536
6.250% due 12/25/2036 ^•	527	354
6.500% due 08/25/2036 ^	430	238

Countrywide Home Loan Mortgage Pass-Through Trust
0.752% due 03/25/2035 ^•	3,412	2,838
6.000% due 07/25/2037	1,403	934
6.250% due 09/25/2036 ^	469	319

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
6.000% due 11/25/2035 ^	374	322

Credit Suisse Mortgage Capital Certificates
3.704% due 10/26/2036 ~	6,968	5,106

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^	138	101

First Horizon Mortgage Pass-Through Trust
3.834% due 05/25/2037 ^~	204	135
4.500% due 11/25/2035 ^~	182	156

GS Mortgage Securities Trust
5.622% due 11/10/2039	682	472

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		$3,508	$1,984

JPMorgan Alternative Loan Trust
3.523% due 03/25/2037 ^~		735	703
3.596% due 05/25/2036 ^~		1,261	890
3.715% due 03/25/2036 ^~		1,464	1,245

JPMorgan Chase Commercial Mortgage Securities Trust
5.623% due 05/12/2045		114	102

JPMorgan Mortgage Trust
3.369% due 02/25/2036 ^~		226	191
4.012% due 10/25/2035 ~		150	143
6.500% due 09/25/2035		84	80

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^		717	404
5.562% due 02/15/2040 ^~		314	175

Lehman Mortgage Trust
6.000% due 07/25/2037 ^		578	579
6.500% due 09/25/2037 ^		1,969	1,041

Lehman XS Trust
0.392% due 06/25/2047 •		1,543	1,335

MASTR Asset Securitization Trust
6.500% due 11/25/2037 ^		416	230

Merrill Lynch Mortgage Investors Trust
3.681% due 03/25/2036 ^~		1,499	992

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		9	7

Residential Accredit Loans, Inc. Trust
4.707% due 12/26/2034 ^~		767	492
6.000% due 08/25/2036 ^		255	252

Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		986	623
6.000% due 07/25/2037 ^		1,393	822
6.250% due 09/25/2037 ^		2,600	1,437

Residential Funding Mortgage Securities, Inc. Trust
4.626% due 09/25/2035 ~		599	430
4.930% due 08/25/2036 ^~		644	588

Structured Adjustable Rate Mortgage Loan Trust
3.581% due 01/25/2036 ^~		1,833	1,288
3.616% due 11/25/2036 ^~		1,727	1,607

SunTrust Adjustable Rate Mortgage Loan Trust
3.931% due 02/25/2037 ^~		180	165

WaMu Mortgage Pass-Through Certificates Trust
3.281% due 07/25/2037 ^~		750	663
3.555% due 05/25/2037 ^~		1,039	982
3.582% due 10/25/2036 ^~		635	556
3.644% due 02/25/2037 ^~		429	386

Worldwide Plaza Trust
3.596% due 11/10/2036 ~		6,000	5,876

Total Non-Agency Mortgage-Backed Securities (Cost $93,793)			98,063

ASSET-BACKED SECURITIES 17.4%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	869

Apidos CLO
0.000% due 07/22/2026 ~		$1,500	3
0.000% due 01/20/2031 ~		4,500	2,407

Argent Securities Trust
0.362% due 03/25/2036 •		3,489	2,290

Avoca CLO DAC
0.000% due 07/15/2032 ~	EUR	2,230	1,548

Bear Stearns Asset-Backed Securities Trust
0.312% due 10/25/2036 ^•		$3,438	4,163
6.500% due 10/25/2036 ^		339	250

Belle Haven ABS CDO Ltd.
1.623% due 07/05/2046 •		180,259	451

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,400	753
0.000% due 10/22/2031 ~		1,500	483

Citigroup Mortgage Loan Trust
0.322% due 12/25/2036 •		14,036	7,193
0.332% due 12/25/2036 •		1,774	1,221

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,366	1,523

72	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates
0.312% due 12/25/2046 •		$11,207	$9,857
0.312% due 06/25/2047 ^•		1,293	1,164
0.342% due 03/25/2037 •		875	835
0.372% due 06/25/2047 ^•		8,556	7,616

Countrywide Asset-Backed Certificates Trust
0.922% due 11/25/2035 •		4,008	3,868

FirstKey Homes Trust
2.791% due 09/17/2025 (c)		2,300	2,300
3.638% due 09/17/2025 (c)		400	400
4.284% due 09/17/2025 (c)		1,800	1,800
4.781% due 09/17/2025 (c)		5,722	5,722

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		8	673

Fremont Home Loan Trust
0.322% due 01/25/2037 •		13,592	7,182

Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	500	167

Home Equity Mortgage Loan Asset-Backed Trust
0.332% due 07/25/2037 •		$2,843	1,849

HSI Asset Securitization Corp. Trust
0.000% due 10/25/2036 (b)(h)		2,634	1,236

Lehman XS Trust
6.290% due 06/24/2046 þ		1,784	1,803

Loanpal Solar Loan Ltd.
2.750% due 07/20/2047 «		6,800	6,807

Long Beach Mortgage Loan Trust
0.472% due 01/25/2036 •		3,869	3,335

Marlette Funding Trust
0.000% due 09/17/2029 «(h)		7	1,990
0.000% due 03/15/2030 «(h)		6	1,597

Merrill Lynch Mortgage Investors Trust
0.505% due 04/25/2037 •		462	288

Morgan Stanley Mortgage Loan Trust
6.250% due 02/25/2037 ^~		586	398

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		1	1,447

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		4	2,040

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		1	639
0.000% due 10/15/2048 «(h)		1	578

SoFi Consumer Loan Program LLC
0.000% due 11/25/2026 «(h)		46	1,365

SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		4,400	889
0.000% due 07/25/2040 «(h)		21	563
0.000% due 09/25/2040 (a)(h)		1,758	497

South Coast Funding Ltd.
1.048% due 08/10/2038 •		11,945	1,820

Taberna Preferred Funding Ltd.
0.901% due 12/05/2036 •		4,883	4,053
0.921% due 08/05/2036 •		309	259
0.921% due 08/05/2036 ^•		6,097	5,122
2.370% due 07/05/2035 •		2,088	1,796

Total Asset-Backed Securities (Cost $125,483)			105,109

SOVEREIGN ISSUES 3.8%

Argentina Government International Bond
1.000% due 08/05/2021	ARS	58,494	483
2.500% due 07/22/2021		18,599	156
3.375% due 01/15/2023 ^(e)	EUR	200	100
3.380% due 12/31/2038 ^(e)		3,270	1,544
5.250% due 01/15/2028 ^(e)		200	96
6.250% due 11/09/2047 ^(e)		100	48
7.820% due 12/31/2033 ^(e)		9,789	5,497
15.500% due 10/17/2026	ARS	61,630	195
29.406% (BADLARPP) due 10/04/2022 ~		44	1
31.484% (BADLARPP + 2.000%) due 04/03/2022 ~		64,537	525

Autonomous City of Buenos Aires Argentina
32.742% (BADLARPP + 3.250%) due 03/29/2024 ~		251,512	1,963

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
34.410% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	93,360	$770

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	1,500	1,857

Ghana Government International Bond
6.375% due 02/11/2027		$500	464
7.875% due 02/11/2035		600	534
8.750% due 03/11/2061		200	178

Jordan Government International Bond
5.850% due 07/07/2030		1,100	1,102

Provincia de Buenos Aires
32.708% due 05/31/2022	ARS	16,716	129
33.198% due 04/12/2025		8,450	60
33.210% due 04/12/2025		354,562	2,500

Serbia Government International Bond
3.125% due 05/15/2027	EUR	574	720

South Africa Government International Bond
4.850% due 09/30/2029		$1,200	1,156
5.750% due 09/30/2049		1,200	1,071

Turkey Government International Bond
7.625% due 04/26/2029		500	508

Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024		200	204

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	1,205	1,195

Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		$248	18
8.250% due 10/13/2024 ^(e)		28	2
9.250% due 09/15/2027 ^(e)		315	23

Total Sovereign Issues (Cost $42,103)			23,099

		SHARES
COMMON STOCKS 0.8%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc. (f)		549,096	503

iHeartMedia, Inc. «(f)		412	3

iHeartMedia, Inc. ‘A’ (f)		30,657	257

			763

ENERGY 0.0%

Forbes Energy Services Ltd. (f)(l)		21,825	2

INDUSTRIALS 0.3%

McDermott International Ltd. (f)		332,769	1,181

Westmoreland Mining Holdings LLC «(f)(l)		53,248	400

			1,581

REAL ESTATE 0.4%

Uniti Group, Inc. «†(l)		274,273	2,573

Total Common Stocks (Cost $10,692)			4,919

WARRANTS 0.2%

COMMUNICATION SERVICES 0.2%

iHeartMedia, Inc. - Exp. 05/01/2039		199,662	1,462

INDUSTRIALS 0.0%

Sequa Corp. - Exp. 04/28/2024 «		819,000	0

Total Warrants (Cost $4,130)			1,462

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 4.2%

BANKING & FINANCE 1.6%

AGFC Capital Trust
2.025% (US0003M + 1.750%) due 01/15/2067 ~		1,800,000	$613

Banco Santander S.A.
6.250% due 09/11/2021 •(i)(k)		400,000	453

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(i)		70,000	74

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(i)		1,000,000	1,055

Nationwide Building Society
10.250% ~		35,500	7,435

			9,630

INDUSTRIALS 2.6%

General Electric Co.
5.000% due 01/21/2021 •(i)		268,000	213

Sequa Corp. (12.000% PIK)
12.000% «(d)		20,853	15,604

			15,817

Total Preferred Securities (Cost $25,020)			25,447

REAL ESTATE INVESTMENT TRUSTS 1.5%

REAL ESTATE 1.5%

VICI Properties, Inc.		423,584	9,196

Total Real Estate Investment Trusts (Cost $5,525)			9,196

SHORT-TERM INSTRUMENTS 5.2%

REPURCHASE AGREEMENTS (m) 3.8%
			22,942

		PRINCIPAL AMOUNT (000s)
SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021	ARS	25,915	214

ARGENTINA TREASURY BILLS 0.3%
28.063% due 08/27/2020 - 10/29/2020 (g)(h)		112,937	988
30.312% due 08/28/2020 ~		52,835	431
32.705% due 09/18/2020 ~		34,500	276

			1,695

U.S. TREASURY BILLS 1.1%
0.112% due 08/27/2020 - 10/22/2020 (c)(g)(h)(p)(r)		$6,716	6,715

Total Short-Term Instruments (Cost $32,034)			31,566

Total Investments in Securities (Cost $936,156)			878,839

Total Investments 145.1% (Cost $936,156)			$878,839

Financial Derivative Instruments (o)(q) (0.8)% (Cost or Premiums, net $8,150)			(4,945)

Auction Rate Preferred Shares (14.5)%			(87,425)

Other Assets and Liabilities, net (29.8)%			(180,618)

Net Assets Applicable to Common Shareholders 100.0%			$605,851

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	73

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
†	Forward Commitment Transaction.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)

Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(k)	Contingent convertible security.

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Forbes Energy Services Ltd.	10/09/2014 - 12/03/2014	$943	$2	0.00%
Uniti Group, Inc.	03/13/2020	1,736	2,573	0.42
Westmoreland Mining Holdings LLC	12/08/2014 - 10/19/2016	1,535	400	0.07

		$4,214	$2,975	0.49%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.130%	07/31/2020	08/03/2020	$7,600	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(7,792)	$7,600	$7,600
FICC	0.000	07/31/2020	08/03/2020	3,142	U.S. Treasury Notes 0.150% due 07/31/2022	(3,205)	3,142	3,142
JPS	0.120	07/31/2020	08/03/2020	12,200	U.S. Treasury Bonds 3.000% due 05/15/2045	(12,449)	12,200	12,200

Total Repurchase Agreements						$(23,446)	$22,942	$22,942

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BCY	1.500%	04/16/2020	TBD	(3)		$(426)	$(428)
BPS	0.500	07/24/2020	10/23/2020		GBP	(3,121)	(4,086)
	0.600	07/15/2020	08/19/2020			$(1,068)	(1,069)
	1.100	07/17/2020	08/21/2020			(296)	(296)
	1.100	07/20/2020	08/21/2020			(1,381)	(1,381)
	1.250	06/11/2020	08/11/2020			(989)	(990)

74	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2020

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	1.250%	07/15/2020	08/19/2020			$(3,287)	$(3,289)
	1.400	06/11/2020	08/11/2020			(1,186)	(1,188)
BRC	0.500	03/25/2020	TBD	(3)		(115)	(115)
BSN	1.412	07/06/2020	03/31/2021			(32,041)	(32,076)
CDC	0.500	06/16/2020	TBD	(3)		(13,639)	(13,648)
	0.500	07/13/2020	08/17/2020			(354)	(354)
	0.600	05/12/2020	TBD	(3)		(3,378)	(3,383)
	0.600	06/29/2020	09/01/2020			(5,992)	(5,995)
	1.137	07/21/2020	08/21/2020			(5,329)	(5,331)
	1.250	06/09/2020	09/09/2020			(4,015)	(4,023)
	1.250	06/12/2020	08/11/2020			(5,487)	(5,497)
CEW	1.350	06/10/2020	09/09/2020			(10,374)	(10,395)
CIW	0.550	07/21/2020	08/24/2020			(2,620)	(2,621)
DEU	1.550	05/15/2020	11/16/2020			(809)	(812)
IND	0.340	08/03/2020	09/03/2020			(11,400)	(11,400)
	0.340	08/04/2020	09/03/2020			(10,007)	(10,007)
JML	(0.100)	07/15/2020	10/15/2020		EUR	(1,631)	(1,921)
	0.450	07/17/2020	10/16/2020		GBP	(149)	(195)
SOG	0.450	08/03/2020	08/20/2020			$(4,512)	(4,512)
	0.550	07/15/2020	09/16/2020			(8,072)	(8,075)
	0.750	07/06/2020	08/10/2020			(2,958)	(2,960)
	0.750	07/15/2020	08/19/2020			(4,218)	(4,219)
	1.150	06/10/2020	09/09/2020			(2,429)	(2,434)
TDM	0.500	06/12/2020	TBD	(3)		(7,798)	(7,804)
	0.500	06/22/2020	TBD	(3)		(8,044)	(8,049)
UBS	1.000	07/15/2020	09/15/2020			(4,336)	(4,338)

Total Reverse Repurchase Agreements							$(162,891)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of July 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(428)	$0	$(428)	$713	$285
BPS	7,600	(12,299)	0	(4,699)	6,431	1,732
BRC	0	(115)	0	(115)	60	(55)
BSN	0	(32,076)	0	(32,076)	39,363	7,287
CDC	0	(38,231)	0	(38,231)	41,996	3,765
CEW	0	(10,395)	0	(10,395)	12,898	2,503
CIW	0	(2,621)	0	(2,621)	2,696	75
DEU	0	(812)	0	(812)	1,099	287
FICC	3,142	0	0	3,142	(3,205)	(63)
IND	0	(21,407)	0	(21,407)	23,251	1,844
JML	0	(2,116)	0	(2,116)	2,494	378
JPS	12,200	0	0	12,200	(12,449)	(249)
SOG	0	(22,200)	0	(22,200)	24,947	2,747
TDM	0	(15,853)	0	(15,853)	16,872	1,019
UBS	0	(4,338)	0	(4,338)	5,863	1,525

Total Borrowings and Other Financing Transactions	$22,942	$(162,891)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(29,196)	$(41,462)	$(66,314)	$(136,972)

Total Borrowings	$0	$(29,196)	$(41,462)	$(66,314)	$(136,972)

Payable for reverse repurchase agreements(5)					$(136,972)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	75

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

(n)	Securities with an aggregate market value of $191,115 have been pledged as collateral under the terms of the above master agreements as of July 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended July 31, 2020 was $(109,634) at a weighted average interest rate of 1.762%.Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(25,919) is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at July 31, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	13.522%	$	2,300	$(4)	$(494)	$(498)	$36	$0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	13.373		1,600	(7)	(360)	(367)	25	0

							$(11)	$(854)	$(865)	$61	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	3-Month USD-LIBOR	0.250%	Semi-Annual	12/18/2022	$	150,500	$73	$(322)	$(249)	$0	$(41)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		149,020	9,092	9,497	18,589	72	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		26,800	1,267	1,844	3,111	9	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		49,000	343	7,340	7,683	19	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		75,000	4,675	12,239	16,914	44	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		201,500	(6,573)	131,908	125,335	335	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		1,400	(10)	(459)	(469)	0	(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		21,100	(49)	(5,570)	(5,619)	0	(13)
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		22,000	(85)	(6,701)	(6,786)	0	(13)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		6,000	(18)	(2,461)	(2,479)	0	(4)
Receive(5)	3-Month USD-LIBOR	1.150	Semi-Annual	12/11/2050		206,400	(289)	(20,536)	(20,825)	0	(80)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	8,100	201	712	913	9	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,300	152	(255)	(103)	0	(13)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	14,500	151	(993)	(842)	0	(30)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		3,200	57	(454)	(397)	0	(10)

							$8,987	$125,789	$134,776	$488	$(205)

Total Swap Agreements							$8,976	$124,935	$133,911	$549	$(205)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of July 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$549	$549	$0	$0	$(205)	$(205)

(p)

Securities with an aggregate market value of $704 and cash of $12,259 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of July 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

76	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2020

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(q)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	08/2020	EUR	6,565		$7,570	$0	$(163)
	08/2020		$4,403	GBP	3,497	175	0
	10/2020		56	RUB	4,035	0	(3)

CBK	08/2020	BRL	524		$101	0	0
	08/2020		$101	BRL	524	0	(1)
	09/2020	BRL	524		$101	1	0
	09/2020		$251	MXN	5,571	0	(2)
	09/2020		2,074	PEN	7,117	0	(61)
	10/2020		1,551		5,492	2	0
	10/2020		80	RUB	5,767	0	(3)

DUB	08/2020	BRL	524		$99	0	(1)
	08/2020		$101	BRL	524	0	0

GLM	08/2020		688	GBP	541	20	0
	10/2020		39	RUB	2,840	0	(1)

HUS	08/2020	GBP	51,667		$63,448	0	(4,184)
	08/2020		$392	EUR	345	14	0

JPM	08/2020		11,295	GBP	9,011	500	0
	09/2020	GBP	37,728		$49,530	136	0

MYI	08/2020		$1,124	GBP	890	41	0

SCX	08/2020	EUR	29,379		$33,020	0	(1,587)
	09/2020		35,599		42,121	162	0

Total Forward Foreign Currency Contracts						$1,051	$(6,006)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at July 31, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	3.008%	$	1,000	$(195)	$114	$0	$(81)

GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	3.008		1,400	(278)	164	0	(114)

HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	3.008		1,700	(353)	214	0	(139)

Total Swap Agreements								$(826)	$492	$0	$(334)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of July 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BPS	$175	$0	$0	$175	$(166)	$0	$(81)	$(247)	$(72)	$0	$(72)
CBK	3	0	0	3	(67)	0	0	(67)	(64)	0	(64)
DUB	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
GLM	20	0	0	20	(1)	0	0	(1)	19	0	19
GST	0	0	0	0	0	0	(114)	(114)	(114)	96	(18)
HUS	14	0	0	14	(4,184)	0	(139)	(4,323)	(4,309)	4,325	16
JPM	636	0	0	636	0	0	0	0	636	(310)	326
MYI	41	0	0	41	0	0	0	0	41	0	41
SCX	162	0	0	162	(1,587)	0	0	(1,587)	(1,425)	1,590	165

Total Over the Counter	$1,051	$0	$0	$1,051	$(6,006)	$0	$(334)	$(6,340)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	77

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

(r)

Securities with an aggregate market value of $6,011 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of July 31, 2020.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of July 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$61	$0	$0	$488	$549

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,051	$0	$1,051

	$0	$61	$0	$1,051	$488	$1,600

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$205	$205

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,006	$0	$6,006
Swap Agreements	0	334	0	0	0	334

	$0	$334	$0	$6,006	$0	$6,340

	$0	$334	$0	$6,006	$205	$6,545

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended July 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(4,164)	$0	$0	$(100,174)	$(104,338)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,782	$0	$2,782
Swap Agreements	0	65	0	0	0	65

	$0	$65	$0	$2,782	$0	$2,847

	$0	$(4,099)	$0	$2,782	$(100,174)	$(101,491)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$777	$0	$0	$96,950	$97,727

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(9,505)	$0	$(9,505)
Swap Agreements	0	(213)	0	0	0	(213)

	$0	$(213)	$0	$(9,505)	$0	$(9,718)

	$0	$564	$0	$(9,505)	$96,950	$88,009

78	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of July 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$82,851	$13,086	$95,937
Corporate Bonds & Notes
Banking & Finance	0	135,674	0	135,674
Industrials	0	201,951	0	201,951
Utilities	0	85,558	0	85,558
Convertible Bonds & Notes
Industrials	0	4,767	0	4,767
Utilities	0	1	0	1
Municipal Bonds & Notes
California	0	4,009	0	4,009
Illinois	0	229	0	229
Ohio	0	17,617	0	17,617
Virginia	0	805	0	805
West Virginia	0	13,666	0	13,666
U.S. Government Agencies	0	14,627	5,137	19,764
Non-Agency Mortgage-Backed Securities	0	98,063	0	98,063
Asset-Backed Securities	10,222	77,188	17,699	105,109
Sovereign Issues	0	23,099	0	23,099
Common Stocks
Communication Services	760	0	3	763
Energy	2	0	0	2
Industrials	1,181	0	400	1,581
Real Estate	0	0	2,573	2,573
Warrants
Communication Services	0	1,462	0	1,462
Preferred Securities
Banking & Finance	0	9,630	0	9,630
Industrials	0	213	15,604	15,817

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2020
Real Estate Investment Trusts
Real Estate	$9,196	$0	$0	$9,196
Short-Term Instruments
Repurchase Agreements	0	22,942	0	22,942
Short-Term Notes	0	214	0	214
Argentina Treasury Bills	0	1,695	0	1,695
U.S. Treasury Bills	0	6,715	0	6,715

Total Investments	$21,361	$802,976	$54,502	$878,839

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	549	0	549
Over the counter	0	1,051	0	1,051

	$0	$1,600	$0	$1,600

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(205)	0	(205)
Over the counter	0	(6,340)	0	(6,340)

	$0	$(6,545)	$0	$(6,545)

Total Financial Derivative Instruments	$0	$(4,945)	$0	$(4,945)

Totals	$21,361	$798,031	$54,502	$873,894

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended July 31, 2020:

Category and Subcategory	Beginning Balance at 07/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$4,094	$18,506	$(627)	$(129)	$(4)	$(6,523)	$401	$(2,632)	$13,086	$(6,334)
U.S. Government Agencies	5,155	0	(105)	204	36	(153)	0	0	5,137	(159)
Asset-Backed Securities	17,416	8,940	(3,836)	26	337	(5,181)	0	(3)	17,699	(5,399)
Common Stocks
Communication Services	0	0	0	0	0	0	3	0	3	0
Industrials	772	0	0	0	0	(372)	0	0	400	(373)
Real Estate	0	1,736	0	0	0	837	0	0	2,573	837
Warrants
Industrials	1,519	0	0	0	0	(1,519)	0	0	0	(1,519)
Preferred Securities
Industrials	22,207	1,998	0	0	0	(8,601)	0	0	15,604	(8,600)

Totals	$51,163	$31,180	$(4,568)	$101	$369	$(21,512)	$404	$(2,635)	$54,502	$(21,547)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2020	79

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

July 31, 2020

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 07/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$4,030	Reference Instrument	Liquidity Discount	$0.750	—
	9,056	Third Party Vendor	Broker Quote	63.000-102.500	71.215
U.S. Government Agencies	5,137	Proxy Pricing	Base Price	60.830	—
Asset-Backed Securities	17,699	Proxy Pricing	Base Price	99.958-97,614.006	23,836.520
Common Stocks
Communication Services	3	Other Valuation Techniques(2)	—	—	—
Industrials	400	Other Valuation Techniques(2)	—	—	—
Real Estate	2,573	Other Valuation Techniques(2)	—	—	—
Preferred Securities
Industrials	15,604	Fundamental Valuation	Company Equity Value	$526,100,000.000	—

Total	$54,502

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at July 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

80	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Notes to Financial Statements

July 31, 2020

1. ORGANIZATION

PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II (each a “Fund” and collectively the “Funds”) are organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). Each Fund was organized as a Massachusetts business trust on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date

PIMCO Corporate & Income Opportunity Fund	September 13, 2002

PIMCO Corporate & Income Strategy Fund	October 17, 2001

PIMCO High Income Fund	February 18, 2003

PIMCO Income Strategy Fund	June 19, 2003

PIMCO Income Strategy Fund II	June 30, 2004

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The net asset value (“NAV”) presented may differ from the NAV reported for the same period in other Fund materials.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

ANNUAL REPORT	JULY 31, 2020	81

Notes to Financial Statements (Cont.)

(c) Distributions — Common Shares  The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Corporate & Income Opportunity Fund	Monthly	Monthly

PIMCO Corporate & Income Strategy Fund	Monthly	Monthly

PIMCO High Income Fund	Monthly	Monthly

PIMCO Income Strategy Fund	Monthly	Monthly

PIMCO Income Strategy Fund II	Monthly	Monthly

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income, and may distribute its net capital gain.

A Fund may engage in investment strategies, including those that employ the use of derivatives, to, among other things, seek to generate current, distributable income without regard to possible declines in the Fund’s NAV. A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s NAV. A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. A Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies, and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, common shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund at a time when their investment in a Fund has declined in value, which may be taxed at ordinary income rates. The tax treatment of certain derivatives in which a Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition.

Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure

82	PIMCO CLOSED-END FUNDS

July 31, 2020

requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund, or each of it’s share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to that Fund less any liabilities, by the total number of shares outstanding of that Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Funds generally do not calculate their NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Funds’ Boards of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

ANNUAL REPORT	JULY 31, 2020	83

Notes to Financial Statements (Cont.)

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to

84	PIMCO CLOSED-END FUNDS

July 31, 2020

the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs

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or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market based valuation estimates fair value by projecting the company’s market value, which may include unobservable inputs such as estimated recovery on assets. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Forward Commitment Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell forward commitments before the securities are delivered, which may result in a realized gain (loss).

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s loan interests may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may acquire interests in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with

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the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Acquisitions of loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by acquiring mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the U.S. Securities and Exchange Commission (“SEC”) or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related instruments in which the Funds may acquire interests include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Acquisitions of loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When acquiring a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because acquiring unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including

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Notes to Financial Statements (Cont.)

government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best

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when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at July 31, 2020, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

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In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a

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component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

PIMCO Corporate & Income Opportunity Fund is subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to PIMCO Corporate & Income Opportunity Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap

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Notes to Financial Statements (Cont.)

agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the Act (if any), the Fund will account for derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value) or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either

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industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, but may also be used for speculative purposes.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of

Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost

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and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Asset Segregation  Certain transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Fund. In such event, a Fund will cover its obligation under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by a Fund. With respect to forwards, futures contracts, options and swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted or physical settlement is not otherwise involved), a Fund (other than PIMCO Corporate & Income Opportunity Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II) is permitted to segregate or earmark liquid assets equal to a Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. For PIMCO Corporate & Income Opportunity Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II, with respect to forwards and futures contracts and interest rate swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted or physical settlement is not otherwise involved), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value, but may segregate full notional value, as applicable, with respect to certain other derivative instruments (including, written credit default swaps and written options) that contractually require or permit physical delivery of securities or other underlying assets. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under certain derivatives that are required to cash settle, a Fund will have the ability to employ leverage to a greater extent than if a Fund were to segregate or earmark liquid assets equal to the full notional value of the derivative.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of the principal risks the Funds may be subject to, please see the Principal Risks of the Funds section of this report.

	PIMCO Corporate & Income Fund (PTY)	PIMCO Corporate & Income Strategy Fund (PCN)	PIMCO High Income Fund (PHK)	PIMCO Income Strategy Fund (PFL)	PIMCO Income Strategy Fund II (PFN)

Call Risk	X	X	X	X	X

Collateralized Loan Obligations Risk	X	X	X	X	X

Contingent Convertible Securities Risk	X	X	X	X	X

Counterparty Risk	X	X	X	X	X

Credit Default Swaps Risk	X	X	X	X	X

Credit Risk	X	X	X	X	X

Derivatives Risk	X	X	X	X	X

Distressed and Defaulted Securities Risk	X	X	X	X	X

Emerging Markets Risk	X	X	X	X	X

Equity Securities and Related Market Risk	X	X	X	X	X

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	PIMCO Corporate & Income Fund (PTY)	PIMCO Corporate & Income Strategy Fund (PCN)	PIMCO High Income Fund (PHK)	PIMCO Income Strategy Fund (PFL)	PIMCO Income Strategy Fund II (PFN)

High Yield Securities Risk	X	X	X	X	X

Inflation/Deflation Risk	X	X	X	X	X

Inflation-Indexed Security Risk	X	X	X	X	X

Interest Rate Risk	X	X	X	X	X

Issuer Risk	X	X	X	X	X

Leverage Risk	X	X	X	X	X

Liquidity Risk	X	X	X	X	X

Loans and Other Indebtedness; Loan Participations and Assignments Risk	X	X	X	X	X

Management Risk	X	X	X	X	X

Market Risk	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities Risk	X	X	X	X	X

Other Investment Companies Risk	X	X	X	X	X

Portfolio Turnover Risk	X	X	X	X	X

Preferred Securities Risk	X	X	X	X	X

Private Placements Risk	X	X	X	X	X

Privately-Issued Mortgage-Related Securities Risk	X	X	X	X	X

Reinvestment Risk	X	X	X	X	X

Repurchase Agreements Risk	—	X	X	X	X

Restricted Securities Risk	X	X	X	X	X

Segregation and Coverage Risk	X	X	X	X	X

Senior Debt Risk	X	X	X	X	X

Sovereign Debt Risk	X	X	X	X	X

Structured Investments Risk	X	X	X	X	X

Tax Risk	X	X	X	X	X

Valuation Risk	X	X	X	X	X

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Collateral Loan Obligations Risk  is the risk of investing in a trust typically collateralized by a pool of loans issued by banks, corporations or any other public or private entity or person, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate or mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans (“Collateralized Loan Obligations Risk”) or (“CLOs”). In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, which includes the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.

Counterparty Risk  is the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience

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significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding.

Credit Default Swaps Risk  is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leveraging risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, selling credit default swaps may not be profitable for the Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction.

Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Distressed and Defaulted Securities Risk  is the risk of investing in the securities of financially distressed issuers, including the risk of default. These securities may fluctuate more in price, and are typically less liquid. The Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investments risk.

Equity Securities and Related Market Risk  is the risk that the values of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

High Yield Securities Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk  is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation Risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

Interest Rate Risk  is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a short average portfolio duration.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

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Leverage Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, dollar rolls and/or borrowings (as well as from any future issuance of preferred shares), delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell that the Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Loans and Other Indebtedness; Loan Participations and Assignments Risk  the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral.

In the event of the insolvency of the lender selling a participation, there is a risk that the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

There is the risk that the Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations.

To the extent the Fund acquires loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not acquire such instruments.

Market Risk  is the risk that the market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to factors affecting securities markets generally or particular industries.

Management Risk  is the risk that the investment techniques and risk analyses applied by the Manager will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Manager and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Other Investment Companies Risk  is the risk that Common Shareholders may be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Portfolio Turnover Risk  is the risk that a high portfolio turnover will result in greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely affect the Fund’s after-tax returns.

Preferred Securities Risk  is the risk that certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions which may require the Fund to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. Additionally, preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

Private Placements Risk  is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Privately-Issued Mortgage-Related Securities Risk  is the risk of non-payment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Reinvestment Risk  is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding

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securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

Repurchase Agreements Risk  is the risk that, if the party agreeing to repurchase a security should default, the Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted Securities Risk  is the risk that the Fund’s investment in securities that have not been registered for public sale may be relatively less liquid than registered securities traded on established securities markets. Securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Segregation and Coverage Risk  is the risk that certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility.

Senior Debt Risk  is the risk that the Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Structured Investments Risk  is the risk that the Fund’s investment in structured products, including, structured notes, credit-linked notes and other types of structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products generally entail risks associated with derivative instruments.

Tax Risk  is the risk that if, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

Valuation Risk  is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Principal Risks of the Funds section of this report for a more comprehensive list of the principal risks the Funds may be subject to. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including

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PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cybersecurity Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and

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Notes to Financial Statements (Cont.)

U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

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Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate

PIMCO Corporate & Income Opportunity Fund	0.65%	(1)

PIMCO Corporate & Income Strategy Fund	0.81%	(1)

PIMCO High Income Fund	0.76%	(1)

PIMCO Income Strategy Fund	0.86%	(2)

PIMCO Income Strategy Fund II	0.83%	(2)

(1)	Management fees calculated based on the Fund’s average daily net asset value (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
(2)

Management fees calculated based on the Fund’s average weekly “total managed assets”. Total managed assets includes total assets of each Fund (including any assets attributable to any preferred shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

(b) Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board (for example, so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments))); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Funds who is not an interested person under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” (the ”PIMCO Interval Funds”), and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Closed-End Funds and the PIMCO Interval Funds, the “PIMCO Managed Funds”). In addition, each of the Independent Trustees (other than Mr. Kittredge) also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), an affiliate of PIMCO, serves as investment manager.

The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act.

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Notes to Financial Statements (Cont.)

Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended July 31, 2020, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Corporate & Income Opportunity Fund	$38,113	$164,526

PIMCO Corporate & Income Strategy Fund	11,663	55,952

PIMCO High Income Fund	9,430	99,770

PIMCO Income Strategy Fund	3,834	11,603

PIMCO Income Strategy Fund II	10,904	24,018

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended July 31, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Corporate & Income Opportunity Fund	$82,941	$57,499	$957,341	$504,453

PIMCO Corporate & Income Strategy Fund	43,727	33,842	248,979	176,681

PIMCO High Income Fund	146,979	111,372	236,189	277,348

PIMCO Income Strategy Fund	2,534	395	170,084	77,957

PIMCO Income Strategy Fund II	4,125	0	324,301	161,555

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. COMMON SHARES OFFERING

Each Fund has the authority to issue unlimited shares of $0.001 par value common stock.

On March 23, 2017, the SEC declared effective a registration statement filed using the “shelf” registration process (the “Original PTY Shelf Registration”) for PIMCO Corporate & Income Opportunity Fund (for purposes of this paragraph, the “Fund”). Pursuant to the Original PTY Shelf Registration, the Fund was permitted to offer and sell, from time to time, in one or more offerings, up to 14,500,000 of its Common Shares, par value $0.00001 per share. The aggregate sales proceeds for the sales of the Fund’s Common Shares were subject to an aggregate cap of $229,680,000. As of July 1, 2019, the Fund had sold an aggregate of 13,662,714 Common Shares pursuant to the Original PTY Shelf Registration, representing net proceeds to the Fund of $227,144,920 after payment of commissions. On July 3, 2019, the SEC declared effective a new registration statement filed using the “shelf” registration process for the Fund (the “New PTY Shelf Registration”). Pursuant to the New PTY Shelf Registration, the Fund may offer, from time to time, in one or more offerings, an aggregate offering value of up to $500,000,000 of Common Shares.

On September 6, 2018, the SEC declared effective a registration statement filed using the “shelf” registration process for each of PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II.

Pursuant to its shelf registration, PIMCO Income Strategy Fund may offer and sell, from time to time, in one or more offerings, up to $100,000,000 of its Common Shares, par value $0.00001 per share.

Pursuant to its shelf registration, PIMCO Income Strategy Fund II may offer and sell, from time to time, in one or more offerings, up to $175,000,000 of its Common Shares, par value $0.00001 per share.

Each Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market”, including sales made directly on the NYSE or sales made to or

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through a market maker other than on an exchange. Any proceeds from a Fund’s offering of its common shares will be invested in accordance with its investment objective and policies as set forth in its effective registration statement.

Proceeds from the offerings (net of commissions and fees) during the period ended July 31, 2020 were as follows (amounts in thousands†):

	Period Ended July 31, 2020		Period Ended July 31, 2019

	Shares	Amount	Shares	Amount

PIMCO Corporate & Income Opportunity Fund	11,310	$198,642	4,849	$83,316

PIMCO Income Strategy	3,197	35,959	1,981	22,788

PIMCO Income Strategy Fund II	6,557	67,156	3,618	37,505

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. AUCTION-RATE PREFERRED SHARES

Each series of Auction-Rate Preferred Shares (“ARPS”) outstanding of each Fund has a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends. Dividends are accumulated daily at an annual rate that is typically reset every seven days through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid at least annually.

For the period ended July 31, 2020, the annualized dividend rates on the ARPS ranged from:

Fund Name	Shares Issued and Outstanding	High	Low	As of July 31, 2020
PIMCO Corporate & Income Opportunity Fund
Series M	1,748	4.664%	0.080%	0.180%
Series T	1,596	4.644%	0.100%	0.140%
Series W	1,634	4.564%	0.100%	0.140%
Series TH	1,786	4.322%	0.080%	0.180%
Series F	1,742	4.664%	0.080%	0.180%
PIMCO Corporate & Income Strategy Fund
Series M	242	3.498%	0.060%	0.135%
Series T	180	3.483%	0.075%	0.105%
Series W	214	3.423%	0.075%	0.105%
Series TH	138	3.242%	0.060%	0.135%
Series F	167	3.498%	0.060%	0.135%
PIMCO High Income Fund
Series M	455	3.731%	0.064%	0.144%
Series T	526	3.715%	0.080%	0.112%
Series W	369	3.651%	0.080%	0.112%
Series TH	476	3.458%	0.064%	0.144%
Series F	496	3.731%	0.064%	0.144%
PIMCO Income Strategy Fund
Series T	698	3.482%	1.346%	1.609%
Series W	636	3.446%	1.350%	1.611%
Series TH	474	3.426%	1.351%	1.609%
PIMCO Income Strategy Fund II
Series M	671	3.523%	1.361%	1.611%
Series T	855	3.482%	1.346%	1.609%
Series W	627	3.446%	1.350%	1.611%
Series TH	706	3.426%	1.351%	1.609%

Series F	638	3.557%	1.361%	1.608%

Each Fund is subject to certain limitations and restrictions while ARPS are outstanding. Failure to comply with these limitations and restrictions could preclude a Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of ARPS at their liquidation preference plus any accumulated, unpaid dividends.

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Notes to Financial Statements (Cont.)

Auction Rate Preferred shareholders of each Fund, who are entitled to one vote per share, generally vote together with the common shareholders of the Fund but vote separately as a class to elect two Trustees of the Fund and on certain matters adversely affecting the rights of the ARPS.

Since mid-February 2008, holders of ARPS issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” as defined for the Funds in the table below:

Fund Name		Applicable %		Reference Rate		Maximum Rate(1)
PIMCO Corporate & Income Opportunity Fund		200%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PTY
PIMCO Corporate & Income Strategy Fund		150%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PCN
PIMCO High Income Fund		160%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PHK
PIMCO Income Strategy Fund	The higher of	150% 1.50%	x +	7-Day USD LIBOR OR 7-Day USD LIBOR	= =	Maximum Rate for PFL	(2)
PIMCO Income Strategy Fund II	The higher of	150% 1.50%	x +	7-Day USD LIBOR OR 7-Day USD LIBOR	= =	Maximum Rate for PFN	(2)

(1)	In any event, the Maximum Rate will not be lower than 0%.
(2)	For the avoidance of doubt, the Maximum Rate for PFL and PFN may be less than the Applicable %, but will not be lower than 0%.

The maximum rate is a function of short-term interest rates and is typically but not necessarily, higher than the rate that would have otherwise been set through a successful auction. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

In May 2020, Fitch downgraded its rating of the ARPS of PIMCO Income Strategy Fund and PIMCO Strategy Fund II from “AAA” to “AA” and updated it’s applicable spread over reference rate from 1.25% to 1.50%, indicating the downgrades reflected recent extreme market volatility and reduced asset liquidity, which have quickly eroded asset coverage cushions for closed-end funds and challenged fund managers’ ability to deleverage.

On June 25, 2019, each Fund commenced a voluntary tender offer for up to 100% of its outstanding ARPS at a price equal to 87%, with respect to PIMCO Corporate & Income Strategy Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II, 88%, with respect to PIMCO High Income Fund, and 93%, with respect to PIMCO Corporate & Income Opportunity Fund, of the ARPS’ per share liquidation preference of $25,000 per share (or $21,750 per share for PIMCO Corporate & Income Strategy Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II, $22,000 per share for PIMCO High Income Fund and $23,250 per share for PIMCO Corporate & Income Opportunity Fund) and any unpaid dividends accrued through the expiration of the tender offers (each, a “Tender Offer”).

On or about July 26, 2019, each Fund announced the expiration and results of its Tender Offer.

Details of the ARPS tendered and not withdrawn for each Fund for the period ended July 31, 2019 are provided in the table below:

Fund Name	Liquidation Preference Per Share	Tender Offer Price Per Share	Price Percentage	Cash Exchanged for ARPS Tendered	ARPS Outstanding as of 07/31/2018	ARPS Tendered	ARPS Outstanding After Tender Offer as of 07/31/2019

PIMCO Corporate & Income Opportunity Fund	$25,000	$23,250	93%	$23,529,000	9,518	1,012	8,506

PIMCO Corporate & Income Strategy Fund	25,000	21,750	87	27,840,000	2,221	1,280	941

PIMCO High Income Fund	25,000	22,000	88	38,654,000	4,079	1,757	2,322

PIMCO Income Strategy Fund	25,000	21,750	87	5,285,250	2,051	243	1,808

PIMCO Income Strategy Fund II	25,000	21,750	87	4,371,750	3,698	201	3,497

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There were no tender offers for the period ended July 31, 2020, and as such, the ARPS outstanding for each Fund as of July 31, 2020 remains consistent with those amounts presented in the table above.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of July 31, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of July 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral- Capital(5)	Qualified Late-Year Loss Deferral- Ordinary(6)

PIMCO Corporate & Income Opportunity Fund	$0	$0	$68,655	$(12,995)	$(305,213)	$0	$(19,173)

PIMCO Corporate & Income Strategy Fund	0	0	40,024	(4,492)	(116,215)	0	(2,500)

PIMCO High Income Fund	0	0	75,290	(6,364)	(373,282)	0	(19,035)

PIMCO Income Strategy Fund	0	0	16,325	(2,811)	(66,627)	0	(4,134)

PIMCO Income Strategy Fund II	0	0	58,819	(5,698)	(162,346)	0	(8,712)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts, Grantor Trust Adjustments and Real Estate Investment Trusts (REITs), defaulted securities, straddle loss deferrals, partnership adjustments, convertible preferred securities, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(5)	Capital losses realized during the period November 1, 2019 through July 31, 2020 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through July 31, 2020 and Ordinary losses realized during the period January 1, 2020 through July 31, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of July 31, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Corporate & Income Opportunity Fund	$168,364	$136,849

PIMCO Corporate & Income Strategy Fund	63,172	53,043

PIMCO High Income Fund	174,522	198,760

PIMCO Income Strategy Fund	37,810	28,817

PIMCO Income Strategy Fund II	92,862	69,484

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JULY 31, 2020	105

Notes to Financial Statements (Cont.)

July 31, 2020

As of July 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Corporate & Income Opportunity Fund	$2,092,286	$389,562	$(318,878)	$70,684

PIMCO Corporate & Income Strategy Fund	797,387	187,004	(146,647)	40,357

PIMCO High Income Fund	1,184,596	388,887	(311,501)	77,386

PIMCO Income Strategy Fund	478,780	95,322	(78,665)	16,657

PIMCO Income Strategy Fund II	948,027	221,955	(162,521)	59,434

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, straddle loss deferrals, unrealized gain or loss on certain forward contracts, Grantor Trust Adjustments and Real Estate Investment Trusts (REITs), convertible preferred securities, defaulted securities, swaps, partnership adjustments and Lehman securities for federal income tax purposes.

For the fiscal years ended July 31, 2020 and July 31, 2019, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	July 31, 2020			July 31, 2019

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Corporate & Income Opportunity Fund	$154,886	$0	$0	$150,450	$0	$0

PIMCO Corporate & Income Strategy Fund	56,500	0	0	58,368	0	0

PIMCO High Income Fund	90,357	0	4,178	98,411	0	21,383

PIMCO Income Strategy Fund	29,815	0	3,398	27,687	0	2,473

PIMCO Income Strategy Fund II	63,301	0	4,395	66,081	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

17. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On August 3, 2020, the following distributions were declared to common shareholders payable September 1, 2020 to shareholders of record on August 13, 2020:

PIMCO Corporate & Income Opportunity Fund	$0.130000 per common share
PIMCO Corporate & Income Strategy Fund	$0.112500 per common share
PIMCO High Income Fund	$0.048000 per common share
PIMCO Income Strategy Fund	$0.090000 per common share
PIMCO Income Strategy Fund II	$0.080000 per common share

On September 1, 2020, the following distributions were declared to common shareholders payable October 1, 2020 to shareholders of record on September 11, 2020:

PIMCO Corporate & Income Opportunity Fund	$0.130000 per common share
PIMCO Corporate & Income Strategy Fund	$0.112500 per common share
PIMCO High Income Fund	$0.048000 per common share
PIMCO Income Strategy Fund	$0.090000 per common share
PIMCO Income Strategy Fund II	$0.080000 per common share

There were no other subsequent events identified that require recognition or disclosure.

106	PIMCO CLOSED-END FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II (hereafter collectively referred to as the “Funds”) as of July 31, 2020, the related statements of operations and cash flows for the year ended July 31, 2020, the statements of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2020, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2020 and each of the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

September 22, 2020

We have served as the auditor of one or more investment companies in PIMCO Taxable Closed-End Funds since 1995.

ANNUAL REPORT	JULY 31, 2020	107

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	CSG	Credit Suisse AG Cayman	MBC	HSBC Bank Plc

BOA	Bank of America N.A.	DEU	Deutsche Bank Securities, Inc.	MEI	Merrill Lynch International

BPS	BNP Paribas S.A.	DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC

BRC	Barclays Bank PLC	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

BSN	The Bank of Nova Scotia - Toronto	FOB	Credit Suisse Securities (USA) LLC	NOM	Nomura Securities International Inc.

BYR	The Bank of Nova Scotia	GLM	Goldman Sachs Bank USA	RTA	RBC (Barbados) Trading Bank Corp.

CBK	Citibank N.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

CDC	Natixis Securities Americas LLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale Paris

CEW	Canadian Imperial Bank of Commerce	IND	Crédit Agricole Corporate and Investment Bank S.A.	SSB	State Street Bank and Trust Co.

CFR	Credit Suisse Securities (Europe) Ltd.	JML	JP Morgan Securities Plc	TDM	TD Securities (USA) LLC

CIB	Canadian Imperial Bank of Commerce	JPM	JP Morgan Chase Bank N.A.	UBS	UBS Securities LLC

CIW	CIBC World Markets Corp.	JPS	J.P. Morgan Securities LLC

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol

AUD	Australian Dollar	GBP	British Pound	RUB	Russian Ruble

BRL	Brazilian Real	MXN	Mexican Peso	USD (or $)	United States Dollar

CLP	Chilean Peso

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.HY	Credit Derivatives Index - High Yield	PRIME	Daily US Prime Rate

BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate	US0001M	1 Month USD Swap Rate

BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal

Other Abbreviations:

ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	TBA	To-Be-Announced

BABs	Build America Bonds	DAC	Designated Activity Company	TBD	To-Be-Determined

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate

108	PIMCO CLOSED-END FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended July 31, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended July 31, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Corporate & Income Opportunity Fund	0.00%	0.00%	$74,237	$0

PIMCO Corporate & Income Strategy Fund	0.00%	0.00%	30,442	0

PIMCO High Income Fund	0.00%	0.00%	47,645	0

PIMCO Income Strategy Fund	0.00%	0.00%	15,039	0

PIMCO Income Strategy Fund II	0.00%	0.00%	29,834	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

ANNUAL REPORT	JULY 31, 2020	109

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Fund estimated the monthly sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the fiscal period ended July 31, 2020 calculated as of the end of each month pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

For the period ending July 31, 2020, the Fund did not distribute dividends that included a return of capital. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Corporate & Income Opportunity Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

February 2020	$0.1300	$0.0000	$0.0000	$0.1300

March 2020	$0.1300	$0.0000	$0.0000	$0.1300

April 2020	$0.1300	$0.0000	$0.0000	$0.1300

May 2020	$0.1300	$0.0000	$0.0000	$0.1300

June 2020	$0.1300	$0.0000	$0.0000	$0.1300

July 2020	$0.1300	$0.0000	$0.0000	$0.1300

PIMCO Corporate & Income Strategy Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

February 2020	$0.1125	$0.0000	$0.0000	$0.1125

March 2020	$0.1125	$0.0000	$0.0000	$0.1125

April 2020	$0.1125	$0.0000	$0.0000	$0.1125

May 2020	$0.1125	$0.0000	$0.0000	$0.1125

June 2020	$0.1125	$0.0000	$0.0000	$0.1125

July 2020	$0.1125	$0.0000	$0.0000	$0.1125

PIMCO High Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

February 2020	$0.0613	$0.0000	$0.0000	$0.0613

March 2020	$0.0613	$0.0000	$0.0000	$0.0613

April 2020	$0.0613	$0.0000	$0.0000	$0.0613

May 2020	$0.0613	$0.0000	$0.0000	$0.0613

June 2020	$0.0480	$0.0000	$0.0000	$0.0480

July 2020	$0.0480	$0.0000	$0.0000	$0.0480

PIMCO Income Strategy Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

February 2020	$0.0900	$0.0000	$0.0000	$0.0900

March 2020	$0.0900	$0.0000	$0.0000	$0.0900

April 2020	$0.0820	$0.0000	$0.0080	$0.0900

May 2020	$0.0900	$0.0000	$0.0000	$0.0900

June 2020	$0.0900	$0.0000	$0.0000	$0.0900

July 2020	$0.0900	$0.0000	$0.0000	$0.0900

PIMCO Income Strategy Fund II	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

February 2020	$0.0800	$0.0000	$0.0000	$0.0800

March 2020	$0.0800	$0.0000	$0.0000	$0.0800

April 2020	$0.0731	$0.0000	$0.0069	$0.0800

May 2020	$0.0800	$0.0000	$0.0000	$0.0800

June 2020	$0.0773	$0.0000	$0.0027	$0.0800

July 2020	$0.0800	$0.0000	$0.0000	$0.0800

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund's net income, yield, earnings or investment performance.

110	PIMCO CLOSED-END FUNDS

Shareholder Meeting Results

(Unaudited)

Annual Shareholder Meeting Results

PIMCO Corporate & Income Opportunity Fund and PIMCO Corporate & Income Strategy Fund held their annual meetings of shareholders on April 27, 2020. Shareholders voted as indicated below:

PIMCO Corporate & Income Opportunity Fund

Shareholders voted as indicated below:

	Affirmative	Withheld Authority

Re-election of Sarah E. Cogan* — Class II to serve until the annual meeting held during the 2023 fiscal year	39	3,273

Re-election of David N. Fisher† — Class II to serve until the annual meeting held during the 2023 fiscal year	73,742,759	1,771,556

Re-election of James A. Jacobson — Class II to serve until the annual meeting held during the 2023 fiscal year	73,648,348	1,865,967

The other members of the Board of Trustees at the time of the meeting, namely, Ms. DeCotis and Messrs. Kertess, Maney, Ogden and Rappaport, continued to serve as Trustees of the Fund.

†	Interested Trustee
*	Preferred Shares Trustee

PIMCO Corporate & Income Strategy Fund

Shareholders voted as indicated below:

	Affirmative	Withheld Authority

Re-election of David N. Fisher† — Class III to serve until the annual meeting held during the 2023 fiscal year	30,815,339	953,820

Re-election of William B. Ogden, IV — Class III to serve until the annual meeting held during the 2023 fiscal year	30,744,830	1,024,329

Re-election of Alan Rappaport — Class III to serve until the annual meeting held during the 2023 fiscal year	30,818,243	950,916

The other members of the Board of Trustees at the time of the meeting, namely, Mses. Cogan and DeCotis and Messrs. Jacobson, Kertess and Maney continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II held their annual meetings of shareholders on June 29, 2020.

PIMCO High Income Fund

Shareholders voted as indicated below:

	Affirmative	Withheld Authority

Re-election of Sarah E. Cogan* — Class II to serve until the annual meeting held during the 2023 fiscal year	575	1,694

Re-election of David N. Fisher† — Class II to serve until the annual meeting held during the 2023 fiscal year	99,475,546	5,014,141

Re-election of James A. Jacobson — Class II to serve until the annual meeting held during the 2023 fiscal year	99,207,839	5,281,848

Election of Joseph B. Kittredge, Jr. — Class III to serve until the annual meeting held during the 2021 fiscal year	99,464,844	5,024,843

The other members of the Board of Trustees at the time of the meeting, namely, Ms. DeCotis and Messrs. Kertess, Maney, Ogden and Rappaport, continued to serve as Trustees of the Fund.

†	Interested Trustee
*	Preferred Shares Trustee

ANNUAL REPORT	JULY 31, 2020	111

Shareholder Meeting Results (Cont.)

(Unaudited)

PIMCO Income Strategy Fund

Shareholders voted as indicated below:

	Affirmative	Withheld Authority

Re-election of Sarah E. Cogan — Class I to serve until the annual meeting held during the 2023 fiscal year	24,806,729	728,532

Re-election of Hans W. Kertess* — Class I to serve until the annual meeting held during the 2023 fiscal year	1,421	357

Re-election of William B. Ogden, IV — Class I to serve until the annual meeting held during the 2023 fiscal year	24,282,583	1,252,678

Election of Joseph B. Kittredge, Jr. — Class III to serve until the annual meeting held during the 2022 fiscal year	24,801,074	734,187

The other members of the Board of Trustees at the time of the meeting, namely, Ms. DeCotis and Messrs. Jacobson, Fisher, Maney and Rappaport, continued to serve as Trustees of the Fund.

*	Preferred Shares Trustee

PIMCO Income Strategy Fund II

Shareholders voted as indicated below:

	Affirmative	Withheld Authority

Re-election of James A. Jacobson — Class III to serve until the annual meeting held during the 2023 fiscal year	56,729,506	1,882,806

Re-election of Hans W. Kertess — Class III to serve until the annual meeting held during the 2023 fiscal year	56,636,582	1,975,730

Re-election of John C. Maney† — Class III to serve until the annual meeting held during the 2023 fiscal year	56,903,730	1,708,582

Election of Joseph B. Kittredge, Jr.* — Class II to serve until the annual meeting held during the 2021 fiscal year	1,915	1,453

The other members of the Board of Trustees at the time of the meeting, namely, Mses. Cogan and DeCotis and Messrs. Fisher, Ogden and Rappaport, continued to serve as Trustees of the Fund.

†	Interested Trustee
*	Preferred Shares Trustee

112	PIMCO CLOSED-END FUNDS

Changes to Boards of Trustees

(Unaudited)

Effective May 11, 2020, the Board of Trustees appointed Mr. Joseph B. Kittredge, Jr. to the Board as a Class III Trustee of PIMCO High Income Fund, as a Class III Trustee of PIMCO Income Strategy Fund and as a Class II Trustee of PIMCO Income Strategy Fund II.

Effective June 11, 2020, the Board of Trustees appointed Mr. Joseph B. Kittredge, Jr. to the Board as a Class III Trustee of PIMCO Corporate & Income Opportunity Fund and as a Class I Trustee of PIMCO Corporate & Income Strategy Fund.

ANNUAL REPORT	JULY 31, 2020	113

Dividend Reinvestment Plan

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation  Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of a Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.astfinancial.com, by calling (844) 33-PIMCO (844-337-4626), by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to each Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan  For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from each Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of a Fund (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with each Fund’s then current policies.

Fees and expenses  No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although each Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees  In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your

114	PIMCO CLOSED-END FUNDS

(Unaudited)

name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences  Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33-PIMCO (844-337-4626); website: www.astfinancial.com.

ANNUAL REPORT	JULY 31, 2020	115

Additional Information Regarding the Funds

(Unaudited)

CHANGES OCCURRING DURING PRIOR FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

The following principal risk disclosure has been added with respect to each Fund:

Market Disruptions Risk

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

In March 2020, the U.S. Federal Reserve made two emergency interest-rate cuts, moving short-term rates to near zero, issued forward guidance that rates will remain low until the economy weathers the COVID-19 crisis, and resumed quantitative easing. Additionally, Congress approved a $2 trillion stimulus package to offset the severity and duration of a potential COVID-19-related recession. Dozens of central banks across Europe, Asia, and elsewhere announced similar economic relief packages.

116	PIMCO CLOSED-END FUNDS

Principal Investment Strategies1

(Unaudited)

PIMCO Corporate & Income Opportunity Fund

The Fund seeks to achieve its investment objective by utilizing a dynamic asset allocation strategy among multiple fixed income sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, bank loans, convertible securities and stressed debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other asset-backed securities, government and sovereign debt, taxable municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed issuers. The Fund cannot assure you that it will achieve its investment objective, and you could lose all of your investment in the Fund.

Portfolio Management Strategies

Dynamic Allocation Strategy.  In managing the Fund, the Fund’s investment manager, Pacific Investment Management Company LLC (“PIMCO” or the “Investment Manager”), employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down investment decisions, including geographic and credit sector emphasis, PIMCO manages the Fund with a focus on seeking income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions, asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist insights. The Fund will observe various investment guidelines as summarized below.

Investment Selection Strategies.  Once the Fund’s top-down, portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up, disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.

PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.

Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.

Credit Quality.  The Fund may invest in debt instruments that are, at the time of purchase, rated below investment grade, or that are unrated but determined by PIMCO to be of comparable quality. The Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC or lower by S&P Global Ratings (“S&P”) and Fitch, Inc. (“Fitch”) and Caa1 or lower by Moody’s Investors Services Inc. (“Moody’s”), or that are unrated but determined by PIMCO to be of comparable quality. The Fund may invest without limit in mortgage-related and other asset-backed securities regardless of rating (i.e., of any credit quality). Subject to this 20% restriction, the Fund may invest in issuers of any credit quality (including bonds in the lowest ratings categories) if PIMCO determines that the particular obligation is undervalued or offers an attractive yield relative to its risk profile. The Fund may also invest up to 5% of its total assets in defaulted bonds when PIMCO believes that the issuer’s potential revenues and prospects for recovery are favorable, except that the Fund may invest in mortgage-related and other asset-backed securities without regard to this limit, subject to the Fund’s other investment policies. For purposes of applying the foregoing policies, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. Subject to the aforementioned investment restrictions, the Fund may invest in securities of stressed issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging

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purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent Credit Analysis.  PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and/or to identify issuers, industries or sectors that are undervalued and/or offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

Duration Management.  It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight year (0 to 8) range), as calculated by PIMCO, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. PIMCO may also utilize certain strategies, including without limit investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Portfolio Contents

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets plus borrowings for investment purposes in a combination of corporate debt obligations of varying maturities, other corporate income-producing securities, and income-producing securities of non-corporate issuers, such as U.S. Government securities, municipal securities and mortgage-backed and other asset-backed securities issued on a public or private basis (the “80% Policy”). The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to corporate debt obligations of varying maturities, other corporate income-producing securities, and income-producing securities of non-corporate issuers will be counted toward satisfaction of this 80% Policy. The Fund will normally invest at least 25% of its total assets in corporate debt obligations and other corporate income-producing securities. Corporate income-producing securities include fixed-, variable- and floating-rate bonds, debentures, notes and other similar types of corporate debt instruments, such as preferred shares, convertible securities, bank loans and loan participations and assignments, payment-in-kind securities, step-ups, zero-coupon bonds, bank capital securities, bank certificates of deposit, fixed time deposits and bankers’ acceptances, stressed debt securities, structured notes and other hybrid instruments. Certain corporate income-producing securities, such as convertible bonds, also may include the right to participate in equity appreciation, and PIMCO will generally evaluate those instruments based primarily on their debt characteristics. In satisfying the Fund’s 80% Policy, the Fund may invest in mortgage-related securities, including mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial or residential mortgage-backed securities, mortgage dollar rolls, CMO residuals, adjustable rate mortgage-backed securities, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, debt instruments, including, without limitation, bonds, debentures, notes, and other debt securities of U.S. and foreign (non-U.S.) corporate and other issuers, including commercial paper; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; credit-linked trust certificates; structured credit products; bank loans (including, among others, senior loans, delayed funding loans, revolving credit facilities and loan participations and assignments); preferred securities and convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security) and contingent convertible securities. The Fund may invest in debt securities of stressed issuers. Subject to the investment limitations described above, at any given time and from time to time, substantially all of the Fund’s portfolio may consist of below

118	PIMCO CLOSED-END FUNDS

(Unaudited)

investment grade securities. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities (including collateralized bond obligations, collateralized loan obligations and other collateralized debt obligations), including the equity or “first loss” tranche. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index (i.e., inverse floaters).

The Fund may invest up to 25% of its total assets (measured at the time of investment) in non-U.S. dollar denominated securities (of both developed and “emerging market” countries), including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. The Fund may invest without limit in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity (“short-term investment grade sovereign debt”), including short-term investment grade sovereign debt issued by emerging market issuers. The Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to “emerging market” countries other than investments in short-term investment grade sovereign debt issued by emerging market issuers, where as noted above there is no limit. The Fund may also invest directly in foreign currencies, including local emerging market currencies.

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security.

The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdictions, including without limit securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may also invest in securities of other open- and closed-end investment companies, including, without limit, exchange-traded funds (“ETFs”), and may invest in foreign ETFs. The Fund may invest in real estate investment trusts. The Fund may invest in securities of companies with any market capitalization, including small and medium capitalizations.

The Fund may invest up to 20% of its total assets in illiquid securities (i.e., securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security).

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

The Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements.

In connection with rating the Fund’s outstanding auction rate preferred shares of beneficial interest (“ARPS” and, together with any other preferred shares the Fund may have outstanding, “Preferred Shares”), Moody’s imposes asset coverage tests and other restrictions that may limit the Fund’s ability to engage in certain of the transactions described above.

Temporary defensive investments.  Upon PIMCO’s recommendation, for temporary defensive purposes and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objective and policies and invest some or all of its net assets in investments of non-corporate issuers, including high quality, short-term debt securities. The Fund may not achieve its investment objective when it does so.

Use of Leverage

The Fund currently utilizes leverage principally through its outstanding Preferred Shares and reverse repurchase agreements and may also obtain additional leverage through dollar rolls or borrowings, such as through bank loans or commercial paper and/or other credit facilities. The amount of leverage the Fund utilizes may vary, but the Fund will not incur leverage (including Preferred Shares and other forms of leverage) in an amount exceeding 50% of its total assets.

The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, credit default swaps, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales and

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Principal Investment Strategies1 (Cont.)

when-issued, delayed delivery and forward commitment transactions. The Fund may also determine to issue other types of preferred shares.

The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. The Fund may also determine to decrease the leverage it currently maintains through its outstanding Preferred Shares through Preferred Shares redemptions or tender offers and may or may not determine to replace such leverage through other sources.

The Fund also may borrow money for temporary administrative purposes, to add leverage to the portfolio or for the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

PIMCO Corporate & Income Strategy Fund

The Fund seeks to achieve its investment objectives by utilizing a dynamic asset allocation strategy among multiple fixed income sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, bank loans, convertible securities and stressed debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other asset-backed securities, government and sovereign debt, taxable municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed issuers. The Fund cannot assure you that it will achieve its investment objectives, and you could lose all of your investment in the Fund.

Portfolio Management Strategies

Dynamic Allocation Strategy.  In managing the Fund, the Fund’s investment manager, PIMCO employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down investment decisions, including geographic and credit sector emphasis, PIMCO manages the Fund with a focus on seeking income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions, asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. For example, subject to the Fund’s investment policies and limitations, the Fund may invest a substantial portion of its total assets in mortgage-related and other asset-backed securities, which investments PIMCO may choose to increase or decrease, or eliminate entirely, over time and from time to time. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist insights. The Fund will observe various investment guidelines as summarized below.

Investment Selection Strategies.  Once the Fund’s top-down, portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up, disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.

PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.

Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.

Credit Quality.  The Fund may invest in debt instruments that are, at the time of purchase, rated below investment grade, or that are unrated but determined by PIMCO to be of comparable quality. The Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality. The Fund may invest without limit in mortgage-related and other asset-backed securities regardless of rating (i.e., of any credit quality). Subject to this 20% restriction, the Fund may invest in issuers of any credit quality (including bonds in the lowest ratings categories) if PIMCO determines that the particular obligation is undervalued or offers an attractive yield relative to its risk profile. The Fund may also invest up to 5% of its total assets in defaulted bonds when PIMCO believes that the issuer’s potential revenues and prospects for recovery are favorable, except that the Fund may invest in mortgage-related and

120	PIMCO CLOSED-END FUNDS

(Unaudited)

other asset-backed securities without regard to this limit, subject to the Fund’s other investment policies. For purposes of applying the foregoing policies, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. Subject to the aforementioned investment restrictions, the Fund may invest in securities of stressed issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent Credit Analysis.  PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and/or to identify issuers, industries or sectors that are undervalued and/or offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

Duration Management.  It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight year (0 to 8) range), as calculated by PIMCO, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. PIMCO may also utilize certain strategies, including without limit investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Portfolio Contents

Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets plus borrowings for investment purposes in a combination of corporate debt obligations of varying maturities, other corporate income-producing securities, and income-producing securities of non-corporate issuers, such as U.S. Government securities, municipal securities and mortgage-backed and other asset-backed securities issued on a public or private basis (the “80% Policy”). The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to corporate debt obligations of varying maturities, other corporate income-producing securities, and income-producing securities of non-corporate issuers will be counted toward satisfaction of this 80% Policy. The Fund will normally invest at least 25% of its total assets in corporate debt obligations and other corporate income-producing securities. Corporate income-producing securities include fixed-, variable- and floating-rate bonds, debentures, notes and other similar types of corporate debt instruments, such as preferred shares, convertible securities, bank loans and loan participations and assignments, payment-in-kind securities, step-ups, zero-coupon bonds, bank capital securities, bank certificates of deposit, fixed time deposits and bankers’ acceptances, stressed debt securities, structured notes and other hybrid instruments. Certain corporate income-producing securities, such as convertible bonds, also may include the right to participate in equity appreciation, and PIMCO will generally evaluate those instruments based primarily on their debt characteristics. In satisfying the Fund’s 80% Policy, the Fund may invest in mortgage-related securities, including mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial or residential mortgage-backed securities, mortgage dollar rolls, CMO residuals, adjustable rate mortgage-backed securities, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, debt instruments, including, without limitation, bonds, debentures, notes, and other debt securities of U.S. and foreign (non-U.S.) corporate and other issuers, including commercial paper; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local

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governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; credit-linked trust certificates; structured credit products; bank loans (including, among others, senior loans, delayed funding loans, revolving credit facilities and loan participations and assignments); preferred securities and convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security) and contingent convertible securities. The Fund may invest in debt securities of stressed issuers. Subject to the investment limitations described above, at any given time and from time to time, substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities (including collateralized bond obligations, collateralized loan obligations and other collateralized debt obligations), including the equity or “first loss” tranche. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index (i.e., inverse floaters).

The Fund may invest up to 25% of its total assets (measured at the time of investment) in non-U.S. dollar denominated securities (of both developed and “emerging market” countries), including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. The Fund may invest without limit in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity (“short-term investment grade sovereign debt”), including short-term investment grade sovereign debt issued by emerging market issuers. The Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to “emerging market” countries other than investments in short-term investment grade sovereign debt issued by emerging market issuers, where as noted above there is no limit. The Fund may also invest directly in foreign currencies, including local emerging market currencies.

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security.

The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdictions, including without limit securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may also invest in securities of other open- and closed-end investment companies, including, without limit, exchange-traded funds (“ETFs”), and may invest in foreign ETFs. The Fund may invest in real estate investment trusts. The Fund may invest in securities of companies with any market capitalization, including small and medium capitalizations.

The Fund may invest up to 15% of its total assets in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security).

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

The Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements.

In connection with rating the Fund’s outstanding auction rate preferred shares of beneficial interest (“ARPS” and, together with any other preferred shares the Fund may have outstanding, “Preferred Shares”), Moody’s and Fitch impose asset coverage tests and other restrictions that may limit the Fund’s ability to engage in certain of the transactions described above.

Temporary defensive investments.  Upon PIMCO’s recommendation, for temporary defensive purposes and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and policies and invest some or all of its net assets in investments of

122	PIMCO CLOSED-END FUNDS

(Unaudited)

non-corporate issuers, including high quality, short-term debt securities. The Fund may not achieve its investment objectives when it does so.

Use of Leverage

The Fund currently utilizes leverage principally through its outstanding Preferred Shares and reverse repurchase agreements and may also obtain additional leverage through dollar rolls or borrowings, such as through bank loans or commercial paper and/or other credit facilities. The amount of leverage the Fund utilizes may vary but total leverage resulting from the issuance of Preferred Shares and senior securities representing indebtedness of the Fund will not exceed 50% of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities.

The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, credit default swaps, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. The Fund may also determine to issue other types of preferred shares.

The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. The Fund may also determine to decrease the leverage it currently maintains through its outstanding Preferred Shares through Preferred Shares redemptions or tender offers and may or may not determine to replace such leverage through other sources.

The Fund also may borrow money for temporary administrative purposes, to add leverage to the portfolio or for the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

PIMCO High Income Fund

The Fund seeks to achieve its investment objectives by utilizing a dynamic asset allocation strategy among multiple fixed income sectors in the global credit markets, which may include corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, bank loans, convertible securities and stressed debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other asset-backed securities, government and sovereign debt, taxable municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. Aiming to identify securities that provide high current income and/or capital appreciation, the Fund focuses on duration management, credit quality analysis, risk management techniques and broad diversification among issuers, industries and sectors as well as other risk management techniques designed to manage default risk. The Fund may invest in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed issuers. The Fund cannot assure you that it will achieve its investment objectives, and you could lose all of your investment in the Fund.

Portfolio Management Strategies

Dynamic Allocation Strategy.  In managing the Fund, the Fund’s investment manager, PIMCO, employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down investment decisions, including geographic and credit sector emphasis, PIMCO manages the Fund with a focus on seeking income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions , asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist insights. The Fund will observe various investment guidelines as summarized below.

Investment Selection Strategies.  Once the Fund’s top-down, portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up, disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.

PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.

Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and

ANNUAL REPORT	JULY 31, 2020	123

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outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.

Credit Quality.  The Fund may invest in debt instruments that are, at the time of purchase, rated below investment grade, or that are unrated but determined by PIMCO to be of comparable quality. The Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality. The Fund may invest without limit in mortgage-related and other asset-backed securities regardless of rating (i.e., of any credit quality). Subject to this 20% restriction, the Fund may invest in issuers of any credit quality (including bonds in the lowest ratings categories) if PIMCO determines that the particular obligation is undervalued or offers an attractive yield relative to its risk profile. For purposes of applying the foregoing policies, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. Subject to the aforementioned investment restrictions, the Fund may invest in securities of stressed issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent Credit Analysis.  PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and/or to identify issuers, industries or sectors that are undervalued and/or offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

Duration Management.  It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight year (0 to 8) range), as calculated by PIMCO, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. PIMCO may also utilize certain strategies, including without limit investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Portfolio Contents

Under normal market conditions, the Fund seeks to achieve its investment objectives by investing in, among other things, a combination of corporate debt obligations of varying maturities, other corporate income-producing securities, and income-producing securities of non-corporate issuers, such as U.S. Government securities, municipal securities and mortgage-backed and other asset-backed securities issued on a public or private basis. Corporate-income producing may include fixed-, variable- and floating-rate bonds, debentures, notes and other similar types of corporate debt instruments, such as preferred shares, convertible securities, bank loans and loan participations and assignments, payment-in-kind securities, step-ups, zero-coupon bonds, bank certificates of deposit, fixed time deposits and bankers’ acceptances, stressed debt securities, structured notes and other hybrid instruments. Certain corporate income-producing securities, such as convertible bonds, also may include the right to participate in equity appreciation, and PIMCO will generally evaluate those instruments based primarily on their debt characteristics. The Fund may invest in mortgage-related securities, including mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial or residential mortgage-backed securities, mortgage dollar rolls, CMO residuals, adjustable rate mortgage-backed securities, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, debt instruments, including, without limitation, bonds,

124	PIMCO CLOSED-END FUNDS

(Unaudited)

debentures, notes, and other debt securities of U.S. and foreign (non-U.S.) corporate and other issuers, including commercial paper; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; credit-linked trust certificates; structured credit products; bank loans (including, among others, senior loans, delayed funding loans, revolving credit facilities and loan participations and assignments); preferred securities and convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security) and contingent convertible securities. The Fund may invest in debt securities of stressed issuers. Subject to the investment limitations described above, at any given time and from time to time, substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities (including collateralized bond obligations, collateralized loan obligations and other collateralized debt obligations), including the equity or “first loss” tranche. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index (i.e., inverse floaters).

The Fund may invest up to 25% of its total assets (measured at the time of investment) in non-U.S. dollar denominated securities (of both developed and “emerging market” countries), including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. The Fund may invest without limit in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity (“short-term investment grade sovereign debt”), including short-term investment grade sovereign debt issued by emerging market issuers. The Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to “emerging market” countries other than investments in short-term investment grade sovereign debt issued by emerging market issuers, where as noted above there is no limit. The Fund may also invest directly in foreign currencies, including local emerging market currencies.

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. The Fund may invest up to 20% of its total assets in bank loans.

The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdictions, including without limit securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may also invest in securities of other open- and closed-end investment companies, including, without limit, exchange-traded funds (“ETFs”), and may invest in foreign ETFs. The Fund may invest in real estate investment trusts. The Fund may invest in securities of companies with any market capitalization, including small and medium capitalizations.

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

The Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements.

In connection with rating the Fund’s outstanding auction rate preferred shares of beneficial interest (“ARPS” and, together with any other preferred shares the Fund may have outstanding, “Preferred Shares”), Moody’s and Fitch impose asset coverage tests and other restrictions that may limit the Fund’s ability to engage in certain of the transactions described above.

Temporary defensive investments.  Upon PIMCO’s recommendation, for temporary defensive purposes and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and

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Principal Investment Strategies1 (Cont.)

policies and invest some or all of its net assets in investments of non-corporate issuers, including high quality, short-term debt securities. The Fund may not achieve its investment objectives when it does so.

Use of Leverage

The Fund currently utilizes leverage principally through its outstanding Preferred Shares and reverse repurchase agreements and may also obtain additional leverage through dollar rolls or borrowings, such as through bank loans or commercial paper and/or credit facilities. The Fund will segregate liquid assets against or otherwise cover its future obligations under such transactions to the extent that, immediately after entering into such a transaction, the Fund’s future commitments that it has not segregated liquid assets against or otherwise covered, together with any outstanding Preferred Shares, would exceed 38% of the Fund’s total assets.

The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, credit default swaps, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. The Fund may also determine to issue other types of preferred shares.

The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. The Fund may also determine to decrease the leverage it currently maintains through its outstanding Preferred Shares through Preferred Shares redemptions or tender offers and may or may not determine to replace such leverage through other sources.

The Fund also may borrow money for temporary administrative purposes, to add leverage to the portfolio or for the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

PIMCO Income Strategy Fund

The Fund seeks to achieve its objective by ordinarily investing in a diversified portfolio of floating- and/or fixed-rate debt instruments. The Fund may invest a substantial portion of its floating-rate assets in floating-rate loans. Other floating-rate debt instruments in which the Fund may invest include catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds and other debt securities, money market instruments and certain types of mortgage-backed and other asset-backed securities that pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund cannot assure you that it will achieve its investment objective, and you could lose all of your investment in the Fund.

Portfolio Management Strategies

Dynamic Allocation Strategy.  In managing the Fund, the Fund’s investment manager, PIMCO employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down investment decisions, including geographic and credit sector emphasis, PIMCO manages the Fund with a focus on seeking income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. The Fund has the flexibility to allocate assets in varying proportions among floating- and fixed-rate debt instruments, as well as among investment-grade and non-investment grade securities. It may focus more heavily or exclusively on an asset class at any time, based on assessments of relative values, market conditions and other factors. PIMCO may choose to focus on particular countries/regions, asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist insights. The Fund will observe various investment guidelines as summarized below.

Investment Selection Strategies.  Once the Fund’s top-down, portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up, disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.

PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.

Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast

126	PIMCO CLOSED-END FUNDS

(Unaudited)

for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.

Credit Quality.  The Fund may invest without limit in debt securities that are, at the time of purchase, rated below investment grade or that are unrated but judged by PIMCO to be of comparable quality (commonly referred to as “high yield” securities or “junk bonds”). The Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality. The Fund may invest without limit in mortgage-related and other asset-backed securities regardless of rating (i.e., of any credit quality). Subject to this 20% restriction, the Fund may invest in issuers of any credit quality (including bonds in the lowest ratings categories and securities that are in default or the issuers of which are in bankruptcy) if PIMCO determines that the particular obligation is undervalued or offers an attractive yield relative to its risk profile. For purposes of applying the foregoing policies, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. Subject to the aforementioned investment restrictions, the Fund may invest in securities of stressed issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent Credit Analysis.  PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and/or to identify issuers, industries or sectors that are undervalued and/or offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in floating rate loans, high yield securities and in securities of emerging market issuers.

Duration Management.  It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight year (0 to 8) range), as calculated by PIMCO, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. PIMCO may also utilize certain strategies, including without limit investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Portfolio Contents

The Fund seeks to achieve its investment objective by ordinarily investing in a diversified portfolio of floating- and/or fixed-rate debt instruments. The Fund may invest a substantial portion of its floating-rate assets in floating-rate loans. Other floating-rate debt instruments in which the Fund may invest include catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds and other debt securities, money market instruments and certain types of mortgage-backed and other asset-backed securities that pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund also considers floating-rate assets to include securities with durations of less than or equal to one year and fixed-rate securities with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments. The Fund also may invest in a wide variety of fixed-rate debt securities, including corporate bonds and mortgage-backed and other asset-backed securities issued on a public or private basis, including mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial or residential mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a

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participation in, or are secured by and payable from, mortgage loans on real property. The Fund may make use of a variety of other instruments, including collateralized debt obligations, preferred securities, commercial paper, zero-coupon and inflation-indexed bonds, bank certificates of deposit, fixed time deposits and bankers’ acceptances, real estate investment trusts (“REITs”), bonds, debentures, notes, and other debt securities of U.S. and foreign (non-U.S.) corporate and other issuers; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; credit-linked notes; structured credit products; bank loans (including, among others, senior loans, delayed funding loans, revolving credit facilities and loan participations and assignments); preferred securities and convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security) and contingent convertible securities. Certain debt instruments, such as convertible bonds, also may include the right to participate in equity appreciation. The principal and/or interest rate on some debt instruments may be determined by reference to the performance of a benchmark asset or market, such as an index of securities, or the differential performance of two assets or markets, such as the level of exchange rates between the U.S. dollar and a foreign currency or currencies. The Fund may invest in debt securities of stressed issuers. Subject to the Fund’s investment limitations, at any given time and from time to time, substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. The rate of interest on an income-producing security may be fixed, floating or variable.

The Fund invests predominantly in U.S. dollar-denominated debt securities, which may include those issued by foreign corporations or supra-national government agencies. The Fund may invest up to 25% of its total assets in securities denominated in foreign currencies, including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises, except that the Fund may invest without limit in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity (“short-term investment grade sovereign debt”), including short-term investment grade sovereign debt issued by emerging market issuers. The Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to “emerging market” countries other than investments in short-term investment grade sovereign debt issued by emerging market issuers, where as noted above there is no limit. The Fund may also invest directly in foreign currencies, including local emerging market currencies.

The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security.

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts.

The Fund has a policy not to concentrate investments in any particular industry, but may (consistent with that policy) invest up to 25% of its assets in any particular industry, and may invest a substantial portion of its assets in companies in related sectors, such as those in the banking or financial services sectors, which may share common characteristics and are often subject to similar business risks and regulatory burdens.

The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdictions, including without limit securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may also invest in securities of other investment companies, including, without limit, exchange-traded funds. The Fund may invest in REITs. The Fund may invest in securities of companies of any market capitalization, including small and medium capitalizations.

The Fund may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

128	PIMCO CLOSED-END FUNDS

(Unaudited)

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

The Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements.

In connection with rating the Fund’s outstanding auction rate preferred shares of beneficial interest (“ARPS” and, together with any other preferred shares the Fund may have outstanding, “Preferred Shares”), Moody’s and Fitch impose asset coverage tests and other restrictions that may limit the Fund’s ability to engage in certain of the transactions described above.

Temporary defensive investments.  Upon PIMCO’s recommendation, for temporary defensive purposes and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Use of Leverage

The Fund currently utilizes leverage principally through its outstanding Preferred Shares and reverse repurchase agreements and may also obtain additional leverage through dollar rolls or borrowings, such as through bank loans or commercial paper and/or other credit facilities.

The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, credit default swaps, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. The Fund may also determine to issue other types of preferred shares.

The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. The Fund may also determine to decrease the leverage it currently maintains through its outstanding Preferred Shares through Preferred Shares redemptions or tender offers and may or may not determine to replace such leverage through other sources.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

PIMCO Income Strategy Fund II

The Fund seeks to achieve its objective by ordinarily investing in a diversified portfolio of floating- and/or fixed-rate debt instruments. The Fund may invest a substantial portion of its floating-rate assets in floating-rate loans. Other floating-rate debt instruments in which the Fund may invest include catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds and other debt securities, money market instruments and certain types of mortgage-backed and other asset-backed securities that pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund cannot assure you that it will achieve its investment objective, and you could lose all of your investment in the Fund.

Portfolio Management Strategies

Dynamic Allocation Strategy.  In managing the Fund, the Fund’s investment manager, PIMCO employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down investment decisions, including geographic and credit sector emphasis, PIMCO manages the Fund with a focus on seeking income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. The Fund has the flexibility to allocate assets in varying proportions among floating- and fixed-rate debt instruments, as well as among investment-grade and non-investment grade securities. It may focus more heavily or exclusively on an asset class at any time, based on assessments of relative values, market conditions and other factors. PIMCO may choose to focus on particular countries/regions, asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist insights. The Fund will observe various investment guidelines as summarized below.

Investment Selection Strategies.  Once the Fund’s top-down, portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up, disciplined credit approach which is driven by

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Principal Investment Strategies1 (Cont.)

fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.

PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.

Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.

Credit Quality.  The Fund may invest without limit in debt securities that are, at the time of purchase, rated below investment grade or that are unrated but judged by PIMCO to be of comparable quality (commonly referred to as “high yield” securities or “junk bonds”). The Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality. The Fund may invest without limit in mortgage-related and other asset-backed securities regardless of rating (i.e., of any credit quality). Subject to this 20% restriction, the Fund may invest in issuers of any credit quality (including bonds in the lowest ratings categories and securities that are in default or the issuers of which are in bankruptcy) if PIMCO determines that the particular obligation is undervalued or offers an attractive yield relative to its risk profile. For purposes of applying the foregoing policies, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. Subject to the aforementioned investment restrictions, the Fund may invest in securities of stressed issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent Credit Analysis.  PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and/or to identify issuers, industries or sectors that are undervalued and/or offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in floating rate loans, high yield securities and in securities of emerging market issuers.

Duration Management.  It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight year (0 to 8) range), as calculated by PIMCO, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. PIMCO may also utilize certain strategies, including without limit investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Portfolio Contents

The Fund seeks to achieve its investment objective by ordinarily investing in a diversified portfolio of floating- and/or fixed-rate debt instruments. The Fund may invest a substantial portion of its floating-rate assets in floating-rate loans. Other floating-rate debt instruments in which the Fund may invest include catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate

130	PIMCO CLOSED-END FUNDS

(Unaudited)

bonds and other debt securities, money market instruments and certain types of mortgage-backed and other asset-backed securities that pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund also considers floating-rate assets to include securities with durations of less than or equal to one year and fixed-rate securities with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments. The Fund also may invest in a wide variety of fixed-rate debt securities, including corporate bonds and mortgage-backed and other asset-backed securities issued on a public or private basis, including mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial or residential mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund may make use of a variety of other instruments, including collateralized debt obligations, preferred securities, commercial paper, zero-coupon and inflation-indexed bonds, bank certificates of deposit, fixed time deposits and bankers’ acceptances, real estate investment trusts (“REITs”), bonds, debentures, notes, and other debt securities of U.S. and foreign (non-U.S.) corporate and other issuers; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; credit-linked notes; structured credit products; bank loans (including, among others, senior loans, delayed funding loans, revolving credit facilities and loan participations and assignments); preferred securities and convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security) and contingent convertible securities. Certain debt instruments, such as convertible bonds, also may include the right to participate in equity appreciation. The principal and/or interest rate on some debt instruments may be determined by reference to the performance of a benchmark asset or market, such as an index of securities, or the differential performance of two assets or markets, such as the level of exchange rates between the U.S. dollar and a foreign currency or currencies. The Fund may invest in debt securities of stressed issuers.

Subject to the Fund’s investment limitations, at any given time and from time to time, substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. The rate of interest on an income-producing security may be fixed, floating or variable.

The Fund invests predominantly in U.S. dollar-denominated debt securities, which may include those issued by foreign corporations or supra-national government agencies. The Fund may invest up to 25% of its total assets in securities denominated in foreign currencies, including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises, except that the Fund may invest without limit in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity (“short-term investment grade sovereign debt”), including short-term investment grade sovereign debt issued by emerging market issuers. The Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to “emerging market” countries other than investments in short-term investment grade sovereign debt issued by emerging market issuers, where as noted above there is no limit. The Fund may also invest directly in foreign currencies, including local emerging market currencies.

The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security.

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts.

The Fund has a policy not to concentrate investments in any particular industry, but may (consistent with that policy) invest up to 25% of its assets in any particular industry, and may invest a substantial portion of its assets in companies in related sectors, such as those in the banking or financial services sectors, which may share common characteristics and are often subject to similar business risks and regulatory burdens.

ANNUAL REPORT	JULY 31, 2020	131

Principal Investment Strategies1 (Cont.)

(Unaudited)

The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdictions, including without limit securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may also invest in securities of other investment companies, including, without limit, exchange-traded funds. The Fund may invest in REITs. The Fund may invest in securities of companies of any market capitalization, including small and medium capitalizations.

The Fund may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

The Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements.

In connection with rating the Fund’s outstanding auction rate preferred shares of beneficial interest (“ARPS” and, together with any other preferred shares the Fund may have outstanding, “Preferred Shares”), Moody’s and Fitch impose asset coverage tests and other restrictions that may limit the Fund’s ability to engage in certain of the transactions described above.

Temporary defensive investments.  Upon PIMCO’s recommendation, for temporary defensive purposes and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Use of Leverage

The Fund currently utilizes leverage principally through its outstanding Preferred Shares and reverse repurchase agreements and may also obtain additional leverage through dollar rolls or borrowings, such as through bank loans or commercial paper and/or other credit facilities.

The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, credit default swaps, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. The Fund may also determine to issue other types of preferred shares.

The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. The Fund may also determine to decrease the leverage it currently maintains through its outstanding Preferred Shares through Preferred Shares redemptions or tender offers and may or may not determine to replace such leverage through other sources.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

1 When used in this section, the term “invest” includes both direct and indirect investing and the term “investments” includes both direct and indirect investments.

132	PIMCO CLOSED-END FUNDS

Principal Risks of the Funds1

(Unaudited)

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investments, investments by a subsidiary (if applicable) or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

	PIMCO Corporate & Income Opportunity Fund (PTY)	PIMCO Corporate & Income Strategy Fund (PCN)	PIMCO High Income Fund (PHK)	PIMCO Income Strategy Fund (PFL)	PIMCO Income Strategy Fund II (PFN)

Anti-Takeover Provisions	X	X	X	X	X

Asset Allocation Risk	X	X	X	X	X

Call Risk	X	X	X	X	X

Certain Affiliations	X	X	X	X	X

Collateralized Loan Obligations Risk	X	X	X	X	X

Confidential Information Access Risk	X	X	X	X	X

Contingent Convertible Securities Risk	X	X	X	X	X

Convertible Securities Risk	X	X	X	X	X

Counterparty Risk	X	X	X	X	X

“Covenant-Lite” Obligations Risk	—	X	X	—	—

Credit Default Swaps Risk	X	X	X	X	X

Credit Risk	X	X	X	X	X

Currency Risk	X	X	X	X	X

Cybersecurity Risk	X	X	X	X	X

Debt Securities Risk	X	X	X	X	X

Derivatives Risk	X	X	X	X	X

Distressed and Defaulted Securities Risk	X	X	X	X	X

Emerging Markets Risk	X	X	X	X	X

Equity Securities and Related Market Risk	X	X	X	X	X

Focused Investment Risk	—	X	X	X	X

Foreign (Non-U.S.) Investment Risk	X	X	X	X	X

Fund Distribution Rates	X	X	X	X	X

High Yield Securities Risk	X	X	X	X	X

Inflation/Deflation Risk	X	X	X	X	X

Inflation-Indexed Security Risk	X	X	X	X	X

Interest Rate Risk	X	X	X	X	X

Issuer Risk	X	X	X	X	X

Leverage Risk	X	X	X	X	X

Liquidity Risk	X	X	X	X	X

Loans and Other Indebtedness; Loan Participations and Assignments Risk	X	X	X	X	X

Management Risk	X	X	X	X	X

Market Discount Risk	X	X	X	X	X

Market Disruptions Risk	X	X	X	X	X

Market Risk	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities Risk	X	X	X	X	X

Operational Risk	X	X	X	X	X

Other Investment Companies Risk	X	X	X	X	X

Platform Risk	—	X	X	—	—

Portfolio Turnover Risk	X	X	X	X	X

Potential Conflicts of Interest Risk- Allocation of Investment Opportunities	X	X	X	X	X

Preferred Securities Risk	X	X	X	X	X

Additional Risks Associated with the Fund’s Preferred Shares	X	X	X	X	X

Privacy and Data Security Risk	—	X	X	—	—

Private Placements Risk	X	X	X	X	X

Privately-Issued Mortgage-Related Securities Risk	X	X	X	X	X

Real Estate Risk	X	X	X	X	X

Regulatory Changes Risk	X	X	X	X	X

ANNUAL REPORT	JULY 31, 2020	133

Principal Risks of the Funds1 (Cont.)

	PIMCO Corporate & Income Opportunity Fund (PTY)	PIMCO Corporate & Income Strategy Fund (PCN)	PIMCO High Income Fund (PHK)	PIMCO Income Strategy Fund (PFL)	PIMCO Income Strategy Fund II (PFN)

Regulatory Risk- Commodity Pool Operator	X	X	X	X	X

Regulatory Risk- LIBOR	X	X	X	X	X

Reinvestment Risk	X	X	X	X	X

Repurchase Agreements Risk	—	X	X	X	X

Restricted Securities Risk	X	X	X	X	X

Segregation and Coverage Risk	X	X	X	X	X

Senior Debt Risk	X	X	X	X	X

Smaller Company Risk	—	X	X	—	—

Sovereign Debt Risk	X	X	X	X	X

Structured Investments Risk	X	X	X	X	X

Subprime Risk	X	X	X	X	X

Synthetic Convertible Securities Risk	X	X	X	X	X

Tax Risk	X	X	X	X	X

U.S. Government Securities Risk	X	X	X	X	X

Valuation Risk	X	X	X	X	X

Zero-Coupon Bond, Step-Ups and Payment-In-Kind Securities Risk	X	X	X	X	X

Anti-Takeover Provisions

The Fund’s Amended and Restated Agreement and Declaration of Trust or Articles of Incorporation (collectively, the “Organizational Documents”), as applicable, includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. These provisions in the Organizational Documents could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at NAV.

Asset Allocation Risk

The Fund’s investment performance depends upon how its assets are allocated and reallocated. A principal risk of investing in the Fund is that PIMCO may make less than optimal or poor asset allocation decisions. PIMCO employs an active approach to allocation among multiple fixed-income sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that PIMCO will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Call Risk

Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected. Issuers may call outstanding securities prior to their maturity for a number of reasons. If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund and/or the Investment Manager due to their possible affiliations with Allianz SE, the ultimate parent of the Investment Manager. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Collateralized Loan Obligations Risk

CLOs may charge management fees and administrative expenses. The cash flows from a CLO trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the equity tranche which generally bears losses in connection with the first defaults, if any, on the bonds or loans in the trust. A senior tranche from a CLO trust typically has higher credit ratings and lower yields than the underlying securities. CLO tranches, even senior ones, can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class/tranche of the CLO in which the Fund invests. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws. Investments in CLOs may be or become illiquid. In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to

134	PIMCO CLOSED-END FUNDS

(Unaudited)

make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.

Confidential Information Access Risk

In managing the Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limit, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, an issuer of privately placed loans considered by the Fund may offer to provide PIMCO with financial information and related documentation regarding the issuer that is not publicly available. Pursuant to applicable policies and procedures, PIMCO may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates (e.g., other securities issued by the bank used in the example above). In such circumstances, the Fund (and other PIMCO clients) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Further, PIMCO’s and the Fund’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. PIMCO may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Contingent Convertible Securities Risk

The risks of investing in CoCos include, without limit, the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund. CoCos may experience a loss absorption mechanism trigger event, which would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to contingent convertible securities that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV.

Convertible Securities Risk

The market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities are often rated below investment grade or not rated.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such

ANNUAL REPORT	JULY 31, 2020	135

Principal Risks of the Funds1 (Cont.)

counterparty and will not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. While the Fund may seek to manage its counterparty risk by transacting with a number of counterparties, concerns about the solvency of, or a default by, one large market participant could lead to significant impairment of liquidity and other adverse consequences for other counterparties.

“Covenant-Lite” Obligations Risk

Covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Credit Default Swaps Risk

Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Although the Fund may seek to realize gains by selling credit default swaps that increase in value, to realize gains on selling credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. In addition to the risk of losses described above, if no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, selling credit default swaps may not be profitable for the Fund.

The market for credit default swaps has become more volatile as the creditworthiness of certain counterparties has been questioned and/or downgraded. The Fund will be subject to credit risk with respect to the counterparties to the credit default swap contract (whether a clearing corporation or another third party). If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Credit Risk

The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities is unable or unwilling, or is perceived as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its obligations. The downgrade of the credit of a security held by the Fund may decrease its value. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Currency Risk

Investments denominated in foreign (non-U.S.) currencies or that trade in and receive revenues in, foreign (non-U.S.) currencies, or derivatives that provide exposure to foreign (non-U.S.) currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions made to Common Shareholders. There is no assurance that a hedging strategy, if used, will be successful. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Currency risk may be particularly high to the extent that the Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

136	PIMCO CLOSED-END FUNDS

(Unaudited)

Continuing uncertainty as to the status of the euro and the European Monetary Union (“EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

There can be no assurance that if the Fund earns income or capital gains in a non-U.S. country or PIMCO otherwise seeks to withdraw the Fund’s investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Cybersecurity Risk

As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving the Fund’s third party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investments to lose value.

Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future.

Like with operational risk in general, the Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

Debt Securities Risk

Debt securities are generally subject to the risks described below and further herein:

Issuer risk.  The value of fixed income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Interest rate risk.  The market value of debt securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of debt securities will increase as interest rates fall and decrease as interest rates rise, which would be reflected in the Fund’s NAV. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Fund’s management. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate debt securities.

Prepayment risk.  During periods of declining interest rates, borrowers may prepay principal. This may force the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions.

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Credit risk.  Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates.

Reinvestment risk.  Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate.

Duration and maturity risk.  The Fund may seek to adjust the duration or maturity of its investments in debt securities based on its assessment of current and projected market conditions. The Fund may incur costs in seeking to adjust the average duration or maturity of its portfolio of debt securities. There can be no assurances that the Fund’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful.

Derivatives Risk

The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s use of derivatives may increase or accelerate the amount of taxes payable by Common Shareholders.

Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivatives might not be available for OTC derivatives transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction.

It may not be possible for the Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that the Fund’s hedging transactions will be effective.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, the Fund will be subject to increased liquidity and investment risk.

The Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”), and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, Common Shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund, at a time when their investment in the Fund has declined in value, which tax may be at ordinary income rates. The tax treatment of certain derivatives in which the Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by the Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness of the Fund’s derivative transactions and cause the Fund to lose value. For instance, the SEC has proposed new regulations applicable to a registered investment company’s use of derivatives and related instruments. If adopted as proposed, these regulations could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments, limit the

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Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives.

Distressed and Defaulted Securities Risk

Investments in the securities of financially distressed issuers involve substantial risks, including the risk of default, or may be in default at the time of investment. In addition, these securities may fluctuate more in price, and are typically less liquid. The Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. In any such proceeding relating to a defaulted obligation, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Moreover, any securities received by the Fund upon completion of a workout or bankruptcy proceeding may be less liquid, speculative or restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to the securities of a distressed issuer, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Also among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. PIMCO’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in or doing business in emerging markets entails all of the risks of investing in foreign securities noted above, but to a heightened degree.

Investments in emerging market countries pose a greater degree of systemic risk (i.e., the risk of a cascading collapse of multiple institutions within a country, and even multiple national economies). The inter-relatedness of economic and financial institutions within and among emerging market economies has deepened over the years, with the effect that institutional failures and/or economic difficulties that are of initially limited scope may spread throughout a country, a region or all or most emerging market countries. This may undermine any attempt by the Fund to reduce risk through geographic diversification of its portfolio.

There is a heightened possibility of imposition of withholding taxes on interest or dividend income generated from emerging market securities. Governments of emerging market countries may engage in confiscatory taxation or expropriation of income and/or assets to raise revenues or to pursue a domestic political agenda. In the past, emerging market countries have nationalized assets, companies and even entire sectors, including the assets of foreign investors, with inadequate or no compensation to the prior owners. There can be no assurance that the Fund will not suffer a loss of any or all of its investments, or interest or dividends thereon, due to adverse fiscal or other policy changes in emerging market countries.

There is also a greater risk that an emerging market government may take action that impedes or prevents the Fund from taking income and/or capital gains earned in the local currency and converting into U.S. dollars (i.e., “repatriating” local currency investments or profits). Certain emerging market countries have sought to maintain foreign exchange reserves and/or address the economic volatility and dislocations caused by the large international capital flows by controlling or restricting the conversion of the local currency into other currencies. This risk tends to become more acute when economic conditions otherwise worsen. There can be no assurance that if the Fund earns income or capital gains in an emerging market currency or PIMCO otherwise seeks to withdraw the Fund’s investments from a given emerging market country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain emerging market countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain. In addition, it may be impossible to seek legal redress against an issuer that is a sovereign state.

Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be

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more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. The Fund may also be subject to Emerging Markets Risk if it invests in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities.

Other heightened risks associated with emerging markets investments include without limit (i) risks due to less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests and requirements that government approval be obtained prior to investment by foreign persons; (iv) certain national policies that may restrict the Fund’s repatriation of investment income, capital or the proceeds of sales of securities, including temporary restrictions on foreign capital remittances; (v) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (vi) less publicly available financial and other information regarding issuers; (vii) potential difficulties in enforcing contractual obligations; and (viii) higher rates of inflation, higher interest rates and other economic concerns. The Fund may invest to a substantial extent in emerging market securities that are denominated in local currencies, subjecting the Fund to a greater degree of foreign currency risk. Also, investing in emerging market countries may entail purchases of securities of issuers that are insolvent, bankrupt or otherwise of questionable ability to satisfy their payment obligations as they become due, subjecting the Fund to a greater amount of credit risk and/or high yield risk. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.

Equity Securities and Related Market Risk

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred securities, convertible securities and warrants. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Focused Investment Risk

To the extent that the Fund focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector, including (but not limited to): governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Foreign (Non-U.S.) Investment Risk

Foreign (non-U.S.) securities may experience more rapid and extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a

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specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

The Fund may face potential risks associated with the United Kingdom’s departure from the European Union (“EU”). The departure may result in substantial volatility in financial and foreign exchange markets and a sustained weakness in the British pound, the euro and other currencies, which may impact Fund returns. It may also destabilize some or all of the other EU member countries and/or the Eurozone. These developments could result in losses to the Fund, as there may be negative effects on the value of the Fund’s investments and/or on the Fund’s ability to enter into certain transactions or value certain investments, and these developments may make it more difficult for the Fund to exit certain investments at an advantageous time or price. Adverse events triggered by the departure, as well as an exit or expulsion of an EU member state other than the United Kingdom from the EU, could negatively impact Fund returns.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Fund’s performance and/or ability to achieve its investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

Fund Distribution Rates

Although the Fund may seek to maintain level distributions, the Fund’s distribution rates may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.

For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons. For example, the Fund may have to deploy uninvested assets (whether from purchases of Fund shares, proceeds from matured, traded or called debt obligations or other sources) in new, lower yielding instruments. Additionally, payments from certain instruments that may be held by the Fund (such as variable and floating rate securities) may be negatively impacted by declining interest rates, which may also lead to a decline in the Fund’s distributable income and dividend levels.

High Yield Securities Risk

To the extent that the Fund invests in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”), the Fund may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities, which could have a negative effect on the NAV of the Fund’s common shares of beneficial interest (“Common Shares”) or Common Share dividends. These securities are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities at an advantageous time or price. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.

Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in the Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. The Fund may also be

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Principal Risks of the Funds1 (Cont.)

subject to greater levels of liquidity risk than funds that do not invest in high yield securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. These factors may result in the Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to the Fund. Because of the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.

In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on the Fund. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. The Fund may purchase stressed or distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.

An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service or repay their debt obligations. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on the Fund’s ability to dispose of them. For example, under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in the Fund’s portfolio may become illiquid or less liquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. To the extent the Fund focuses on below investment grade debt obligations, PIMCO’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that PIMCO will be successful in this regard. Due to the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and Common Shares.

Inflation-Indexed Security Risk

Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities (“TIPS”), tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used (i.e., the Consumer Price Index (“CPI”)) will accurately measure the real rate of inflation. Increases in the principal value of TIPS due to inflation are considered taxable ordinary income. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. Additionally, a CPI swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap. With municipal inflation-indexed securities, the inflation adjustment is integrated into the coupon payment, which is federally tax exempt (and may be state tax exempt). For municipal inflation-indexed securities, there is no adjustment to the principal value. Because municipal inflation-indexed securities are a small component of the municipal bond market, they may be less liquid than conventional municipal bonds.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of a change in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. The Fund may not be able to effectively hedge against changes in interest rates or may choose not to do so for cost or other reasons.

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A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). This risk may be particularly acute in the current market environment because market interest rates are currently near historically low levels. Thus, the Fund currently faces a heightened level of interest rate risk.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of eight years would generally be expected to decline by approximately 8% if interest rates rose by one percentage point.

Variable and floating rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Interest rates in the United States and many parts of the world are at or near historically low levels. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if the Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if the Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.

Rising interest rates may result in a decline in value of the Fund’s fixed income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause the Fund to lose value.

Issuer Risk

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Common Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

Leverage Risk

The Fund’s use of leverage, if any, creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. To the extent used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. The Fund’s assets attributable to leverage, if any, will be invested in accordance with the Fund’s investment objectives and policies. Interest expense payable by the Fund with respect to derivatives and other forms of leverage, and dividends payable with

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Principal Risks of the Funds1 (Cont.)

respect to any preferred shares outstanding, if any, will generally be based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest expenses and other costs to the Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged. If, however, shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to Common Shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Common Shares. Therefore, there can be no assurance that the Fund’s use of leverage will result in a higher yield on the Common Shares, and it may result in losses. In addition, any preferred shares issued by the Fund are expected to pay cumulative dividends, which may tend to increase leverage risk. Leverage creates several major types of risks for Common Shareholders, including:

∎	the likelihood of greater volatility of NAV and market price of Common Shares, and of the investment return to Common Shareholders, than a comparable portfolio without leverage;

∎

the possibility either that Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time; and

∎

the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Common Shares.

In addition, the counterparties to the Fund’s leveraging transactions and any preferred shareholders of the Fund will have priority of payment over the Fund’s Common Shareholders.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Successful use of dollar rolls may depend upon the Investment Manager’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. In connection with reverse repurchase agreements and dollar rolls, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.

The Fund may engage in total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options or other derivatives. The Fund’s use of such transactions gives rise to associated leverage risks described above, and may adversely affect the Fund’s income, distributions and total returns to Common Shareholders. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies.

Any total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options or other derivatives by the Fund or counterparties to the Fund’s other leveraging transactions, if any, would have seniority over the Fund’s Common Shares.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require the Fund to reduce its use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the 1940 Act, which could adversely affect the value or performance of the Fund and the Common Shares and/or distribution rate.

Because the fees received by the Investment Manager may increase depending on the types of leverage utilized by the Fund,1 the Investment Manager has a financial incentive for the Fund to use certain forms of leverage, which may create a conflict of interest between the Investment Manager, on the one hand, and the Common Shareholders, on the other hand.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market

[1]	The types of leverage on which fees are received by the Investment Manager with respect to the Fund are discussed in Note [9] in the Notes to Financial Statements.

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conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers seek to provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. In such cases, the Fund, due to limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector.

Fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Loans and Other Indebtedness; Loan Participations and Assignments Risk

Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in all or a portion of a loan acquired in secondary markets. In addition to credit risk and interest rate risk, the Fund’s exposure to loan interests may be subject to additional risks. For example, purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. The collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral.

Investments in loans through a purchase of a loan or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real or personal property, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund will rely on PIMCO’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain loan participations may be structured in a manner designed to prevent purchasers of participations from being subject to the credit risk of the lender, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired.

The Fund may have difficulty disposing of loans and loan participations because to do so it will have to assign or sell such securities to a third party. Because there is no liquid market for many such securities, the Fund anticipates that such securities could be sold only to a limited

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number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular loans and loan participations when that would be desirable, including in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans and loan participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio.

To the extent the Fund invests in loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk. These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments and may be more volatile than other types of securities. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in loans. In addition, the loans in which the Fund invests may not be listed on any exchange and a secondary market for such loans may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in loans may involve greater costs than transactions in more actively traded securities. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads, among other factors, may, in certain circumstances, make loans more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for the loans and/or may result in the Fund not receiving the proceeds from a sale of a loan for an extended period after such sale, each of which could result in losses to the Fund. Some loans may have extended trade settlement periods, including settlement periods of greater than seven days, which may result in cash not being immediately available to the Fund. If an issuer of a loan prepays or redeems the loan prior to maturity, the Fund may have to reinvest the proceeds in other loans or similar instruments that may pay lower interest rates. Because of the risks involved in investing in loans, an investment in the Fund should be considered speculative.

The Fund’s investments in subordinated and unsecured loans generally are subject to similar risks as those associated with investments in secured loans. Subordinated or unsecured loans are lower in priority of payment to secured loans and are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated and unsecured loans generally have greater price volatility than secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in subordinated or unsecured loans, which would create greater credit risk exposure for the holders of such loans. Subordinate and unsecured loans share the same risks as other below investment grade securities.

There may be less readily available information about most loans and the underlying borrowers than is the case for many other types of securities. Loans may be issued by companies that are not subject to SEC reporting requirements and therefore may not be required to file reports with the SEC or may file reports that are not required to comply with SEC form requirements. In addition, such companies may be subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Because there is limited public information available regarding loan investments, the Fund is particularly dependent on the analytical abilities of the Fund’s portfolio managers.

Economic exposure to loan interests through the use of derivative transactions may involve greater risks than if the Fund had invested in the loan interest directly during a primary distribution or through assignments of, novations of or participations in a loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent the Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. The Fund is also subject to the risk that deficiencies in the internal systems or controls of PIMCO or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent the Fund from purchasing a security expected to appreciate in value. Additionally,

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legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of the services of one or more key employees of PIMCO could have an adverse impact on the Fund’s ability to realize its investment objectives.

In addition, the Fund may rely on various third-party sources to calculate its NAV. As a result, the Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Fund’s calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. The Fund may be unable to recover any losses associated with such failures.

Market Discount Risk

The price of the Fund’s Common Shares will fluctuate with market conditions and other factors. If you sell your Common Shares, the price received may be more or less than your original investment. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their NAV.

Market Disruptions Risk

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

In March 2020, the U.S. Federal Reserve made two emergency interest-rate cuts, moving short-term rates to near zero, issued forward guidance that rates will remain low until the economy weathers the COVID-19 crisis, and resumed quantitative easing. Additionally, Congress approved a $2 trillion stimulus package to offset the severity and duration of a potential COVID-19-related recession. Dozens of central banks across Europe, Asia, and elsewhere announced similar economic relief packages.

Market Risk

The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level. For instance, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Any market disruptions could also prevent the Fund from executing advantageous investment decisions in a timely manner. To the extent the Fund focuses its investments in a region enduring geopolitical market disruption, it will face higher risks of loss. Thus, investors should closely monitor current market conditions to determine whether the Fund meets their individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect to the Fund’s investment in fixed income securities. Interest rates in the U.S. are near historically low levels. Any interest rate increases in the future could cause the value of any Fund that invests in fixed income securities to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk.

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Principal Risks of the Funds1 (Cont.)

Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, the Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments.

Mortgage-Related and Other Asset-Backed Instruments Risk

Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related assets, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause the Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed instruments are subject to risks similar to those associated with mortgage-related assets, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed instruments may be largely dependent upon the cash flows generated by the assets backing the instruments, and asset-backed instruments may not have the benefit of any security interest in the related assets.

Subordinate mortgage-backed or asset-backed instruments are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate mortgage-backed or asset-backed instruments will not be fully paid.

There are multiple tranches of mortgage-backed and asset-backed instruments, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity or “first loss,” according to their degree of risk. The most senior tranche of a mortgage-backed or asset-backed instrument has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e., the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. The Fund expects that investments in subordinate mortgage-backed and other asset-backed instruments will be subject to risks arising from delinquencies and foreclosures, thereby exposing its investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed instruments that are more highly rated.

The mortgage markets in the United States and in various foreign countries have experienced extreme difficulties in the past that adversely affected the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien mortgage loans) may increase, and a decline in or flattening of housing and other real property values may exacerbate such delinquencies and losses. In addition, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Operational Risk

An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Other Investment Companies Risk

When investing in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to same leverage risks.

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Platform Risk

If the Fund purchases Alt Lending ABS on an alternative lending platform, the Fund will have the right to receive principal and interest payments due on loans underlying the Alt Lending ABS only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to the Fund. If a borrower is unable or fails to make payments on a loan for any reason, the Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.

The Fund may have limited knowledge about the underlying loans and is dependent upon the platform for information regarding underlying loans. Although the Fund may conduct diligence on the platforms, the Fund generally does not have the ability to independently verify the information provided by the platforms, other than payment information regarding loans and other alternative lending-related instruments owned by the Fund, which the Fund observes directly as payments are received. With respect to alternative lending instruments that the Fund purchases in the secondary market (i.e., not directly from an alternative lending platform), the Fund may not perform the same level of diligence on such platform or at all. The Fund may not review the particular characteristics of the loans collateralizing an Alt Lending ABS, but rather negotiate in advance with platforms the general criteria of the underlying loans. As a result, the Fund is dependent on the platforms’ ability to collect, verify and provide information to the Fund about each loan and borrower.

The Fund relies on the borrower’s credit information, which is provided by the platforms. However, such information may be out of date, incomplete or inaccurate and may, therefore, not accurately reflect the borrower’s actual creditworthiness. Platforms may not have an obligation to update borrower information, and, therefore, the Fund may not be aware of any impairment in a borrower’s creditworthiness subsequent to the making of a particular loan. The platforms’ credit decisions and scoring models may be based on algorithms that could potentially contain programming or other errors or prove to be ineffective or otherwise flawed. This could adversely affect loan pricing data and approval processes and could cause loans to be mispriced or misclassified, which could ultimately have a negative impact on the Fund’s performance.

In addition, the underlying loans, in some cases, may be affected by the success of the platforms through which they are facilitated.

Therefore, disruptions in the businesses of such platforms may also negatively impact the value of the Fund’s investments. In addition, disruption in the business of a platform could limit or eliminate the ability of the Fund to invest in loans originated by that platform, and therefore the Fund could lose some or all of the benefit of its diligence effort with respect to that platform.

Platforms are for-profit businesses that, as a general matter, generate revenue by collecting fees on funded loans from borrowers and by assessing a loan servicing fee on investors, which may be a fixed annual amount or a percentage of the loan or amounts collected. This business could be disrupted in multiple ways; for example, a platform could file for bankruptcy or a platform might suffer reputational harm from negative publicity about the platform or alternative lending more generally and the loss of investor confidence in the event that a loan facilitated through the platform is not repaid and the investor loses money on its investment. Many platforms and/or their affiliates have incurred operating losses since their inception and may continue to incur net losses in the future, particularly as their businesses grow and they incur additional operating expenses. Platforms may also be forced to defend legal action taken by regulators or governmental bodies. Alternative lending is a newer industry operating in an evolving legal environment. Platforms may be subject to risk of litigation alleging violations of law and/or regulations, including, for example, consumer protection laws, whether in the U.S. or in foreign jurisdictions. Platforms may be unsuccessful in defending against such lawsuits or other actions and, in addition to the costs incurred in fighting any such actions, platforms may be required to pay money in connection with the judgments, settlements or fines or may be forced to modify the terms of its borrower loans, which could cause the platform to realize a loss or receive a lower return on a loan than originally anticipated. Platforms may also be parties to litigation or other legal action in an attempt to protect or enforce their rights or those of affiliates, including intellectual property rights, and may incur similar costs in connection with any such efforts.

The Fund’s investments in Alt Lending ABS may expose the Fund to the credit risk of the issuer. Generally, such instruments are unsecured obligations of the issuer; an issuer that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its obligations to the Fund, even if the payments on the underlying loan or loans continue to be made timely and in full. In addition, when the Fund owns Alt Lending ABS, the Fund and its custodian generally does not have a contractual relationship with, or personally identifiable information regarding, individual borrowers, so the Fund will not be able to enforce underlying loans directly against borrowers and may not be able to appoint an alternative servicing agent in the event that a platform or third-party servicer, as applicable, ceases to service the underlying loans. Therefore, the Fund is more dependent on the

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Principal Risks of the Funds1 (Cont.)

platform for servicing than if the Fund had owned whole loans through the platform. Where such interests are secured, the Fund relies on the platform to perfect the Fund’s security interest. In addition, there may be a delay between the time the Fund commits to purchase an instrument issued by a platform, its affiliate or a special purpose entity sponsored by the platform or its affiliate and the issuance of such instrument and, during such delay, the funds committed to such an investment will not earn interest on the investment nor will they be available for investment in other alternative lending-related instruments, which will reduce the effective rate of return on the investment.

Portfolio Turnover Risk

The Investment Manager manages the Fund without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts and other derivative instruments may involve the payment of commissions to futures commission merchants or other intermediaries. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely impact the Fund’s after-tax returns.

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities

The Investment Manager is involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Investment Manager may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Investment Manager intends to engage in such activities and may receive compensation from third parties for its services. The results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by the Investment Manager or its affiliates, including proprietary accounts, achieve profits on their trading. The Investment Manager has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Preferred Securities Risk

In addition to equity securities risk, credit risk and possibly high yield risk, investment in preferred securities involves certain other risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. In order to receive the special treatment accorded to regulated investment companies and their shareholders under the Code and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

Additional Risks Associated with the Fund’s Preferred Shares

Although the Fund’s ARPS ordinarily would pay dividends at rates set at periodic auctions, the weekly auctions for the ARPS (and auctions for similar preferred shares issued by closed-end funds in the U.S.) have failed since 2008. The dividend rates on the ARPS since that time have been paid, and the Fund expects that they will continue to be paid for the foreseeable future, at the “maximum applicable rate” under the Fund’s Bylaws (i.e., the greater of a multiple of or a spread plus a reference rate). An increase in market interest rates generally, therefore, could increase substantially the dividend rate required to be paid by the Fund to the holders of ARPS, which would increase the costs associated with the Fund’s leverage and reduce the Fund’s net income available for distribution to Common Shareholders. In addition, the multiple or spread used to calculate the maximum applicable rate is based in part on the credit rating assigned to the ARPS by the

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(Unaudited)

applicable rating agency(ies), with the multiple or spread generally increasing as the rating declines. The Fund’s ARPS rating has previously been downgraded and the ARPS could be subject to further ratings downgrades in the future, possibly resulting in further increases to the maximum applicable rate.

Therefore, it is possible that a substantial rise in market interest rates and/or further ratings downgrades of the ARPS could, by reducing income available for distribution to the Common Shareholders and otherwise detracting from the Fund’s investment performance, make the Fund’s continued use of Preferred Shares for leverage purposes less attractive than such use is currently considered to be. In such case, the Fund may elect to redeem some or all of the Preferred Shares outstanding, which may require it to dispose of investments at inopportune times and to incur losses on such dispositions. Such dispositions may adversely affect the Fund’s investment performance generally, and the resultant loss of leverage may materially and adversely affect the Fund’s investment returns to Common Shareholders. The Fund has previously been required to redeem a portion of its ARPS due to market dislocations that caused the value of the Fund’s portfolio securities and related asset coverage to decline and could be required to do so again in the future.

The Fund is also subject to certain asset coverage tests associated with the rating agencies that rate the ARPS. Failure by the Fund to maintain the asset coverages (or to cure such failure in a timely manner) may require the Fund to redeem ARPS. Failure to satisfy ratings agency asset coverage tests or other guidelines could also result in the applicable ratings agency downgrading its then-current ratings on the ARPS, as described above. Moreover, the rating agency guidelines impose restrictions or limitations on the Fund’s use of certain financial instruments or investment techniques that the Fund might otherwise utilize in order to achieve its investment objective, which may adversely affect the Fund’s investment performance. Rating agency guidelines may be modified by the rating agencies in the future and such modifications may make such guidelines substantially more restrictive or otherwise result in downgrades, which could further negatively affect the Fund’s investment performance.

Privacy and Data Security Risk

The Fund generally does not intend to obtain or hold borrowers’ non-public personal information, and the Fund intends to implement procedures designed to prevent the disclosure of borrowers’ non-public personal information to the Fund. However, service providers to the Fund or its direct or indirect fully-owned subsidiaries, including their custodians and the platforms acting as loan servicers for the Fund or its direct or indirect fully-owned subsidiaries, may obtain, hold or process such information. The Fund cannot guarantee the security of non-public personal information in the possession of such a service provider and cannot guarantee that service providers have been and will continue to comply with the Gramm-Leach-Bliley Act (“GLBA”), other data security and privacy laws and any other related regulatory requirements. Violations of GLBA and other laws could subject the Fund to litigation and/or fines, penalties or other regulatory action, which, individually or in the aggregate, could have an adverse effect on the Fund. The Fund may also face regulations related to privacy and data security in the other jurisdictions in which the Fund invests.

Private Placements Risk

A private placement involves the sale of securities that have not been registered under the Securities Act or relevant provisions of applicable non-U.S. law to certain institutional and qualified individual purchasers, such as the Fund. Securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Privately-Issued Mortgage-Related Securities Risk

There are no direct or indirect government or agency guarantees of payments in pools created by non-governmental issuers. Privately-issued mortgage-related securities are also not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee.

Privately-issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Real Estate Risk

To the extent that the Fund invests in real estate related investments, including REITs, real estate-related loans or real-estate linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers

ANNUAL REPORT	JULY 31, 2020	151

Principal Risks of the Funds1 (Cont.)

paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent that the Fund invests in REITs, it will also be subject to the risk that a REIT may default on its obligations or go bankrupt. By investing in REITs indirectly through the Fund, a shareholder will indirectly bear his or her proportionate share of the expenses of the REITs. The Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make distributions. An investment in a REIT or a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for favorable tax treatment under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Finally, private REITs are not traded on a national securities exchange. As such, these products are generally illiquid. This reduces the ability of the Fund to redeem its investment early. Private REITs are also generally harder to value and may bear higher fees than public REITs.

Regulatory Changes Risk

Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Investment Manager will continue to be eligible for such exemptions. Actions by governmental entities may also impact certain instruments in which the Fund invests.

Moreover, government regulation may have unpredictable and unintended effects. Legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair the Fund’s ability to pursue its investment objectives or utilize certain investment strategies and techniques.

Current rules related to credit risk retention requirements for asset-backed securities may increase the cost to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which the Fund may invest. The impact of the risk retention rules on the securitization markets is uncertain. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the Fund may invest, which costs could be passed along to such Fund as an investor in such vehicles. In addition, the costs imposed by the risk retention rules on originators, securitizers and/or collateral managers may result in a reduction of the number of new offerings of asset-backed securities and thus in fewer investment opportunities for the Fund. A reduction in the number of new securitizations could also reduce liquidity in the markets for certain types of financial assets, which in turn could negatively affect the returns on the Fund’s investment.

Regulatory Risk — Commodity Pool Operator

The CFTC has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the CEA and the rules thereunder (“commodity interests”), or if the Fund markets itself as providing investment exposure to such instruments.

Regulatory Risk — LIBOR

The Fund’s investments, payment obligations and financing terms may rely in some fashion on LIBOR. LIBOR is expected to be phased out by the end of 2021 and there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of the Fund’s investments may involve individual contracts that have no existing fallback provision or language that contemplates the discontinuation of LIBOR, and those investments could experience increased volatility or illiquidity as a result of the transition process. In addition, interest rate provisions included in such contracts, or in contracts or other arrangements entered into by the Fund, may need to be renegotiated. The transition may also result in a reduction in the value of certain instruments held by the Fund, a change in the cost of borrowing or the dividend rate for any preferred shares that may be issued by the Fund, or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Reinvestment Risk

Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations

152	PIMCO CLOSED-END FUNDS

(Unaudited)

at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels and the market price, NAV and/or overall return of the Common Shares.

Repurchase Agreements Risk

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements may be or become illiquid. These events could also trigger adverse tax consequences for the Fund.

Restricted Securities Risk

A private placement involves the sale of securities that have not been registered under the Securities Act or relevant provisions of applicable non-U.S. law to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Until the Fund can sell such securities into the public markets, its holdings will be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.

Segregation and Coverage Risk

Certain portfolio management techniques, such as, among other things, entering into reverse repurchase agreement transactions, swap agreements, futures contracts or other derivative transactions, purchasing securities on a when-issued or delayed delivery basis or engaging in short sales may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. At times, all or a substantial portion of the Fund’s liquid assets may be segregated for purposes of various portfolio transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Senior Debt Risk

The Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, the Fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.

Smaller Company Risk. The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Sovereign Debt Risk

In addition to the other risks applicable to debt investments, sovereign debt may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity’s

ANNUAL REPORT	JULY 31, 2020	153

Principal Risks of the Funds1 (Cont.)

failure to make timely payments on its debt can result from many factors, including, without limitation, insufficient foreign currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to the Fund in the event of a sovereign debt default or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to enforce its rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond the Fund’s control, may result in a loss in value of the Fund’s sovereign debt holdings.

Structured Investments Risk

Holders of structured products, including structured notes, credit-linked notes and other types of structured products, bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund. Structured products generally entail risks associated with derivative instruments.

Subprime Risk

Loans, and debt instruments collateralized by loans, acquired by the Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny. The Fund is not restricted by any particular borrower credit criteria when acquiring loans or debt instruments collateralized by loans.

Synthetic Convertible Securities Risk

The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Tax Risk

The Fund has elected to be treated as a “regulated investment company” (a “RIC”) under the Code and intends each year to qualify and be eligible to be treated as such, so that it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, that are distributed (or deemed distributed, as described below) to shareholders. In order to qualify and be eligible for such treatment, the Fund must meet certain asset diversification tests, derive at least 90% of its gross income for such year from certain types of qualifying income, and distribute to its shareholders at least 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses).

The Fund’s investment strategy will potentially be limited by its intention to continue qualifying for treatment as a RIC, and can limit the Fund’s ability to continue qualifying as such. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to regulated investment companies is uncertain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify or be eligible for treatment as a RIC.

If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

U.S. Government Securities Risk

Certain U.S. Government Securities such as U.S. Treasury bills, notes and bonds and mortgage-related securities guaranteed by the GNMA,

154	PIMCO CLOSED-END FUNDS

(Unaudited)

are supported by the full faith and credit of the United States; others, such as those of Federal Home Loan Banks (“FHLBs”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others are supported only by the credit of the agency, instrumentality or corporation. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. Yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. The values of U.S. Government Securities change as interest rates fluctuate.

Valuation Risk

Certain securities in which the Fund invests may be less liquid and more difficult to value than other types of securities. When market quotations or pricing service prices are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Zero-Coupon Bond, Step-Ups and Payment-in-Kind Securities Risk

The market prices of zero-coupon, step-ups and payment-in-kind securities are generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. Because zero-coupon securities bear no interest, their prices are especially volatile. And because zero-coupon bondholders do not receive interest payments, the prices of zero-coupon securities generally fall more dramatically than those of bonds that pay interest on a current basis when interest rates rise. The market for zero-coupon and payment-in-kind securities may suffer decreased liquidity. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for treatment as a RIC and to avoid Fund-level U.S. federal income and/or excise taxes, the Fund is required to distribute to its shareholders any income it is deemed to have received in respect of such investments, notwithstanding that cash has not been received currently, and the value of paid-in-kind interest. Consequently, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy this distribution requirement. The required distributions, if any, would result in an increase in the Fund’s exposure to these securities. Zero coupon bonds, step-ups and payment-in-kind securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

1 Defined terms used and not otherwise defined in this section have the meanings set forth in the Principal Investment Strategies and Principal Risks of the Funds sections.

ANNUAL REPORT	JULY 31, 2020	155

Risk Management Strategies1

(Unaudited)

A Fund may (but is not required to) use various investment strategies to attempt to hedge exposure to reduce the risk of price fluctuations of its portfolio securities, the risk of loss, and to preserve capital. Derivatives strategies and instruments that a Fund may use include, among others, reverse repurchase agreements; interest rate swaps; total return swaps; credit default swaps; basis swaps; other types of swap agreements or options thereon; dollar rolls; futures and forward contracts (including foreign currency exchange contracts); short sales; options on financial futures; options based on either an index of municipal securities or taxable debt securities whose prices, PIMCO believes, correlate with the prices of the Fund’s investments; other derivative transactions; loans of portfolio securities and when-issued, delayed delivery and forward commitment transactions. Income earned by a Fund from its hedging and related transactions may be subject to one or more special U.S. federal income tax rules that can affect the amount, timing and/or character of distributions to holders of the Fund’s Common Shares. For instance, many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on a Fund’s investments due to adverse interest rate changes. There is no assurance that these hedging strategies will be available at any time or that PIMCO will determine to use them for a Fund or, if used, that the strategies will be successful. PIMCO may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions. In addition, a Fund may be subject to certain restrictions on its use of hedging strategies imposed by guidelines of one or more ratings agencies that may issue ratings on any preferred shares issued by the Fund.

A Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund’s leverage begins (or is expected) to adversely affect holders of its Common Shares. In order to attempt to offset such a negative impact of leverage on holders of Common Shares, a Fund may shorten the average maturity or duration of its investment portfolio (by investing in short-term, high quality securities or implementing certain hedging strategies). Should a Fund issue preferred shares, the Fund also may attempt to reduce leverage by redeeming or otherwise purchasing preferred shares or by reducing any holdings in other instruments that create leverage. The success of any such attempt to limit leverage risk depends on PIMCO’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, a Fund may not be successful in managing its interest rate exposure in the manner described above.

In addition, each Fund has adopted certain investment limitations designed to limit investment risk. See “Fundamental Investment Restrictions” below for a description of these limitations.

1 Defined terms used and not otherwise defined in this section have the meanings set forth in the Principal Investment Strategies and Principal Risks of the Funds sections.

156	PIMCO CLOSED-END FUNDS

Effects of Leverage1

(Unaudited)

The following table is furnished in response to requirements of the SEC. It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s continued use of Preferred Shares and reverse repurchase agreements, as applicable, as of July 31, 2020 as a percentage of total managed assets (including assets attributable to such leverage), the estimated annual effective Preferred Share dividend rate and interest expense rate payable by the Fund on such instruments (based on market conditions as of July 31, 2020), and the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments.

The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with reverse repurchase agreements (or dollar rolls or borrowings, if any) used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.

	PIMCO Corporate & Income Opportunity Fund (PTY)	PIMCO Corporate & Income Strategy Fund (PCN)	PIMCO High Income Fund (PHK)	PIMCO Income Strategy Fund (PFL)	PIMCO Income Strategy Fund II (PFN)

Preferred Shares as a Percentage of Total Managed Assets (Including Assets Attributable to Preferred Shares and Reverse Repurchase Agreements)	11.14%	3.38%	6.07%	10.53%	10.21%

Estimated Annual Effective Preferred Share Dividend Rate	0.16%	0.12%	0.13%	1.61%	1.61%

Reverse Repurchase Agreements as a Percentage of Total Managed Assets (Including Assets Attributable to Preferred Shares and Reverse Repurchase Agreements)	23.41%	23.50%	24.46%	20.71%	19.03%

Estimated Annual Effective Interest Expense Rate Payable by Fund on Reverse Repurchase Agreements	1.63%	2.02%	1.84%	1.86%	1.76%

Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Preferred Share Dividend Rate and Interest Expense Rate on Reverse Repurchase Agreements	0.40%	0.48%	0.46%	0.56%	0.50%

Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(15.89)%	(14.33)%	(15.05)%	(15.35)%	(14.84)%

Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(8.25)%	(7.49)%	(7.86)%	(8.08)%	(7.77)%

Common Share Total Return for 0.00% Assumed Portfolio Total Return	(0.61)%	(0.65)%	(0.66)%	(0.81)%	(0.71)%

Common Share Total Return for 5.00% Assumed Portfolio Total Return	7.03%	6.18%	6.54%	6.46%	6.36%

Common Share Total Return for 10.00% Assumed Portfolio Total Return	14.67%	13.02%	13.74%	13.74%	13.43%

Common Share total return is composed of two elements — the distributions paid by a Fund to holders of Common Shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund’s portfolio and not the actual performance of the Fund’s Common Shares, the value of which is determined by market forces and other factors.

Should a Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, a Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

1 Defined terms used and not otherwise defined in this section have the meanings set forth in the Principal Investment Strategies and Principal Risks of the Funds sections.

ANNUAL REPORT	JULY 31, 2020	157

Fundamental Investment Restrictions1

PIMCO Corporate & Income Opportunity Fund

The investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)

With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

(3)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)

Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)

Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

PIMCO Corporate & Income Strategy Fund

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)

With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of municipal bonds.

(3)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)

Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

158	PIMCO CLOSED-END FUNDS

(Unaudited)

(6)

Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

PIMCO High Income Fund

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest of the Fund (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest of the Fund (including the Preferred Shares) voting as a separate class:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)

With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

(3)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)

Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)

Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

PIMCO Income Strategy Fund

The investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)

With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(3)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

ANNUAL REPORT	JULY 31, 2020	159

Fundamental Investment Restrictions1 (Cont.)

(Unaudited)

(5)

Borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)	Make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

PIMCO Income Strategy Fund II

The investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)

With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(3)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)

Borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)	Make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

1 For purposes of this section, “majority of the outstanding,” when used with respect to particular shares of a Fund (whether voting together as a single class or voting as separate classes), has the meaning set forth in the Investment Company Act of 1940, as amended. Defined terms used and not otherwise defined in this section have the meanings set forth in the Principal Investment Strategies and Principal Risks of the Funds sections.

160	PIMCO CLOSED-END FUNDS

Management of the Funds

(Unaudited)

The chart below identifies Trustees and Officers of the Funds. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

The Funds’ Statement of Additional Information includes more information about the Trustees/Directors and Officers. To request a free copy, call PIMCO at (844) 33-PIMCO.

Trustees

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees

Deborah A. DeCotis 1952	Chair of the Board, Trustee	Trustee of each Fund since 2011, expected to stand for re-election at the annual meeting of shareholders held during the 2020-2021 fiscal year for PHK and PTY and the 2021-2022 fiscal year for PFL, PFN and PCN.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	84	None

Sarah E. Cogan 1956	Trustee	Trustee of each Fund since 2019, expected to stand for re-election at the annual meeting of shareholders held during the 2022-2023 fiscal year for PHK, PFL and PTY and the 2021-2022 fiscal year for PFN and PCN.	Of Counsel, Simpson Thacher & Bartlett LLP (law firm); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013). Formerly, Partner, Simpson Thacher & Bartlett LLP (1989-2018).	83	None

James A. Jacobson 1945	Trustee	Trustee of PHK, PCN and PTY since 2009, Trustee of PFL since 2012 and Trustee of PFN since 2013, expected to stand for election at the annual meeting of shareholders held during the 2022-2023 fiscal year for PHK, PFN and PTY and the 2020-2021 fiscal year for PFL and PCN.	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	84	Formerly, Trustee, Alpine Mutual Funds Complex (consisting of 18 funds) (2009-2016).

Hans W. Kertess 1939	Trustee	Trustee of PCN since 2002, Trustee of PHK, PFL and PTY since 2003 and Trustee of PFN since 2004, expected to stand for election at the annual meeting of shareholders held during the 2022-2023 fiscal year for PFL and PFN and the 2020-2021 fiscal year for PHK, PCN and PTY.	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	84	None

Joseph B. Kittredge, Jr. 1954	Trustee	Trustee of each Fund since 2020, expected to stand for re-election at the annual meeting of shareholders held during the 2020-2021 for PHK, the 2021-2022 fiscal year for PFL and PFN, and for election at the annual meeting of shareholders held during the 2020-2021 fiscal year for PTY and PCN.	Retired. Formerly, General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2005-2018) and Partner (2007-2018); President, GMO Trust (institutional mutual funds) (2009-2018); Chief Executive Officer, GMO Trust (2009-2015); President and Chief Executive Officer, GMO Series Trust (platform based mutual funds) (2011-2013).	29	Trustee, GMO Trust (2010-2018); Chairman of the Board of Trustees, GMO Series Trust (2011-2018).

William B. Ogden, IV 1945	Trustee	Trustee of each Fund since 2006, expected to stand for election at the annual meeting of shareholders held during the 2022-2023 fiscal year for PFL and PCN, the 2020-2021 fiscal year for PFN and the 2021-2022 fiscal year for PHK and PTY.	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	83	None

ANNUAL REPORT	JULY 31, 2020	161

Management of the Funds (Cont.)

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Alan Rappaport 1953	Trustee	Trustee of PHK, PCN and PTY since 2010, Trustee of PFL since 2014 and Trustee of PFN since 2012, expected to stand for election at the annual meeting of shareholders held during the 2020-2021 fiscal year for PFL and PFN, the 2022-2023 fiscal year for PCN and the 2021-2022 fiscal year for PHK and PTY.	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	83	None

Interested Trustees

David N. Fisher* 1968	Trustee	Trustee of each Fund since January 2019, expected to stand for re-election at the annual meeting of shareholders held during the 2022-2023 fiscal year for PHK, PCN and PTY, the 2020-2021 fiscal year for PFN and the 2021-2022 fiscal year for PFL.	Managing Director and Head of Traditional Product Strategies, PIMCO (Since 2015); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	28	None

John C. Maney** 1959	Trustee	Trustee of each Fund since 2006, expected to stand for re-election at the annual meeting of shareholders held during the 2010-2021 fiscal year for PFN, the 2022-2023 fiscal year for PFL and the 2021-2022 fiscal year for PHK, PCN and PTY.	Consultant to PIMCO (since January 2020); Non-Executive Director and a member of the Compensation Committee of PIMCO Europe Ltd (since December 2017). Formerly, Managing Director of Allianz Asset Management of America L.P. (2005-2019); member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P (2006-2019); Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	28	None

*

Mr. Fisher is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Fisher’s address is 650 Newport Center Drive, Newport Beach, CA 92660. He was appointed as a Trustee of the Fund by the Board effective January 1, 2019.

**	Mr. Maney is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with PIMCO and its affiliates.

Officers

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Eric D. Johnson[1] 1970	President	Since May 2019	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since 2018	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ryan G. Leshaw[1] 1980	Chief Legal Officer	Since May 2019	Senior Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO-Managed Funds. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Joshua D. Ratner 1976	Senior Vice President	Since May 2019	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter G. Strelow[1] 1970	Senior Vice President	Since May 2019	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

162	PIMCO CLOSED-END FUNDS

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Wu-Kwan Kit[1] 1981	Vice President, Senior Counsel and Secretary	Since December 2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO-Managed Funds. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil[1] 1969	Vice President	Since 2015	Executive Vice President and Head of Americas Data Operations, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jeffrey A. Byer[1] 1976	Vice President	Since January 2020	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck[1] 1977	Vice President	Since January 2020	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bradley A. Todd[1] 1960	Treasurer	Since May 2019	Senior Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Consultant, EY.

Erik C. Brown 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brandon T. Evans[1] 1982	Assistant Treasurer	Since May 2019	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen Miller 1980	Assistant Treasurer	Since 2017	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Christopher M. Morin[1] 1980	Assistant Treasurer	Since 2016	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason J. Nagler 1982	Assistant Treasurer	Since 2015	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Parikh[1] 1978	Assistant Treasurer	Since May 2019	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds. Deputy Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

H. Jessica Zhang 1973	Assistant Treasurer	Since January 2020	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

ANNUAL REPORT	JULY 31, 2020	163

Approval of Investment Management Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board” or the “Trustees”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), of PIMCO Corporate & Income Opportunity Fund (“PTY”), PIMCO Corporate & Income Strategy Fund (“PCN”), PIMCO High Income Fund (“PHK”), PIMCO Income Strategy Fund (“PFL”), and PIMCO Income Strategy Fund II (“PFN”) (each, a “Fund” and, collectively, the “Funds”), voting separately, annually approve any continuation of the Investment Management Agreement between each Fund and Pacific Investment Management Company LLC (“PIMCO”) (each, an “Agreement” and, collectively, the “Agreements”). At a meeting held by videoconference1 on June 11, 2020 (the “Approval Meeting”), the Board, including the Independent Trustees, considered and unanimously approved the continuation of each Agreement for an additional one-year period commencing on August 1, 2020.

In addition to the Approval Meeting, the annual contract review process with respect to the Agreements also involved multiple planning discussions and meetings of the Contracts Committee of the Board (the “Committee”) (the Approval Meeting, together with such planning discussions and Committee meetings, the “Contract Renewal Meetings”). Throughout the process, the Independent Trustees received legal advice from independent legal counsel that is experienced in 1940 Act matters and independent of PIMCO (“Independent Counsel”), and with whom they met separately from PIMCO during the Contract Renewal Meetings. Representatives from Fund management attended portions of the Contract Renewal Meetings and responded to questions from the Independent Trustees. The Committee also received and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in evaluating each Agreement.

In connection with their deliberations regarding the proposed continuation of the Agreement for each Fund, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to reasonably be necessary to evaluate the terms of the Agreements. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreements.

In evaluating each Agreement, the Board, including the Independent Trustees, reviewed extensive materials provided by PIMCO in response to questions submitted by the Independent Trustees and Independent Counsel, and met with senior representatives of PIMCO regarding its personnel, operations, and estimated profitability as they relate to the Funds. The Trustees also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on net asset value, common share market price and distribution yield, use of leverage (if applicable), information regarding share price premiums and/or discounts, portfolio risk, and other portfolio information for each Fund, including the use of derivatives if used as part of the Fund’s strategy, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by PIMCO and its affiliates. To assist with their review, the Trustees reviewed summaries prepared by PIMCO that analyzed each Fund based on a number of factors, including, fees/expenses, performance, distribution yield, and risk-based factors. Due to the market volatility stemming from the COVID-19 pandemic, the Trustees also requested, received and reviewed summaries updated as of April 30, 2020. They also considered, among other information, performance based on net asset value and market value (both absolute and compared against its Broadridge Performance Universe (as defined below)), investment objective and strategy, portfolio managers, assets under management, outstanding leverage, share price premium and/or discount information, annual fund operating expenses, total expense ratio and management fee comparisons between the Fund and its Broadridge Expense Group (as defined below) and trends in estimated profitability to PIMCO from its advisory relationship with each Fund.

The Trustees’ conclusions as to the continuation of each Agreement were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services

As part of their review, the Trustees received and considered descriptions of various functions performed by PIMCO for the Funds,

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

164	PIMCO CLOSED-END FUNDS

(Unaudited)

such as portfolio management, compliance monitoring, portfolio trading practices, and oversight of third-party service providers. They also considered information regarding the overall organization and business functions of PIMCO, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services, and corporate ownership and business operations unrelated to the Funds. The Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; information regarding the Funds’ use of leverage; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and staff of PIMCO; the general process or philosophy for determining employee compensation; and the operational infrastructure, including technology and systems, of PIMCO. The Trustees also considered actions taken by PIMCO to manage the impact on each Fund and its portfolio holdings of recent market volatility.

In addition, the Trustees noted the extensive range of services that PIMCO provides to the Funds beyond investment management services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services with respect to regulatory compliance and ability to comply with the investment policies of the Funds; the compliance programs and risk controls of PIMCO; the specific contractual obligations of PIMCO pursuant to the Agreements; the nature, extent, and quality of the supervisory and administrative services PIMCO is responsible for providing to the Funds; PIMCO’s risk management function; the time and resources PIMCO expends monitoring the leverage employed by the Funds, including the covenants and restrictions imposed by certain forms of leverage such as the Funds’ preferred shares; and conditions that might affect PIMCO’s ability to provide high-quality services to the Funds in the future under the Agreements, including, but not limited to, PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial and business risk PIMCO has undertaken as investment manager and sponsor of the Funds. Specifically, the Trustees considered that PIMCO’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds. The Trustees also noted PIMCO’s activities under its contractual obligation to coordinate, oversee and supervise the Funds’ various outside service providers, including its negotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Trustees also considered PIMCO’s ongoing development of its own infrastructure and information technology, including its proprietary software and applications, to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management. The Trustees also considered PIMCO’s effective operation and implementation of its business continuity plan in response to the COVID-19 pandemic and government-mandated restrictions and its oversight of the service providers’ business continuity during this period.

The Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to each Fund given its investment objective and policies, PIMCO would be able to continue to meet any reasonably foreseeable obligations under each Agreement, and PIMCO would otherwise be able to continue to provide investment and non-investment services to each Fund of an appropriate extent and quality.

Fee and Expense Information

In assessing the reasonableness of each Fund’s fees and expenses under the Agreement, the Trustees considered, among other information, the Fund’s management fee and its total expenses as a percentage of average net assets attributable to common shares and as a percentage of average total managed assets (including assets attributable both to common shares and specified leverage outstanding), in comparison to information about other funds provided by Broadridge Financial Solutions, Inc. (“Broadridge”), including the management fees and other expenses of a smaller sample of comparable funds with different investment advisers identified by Broadridge (for each Fund, its “Broadridge Expense Group”) as well as of a larger sample of comparable funds identified by Broadridge (for each Fund, its “Broadridge Expense Universe”). In each case, the total expense ratio information was provided both inclusive and exclusive of interest and borrowing expenses. Fund-specific comparative fees/expenses reviewed by the Trustees are discussed below. The Fund-specific fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees. The Trustees considered that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements, if any. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Broadridge Expense Groups and Broadridge Expense Universes.

To the extent applicable, the Trustees considered information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, with similar investment strategies to those of the Funds. The Trustees considered information provided by PIMCO indicating that, in comparison to certain other products managed by PIMCO, including open-end funds and exchange-traded funds, there

ANNUAL REPORT	JULY 31, 2020	165

Approval of Investment Management Agreement (Cont.)

are additional portfolio management challenges in managing closed-end funds such as the Funds. For example, the challenges associated with managing closed-end funds may include investing in less liquid holdings, the use of leverage, issues relating to trading on a national securities exchange and managing the funds’ dividend practices. In addition, the Independent Trustees considered information provided by PIMCO as to the generally broader and more extensive services provided to the Funds in comparison to those provided to private funds or institutional or separate accounts; the higher demands placed on PIMCO to provide considerable shareholder services due to the volume of investors; the greater entrepreneurial, enterprise, and reputational risk in managing registered closed-end funds; and the impact on PIMCO and expenses associated with the more extensive regulatory and compliance requirements to which the Funds are subject in comparison to private funds or institutional or separate accounts. The Trustees were advised by PIMCO that, in light of these additional challenges and additional services, different pricing structures between closed-end funds and other products managed by PIMCO are to be expected, and that comparisons of pricing structures across these products may not always be apt comparisons, even where other products have similar investment objectives and strategies to those of the Funds.

The Trustees also took into account that the Funds have preferred shares outstanding and use other forms of leverage, such as by the use of reverse repurchase agreements, which increases the amount of management fees payable by each Fund under the Agreement (because each Fund’s fees are calculated either based on net assets, including assets attributable to preferred shares outstanding, or based on total managed assets, including assets attributable to preferred shares and certain other forms of leverage outstanding). In this regard, the Trustees took into account that PIMCO has a financial incentive for the Funds to use or continue to use leverage on which management fees are charged, which may create a conflict of interest between PIMCO, on one hand, and the Funds’ common shareholders, on the other. Therefore, the Trustees noted that the total fees paid by each Fund to PIMCO under the Fund’s unitary fee arrangement would therefore vary more with increases and decreases in applicable leverage incurred by the Fund than under a non-unitary fee arrangement, all other things being equal. The Trustees considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund under current market conditions. The Trustees considered that they receive each quarter information from PIMCO comparing the recent, historical and projected costs of each Fund’s existing leverage arrangements against other available financing options, as well as information relating to PIMCO’s views regarding economic or other risks of maintaining those leverage arrangements and/or replacing them with alternate forms of financing. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives.

The Trustees noted that, for each Fund, the contractual management fee rate for the Fund under its unitary fee arrangement was below the median contractual management fees of the other funds in its Broadridge Expense Group, calculated both on average net assets and on average total managed assets, with the exception of PCN, whose contractual management fee rate was at the median in both cases. In this regard, the Trustees took into account that each Fund’s unitary fee arrangement covers substantially all of the Fund’s operating fees and expenses (“Operating Expenses”), and therefore, all other things being equal, would tend to be higher than the contractual management fee rates of other funds in the applicable Broadridge Expense Group, which generally do not have a unitary fee structure and bear Operating Expenses directly and in addition to the management fee. The Trustees determined that a review of each Fund’s total expense ratio with the total expense ratios of peer funds would generally provide more meaningful comparisons than considering contractual management fee rates in isolation.

In this regard, the Trustees noted PIMCO’s view that the unitary fee arrangements have benefited and will continue to benefit common shareholders because they provide an expense structure (including Operating Expenses) that is essentially fixed for the duration of the contractual period as a percentage of either net assets, including daily net assets attributable to any preferred shares of the fund that may be outstanding (as in case of PTY, PCN, and PHK), or total managed assets, including any assets attributable to any preferred shares or other forms of leverage of the Fund that may be outstanding minus accrued liabilities other than liabilities representing leverage (as in case of PFL and PFN), as applicable, making it more predictable under ordinary circumstances in comparison to other fee and expense structures, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) could vary significantly over time. The Trustees also considered that the unitary fee arrangements generally insulate the Funds and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

Performance Information

Fund-specific comparative performance results for the Funds reviewed by the Trustees are discussed below. With respect to investment performance, the Trustees considered information regarding each

166	PIMCO CLOSED-END FUNDS

(Unaudited)

Fund’s short-, intermediate- and long-term performance based on net asset value and market value, as applicable, net of the Fund’s fees and expenses, both on an absolute basis and relative to the performance of its Broadridge Performance Universe (as defined below). The Trustees considered information provided by Broadridge for the Funds regarding the investment performance of a group of funds with investment classifications/objectives comparable to those of each Fund (for each Fund, its “Broadridge Performance Universe”). The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. The Trustees also considered information regarding the Funds’ comparative yields and risk-adjusted returns. The Independent Trustees recognized that the performance information, including the Broadridge performance information, was as of December 31, 2019, and, as such, did not include the period of extreme market volatility resulting from the COVID-19 pandemic. For this reason, they requested, received, and reviewed more recent performance information from PIMCO as of March 31, 2020. The Trustees considered information from PIMCO regarding the risks undertaken by each Fund, including the use of leverage, and PIMCO’s management and oversight of the Fund’s risk profile, including in instances where the Fund outperformed its Broadridge Performance Universe.

In addition, the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting (by both the Board and its Performance Committee).

Profitability, Economies of Scale, and Fall-out Benefits

The Trustees considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) PIMCO’s estimated pre- and post-distribution operating margin for each Fund, as well as PIMCO’s estimated pre- and post-distribution operating margin for all of the closed-end funds advised by PIMCO, including the Funds (collectively, the “Estimated Margins”), in each case for the one-year period ended December 31, 2019; (ii) a year-over-year comparison of PIMCO’s Estimated Margins for the one-year periods ended December 31, 2019, and December 31, 2018; and (iii) an overview of PIMCO’s average fee rates with respect to all of the closed-end funds advised by PIMCO, including the Funds, compared to PIMCO’s average fee rates with respect to its other clients, including PIMCO-advised separate accounts, open-end funds and hedge funds and private equity funds. The Trustees also took into account explanations from PIMCO regarding how certain of PIMCO’s corporate and shared expenses were allocated among the Funds and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also considered information regarding possible economies of scale in the operation of the Funds, including in connection with at-the-market offerings conducted by certain Funds. The Trustees took into account that the Funds do not currently have any breakpoints in their management fees. The Trustees considered that, as closed-end investment companies, the Funds do not continually offer new shares to raise additional assets (as does a typical open-end investment company), but may raise additional assets through follow-on offerings and dividend reinvestments and may also experience asset growth through investment performance and/or the increased use of leverage. The Trustees noted PIMCO’s assertion that it may share the benefits of potential economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and the enhancement of services provided to the Funds in return for fees paid. The Trustees also considered that the unitary fee arrangements provide inherent economies of scale because a Fund maintains competitive fixed unitary fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unitary fee arrangements, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unitary fee arrangements protect shareholders, during the contractual period, from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Funds and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

Fund-by-Fund Performance and Fee/Expense Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. With respect to performance quintile rankings for a Fund compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.

ANNUAL REPORT	JULY 31, 2020	167

Approval of Investment Management Agreement (Cont.)

PTY

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Broadridge Performance Universe, consisting of 31 funds for one-year performance, 28 funds for three-year performance, 24 funds for five-year performance and 15 funds for ten-year performance, the Trustees noted that the Fund had first quintile performance for the one-year, three-year, five-year and ten-year periods ended December 31, 2019.

The Trustees noted that, including the Fund, the Broadridge Expense Group for the Fund consisted of a total of 13 funds and the Broadridge Expense Universe for the Fund consisted of a total of 24 funds. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

PCN

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Broadridge Performance Universe, consisting of 31 funds for one-year performance, 28 funds for three-year performance, 24 funds for five-year performance and 15 funds for ten-year performance, the Trustees noted that the Fund had first quintile performance for the one-year, three-year and five-year periods and second quintile performance for the ten-year period ended December 31, 2019.

The Trustees noted that, including the Fund, the Broadridge Expense Group for the Fund consisted of a total of 13 funds and the Broadridge Expense Universe for the Fund consisted of a total of 24 funds. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average total managed assets was approximately at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

PHK

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Broadridge Performance Universe, consisting of 31 funds for one-year performance, 28 funds for three-year performance, 24 funds for five-year performance and 15 funds for ten-year performance, the Trustees noted that the Fund had first quintile performance for the one-year, three-year, five-year and ten-year periods ended December 31, 2019.

The Trustees noted that, including the Fund, the Broadridge Expense Group for the Fund consisted of a total of 13 funds and the Broadridge Expense Universe for the Fund consisted of a total of 24 funds. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average total managed assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average total managed assets was approximately at the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average total managed assets was approximately at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

PFL

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Broadridge Performance Universe, consisting of 31 funds for one-year performance, 28 funds for three-year performance, 24 funds for five-year performance and 15 funds for ten-year performance, the Trustees noted that the Fund had second quintile performance for the one-year, three-year and five-year periods and third quintile performance for the ten-year period ended December 31, 2019.

168	PIMCO CLOSED-END FUNDS

(Unaudited)

The Trustees noted that, including the Fund, the Broadridge Expense Group for the Fund consisted of a total of 12 funds and the Broadridge Expense Universe for the Fund consisted of a total of 24 funds. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average total managed assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average total managed assets was approximately at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was approximately at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group.

PFN

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Broadridge Performance Universe, consisting of 31 funds for one-year performance, 28 funds for three-year performance, 24 funds for five-year performance and 15 funds for ten-year performance, the Trustees noted that the Fund had second quintile performance for the one-year and ten-year periods and first quintile performance for the three-year and five-year period ended December 31, 2019.

The Trustees noted that, including the Fund, the Broadridge Expense Group for the Fund consisted of a total of 12 funds and the Broadridge Expense Universe for the Fund consisted of a total of 24 funds. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its

Broadridge Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was approximately at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Universe.

Conclusion

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreements, and based on the information provided and related representations made by management, and in their business judgment, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Funds. The Trustees also concluded that the fees payable under the Agreements represent reasonable compensation in light of the nature, extent and quality of services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of each Fund and its shareholders, and should be approved.

ANNUAL REPORT	JULY 31, 2020	169

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

170	PIMCO CLOSED-END FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar for Common Shares

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar for Auction Rate Preferred Shares

Deustsche Bank Company Americas

60 Wall Street, 16th Floor

New York, New York 10005

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

CEF3011AR_073120

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that James A. Jacobson and Joseph B. Kittredge, Jr., who serve on the Board’s Audit Oversight Committee, qualify as “audit committee financial experts” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson and Mr. Kittredge are “independent” as such term is interpreted under this Item 3

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	July 31, 2020	$ 59,116
	July 31, 2019	$ 51,010

(b)	Fiscal Year Ended	Audit-Related Fees
	July 31, 2020	$ 19,000
	July 31, 2019	$ 18,000

(c)	Fiscal Year Ended	Tax Fees (1)
	July 31, 2020	$ —
	July 31, 2019	$ —

(d)	Fiscal Year Ended	All Other Fees (2)
	July 31, 2020	$ —
	July 31, 2019	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1) There were no “Tax Fees” for the last two fiscal years.

(2) There were no “All Other Fees” for the last two fiscal years.

(e)     Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	July 31, 2020	July 31, 2019

PIMCO High Income Fund	$19,000	$18,000
Pacific Investment Management Company LLC (“PIMCO”)	18,842,940	12,402,651

Totals	$18,861,940	$12,420,651

(h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

Sarah E. Cogan

Deborah A. DeCotis

James A. Jacobson

Hans W. Kertess

Joseph B. Kittredge*

William B. Ogden, IV

Alan Rappaport

*Effective May 11, 2020, Mr. Kittredge joined the Audit Oversight Committee.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy Statement: PIMCO adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. The Proxy Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies1, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”)3 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents4 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of potential/identified conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ISP Oversight: Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP’s engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP’s capacity and competency to provide proxy voting research and recommendations5 and the ISP’s compliance program.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

1 Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas 2nd Floor, New York NY 10036.

4 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

5 This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of September 29, 2020, the following individuals have primary responsibility for the day-to-day management of the PIMCO High Income Fund (the “Fund”):

Alfred Murata

Mr. Murata has been a portfolio manager of the Fund since September 2014. Mr. Murata is a managing director in the Newport Beach office and a portfolio manager on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

Mohit Mittal

Mr. Mittal has been a portfolio manager of the Fund since September 2014. Mr. Mittal is a managing director and portfolio manager in the Newport Beach office. He manages investment grade credit, total return and unconstrained bond portfolios and is a member of the Americas Portfolio Committee. Previously, he was a specialist on PIMCO’s interest rates and derivatives desk.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of July 31, 2020, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)
Alfred Murata	19	$158,332.00	12	$33,830.49	8	$2,060.17
Mohit Mittal	27	$128,503.22	24*	$36,104.78	137**	$97,391.94

*Of these Other Pooled Investment Vehicles, 3 account(s) totaling $3,630.86 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

**Of these Other Accounts, 5 account(s) totaling $1,024.44 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund and other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO. In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”), but may not be available in sufficient quantities for both the Fund and other Clients to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other Clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other Clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other Clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other Clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other accounts managed by PIMCO may invest in a transaction in which one or more other funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. Additionally, a fund or other account managed by PIMCO may take an investment position or action that may be different from, or inconsistent with, an investment position or action taken by another fund or other account managed by PIMCO having similar or differing investment objectives. These positions and actions may adversely impact the Fund. For example, the Fund may buy a security and another fund or other account managed by PIMCO may establish a short position in that same security or in another security issued by the same issuer. The subsequent short sale may result in a decrease in the price of the security that the first fund holds. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other Clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another Client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of material non-public information (“MNPI”) which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such nonparticipating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Funds) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the management fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and certain pooled investment vehicles on a fair and equitable basis over time.

(a)(3)

As of July 31, 2020, the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers;

•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

•

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

•

Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

•	Contributions to mentoring, coaching and/or supervising members of team;

•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options are awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•

The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

•

The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

Eligibility to participate in LTIP and the M Unit program is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of July 31, 2020:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of July 31, 2020
Alfred Murata	None
Mohit Mittal	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO High Income Fund

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	September 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	September 29, 2020

By:	/s/ Bradley Todd
Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date:	September 29, 2020